UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


 Investment Company Act file number                         811-03585
                                                    --------------------------

                      Principal Cash Management Fund, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

                   711 High Street, Des Moines, IA 50392-2080
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

        Princor Financial Services Corporation, Des Moines, IA 50392-2080
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 515-247-5476
                                                   -------------------

Date of fiscal year end:        October 31, 2004
                        ---------------------------

Date of reporting period:       October 31, 2004
                         ---------------------------

ITEM 1 - REPORT TO STOCKHOLDERS

                               TABLE OF CONTENTS
                                                                       PAGE
Portfolio Managers' Comments............................................2
Shareholder Expense Example.............................................27
Financial Statements and Highlights
 Statements of Assets and Liabilities...................................31
 Statements of Operations...............................................42
 Statements of Changes in Net Assets....................................53
 Notes to Financial Statements..........................................64
 Schedules of Investments
  Balanced Fund.........................................................74
  Bond Fund.............................................................92
  Capital Value Fund....................................................103
  Cash Management Fund..................................................106
  Equity Income Fund....................................................109
  Government Securities Income Fund.....................................112
  Growth Fund...........................................................116
  International Emerging Markets Fund...................................118
  International Fund....................................................122
  International SmallCap Fund...........................................130
  LargeCap Stock Index Fund.............................................135
  Limited Term Bond Fund................................................144
  MidCap Fund...........................................................153
  Partners Blue Chip Fund...............................................156
  Partners Equity Growth Fund...........................................160
  Partners LargeCap Blend Fund..........................................162
  Partners LargeCap Value Fund..........................................168
  Partners MidCap Growth Fund...........................................171
  Partners SmallCap Growth Fund.........................................174
  Real Estate Securities Fund...........................................178
  SmallCap Fund.........................................................179
  Tax-Exempt Bond Fund..................................................183
 Financial Highlights...................................................187
Report of Independent Registered Public Accounting Firm.................209
Fund Directors..........................................................210
Proxy Voting Policies...................................................211
Schedules of Investments................................................211
Federal Income Tax Information..........................................212

PORTFOLIO MANAGERS' COMMENTS

IMPORTANT FUND INFORMATION

The following disclosure applies to each Principal Mutual Fund:

The line graphs on the following pages represent hypothetical $10,000 investments in Class A shares and reflect the maximum sales charge for each Fund. Growth of a $10,000 investment in Class B shares will vary from the results illustrated due to differences in the expenses charged and the contingent deferred sales charge (CDSC). Past performance does not guarantee future performance.

The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the financial highlights or the prospectus.

The Morningstar Mutual Fund Category Averages shown in the tables are calculated by Morningstar. The Averages do not reflect sales charges but do reflect transaction costs and operating expenses. Each index is unmanaged and therefore performance information does not reflect sales charges, transaction costs or operating expenses.

The inception dates given in the tables for each share class are the dates operations began.

Fund shares are neither deposits nor obligations of any bank or other insured depository institution, nor are they endorsed or guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested. The value of Fund shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost.

The Comments on the following pages were supplied by the Funds' portfolio managers, except where noted. Portfolio managers commonly classify investments by economic sector -- technology, financials, retail, and so on. These sector classifications may differ among portfolio managers. They also may differ from the Fund's sector classifications. Therefore, sector names and percentages discussed in the commentaries may differ from those in the Schedule of Investments. Specific security holdings referred to in the commentaries may have been liquidated during the reporting period. For a listing of securities held at the end of the reporting period, please refer to the Schedules of Investments. Comments cover the Funds' fiscal year, which runs from November 1, 2003 through October 31, 2004.

PRINCIPAL BALANCED FUND, INC.

PAUL A. DOW AND DIRK LASCHANZKY (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        60% S&P 500                 Standard & Poor's     Lehman Brothers        Morningstar Moderate    Balanced
        Stock Index and             500 Stock Index       Aggregate              Allocation              Fund
        40% Lehman Brothers                               Bond Index             Category Average        Class A
        Aggregate Bond Index*

               10                         10                      10                     10              9.425
10/95        12.208                     12.644                  11.565                 11.816            10.762
10/96        14.23                      15.69                   12.242                 13.617            12.387
10/97        17.446                     20.728                  13.33                  16.364            14.354
10/98        20.49                      25.286                  14.574                 17.799            15.933
10/99        23.598                     31.777                  14.651                 19.96             16.706
10/00        25.259                     33.712                  15.721                 21.742            17.107
10/01        22.571                     25.318                  18.01                  19.494            14.898
10/02        21.063                     21.492                  19.071                 21.089            13.268
10/03        24.117                     25.962                  20.007                 24.436            15.062
10/04        26.027                     28.405                  21.113                 26.242            16.192

* This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                          Since
Class   Date            1 Year     5 Year     10 Year      Inception
A*      12/18/1987      7.50%      -0.62%     5.56%        7.21%
A**     12/18/1987      1.29%      -1.79%     4.94%        6.83%
B*      12/9/1994       6.53%      -1.39%                  5.52%
B***    12/9/1994       2.53%      -1.74%                  5.52%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

For the one-year period ended October 31, 2004, the Fund returned 7.50% compared to 7.92% for a blend of 60% S&P 500 Index/40% Lehman Aggregate Bond Index. The Fund underperformed the blended index primarily due to the Fund's asset allocation decisions. Individual security selection as well as the decision to overweight equities had mixed results throughout the period, especially in the third quarter when stocks underperformed bonds. The Fund's overweighted position in value companies was generally a positive contributor to overall performance for the year as value companies tended to outperform growth companies.

The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The domestic equity markets continued to advance during the one-year period as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the first half of 2004 as the markets maintained the increases from the last few months of 2003. International equity markets followed the lead of the domestic equity markets during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates. The difference between corporate security yields and Treasury security yields tended to narrow during the year as the corporate market outlook improved.

Economic activity continued to improve during the year as business and consumer confidence remained solid. Investors were cautious throughout much of the year as they waited for confirmation from higher corporate earnings and forecasts.

NOTE: The above comments refer specifically to Class A shares of the Fund.


PRINCIPAL BOND FUND, INC.

WILLIAM C. ARMSTRONG, LARRY POST AND TIMOTHY R. WARRICK (PRINCIPAL MANAGEMENT CORPORATION)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES


          Lehman       Morningstar
          Brothers     Intermediate-
          Aggregate    Term Bond        Bond
          Bond         Category         Fund
          Index        Average          Class A

          10            10              9.525
10/95     11.565        11.437          11.404
10/96     12.242        12.04           11.945
10/97     13.33         13.045          13.156
10/98     14.574        14.049          14.177
10/99     14.651        14.053          13.905
10/00     15.721        14.858          14.354
10/01     18.01         16.798          16.501
10/02     19.071        17.722          17.133
10/03     20.007        18.801          17.935
10/04     21.113        19.732          18.959


        Average Annual Total Returns
        as of October 31, 2004

        Inception                                        Since
Class   Date            1 Year     5 Year     10 Year    Inception
A*      12/18/1987      5.71%      6.40%      7.13%      7.85%
A**     12/18/1987      0.67%      5.37%      6.61%      7.53%
B*      12/9/1994       4.98%      5.63%                 6.54%
B***    12/9/1994       0.98%      5.31%                 6.54%

*               At Net Asset Value
**      With sales charge
***     Reflects a CDSC

Past performance is not predictive of future performance.

The Principal Bond Fund, Inc. outperformed the Lehman Aggregate Bond Index for the one-year period ended October 31, 2004, returning 5.71% compared to 5.53% for the index.

The economy grew rapidly in late 2003 and early 2004. Corporate earnings announcements were strong, and companies continued to improve their financial conditions by paying down and extending debt. Short-term interest rates began to rise during the second quarter but intermediate-term rates remained fairly stable.

Most of the Fund's outperformance relative to the Lehman Aggregate Bond Index came from our allocation to below-investment-grade corporate bonds, which performed very well; such bonds are not included in the index. In addition, the Fund benefited from our overweight position versus the index in investment-grade corporate bonds and asset-backed securities, which were the two best-performing fixed income sectors during the period. Furthermore, the Fund was underweight compared to the index in sectors that did not perform well; these included U.S. Treasuries and agencies.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL CAPITAL VALUE FUND, INC.

JOHN PIHLBLAD (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Russell         Morningstar     Capital
        1000            Large Value     Value
        Value           Category        Fund
        Index           Average         Class A

        10              10              9.425
10/95   12.471          12.063          11.116
10/96   15.432          14.728          14.052
10/97   20.554          18.853          17.616
10/98   23.602          20.64           20.362
10/99   27.501          23.195          20.973
10/00   29.019          24.958          19.673
10/01   25.577          21.953          17.055
10/02   23.014          21.38           15.431
10/03   28.28           25.93           18.398
10/04   32.649          29.078          20.166

        Average Annual Total Returns
        as of October 31, 2004
        Inception                                        Since
Class   Date            1 Year     5 Year     10 Year    Inception
A*      10/15/1969      9.61%      -0.78%     7.90%      10.81%
A**     10/15/1969      3.30%      -1.95%     7.27%      10.63%
B*      12/9/1994       8.83%      -1.57%                8.06%
B***    12/9/1994       4.83%      -1.91%                8.06%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

During the year ended October 31, 2004, the Principal Capital Value Fund, Inc. underperformed the Russell 1000 Value Index, posting a 9.61% total return compared to 15.45% for the index.

Equity market performance was fueled by oil, dividends, earnings, and value stocks as well as securities in emerging markets. Energy stocks led performance as this sector rose 43.5% during the 12-month period, driven by strength in underlying crude oil and natural gas prices. Returns for the utilities and industrials sectors each topped 20%, as companies benefited from consistent improvement of earnings in a fairly high-quality fashion. As economic and consumer spending growth slowed during the summer, investors avoided technology stocks and stocks of companies that sold retail and everyday products to consumers.

The Fund's underperformance relative to the index was driven by poor stock selection, particularly in the financials, information technology and consumer staples sectors. Many of these areas were impacted by unexpected interest rate changes.

In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Further, we believe that the key to superior stock selection lies in the identification of companies with the following attributes: 1) improving business fundamentals, 2) sustainability of the improvement, 3) rising investor expectations and 4) attractive relative valuation.

Our equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL CASH MANAGEMENT FUND, INC.

Effective August 9, 2004, Tracy Reeg was added to those individuals responsible for day-to-day Fund management.

MICHAEL R. JOHNSON, TRACY REEG AND ALICE ROBERTSON (PRINCIPAL MANAGEMENT CORPORATION)

The average maturity of the money fund industry over the course of fiscal year 2004 was in the 41-59 day range. The industry average continually declined in order to be better positioned for the widely-anticipated Federal Reserve rate increases. Principal Cash Management Fund, Inc. strives to stay in line with the money fund industry average in both yield and maturity. Fund managers choose from a list of high-quality investments that is actively monitored by our fixed-income analytical staff.

The Fed Funds rate started fiscal year 2004 at 1.00%. (The Fed Funds rate is the overnight lending rate between banks.) At its May meeting, the Federal Reserve changed its policy from accommodation to tightening. The Federal Reserve began to remove this accommodation by raising the Fed Funds rate by 0.25% at its June meeting. Two more rate increases of 0.25% each at the August and September meetings brought the Fed Funds rate to 1.75%.

Investment in the Fund is neither insured nor guaranteed by the U.S. Government. While the Fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in the Fund.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL EQUITY INCOME FUND, INC. F/K/A PRINCIPAL UTILITIES FUND, INC.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Dow Jones     Standard
        Utilities       &                 Morningstar   Morningstar
        Index         Poor's    Russell   Specialty-    Moderate      Equity
        with          500       1000      Utilities     Allocation    Income
        Income        Stock     Value     Category      Category      Fund
        Index         Index     Index*    Average       Average       Class A


         10          10         10        10            10            9.425
10/95    12.622      12.644     12.471    11.642        11.816        11.721
10/96    14.124      15.69      15.432    13.137        13.617        12.674
10/97    15.882      20.728     20.554    15.569        16.364        14.481
10/98    20.515      25.286     23.602    19.066        17.799        19.129
10/99    21.66       31.777     27.501    22.814        19.96         21.949
10/00    28.916      33.712     29.019    26.049        21.742        24.603
10/01    22.352      25.318     25.577    20.099        19.494        18.27
10/02    15.72       21.492     23.014    17.832        21.089        15.109
10/03    20.963      25.962     28.28     21.266        24.436        17.203
10/04    26.975      28.405     32.649    26.161        26.242        19.431

* The Fund changed its investment strategy and reduced its investment emphasis on securities of companies in the utilities industry as of March 1, 2004. This benchmark better represents the Fund's new investment strategy.

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                                 Since
Class   Date            1 Year        5 Year        10 Year       Inception
A*      12/16/1992      12.95%        -2.41%        7.50%         6.13%
A**     12/16/1992      6.48%         -3.56%        6.87%         5.60%
B*      12/9/1994       12.06%        -3.22%                      7.06%
B***    12/9/1994       8.06%         -3.48%                      7.06%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

From the beginning of the period until March 1, 2004, the Fund was named Principal Utilities Fund, Inc., and the Fund's investment strategy focused primarily on common stock and preferred securities of publicly-owned utilities companies, including electric utilities and telecom-munications companies. On March 1, 2004, the Fund's name was changed to Principal Equity Income Fund, and the Fund's investment strategy was re-focused more broadly on value equities (primarily domestic but also foreign), real estate investment trusts (REITs), preferred securities, and convertible securities in order to moderate performance volatility and to enhance opportunities to achieve the Fund's objective of high current income and long-term growth of income and capital. Over the entire period, the Fund earned 12.95% compared to 15.45% for the Fund's current benchmark, the Russell 1000 Value Index.

PRINCIPAL MANAGEMENT CORPORATION

From the beginning of the period through February 29, 2004, the Fund earned 7.70%, while the Fund's then-benchmark, the Dow-Jones Utilities with-Income Index, earned 11.78%. Along with the rest of the stock market, utilities values rose in the last quarter of 2003, as investor confidence in economic growth took hold and as enthusiasm for dividend-producing securities eligible for favorable tax treatment increased. From then through the end of February utilities securities rose more modestly. The Fund's preferred securities generally underperformed.

On March 1, 2004, day-to-day Fund management responsibility was transferred from Fernando Diaz and Joseph J. Urciuoli to Rollin Woltjen. Effective October 28, 2004, day-to-day Fund management responsibility was transferred from Rollin Woltjen, who retired, to Mark McGrew.

MARK M. MCGREW (PRINCIPAL GLOBAL INVESTORS, LLC)

Beginning March 1, 2004, the Fund's investment portfolio was transitioned from mainly utilities securities to a combination of value-oriented domestic and foreign stocks, preferred securities, REIT stocks, and convertible bonds. Stocks represent the largest component of the Fund's portfolio. All the component parts continue to provide exposure to the utilities sector of the economy, as this sector tends to provide investments with higher dividends and interest payments that generate a high level of income for the Fund. However, the Fund's overall exposure to the utilities sector is considerably lower than previously.

The domestic equity market rose early in the Fund's reporting period but then leveled off for much of 2004. The value-oriented stock component of the Fund's portfolio benefited as investors sought securities with higher-quality earnings and high stock-dividend yields. The REIT market was volatile during the first half of 2004 as investors first allowed prices to fall after years of overcapacity and then flocked back, pushing prices back up as bond interest rates remained low. Preferred securities continued to boost the Fund's income yield and also added to the Fund's total return from price appreciation. We steadily increased the Fund's exposure to international investments as more attractive-yielding securities became available.

For the eight months from March 1, 2004 through the end of the period, the Fund earned 4.88% while the Russell 1000 Value Index, the Fund's benchmark, earned 1.61%. During the month of March the Fund's overweight position in REIT securities significantly impaired Fund results, and the underperformance continued in the second quarter as preferred securities weakened. Third quarter results improved significantly as all segments of the Fund's portfolio rose sharply.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

MARK KARSTROM AND MARTIN J. SCHAFER (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Lehman          Morningstar     Government
        Brothers        Intermediate    Securities
        Government/     Government      Income
        Mortgage        Category        Fund
        Index           Average         Class A

        10               10             9.522
10/95   11.511           11.367         11.188
10/96   12.174           11.911         11.866
10/97   13.249           12.845         12.96
10/98   14.537           13.905         13.916
10/99   14.61            13.858         14.121
10/00   15.755           14.756         15.122
10/01   17.97            16.674         16.882
10/02   19.108           16.892         17.795
10/03   19.649           17.301         18.078
10/04   20.671           18.01          18.788

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                           Since
Class   Date            1 Year      5 Year      10 Year     Inception
A*      5/21/1985       3.93%       5.88%       7.03%       7.99%
A**     5/21/1985       -1.01%      4.86%       6.51%       7.72%
B*      12/9/1994       3.07%       5.08%                   6.50%
B***    12/9/1994       -0.91%      4.75%                   6.50%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

Principal Government Securities Income Fund, Inc. underperformed the Lehman Government/Mortgage Index for the one-year period ending October 31, 2004, returning 3.93% compared to 5.20% for the index.

The pace of economic growth moderated in recent quarters, due to higher oil prices that cut into consumer disposable incomes, and uncertainty over the outcome of the U.S. presidential election, which postponed business investment. While the pace of economic growth was strong, higher productivity and cost-conscious corporations dampened the employment growth that typically occurs early in the business cycle. As a result, interest rates stayed in a narrow trading range over the past year even with the Federal Reserve beginning to tighten interest rates. In light of higher mortgage rates, the consumer slowed the pace of mortgage refinancing and utilized more adjustable rate mortgages to finance a strong housing market.


The Fund's performance is driven mainly by its emphasis on mortgage securities, which contributed positively to performance relative to the index. As interest rates fell in the third quarter, Fund performance relative to the index was negatively affected by the shorter duration of the Fund's portfolio. In general, mortgage securities experienced good performance in the past year as risk premiums fell while volatility of interest rates declined and risk of mortgage refinancing fell.

Recent investigations into the accounting and oversight of the federally-sponsored housing agencies, Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or FNMA), failed to identify significant fundamental failings of those companies, although they put a healthy dose of scrutiny on the largest housing finance organizations in the world. In many respects this resulted in a sounder and more stable mortgage financing process and a fundamentally sounder mortgage market.

Government agency securities also contributed to the Fund's performance relative to the index. In spite of many questions surrounding the financial performance of Freddie Mac and Fannie Mae, the risk premium on those securities also fell over the past year. The Fund invested about 20% in agencies, such as Freddie Mac.

We believe that effectively managing duration and opportunistically investing in government mortgage and agency securities leads to superior risk-adjusted returns. This strategy is intended to provide a high-quality, low-volatility portfolio with a higher yield than similar-duration Treasuries.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL GROWTH FUND, INC.

Effective October 15, 2004, day-to-day Fund management responsibility was transferred from Mary Sunderland to Paul A. Dow.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Russell       Morningstar
        1000          Large Growth    Growth
        Growth        Category        Fund
        Index         Average         Class A

        10            10              9.425
10/95   12.921        12.47           11.62
10/96   15.77         14.757          12.852
10/97   20.575        18.648          16.65
10/98   25.645        21.512          19.176
10/99   34.428        29.605          22.524
10/00   37.64         34.57           25.371
10/01   22.603        21.115          14.748
10/02   18.168        20.456          12.045
10/03   22.132        24.699          13.865
10/04   22.88         25.477          14.339

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                           Since
Class   Date            1 Year      5 Year      10 Year     Inception
A*      10/15/1969      3.42%       -8.63%      4.29%       8.48%
A**     10/15/1969      -2.52%      -9.71%      3.67%       8.30%
B*      12/9/1994       2.57%       -9.29%                  4.60%
B***    12/9/1994       -1.43%      -9.52%                  4.60%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

PAUL A. DOW (PRINCIPAL GLOBAL INVESTORS, LLC)

Over the past year, Principal Growth Fund, Inc. rose 3.42%, a little better than the return of the Russell 1000 Growth Index of 3.38%.

During early 2004, we again saw a surge in low-quality stocks. Low-quality stocks are exemplified by low price, lack of earnings, volatility and extremely high valuations. In the early part of a market recovery, these types of stocks often make significant moves as the threat of insolvency fades.

The Fund's performance was hindered by this trend, as our strategy is to invest in stocks we consider to have characteristics associated with high quality.

The Fund benefited from strong stock selection in the health care, financials, industrials and utilities sectors. However, strong stock selection results in these sectors were offset by poor stock selection in the information technology, telecommunications and energy sectors.

Over the past year, growth stock returns slightly lagged those of value stocks.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        MSCI EMF           Morningstar          International
        (Emerging          Diversified          Emerging Markets
        Markets Free)      Emerging Markets     Fund
        Index - ID         Category Average     Class A

            10                 10                9.425
10/97       8.591              8.75              8.466
10/98       5.929              5.976             6.679
10/99       8.575              8.191             8.742
10/00       7.82               7.925             8.948
10/01       5.978              6.084             6.635
10/02       6.483              4.932             6.975
10/03       9.643              7.243             10.467
10/04       11.514             8.615             12.269

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                Since
Class   Date            1 Year      5 Year       Inception
A*      8/29/1997       17.22%      7.02%        3.75%
A**     8/29/1997       10.48%      5.76%        2.90%
B*      8/29/1997       16.39%      6.21%        3.06%
B***    8/29/1997       12.39%      5.89%        3.06%

*               At Net Asset Value
**      With sales charge
***     Reflects a CDSC

Past performance is not predictive of future performance.

MICHAEL A. MARUSIAK AND MICHAEL L. REYNAL (PRINCIPAL GLOBAL INVESTORS, LLC)

Principal International Emerging Markets Fund, Inc. underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI
EMF) Index, by 2.18%. For the one-year period ending October 31, 2004, the Fund returned 17.22%, compared to 19.40% for the index. The Fund's underperformance was primarily due to poor stock selection in the Czech Republic and India. Poor performance in the utilities sector was also due to poor stock selection, especially in Indonesia, China and Brazil. Stock selection in the financials and telecommunication services sectors provided outperformance relative to the benchmark. The Fund benefited from stock selection in South Africa and South Korea.

The MSCI EMF Index outpaced the gains of most developed markets. The year was characterized by a strong uptick in both commodity and oil prices. Commodity prices worldwide rose strongly on optimism about growth in China. Meanwhile, oil prices were further buoyed by very tight supplies, with the continued conflict in Iraq and terrorism concerns keeping prices high.

Asian markets had an eventful year, with the first few months characterized by excessive optimism on Chinese growth, followed by a period in the middle of the year where the market was concerned about the viability of that growth. By the end of the year the market was relatively sanguine about China's equity market prospects, based on a belief in the soft-landing outlook for the Chinese economy. This shifting sentiment toward the Chinese economy had implications for the outlook on the global economy, given China's large appetite for resources, and the Asian markets in particular. Because there was uncertainty on the main growth driver for the Asian markets, Asia underperformed the Latin American and Eastern Europe, Middle East and African (EEMEA) markets.

The Asian markets were also characterized by several elections and transitions of power. In the summer, we saw the final relinquishment by Jiang Zemin of any position of outright authority in China and the final transfer of power to his replacement, Hu Jintao. Despite initial concerns about how Taiwanese-Chinese relations would be affected, the market took this in stride. There was a controversial election in Taiwan, where the incumbent, who was struggling in the polls at the time, was shot two days before the election and managed to pull out a victory. President Chen Shui-Ban's leanings toward independence for Taiwan will necessitate close scrutiny due to the new leadership in China. In Indonesia, President Megawati was removed from power and replaced by Susilo Bambang Yudhoyono (SBY), as voters grew weary of the lack of change during Megawati's regime.

Latin America benefited from optimism about the U.S. economy and the strong commodities prices, as Brazil in particular is a large exporter of raw materials. The relative strength in the U.S. economy benefited Mexico, with its strong ties to its northern neighbor. Argentina, Brazil and Mexico all performed extremely well. The Argentine economy is booming on strong commodity prices and high liquidity. Continuing debt-restructuring discussions have also buoyed sentiment. In Brazil, President Lula da Silva has implemented market friendly reforms, which, added to strong iron ore, grain, and steel prices, have been very positive. In Mexico, steady economic convergence with the United States, high oil prices, and a positive employment scenario have offset a deteriorating political outlook.

The EEMEA region was driven by several themes over the course of the year. Within Central Europe, its continued convergence with Western Europe and its effects on interest rates supported a strong market. The Central European markets have continued to outperform, led by Hungary and the Czech Republic.
Turkey has also been a tremendous beneficiary of European Union (EU) convergence, with the continuing discussions of ultimate entry into the EU driving asset prices higher. The high oil price and strong domestic liquidity in Russia led to a strong performance by the Russian equity market, notwithstanding the Kremlin's attack on Russia's largest oil company, Yukos. South Africa also performed well, as optimism on the local economy was fueled by several rate cuts, which boosted performance of the local economy-related stocks. This, combined with strong materials prices, led to another strong year for the South African rand.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL INTERNATIONAL FUND, INC.

Effective August 9, 2004, Juliet Cohn was added to those individuals responsible for day-to-day Fund management, replacing Phyllis Vance.

PAUL BLANKENHAGEN AND JULIET COHN (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES


          MSCI EAFE       Morningstar
          (Europe,        Foreign
          Australia,      Large Blend     International
          Far East)       Blend           Fund
          Index - ND      Average         Class A

            10            10             9.425
10/95       9.963         10.046         9.522
10/96       11.006        11.248         11.27
10/97       11.516        12.483         13.576
10/98       12.627        13.042         13.838
10/99       15.535        16.339         16.077
10/00       15.084        16.715         16.566
10/01       11.299        12.302         11.821
10/02       9.806         10.677         10.41
10/03       12.457        13.078         12.785
10/04       14.804        15.186         14.924


        Average Annual Total Returns
        as of October 31, 2004

        Inception                                           Since
Class   Date            1 Year      5 Year      10 Year     Inception
A*      8/1/1988        16.73%      -1.48%      4.70%       6.83%
A**     8/1/1988        9.99%       -2.63%      4.09%       6.44%
B*      12/9/1994       16.36%      -2.15%                  5.16%
B***    12/9/1994       12.36%      -2.46%                  5.16%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

International equity markets continued higher in the last year due to strong corporate earnings, good economic growth and continued low interest rates. Despite worries about another possible terrorist attack, the war in Iraq and high oil prices, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index rose 18.84% during the fiscal year ending October 31, 2004. Principal International Fund, Inc. rose 16.73%, underperforming the index.

In developed markets, small companies continued to outperform large companies. When examining returns by region, Europe and Australia performed better than Japan. The energy, basic materials and utility sectors were the best performers, while consumer staples and information technology lagged. Emerging market returns were similar to those produced by developed markets during the year, with the Latin American and Eastern European regions producing the strongest returns. The weak U.S. dollar continued to benefit international investors.

The primary reason for the Fund's underperformance versus the MSCI EAFE Index was sector allocation and stock selection. Performance suffered in the information technology sector due to an overweighted position in semiconductor related companies. A slightly overweighted position during the year in the information technology sector overall also hurt performance. Too much exposure to alternative carriers hurt stock selection in the telecommunication services sector. Underperformance in these two sectors was partially offset by strong stock selection in the energy, financials and utilities sectors. An overweighted position in the energy sector also helped performance. Stock selection was strong in Europe, but weak in Japan.

As we progressed through the last year, our philosophy of investing in companies experiencing improvements in their business and paying reasonable prices for these investments began to gain more traction. The market began to reward these types of companies in the latter part of the fiscal year.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

BRIAN W. PATTINSON (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

                               Morningstar
               Citigroup       Foreign
               Extended        Small/Mid       International
               Market (EMI)    Growth          SmallCap
               World ex-US     Category        Fund
               Index           Average         Class A

                10              10              9.425
10/97           9.678           9.793           9.472
10/98           9.592           10.512          9.5
10/99           11.359          15.574          14.679
10/00           11.235          19.298          17.792
10/01           9.106           12.54           11.917
10/02           8.592           11.143          10.536
10/03           12.518          16.39           14.879
10/04           15.376          19.284          18.724

        Average Annual Total Returns
        as of October 31, 2004

        Inception                               Since
Class   Date            1 Year     5 Year       Inception
A*      8/29/1997       25.84%     4.99%        10.05%
A**     8/29/1997       18.63%     3.76%        9.15%
B*      8/29/1997       24.93%     4.15%        9.31%
B***    8/29/1997       20.93%     3.83%        9.31%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

Principal International SmallCap Fund, Inc. outperformed the Citigroup Extended Market Index (EMI) World excluding United States by 3.01% over the last 12 months. For the one-year period ended October 31, 2004, the Fund returned 25.84%, compared to the index return of 22.83%.

Despite rising interest rates, global economic growth and profitability were robust. In developed markets, small companies continued to out-perform large companies. Europe and Australia performed better than Japan.

The biggest contributor to the Fund's outperformance was strong stock selection in the industrials, financials, consumer discretionary and materials sectors. The telecommunication services, information technology and energy sectors detracted from performance due to poor stock selection.

Regionally, Europe and Japan were the biggest contributors to the Fund's outperformance due to strong stock selection. Asia Pacific excluding Japan was also a positive contributor to performance due to stock selection. Canada was the only region that detracted from performance over the past year, due to poor stock selection.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

DIRK LASCHANZKY (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Standard and      Morningstar     LargeCap
        Poor's 500        Large Blend     Stock Index
        Stock             Category        Fund
        Index             Average         Class A

        10                  10             9.85
10/00   10.439              9.646          10.339
10/01   7.84                7.199          7.707
10/02   6.655               7.374          6.48
10/03   8.039               8.805          7.751
10/04   8.795               9.5            8.4

        Average Annual Total Returns
        as of October 31, 2004

        Inception                       Since
Class   Date            1 Year          Inception
A*      3/1/2000        8.37%           -3.36%
A**     3/1/2000        6.73%           -3.66%
B*      3/1/2000        7.88%           -3.70%
B***    3/1/2000        6.63%           -3.80%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

Principal LargeCap Stock Index Fund, Inc. underperformed the S&P 500 Index for the year, primarily due to the Fund's operating expenses. For the one-year period ended October 31, 2004, the Fund returned 8.37% compared to 9.41% for the index. The Fund maintains exposures near the index with a goal of replicating index performance less Fund operating expenses. The index return is calculated without regard to operating expenses. The Fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

The equity market continued to advance during the period as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the first half of 2004 as the markets maintained the increases from the last few months of 2003.

Economic activity continued to improve during the year as business and consumer confidence remained solid. Investors were cautious throughout much of the year as they waited for confirmation from higher corporate earnings and forecasts. Investors were also waiting for the uncertainty surrounding the U.S. presidential election and terrorist threats to subside. There is still uncertainty over the impact military activity in Iraq and increased oil prices will have on the economic expansion.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL LIMITED TERM BOND FUND, INC.

MARTIN J. SCHAFER (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Lehman Brothers       Morningstar          Limited
        Mutual Fund           Short-Term           Term Bond
        1-5 Government/       Bond Category        Fund
        Credit Index          Average              Class A

              10                  10                 9.85
10/96         10.371              10.343             10.207
10/97         11.086              11.013             10.895
10/98         12.012              11.726             11.611
10/99         12.283              12.018             11.823
10/00         13.052              12.733             12.525
10/01         14.719              14.118             13.948
10/02         15.558              14.592             14.464
10/03         16.19               15.009             14.904
10/04         16.668              15.335             15.168

        Average Annual Total Returns
        as of October 31, 2004

        Inception                            Since
Class   Date          1 Year     5 Year      Inception
A*      2/29/1996     1.77%      5.11%       5.11%
A**     2/29/1996     0.22%      4.78%       4.92%
B*      2/29/1996     1.41%      4.69%       4.76%
B***    2/29/1996     0.19%      4.61%       4.76%

*               At Net Asset Value
**      With sales charge
***     Reflects a CDSC

Past performance is not predictive of future performance.

Principal Limited Term Bond Fund, Inc. underperformed the Lehman Mutual Fund 1-5 Year Government/Credit Index for the one-year period ended October 31, 2004. The Fund returned 1.77% versus 2.95% for the index.

The duration of the Fund was shorter than the index, hindering performance as interest rates fell. Duration is a measure of bond price sensitivity to changes in interest rates. As interest rates fall, shorter-duration investments tend to rise less than longer-duration investments.

Fund performance was enhanced by broad corporate diversification and overweighted sector allocations to asset-backed securities, commercial mortgage-backed securities, securities issued by U.S. government agencies, and mortgage-backed securities-all of which provided positive returns relative to the index.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL MIDCAP FUND, INC.

K. WILLIAM NOLIN (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

                         Morningstar
          Russell        Mid-Cap Blend   MidCap
          Midcap         Category        Fund
          Index          Average         Class A

           10            10              9.425
10/95      12.331        11.922          11.914
10/96      14.754        14.211          13.926
10/97      18.999        18.552          18.279
10/98      19.846        18.313          16.491
10/99      23.244        21.554          17.408
10/00      28.76         25.623          22.493
10/01      23.575        21.498          20.437
10/02      21.684        20.653          19.75
10/03      29.466        27.08           25.045
10/04      33.918        30.251          28.827

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                   Since
Class   Date          1 Year    5 Year    10 Year   Inception
A*      12/18/1987    15.10%    10.61%    11.83%    13.58%
A**     12/18/1987    8.48%     9.31%     11.17%    13.18%
B*      12/9/1994     14.78%    10.10%              12.41%
B***    12/9/1994     10.78%    9.83%               12.41%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

Principal MidCap Fund, Inc. slightly underperformed the Russell MidCap Index for the one-year period ended October 31, 2004, returning 15.10% compared to the index return of 15.11%.

After a period of strong equity performance in 2003, stock prices continued upward in early 2004, then trended lower as the year progressed. Concerns about the duration of the economic recovery as well as negative views regarding the war in Iraq and rising oil prices weighed on investors.

The Fund's performance as a whole was relatively balanced, with no particularly large sector outperformance or underperformance. The Fund lagged the Russell MidCap Index primarily in the health services sector. The largest individual negative stock in this sector was IMS Health, which was down 10%.

IMS Health is the number-one worldwide provider of health care information and operates in more than 100 countries. We believe the prospects for IMS are bright and have added to the Fund's position on the most recent pullback.

We continue to focus on high-quality companies we believe have sustainable competitive advantages that can be purchased at reasonable prices. The Fund's strategy is to hold companies with higher return on equity, return on assets and profit margins than the index, and lower price/earnings multiple than that of the index.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

The Fund is invested by two sub-advisors independently of each other. The Fund's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending October 31, 2004, the Fund earned 8.73% compared to 9.41% for the S&P 500 Index. The following are comments from each sub-advisor regarding the portion of the Fund's portfolio they manage. Goldman Sachs Asset Management is responsible for about 70 percent of the Fund's assets and Wellington Management Company, LLP is responsible for about 30 percent. The graph and table apply to the Fund as a whole.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

          Standard and    Morningstar     Principal
          Poor's 500      Large Blend     Partners
          Stock           Category        Blue Chip
          Index           Average         Fund Class A

          10               10                9.425
10/95     12.644           12.177            11.56
10/96     15.69            14.76             13.664
10/97     20.728           18.865            16.748
10/98     25.286           21.497            20.011
10/99     31.777           26.366            23.413
10/00     33.712           28.681            22.804
10/01     25.318           21.405            16.275
10/02     21.492           21.925            12.989
10/03     25.962           26.178            15.445
10/04     28.405           28.243            16.793

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                        Since
Class   Date            1 Year     5 Year     10 Year    Inception
A*      3/1/1991        8.73%      -6.43%     5.95%      6.44%
A**     3/1/1991        2.45%      -7.53%     5.32%      5.98%
B*      12/9/1994       7.88%      -7.09%                5.87%
B***    12/9/1994       3.88%      -7.45%                5.87%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

MELISSA R. BROWN, GARY CHROPUVKA AND ROBERT C. JONES (GOLDMAN SACHS ASSET MANAGEMENT, L.P.)

The S&P 500 Index gained 9.41% for the twelve months ending October 31, 2004. All 10 sectors in the Index gained ground for the period, led by the Energy (+54.66%) sector. The Materials (+39.09%), Utilities (+34.22%) and
Telecommunication Services (+25.11%) sectors also posted strong gains. The Energy sector also contributed most (weight times performance) to positive Index returns.

In managing our portion of the Fund's portfolio, we do not take size or sector bets. We hope to add value versus the Fund's index by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies that have strong profit margins and sustainable earnings and that use their capital to enhance shareholder value.

Our portion of the Fund's portfolio returned 10.06%, outperforming its benchmark, which posted 9.41% for the period. Returns to investment themes were positive across the board for the period. Valuation was the biggest positive contributor to relative returns as inexpensive companies outperformed their more richly-valued industry counterparts. Earnings Quality, Momentum, and Profitability themes also boosted relative returns, as did Management Impact and Analyst Sentiment, albeit to a lesser extent.

Stock selection was mixed across sectors for the period, but was successful overall. Holdings in the Consumer Staples sector outperformed their peers in the benchmark the most. Positions in the Financials and Energy sectors also experienced strong relative results. Meanwhile, holdings in the Consumer Discretionary sector underperformed relative to the benchmark.

MATTHEW E. MEGARGEL (WELLINGTON MANAGEMENT COMPANY, LLP)

Our portion of the Fund's portfolio advanced 5.26% during the one-year period ended October 31, 2004. This compared to the S&P 500 Stock Index, which returned 9.41%.

The global expansion that began in 2003 has started to moderate. In the first half of 2004, the world economy expanded at the fastest rate since the boom in the year 2000. To pre-empt the build-up of inflationary pressures, the U.S., UK and China tightened monetary and fiscal policies. High commodity prices and record oil prices also produced a dampening impact on global economic activity.

Our portion of the Fund's portfolio underperformed the S&P 500 Index primarily due to weak stock selection in three sectors: Financials, Health Care and Information Technology. Positive contributors to performance included our overweights in Industrials and Energy.

Within Health Care, Eli Lilly, Wyeth, Pfizer and Cardinal Health were disappointments during the period. In the case of Cardinal Health, the stock fell on concerns related to the company's ongoing accounting investigation and the emerging weakness in Cardinal Health's non-distribution businesses. Due to these concerns, we eliminated our position in Cardinal Health during the period. Our large overweight to Pharmaceuticals was a big detractor during 2004, as witnessed by the poor performance turned in by Lilly, Pfizer and Wyeth.

Within Financials, Fannie Mae, Merrill Lynch, Citigroup and St. Paul Travelers Co. all underperformed during the year. Shares of Fannie Mae fell after regulators released a report alleging accounting missteps as well as internal issues with accounting processes and controls. In the case of St. Paul Travelers, the stock was negatively hit due to exposure to areas in the U.S. affected by hurricanes Charley and Frances. In the case of Citigroup, the stock fell after the Japanese arm of the company's private bank was sanctioned by the Financial Services Agency of Japan for providing misleading information to retail investors in various investment products.

Within Information Technology, our overweight to the sector detracted from relative performance, particularly from our exposure to semiconductors as the electronics supply chain has whip-sawed and inventories have accumulated. Semiconductor names that lagged during the period included holdings in Applied Materials, Intel and Texas Instruments.

In the Energy sector, overweight positions in names such as ChevronTexaco, Schlumberger and Anadarko Petroleum added to relative performance as each company benefited from the recent spike in oil prices. In fact, energy was the best-performing sector this year (up 46%) because of the rise in the price of oil. While Schlumberger and Anadarko remain holdings in the portfolio, we eliminated ChevronTexaco during the period.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

This Fund was sub-advised by Morgan Stanley Asset Management from the beginning of the period through August 23, 2004. Effective July 2, 2004, day-to-day Fund management responsibility was transferred from William S. Auslander and Jeffrey Alvino to Dennis P. Lynch, David Cohen and Sam Chainani. On August 24, 2004 the Fund's sub-advisor was changed to T. Rowe Price, and day-to-day Fund management responsibility was transferred to Robert Sharps. For the entire period, the Fund gained 3.43% compared to 3.38% for the Russell 1000 Growth Index, the Fund's benchmark.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

        Standard and    Russell     Morningstar     Partners
        Poor's 500      1000        Large Growth    Equity Growth
        Stock           Growth      Category        Fund
        Index           Index*      Average         Class A

        10              10            10            9.425
10/00   10.609          10.933        11.677        9.568
10/01   7.967           6.565         7.132         6.418
10/02   6.763           5.277         6.909         5.154
10/03   8.17            6.428         8.342         5.895
10/04   8.939           6.645         8.605         6.097

* This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

        Average Annual Total Returns
        as of October 31, 2004

        Inception                       Since
Class   Date            1 Year          Inception
A*      11/1/1999        3.43%          -6.26%
A**     11/1/1999       -2.56%          -7.36%
B*      11/1/1999        2.65%          -6.96%
B***    11/1/1999       -1.35%          -7.34%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

MORGAN STANLEY ASSET MANAGEMENT

Equities produced mixed results for the portion of the period in which Morgan Stanley sub-advised the Fund. Stocks made sizable gains for the first half of the period as generally positive economic news signaled economic growth and stimulated investment. Low interest rates also provided a favorable environment for corporations and consumers. The market's momentum slowed thereafter as news of terrorism in Spain and continuing violence in Iraq weighed upon investors' confidence. Stocks were further hampered by rising oil prices, higher interest rates, and uncertainties related to the upcoming presidential election. Manufacturing activity remained strong for much of the period, but consumer sentiment deteriorated in the second half as consumers' assessment of current conditions and future expectations generally worsened. Employment improved, however, not at the expected pace or level.

The Fund underperformed the Russell 1000 Growth Index for the portion of the period in which Morgan Stanley sub-advised the Fund due to stock selection and sector allocation. For the period of November 1, 2003 through August 23, 2004, the Fund gained -2.00% compared to -0.48% for the Russell 1000 Growth Index, the Fund's benchmark. Stock selection within the financial and consumer staples sectors hurt the portfolio. Diversified financials stocks were a notable area of weakness. Citigroup suffered from a number of issues including a class action suit related to the Worldcom scandal and the ordered closure of its private banking operation in Japan. Goldman Sachs was impacted by a slowdown in the investment banking and equity markets. Within the consumer staples sector, soft drink beverage companies were an area of weakness. Coca-Cola was hurt by unfavorable volume trends in North America, the disappointing performance of Coke's low-carbohydrate product and by strained relations with the company's bottlers.

Within the technology sector, stock selection was particularly strong in the semiconductor industry. Marvell Technology Group was a standout performer among semiconductor securities, making gains as the global provider of broadband communications and storage solutions delivered notable top- and bottom-line growth in markets such as hard disk drives and Ethernet networking.

Stock selection of industrial conglomerates was favorable, led by General Electric (GE). GE completed a spin-off of its financial services division, gaining approximately $2.9 billion, which was used to reduce debt. GE also completed its acquisition and integration of Vivendi's Universal media properties.

ROBERT SHARPS (T. ROWE PRICE ASSOCIATES, INC.)

For the period of August 24, 2004 through October 31, 2004, the Fund outperformed 5.54% compared to 2.82% of Russell 1000 Growth Index, the Fund's benchmark. Stock selection and sector allocation both contributed strongly to relative results. The health care and consumer staples sectors were the top contributors to relative performance, followed by financials, energy, and information technology.

Within health care, underweighting pharmaceuticals aided results as the group continued to struggle with regulatory and competition issues. Avoiding Merck, which removed the drug Vioxx from the market during the period, had a positive impact. UnitedHealth Group, a service provider, was a top contributor to absolute and relative performance. Consumer staples performed poorly, and zero weights in beverages and household products drove relative strength in the sector.

Stock selection was strong in financials, where our capital markets, insurance and consumer finance positions benefited relative results. AmeriTrade was a top contributor; the company raised its 2005 outlook on expected increases in customer trading activity. The energy sector had the strongest performance for the period. Overweighting the energy equipment and services industry was helpful.

Within technology, overweighting Internet software and services and stock selection in communications equipment aided results. Google, in the first reporting quarter since its August IPO, reported a doubling of revenue and net income from the same period a year earlier. The usual slow summer months were offset by increasing demand for online advertising on the world's largest search engine. The company sells advertising connected to key words used in searches. Overweight positions in Juniper Networks and Corning were the top relative contributors in the communications equipment group.

Investor enthusiasm for stocks waned during the third quarter as U.S. equity markets provided disappointing returns. Increased uncertainty surrounding the pace of the economic recovery, disappointing earnings results from technology companies, record-high oil prices, and uncertainty surrounding the upcoming Presidential election kept investors on the sidelines.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

                Standard &    Morningstar     Partners
                Poor's 500    Large Blend     LargeCap Blend
                Stock         Category        Fund
                Index         Average         Class A


                10              10              9.425
10/01           8.204           7.978           8.172
10/02           6.964           8.172           7.237
10/03           8.413           9.757           8.299
10/04           9.205           10.527          8.98

        Average Annual Total Returns
        as of October 31, 2004

        Inception                       Since
Class   Date            1 Year          Inception
A*      12/22/2000      8.21%           -0.29%
A**     12/22/2000      1.96%           -1.81%
B*      12/22/2000      7.49%           -1.00%
B***    12/22/2000      3.49%           -1.78%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

This Fund was sub-advised by Federated Equity Management Company of Pennsylvania from the beginning of the period through March 8, 2004. For the remainder of the period T. Rowe Price Associates, Inc. was the sub-advisor. For the entire period, the Fund gained 8.21% compared to 9.41% for the Standard & Poor's 500 Stock Index, the Fund's benchmark.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

From November 1, 2003 through March 8, 2004 the Fund produced a total return of 8.86% versus 9.86% for the Fund's benchmark, the Standard & Poor's 500 Stock Index.

U.S. equity markets added to their gains during the reporting period, continuing the trend begun in the first quarter of 2003. During the period, value-based strategies generally outperformed growth-based strategies. This positively influenced the Fund's performance as it had a slight value tilt during the year.

The Fund's return was negatively impacted by its cash position in a rising market. Sector allocation was a positive contributor to performance while stock selection was a negative contributor. From a sector positioning standpoint, the Fund's returns were aided by being overweight Energy and Telecommunication Services and by being underweight Consumer Discretionary. The Fund's return was negatively impacted by being overweight Materials and by being underweight Consumer Staples. On a stock selection basis, the Fund's return was hindered by stock performance within Information Technology, Telecommunication Services and Financials. The Fund benefited from positive performance within Energy, Industrials and Health Care.

Top contributors during the period were: Pfizer, American International Group, Exxon Mobil, General Electric and Transocean, Bottom contributors during the period were: Intel Corp., Tenet Healthcare, EMC Corp., Washington Mutual and Dell Corp.

WILLIAM STROMBERG, RICHARD WHITNEY AND M. CHRISTINE WOJCIECHOWSK (T. ROWE PRICE ASSOCIATES, INC.)

Principal Partners LargeCap Blend Fund, Inc. earned approximately the same return as the S&P 500 Index over the period from March 9, 2004 through October 31, 2004. While the Fund returned -0.60% during this time, the S&P 500 Index returned -0.42%. Stock selection was the Fund's primary contributor driving performance relative to the benchmark, and sector weightings generated a marginal contribution.

U.S. equities slightly dipped over the period, depressed primarily by high oil prices, the onset of a Federal Reserve tightening cycle, and a tepid labor market.

The materials sector was the Fund's strongest relative contributor, driven by good stock selection and strength in commodities prices. An overweight in steel manufacturer Nucor and holdings in fertilizer and chemical stocks aided results.

Holdings in the utilities sector also posted strong results due to a risk-averse market environment, which favored more conservative investments. Positions in TXU Corporation and Duke Power were strong relative contributors. TXU benefited from a change in management and an improvement in the company's balance sheet. In addition, management raised its 2004 earnings guidance due to the implementation of an aggressive cost cutting program.

The financials sector was the largest relative detractor from the Fund's performance. Poor stock selection was primarily driven by overweight positions in insurers St. Paul Travelers and Marsh & McLennan Companies and underweight positions in banks Wells Fargo and Bank of America. St. Paul Travelers reported disappointing earnings and announced a significant restructuring/reserve charge related to the merger of St. Paul Companies and Travelers. Marsh & McLennan Companies, the nation's leading insurance brokerage firm, was sued by New York Attorney General Eliot Spitzer alleging it steered unsuspecting clients to insurers with whom it had lucrative payoff agreements and that the firm rigged bids for insurance contracts.

Concerns over the sustainability of growth in consumer spending weighed on the consumer discretionary sector, and stock selection in the sector was weak, driven by positions in retailers Ross Stores, Panera Bread, and Multimedia Games.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

MARILYN G. FEDAK AND JOHN PHILLIPS (ALLIANCE CAPITAL MANAGEMENT L.P.)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

               Russell       Morningstar     Partners
               1000          Large Value     LargeCap
               Value         Category        Value Fund
               Index         Average         Class A

                10            10            9.425
10/01           8.978         8.751         9.097
10/02           8.078         8.523         8.197
10/03           9.926         10.337        10.124
10/04           11.46         11.592        11.305

        Average Annual Total Returns
        as of October 31, 2004

        Inception                       Since
Class   Date            1 Year          Inception
A*      12/22/2000      11.67%          5.74%
A**     12/22/2000      5.23%           4.13%
B*      12/22/2000      10.85%          4.96%
B***    12/22/2000      6.85%           4.28%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

U.S. equity markets increased for the 12 months ending October 31, 2004, as the S&P 500 rose 9.41%. There was a large discrepancy between value and growth returns as energy and interest-rate-sensitive sectors led the market, while the more growth-oriented technology and healthcare stocks lagged. The Russell 1000 Value Index, the Fund's benchmark, outperformed both the broader market and its growth counterpart, rising 15.45%, while the Russell 1000 Growth rose 3.38%.

The Fund, up 11.67%, outperformed the broader market, but underperformed its value benchmark. Underperformance can mainly be attributed to weakness from our consumer cyclicals and technology holdings. Stock and sector selection in transportation and energy were positive contributors to performance.

The dramatic rise in oil prices this year has reduced real disposable income, depressing consumer spending and leading to an inventory back-up in consumer-related sectors. Our emphasis on consumer cyclicals-particularly auto-parts manufacturers and retailers, Sears, American Axle and Whirlpool-detracted from performance in a period when stocks sensitive to consumer spending were down. In addition, investors were concerned about the ability of auto parts and appliance companies to pass along higher material costs.

Our tech holdings also detracted from performance versus the value index. Most of our tech holdings are distributors and contract manufacturers that were hit by an inventory buildup across the supply chain in technology hardware, which resulted from increased production in anticipation of a larger rebound in capital spending on tech than materialized. In addition, Hewlett-Packard reported disappointing results due to poor performance in its servers and storage division, which led to the firing of three senior executives. In our view, this was little more than a temporary setback that management has addressed.

We outperformed in the consumer growth sector due to our underweight in the sector. But stock selection within the sector did reduce the outperformance. In the consumer growth sector, media holdings Comcast and Interpublic Group detracted, as companies continue to hold back on advertising spending in traditional media channels. Our healthcare holdings also underperformed, particularly exposure to Merck after the firm announced it would pull arthritis painkiller Vioxx from the market after tests found that the drug increased the risk of heart attacks and strokes in patients who used it for more than 18 months. Pfizer also fell, on fears that its competitive products, Celebrex and Bextra, would have the same side effects. In our opinion, Merck's current stock price fully reflects any negative impact on earnings. In consumer staples, our position in Safeway detracted, as an expected recovery in supermarket sales and earnings trends driven by improving economic fundamentals and food inflation did not materialize. Safeway's weak earnings release reinforced ongoing concern that competitive pressure from alternative food channels and post-Southern California strike recovery costs would continue to impact earnings over the near- to medium-term.

On the positive side, our stock selection in railroad stocks in the services sector contributed to relative returns as Norfolk Southern, Burlington Northern and CSX performed well. The rails outperformed on strong freight rates in the U.S., which are due to strength in the economy and improving operating efficiency.

Energy stocks also outpaced the market, led by oil companies that were propelled by record-high oil prices. Crude oil prices soared as concerns about sufficient inventory were made worse by hurricanes that disrupted tanker traffic in the Caribbean and offshore production in the Gulf of Mexico. In this environment, the sector outperformed so our overweight added to performance. Our positions in Valero Energy, ConocoPhillips, Ashland, Occidental Petroleum and ChevronTexaco also paid off.

Finally, our utility holdings outperformed, with strong performance coming from both our phone and electric companies. The most meaningful contribution to relative performance came from Sprint PCS which rallied with other telecom companies after a February bid for AT&T Wireless by Cingular Wireless. The acquisition was a positive for the entire wireless industry because it reduced the number of competitive players.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

CHRISTOPHER K. MCHUGH, WILLIAM C. MCVAIL AND ROBERT E. TURNER (TURNER INVESTMENT PARTNERS, INC.)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

                    Russell             Morningstar             Partners
                    Midcap              Mid-Cap Growth          MidCap Growth
                    Growth              Category                Fund
                    Index               Average                 Class A

                    10                  10                      9.525
10/00               8.843               9.13                    8.23
10/01               5.06                5.637                   4.12
10/02               4.169               5.235                   3.269
10/03               5.808               6.851                   4.591
10/04               6.317               7.24                    4.664

        Average Annual Total Returns
        as of October 31, 2004

        Inception                       Since
Class   Date            1 Year          Inception
A*      3/1/2000        1.58%           -13.99%
A**     3/1/2000        -4.28%          -15.09%
B*      3/1/2000        0.80%           -14.50%
B***    3/1/2000        -3.20%          -14.87%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

In the 12-month period ended October 31, 2004, midcap growth stocks rallied for three months, then marked time for six months, then rallied again in the final three months. As a result midcap growth stocks, as represented by the Russell Midcap Growth Index, the Fund's benchmark, generated an 8.77% gain for the period. The Principal Partners MidCap Growth Fund, Inc., however, rose only 1.58%.

The Fund was hurt by poor performance in the middle six months of the period, when stock-market psychology turned negative, risk averse, and oblivious to earnings fundamentals. The Fund emphasizes stocks of companies with above-average earnings prospects, and those type of stocks were largely out of favor during that time. Central to the Fund's lagging performance, in our view, was a disconnect between the fundamentals of the companies owned and the performance of the shares of those companies in the quarter. Valuations-not fundamentals-were all-important; value stocks, which are perceived to be relatively safe, markedly outperformed growth stocks, which are perceived to be relatively volatile.

As an indication of the market's aversion to risk in the period, a growth sector, technology, was the sole sector to suffer a loss.

Meanwhile, the fundamentals of the companies owned in the Fund were remarkably strong. But as we see it, the strong prospective earnings power of our holdings failed to translate into favorable results for much of the period.

Hurting the Fund's performance most were weak results by growth-oriented holdings in three sectors, financial services, producer durables, and health care, which represented a 38% weighting. Relatively weak-performing stocks included Fair Isaac, Moody's, Legg Mason, Knight Trading Group, and Ameritrade Holding in financial services; FormFactor, Molex, Power One, Lexmark International, D. R. Horton, and Cymer in producer durables; and Oxford Health Plans, Universal Health Services, Inamed, Varian Medical Systems, Watson Pharmaceuticals, Endo Pharmaceuticals, McKesson, Anthem, and Biogen in health care. With the exception of Lexmark International, D.R. Horton, Cymer, and Inamed, the Fund's weak-performing stocks were sold prior to the end of the 12-month period.

The biggest detractors from performance were our financial-services holdings, an
11%   weighting,   which   gained   just  1%   versus   13%   for  the   index's
financial-services sector.

Two of the Fund's 10 sector positions outperformed their corresponding index sectors. Providing the best relative performance were holdings in the technology sector, which represented 19% of the portfolio. Those holdings lost 2%, compared with a 6% decline for the index sector. Tech stocks with good relative results included Apple Computer, Synopsys, Zebra Technologies, Network Appliance,
Research in Motion, Tibco Software, F5 Networks, Veritas Software, QLogic, Cognizant Technology Solutions, Intuit, and Agere Systems. Also contributing to performance were our consumer-staples stocks, a 3% weighting, led by McCormick and Rite Aid. With the exception of Synopsys, QLogic, Intuit, Agere Systems, and Rite Aid, the Fund held its outperforming stocks to the end of the 12-month period.

In terms of absolute returns, our 4% weighting in the energy sector produced the highest total return. Conversely, our producer-durables holdings produced the biggest loss.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

Previously, the Fund was invested by one sub-advisor, UBS Global Asset Management. On September 1, 2004, the Fund engaged a second sub-advisor, Emerald Advisors, Inc. in order to increase the Fund's investment capcity. At the end of the period UBS Global Asset Management sub-advised approximately 94% of the Fund's assets, while Emerald Advisors, Inc. sub-advised approximately 6%. Each sub-advisor invests a portion of the Fund independently of the other. The Fund's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending October 31, 2004, the Fund earned 2.03% compared to 5.53% for the Russell 2000 Growth Index, the Fund's benchmark.

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

              Russell     Morningstar     Partners SmallCap
              2000        Small Growth    SmallCap Growth
              Growth      Category        Fund
              Index       Average         Class A

                10            10          9.425
10/01         8.273         7.933         5.633
10/02         6.489         8.418         3.602
10/03         9.51          11.826        4.902
10/04         10.036        12.389        5.002

        Average Annual Total Returns
        as of October 31, 2004

        Inception                       Since
Class   Date            1 Year          Inception
A*      12/22/2000       2.03%          -14.20%
A**     12/22/2000      -3.82%          -15.50%
B*      12/22/2000       1.32%          -14.85%
B***    12/22/2000      -2.68%          -15.51%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC


Past performance is not predictive of future performance.

PAUL A. GRAHAM, JR. AND DAVID N. WABNIK (UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.)

The smallcap market has gone through some significant changes over the twelve months ended October 31, 2004. In 2003, smallcap stocks in general were at the forefront of the market's recovery, with the most speculative companies leading the rally. These lower-quality companies continued to perform well in early 2004. However, as the reporting period progressed, investors gradually shifted their focus back to companies with solid earnings and business prospects. During the middle part of the fiscal year, smallcap stocks were relatively flat as investors grew increasingly preoccupied with the looming Federal Funds rate hike. As the fiscal year progressed, investors became convinced that the economic recovery would continue even in the face of higher interest rates. For the period, smallcap stocks outperformed largecap stocks.

Toward the end of 2003, our quantitative models (which incorporate relative price strength) began to favor an increased allocation of higher volatility names, and we chose to add some of these names to the Fund near the end of the calendar year. In hindsight, this was not a well-timed move. Many of these companies sold off sharply when the market rotated to lower volatility names. Fund performance was also hurt during this time as investors grew concerned about the rising valuations of some of the smallcap sector's best-performing stocks, a number of which were held by the Fund.

After a difficult calendar first quarter 2004 performance, the portion of the Fund sub-advised by UBS rebounded nicely but lagged the Russell 2000 Growth benchmark for the fiscal year. For the year ended October 31, 2004, the UBS portion gained 1.57% versus a 5.53% increase for the benchmark. Stock selection was the primary reason for the underperformance. Positive stock selection in the industrial and financial sector was offset by weak stock selection in the healthcare sector. Sector selection, on the other hand, was essentially a neutral factor with our overweight of the strongly-performing energy sector helping returns and our underweight of the strongly-performing industrials and materials sectors hurting returns.

As of October 31, 2004, the UBS portion of the Fund's portfolio remained well-diversified, with all sectors within three percentage points of the benchmark. The largest absolute overweights were in the energy, health care, and consumer staples sectors while the largest absolute underweights were in the materials, industrials, and information technology sectors.

KENNETH G. MERTZ II AND STACEY L. SEARS (EMERALD ADVISERS, INC.)

Our portion of the Fund's portfolio underperformed the benchmark Russell 2000 Growth Index for the period from September 1, 2004 through October 31, 2004, returning 2.58% compared to the index return of 8.09%.

A majority of our relative underperformance can be attributed to an overly optimistic viewpoint on the economy, leading to overweight positions in the technology and producer durable sectors, and the overall risk averse nature of the market. Over the past two months, companies with the greatest stock price volatility and best earnings prospects performed the worst. As a fundamental, bottom-up, research-driven growth manager who believes earnings growth drives stock prices, it has been difficult to perform. However, there were a number of fundamental, company-specific breakdowns as well.

Our performance was muted by higher energy costs, Sarbanes-Oxley compliance issues, election uncertainty and lack of job growth. Exposure to Semiconductor Capital Equipment and Flat Panel Display companies hurt our relative performance the most- specifically, LTX Corp. in the Semiconductor area and Photon Dynamics and Applied Films Corp. in the flat-panel display area. We also did not benefit from equal weighting in the health care sector. Select names, especially in the biotech area, hurt relative performance. Overall, the biotech area underperformed because of the risk-averse nature of the market. On a positive note, opportunities in the financial, energy and consumer discretionary sectors helped performance.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL REAL ESTATE SECURITIES FUND, INC.

KELLY D. RUSH (PRINCIPAL MANAGEMENT CORPORATION)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

                Morgan     Morningstar         Real Estate
                Stanley    Specialty-Real      Securities
                REIT       Estate Category     Fund
                Index      Average             Class A

                10         10                  9.425
10/98           8.329      8.61                7.969
10/99           7.808      8.255               7.62
10/00           9.229      9.899               9.286
10/01           10.452     10.785              10.074
10/02           11.151     8.782               10.994
10/03           14.936     11.776              14.732
10/04           19.342     15.186              19.239

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                   Since
Class   Date            1 Year      5 Year          Inception
A*      12/31/1997      30.59%      20.35%          11.01%
A**     12/31/1997      23.05%      18.94%          10.05%
B*      12/31/1997      29.79%      19.51%          10.28%
B***    12/31/1997      25.79%      19.32%          10.28%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

The stock prices of commercial real estate owners provided exceptional returns for the 12-month period that ended October 31, 2004. Principal Real Estate Securities Fund, Inc. outperformed the Morgan Stanley REIT Index, returning 30.59%. versus 29.50% for the index.

Extraordinary gains in real estate company stocks have reflected broader investment trends. Since the technology bubble burst late in 1999, equity investors have favored value-oriented investments featuring a meaningful level of current income. With interest rates at historic lows investors have increasingly sought alternatives for their fixed income allocations. Real estate has been a popular alternative. Investors have used low-cost debt to fund purchases and have looked past existing weak real estate conditions to bid up asset prices. To a large extent, the stock-price gains of real estate owners were the result of these trends.

The  Fund's   outperformance  was  the  result  of  favorable  stock  selection.
Allocation of the Fund's assets among different property types was a modest drag on returns.

Security selection involving office owners had the greatest positive impact on benchmark-relative returns. U.S. office markets have been very weak and have been slow to recover with vacancy levels near all-time highs. Across the United States there are only a select few markets displaying strength. Our strategy has been to focus on these markets and the companies that own buildings there, rather than companies with broader U.S. exposure. One successful example of this strategy has been the Fund's overweighted position in SL Green Realty, an owner of mid-town Manhattan office buildings. Comparatively, the Manhattan office market has outperformed the U.S. averages and as a result SL Green's stock price outperformed with a 12-month total return of 58.3%. In contrast, the Fund benefited from having an underweighting to Equity Office Properties, a large owner of office buildings across the United States. The company's stock returned 7.8% over the same time period.

Overweightings in the stocks of two retail property owners also helped drive strong benchmark relative returns. Developer's Diversified, which owns shopping centers typically anchored by discount retailers such as Wal-Mart, experienced strong stock price performance with a 52.4% return. Developer's Diversified has benefited from continued strong consumer buying trends, and from owning properties with popular anchor tenants. In addition, the company's earnings growth was boosted by acquisition activity.

Chelsea Property Group, which owns factory outlet centers, also experienced a strong year of performance with a total return of 44.7%. Chelsea was one of the Fund's largest overweightings and had a very favorable impact on Fund performance. The stock was already enjoying a year of strong performance when Simon Property Group agreed to acquire the company at a premium price that only further advanced returns.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL SMALLCAP FUND, INC.

TODD SANDERS (PRINCIPAL GLOBAL INVESTORS, LLC)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

                Russell           Morningstar             SmallCap
                2000              Small Blend             Fund
                Index             Category Average        Class A

                10                 10                    9.425
10/98           8.72               8.736                 7.922
10/99           10.017             9.997                 10.657
10/00           11.761             12.56                 11.711
10/01           10.267             12.235                9.443
10/02           9.08               11.145                7.74
10/03           13.016             15.362                10.287
10/04           14.543             17.437                11.393

        Average Annual Total Returns
        as of October 31, 2004

        Inception                              Since
Class   Date            1 Year     5 Year      Inception
A*      12/31/1997      10.75%     1.35%       2.81%
A**     12/31/1997      4.32%      0.16%       1.93%
B*      12/31/1997      9.87%      0.58%       2.07%
B***    12/31/1997      5.87%      0.27%       2.07%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

The performance of the Principal SmallCap Fund, Inc. for the fiscal year ended October 31, 2004 was 10.75% versus 11.73% for the Russell 2000 Index.

By far, the best-performing economic sector in the small-cap marketplace was energy. In fact, it was not uncommon at all to find stocks in this sector up more than 100% over the last year. In addition, the materials, industrials and financials sectors have also been very strong performers over the last year.

Since the Fund is managed to maintain sector neutrality relative to the Russell 2000 Index, the majority of the Fund's investment performance is attributable to selection of particular stocks. The Fund's underperformance relative to the index was primarily due to stock selection in the industrials and materials sectors. However, stock selection from within the financials, utilties and telecommunication services sectors helped to temper the underperformance. Companies such as Aeropostale, Stein Mart, Microsemi, RSA Security and Energen were identified through our investment process and were all strong contributors to the performance of the Fund.

Our investment process is focused on identifying companies with improving and sustainable business fundamentals that trade at a discount to their potential valuation and have market confirmation of these improvements. We utilize time-tested, systematic stock selection strategies to identify small-cap stocks with these characteristics. We then construct a risk-controlled Fund with these stocks to maximize the return potential of the Fund.

NOTE: The above comments refer specifically to Class A shares of the Fund.

PRINCIPAL TAX-EXEMPT BOND FUND, INC.

THOMAS V. CATUS (PRINCIPAL MANAGEMENT CORPORATION)

GROWTH OF A $10,000 INVESTMENT
IN CLASS A SHARES

          Lehman Brothers     Morningstar Muni       Tax-Exempt Bond
          Municipal           National Long          Bond Fund
          Bond Inde           Category Average       Class A

          10                   10                     9.525
10/95     11.485               11.388                 11.052
10/96     12.14                11.981                 11.724
10/97     13.171               12.978                 12.744
10/98     14.227               13.912                 13.605
10/99     13.975               13.318                 13.264
10/00     15.164               14.222                 14.035
10/01     16.758               15.555                 15.337
10/02     17.742               16.159                 16.202
10/03     18.649               16.914                 16.891
10/04     19.774               17.826                 17.788

        Average Annual Total Returns
        as of October 31, 2004

        Inception                                   Since
Class   Date            1 Year   5 Year   10 Year   Inception
A*      3/20/1986       5.31%     6.05%    6.45%     6.77%
A**     3/20/1986       0.34%     5.02%    5.92%     6.49%
B*      12/9/1994       4.88%     5.51%              6.31%
B***    12/9/1994       0.88%     5.19%              6.31%

*    At Net Asset Value
**   With sales charge
***  Reflects a CDSC

Past performance is not predictive of future performance.

Principal Tax-Exempt Bond Fund, Inc. returned 5.31% for the one-year period ending October 31, 2004, lagging the 6.03% return of the Lehman Municipal Bond Index. Performance of the Fund benefited by transferring assets from AAA-rated to lower-rated bonds (AA, A and BBB). More specifically, a reallocation out of the insured sector and into various revenue bond sectors helped performance. An increased exposure to California state general obligation bonds helped performance since these bonds outperformed the general market after the credit rating agencies upgraded California's ratings this year.

Risk premiums continued to decline over the period, resulting in strong performance for some of the riskier sectors within municipals. Industrial development revenue bonds and tobacco bonds returned 10.47% for the period. Other top-performing sectors included hospital bonds and non-investment-grade or high-yield bonds. This hurt the relative performance of the Fund versus its peer group since the Fund is underweighted these sectors and generally maintains a higher average credit profile relative to its peers.

As an asset class, municipals performed well for the period. The Lehman Municipal Bond Index earned 6.03% over the past 12 months. This compared favorably to most fixed-income asset classes. Good muni performance came in spite of continued elevated volume of new issuance. The amount of new municipal bonds issued in 2003 was at an all-time record of $383 billion. New issuance in 2004 ran at 90% of last year's pace and was on track to be the third largest new issuance volume ever. In general, municipal credits continued to improve from marginally stressed levels of the past two years as revenues in most states came in above the previous year's levels.

NOTE: The above comments refer specifically to Class A shares of the Fund.

IMPORTANT NOTES

CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

DOW JONES UTILITIES INDEX WITH INCOME is an unmanaged average of stock returns plus dividends of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) EAFE (EUROPE,  AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) EAFE (EUROPE,  AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is an unmanaged index that measures the stock returns of small companies in developed economies outside of North America.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.

MORGAN STANLEY REIT INDEX is an unmanaged index comprised of the most actively-traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.

MORNINGSTAR  MID-CAP  BLEND  CATEGORY  AVERAGE is an average of net asset  value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

MORNINGSTAR  MID-CAP  GROWTH  CATEGORY  AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

MORNINGSTAR MUNI NATIONAL LONG CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.

MORNINGSTAR  SHORT-TERM  BOND CATEGORY  AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.

MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

MORNINGSTAR SPECIALTY - UTILITIES CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These mutual funds tend to provide relatively little capital appreciation, and more in the way of yield. These mutual funds are also sensitive to interest rates and industry changes.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.

                          SHAREHOLDER EXPENSE EXAMPLE
                             PRINCIPAL MUTUAL FUNDS

                                OCTOBER 31, 2004
-------------------------------------------------------------------------------
As a shareholder  of the Principal  Mutual Funds,  you incur two types of costs:
(1) transaction costs, including sales charges on purchase payments; contingent deferred sales charges; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                             EXPENSES PAID
                           BEGINNING         ENDING          DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE        MAY 1, 2004         ANNUALIZED
                          MAY 1, 2004   OCTOBER 31, 2004  TO OCTOBER 31, 2004*   EXPENSE RATIO
                         -------------  ----------------  --------------------  ---------------

 Principal Balanced
 Fund, Inc. Class A
   Actual                  $1,000.00       $1,035.60             $ 5.83              1.14%
   Hypothetical             1,000.00        1,019.33               5.80              1.14
 Principal Balanced
 Fund, Inc. Class B
   Actual                   1,000.00        1,030.70              10.21              2.00
   Hypothetical             1,000.00        1,014.96              10.18              2.00
 Principal Bond Fund,
 Inc. Class A
   Actual                   1,000.00        1,042.90               4.36              0.85
   Hypothetical             1,000.00        1,020.81               4.33              0.85
 Principal Bond Fund,
 Inc. Class B
   Actual                   1,000.00        1,039.70               7.18              1.40
   Hypothetical             1,000.00        1,018.01               7.13              1.40
 Principal Capital
 Value Fund, Inc. Class
 A
   Actual                   1,000.00        1,031.50               4.75              0.93
   Hypothetical             1,000.00        1,020.40               4.73              0.93
 Principal Capital
 Value Fund, Inc. Class
 B
   Actual                   1,000.00        1,028.60               7.09              1.39
   Hypothetical             1,000.00        1,018.06               7.08              1.39


 Principal Cash
 Management Fund, Inc.
 Class A
   Actual                  $1,000.00       $1,003.70             $ 3.32              0.66%
   Hypothetical             1,000.00        1,021.78               3.36              0.66
 Principal Cash
 Management Fund, Inc.
 Class B
   Actual                   1,000.00        1,003.90               3.32              0.66
   Hypothetical             1,000.00        1,021.78               3.36              0.66
 Principal Equity
 Income Fund, Inc.
 Class A
   Actual                   1,000.00        1,117.70               6.28              1.18
   Hypothetical             1,000.00        1,019.13               6.01              1.18
 Principal Equity
 Income Fund, Inc.
 Class B
   Actual                   1,000.00        1,112.30              10.67              2.01
   Hypothetical             1,000.00        1,014.90              10.23              2.01
 Principal Government
 Securities Income
 Fund, Inc. Class A
   Actual                   1,000.00        1,031.50               3.68              0.72
   Hypothetical             1,000.00        1,021.47               3.67              0.72
 Principal Government
 Securities Income
 Fund, Inc. Class B
   Actual                   1,000.00        1,026.90               7.74              1.52
   Hypothetical             1,000.00        1,017.40               7.74              1.52
 Principal Growth Fund,
 Inc. Class A
   Actual                   1,000.00          997.00               5.27              1.05
   Hypothetical             1,000.00        1,019.79               5.35              1.05
 Principal Growth Fund,
 Inc. Class B
   Actual                   1,000.00          993.30               9.12              1.82
   Hypothetical             1,000.00        1,015.87               9.26              1.82
 Principal
 International Emerging
 Markets Fund, Inc.
 Class A
   Actual                   1,000.00        1,095.70              12.70              2.41
   Hypothetical             1,000.00        1,012.87              12.27              2.41
 Principal
 International Emerging
 Markets Fund, Inc.
 Class B
   Actual                   1,000.00        1,092.30              15.94              3.03
   Hypothetical             1,000.00        1,009.71              15.42              3.03
 Principal
 International Fund,
 Inc. Class A
   Actual                   1,000.00        1,063.70               7.26              1.40
   Hypothetical             1,000.00        1,018.01               7.13              1.40
 Principal
 International Fund,
 inc. Class B
   Actual                   1,000.00        1,065.10               7.68              1.48
   Hypothetical             1,000.00        1,017.60               7.53              1.48
 Principal
 International SmallCap
 Fund, Inc. Class A
   Actual                   1,000.00        1,081.30              10.46              2.00
   Hypothetical             1,000.00        1,014.96              10.18              2.00
 Principal
 International SmallCap
 Fund, Inc. Class B
   Actual                   1,000.00        1,077.00              14.36              2.75
   Hypothetical             1,000.00        1,011.14              14.00              2.75
 Principal LargeCap
 Stock Index Fund, Inc.
 Class A
   Actual                   1,000.00        1,024.40               4.58              0.90
   Hypothetical             1,000.00        1,020.56               4.58              0.90
 Principal LargeCap
 Stock Index Fund, Inc.
 Class B
   Actual                   1,000.00        1,023.20               6.36              1.25
   Hypothetical             1,000.00        1,018.77               6.36              1.25
 Principal Limited Term
 Bond Fund, Inc. Class
 A
   Actual                   1,000.00        1,010.80               4.25              0.84
   Hypothetical             1,000.00        1,020.86               4.28              0.84


 Principal Limited Term
 Bond Fund, Inc. Class  B
   Actual                  $1,000.00       $1,008.50             $ 5.86              1.16%
   Hypothetical             1,000.00        1,019.23               5.90              1.16
 Principal MidCap Fund,
 Inc. Class A
   Actual                   1,000.00        1,052.50               5.21              1.01
   Hypothetical             1,000.00        1,020.00               5.14              1.01
 Principal MidCap Fund,
 Inc. Class B
   Actual                   1,000.00        1,051.80               5.78              1.12
   Hypothetical             1,000.00        1,019.44               5.70              1.12
 Principal Partners
 Blue Chip Fund, Inc.
 Class A
   Actual                   1,000.00        1,019.70               5.89              1.16
   Hypothetical             1,000.00        1,019.23               5.90              1.16
 Principal Partners
 Blue Chip Fund, Inc.
 Class B
   Actual                   1,000.00        1,016.30               9.68              1.91
   Hypothetical             1,000.00        1,015.41               9.72              1.91
 Principal Partners
 Equity Growth Fund,
 Inc. Class A
   Actual                   1,000.00        1,009.80               7.88              1.56
   Hypothetical             1,000.00        1,017.20               7.94              1.56
 Principal Partners
 Equity Growth Fund,
 Inc. Class B
   Actual                   1,000.00        1,005.80              11.55              2.29
   Hypothetical             1,000.00        1,013.48              11.66              2.29
 Principal Partners
 LargeCap Blend Fund,
 Inc. Class A
   Actual                   1,000.00        1,029.10               7.40              1.45
   Hypothetical             1,000.00        1,017.76               7.38              1.45
 Principal Partners
 LargeCap Blend Fund,
 Inc. Class B
   Actual                   1,000.00        1,025.60              11.20              2.20
   Hypothetical             1,000.00        1,013.94              11.20              2.20
 Principal Partners
 LargeCap Value Fund,
 Inc. Class A
   Actual                   1,000.00        1,045.70               7.46              1.45
   Hypothetical             1,000.00        1,017.76               7.38              1.45
 Principal Partners
 LargeCap Value Fund,
 Inc. Class B
   Actual                   1,000.00        1,041.80              11.34              2.21
   Hypothetical             1,000.00        1,013.89              11.25              2.21
 Principal Partners
 MidCap Growth Fund,
 Inc. Class A
   Actual                   1,000.00        1,019.80               8.88              1.75
   Hypothetical             1,000.00        1,016.23               8.91              1.75
 Principal Partners
 MidCap Growth Fund,
 Inc. Class B
   Actual                   1,000.00        1,016.20              12.67              2.50
   Hypothetical             1,000.00        1,012.41              12.73              2.50
 Principal Partners
 SmallCap Growth Fund,
 Inc. Class A
   Actual                   1,000.00        1,049.20              10.04              1.95
   Hypothetical             1,000.00        1,015.21               9.93              1.95
 Principal Partners
 SmallCap Growth Fund,
 Inc. Class B
   Actual                   1,000.00        1,044.70              13.88              2.70
   Hypothetical             1,000.00        1,011.39              13.74              2.70
 Principal Real Estate
 Securities Fund, Inc.
 Class A
   Actual                   1,000.00        1,266.60               9.40              1.65
   Hypothetical             1,000.00        1,016.74               8.40              1.65
 Principal Real Estate
 Securities Fund, Inc.
 Class B
   Actual                   1,000.00        1,262.60              13.59              2.39
   Hypothetical             1,000.00        1,012.97              12.17              2.39


 Principal SmallCap
 Fund, Inc. Class A
   Actual                  $1,000.00       $1,055.20             $ 7.39              1.43%
   Hypothetical             1,000.00        1,017.86               7.28              1.43
 Principal SmallCap
 Fund, Inc. Class B
   Actual                   1,000.00        1,050.80              11.29              2.19
   Hypothetical             1,000.00        1,013.99              11.15              2.19
 Principal Tax-Exempt
 Bond Fund, Inc. Class
 A
   Actual                   1,000.00        1,046.30               3.81              0.74
   Hypothetical             1,000.00        1,021.37               3.77              0.74
 Principal Tax-Exempt
 Bond Fund, Inc. Class
 B
   Actual                   1,000.00        1,045.10               5.29              1.03
   Hypothetical             1,000.00        1,019.89               5.24              1.03


*Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                             BALANCED              BOND
                                            FUND, INC.          FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $103,021,102        $221,865,574
                                          ============        ============
ASSETS
Investment in securities--at value.....   $104,898,965/(c)/   $227,040,360/(c)/
Cash...................................         19,964             861,531
Receivables:
 Capital Shares sold...................         14,723              54,364
 Dividends and interest................        437,140           2,179,721
 Investment securities sold............        787,211           2,112,673
 Unrealized gain on swap agreements....             --              57,560
Other assets...........................          4,818               7,164
Prepaid directors' expenses............             51                  --
                                          ------------        ------------
                           Total Assets    106,162,872         232,313,373
LIABILITIES
Accrued management and investment
 advisory fees.........................         11,503              18,951
Accrued distribution fees..............          5,040               2,090
Accrued directors' expenses............             --                 186
Accrued transfer and administrative
 fees..................................         62,387              94,353
Accrued other expenses.................         54,414              43,923
Payables:
 Capital Shares reacquired.............         64,548             197,130
 Investment securities purchased.......      4,178,275          21,213,760
Collateral obligation on securities
 loaned, at value......................        778,576             505,890
                                          ------------        ------------
                      Total Liabilities      5,154,743          22,076,283
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $101,008,129        $210,237,090
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $110,701,478        $215,728,303
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............         87,242              96,778
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................    (11,658,454)        (10,820,337)
Net unrealized appreciation
 (depreciation) of investments.........      1,877,863           5,232,346
                                          ------------        ------------
                       Total Net Assets   $101,008,129        $210,237,090
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000         200,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................   $ 85,881,686        $178,911,422
  Shares issued and outstanding........      6,823,852          16,051,354
  Net asset value per share............   $      12.59        $      11.15
  Maximum offering price per share
 /(a)/ ................................   $      13.36        $      11.71
                                          ============        ============

Class B: Net Assets....................   $ 15,126,443        $ 31,325,668
  Shares issued and outstanding........      1,208,875           2,810,736
  Net asset value per share /(b)/ .....   $      12.51        $      11.15
                                          ============        ============


/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for Principal Balanced Fund, Inc. and 4.75% of the offering price or 4.99% of the net asset value for Principal Bond Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                               PRINCIPAL          PRINCIPAL
                                             CAPITAL VALUE     CASH MANAGEMENT
                                              FUND, INC.         FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .......   $326,177,289       $  321,030,366
                                            ============       ==============
ASSETS
Investment in securities--at value.......   $345,639,296/(c)/  $  321,030,366
Cash.....................................         79,878                3,483
Receivables:
 Capital Shares sold.....................          3,798            1,406,509
 Dividends and interest..................        358,335              182,459
 Investment securities sold..............      3,577,645                   --
 Variation margin on futures contracts...         11,625                   --
Other assets.............................         28,459               26,439
Prepaid directors' expenses..............             --                  254
                                            ------------       --------------
                             Total Assets    349,699,036          322,649,510
LIABILITIES
Accrued management and investment
 advisory fees...........................         37,708               27,280
Accrued distribution fees................          4,870                  135
Accrued directors' expenses..............            360                   --
Accrued transfer and administrative fees.        130,188              151,614
Accrued other expenses...................         39,764               53,071
Payables:
 Capital Shares reacquired...............        144,466                6,286
 Investment securities purchased.........      3,650,950                   --
Collateral obligation on securities
 loaned, at value........................      6,895,000                   --
                                            ------------       --------------
                        Total Liabilities     10,903,306              238,386
                                            ------------       --------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .................................   $338,795,730       $  322,411,124
                                            ============       ==============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.........................   $321,209,498       $  322,411,124
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss)........................      2,561,515                   --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..................................     (4,401,296)                  --
Net unrealized appreciation
 (depreciation) of investments...........     19,426,013                   --
                                            ------------       --------------
                         Total Net Assets   $338,795,730       $  322,411,124
                                            ============       ==============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized........................    100,000,000        2,000,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets......................   $311,582,761       $  317,339,972
  Shares issued and outstanding..........     13,198,050          317,339,972
  Net asset value per share..............   $      23.61       $        1.000
  Maximum offering price per share /(a)/    $      25.05       $        1.000
                                            ============       ==============

Class B: Net Assets......................   $ 27,212,969       $    5,071,152
  Shares issued and outstanding..........      1,164,337            5,071,152
  Net asset value per share /(b)/ .......   $      23.37       $        1.000
                                            ============       ==============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for Principal Capital Value Fund, Inc. No sales charge applies to Principal Cash Management Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                         PRINCIPAL             PRINCIPAL
                                       EQUITY INCOME     GOVERNMENT SECURITIES
                                      FUND, INC. /(D)/     INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..   $ 75,764,675         $366,237,346
                                       ============         ============
ASSETS
Investment in securities--at value..   $ 79,488,379         $371,154,743/(c)/
Cash................................      1,073,384               10,609
Receivables:
 Capital Shares sold................         91,826              125,406
 Dividends and interest.............        247,410            1,520,045
 Investment securities sold.........        137,289                   --
Other assets........................          1,569               19,084
Prepaid directors' expenses.........            112                   --
                                       ------------         ------------
                        Total Assets     81,039,969          372,829,887
LIABILITIES
Accrued management and investment
 advisory fees......................          9,242               27,750
Accrued distribution fees...........          5,306               10,634
Accrued directors' expenses.........             --                  331
Accrued transfer and administrative
 fees...............................         41,744              106,117
Accrued other expenses..............         17,509               40,409
Payables:
 Capital Shares reacquired..........         18,245              200,161
 Investment securities purchased....         51,160           32,396,406
Collateral obligation on securities
 loaned, at value...................             --           11,271,000
                                       ------------         ------------
                   Total Liabilities        143,206           44,052,808
                                       ------------         ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ............................   $ 80,896,763         $328,777,079
                                       ============         ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital....................   $101,164,459         $331,623,698
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)............        264,678              231,304
Accumulated undistributed
 (overdistributed) net realized gain
 (loss).............................    (24,256,323)          (7,995,320)
Net unrealized appreciation
 (depreciation) of investments......      3,723,704            4,917,397
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies.........................            245                   --
                                       ------------         ------------
                    Total Net Assets   $ 80,896,763         $328,777,079
                                       ============         ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...................    100,000,000          125,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.................   $ 69,482,241         $274,875,978
  Shares issued and outstanding.....      6,800,003           24,173,959
  Net asset value per share.........   $      10.22         $      11.37
  Maximum offering price per share
 /(a)/ .............................   $      10.84         $      11.94
                                       ============         ============

Class B: Net Assets.................   $ 11,414,522         $ 53,901,101
  Shares issued and outstanding.....      1,121,344            4,768,574
  Net asset value per share /(b)/ ..   $      10.18         $      11.30
                                       ============         ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for Principal Equity Income Fund, Inc. and 4.75% of the offering price or 4.99% of the net asset value for Principal Government Securities Income Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
/(d) /Effective March 1, 2004, Principal Utilities Fund, Inc. changed its name to Principal Equity Income Fund, Inc.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                        PRINCIPAL             PRINCIPAL
                                         GROWTH         INTERNATIONAL EMERGING
                                       FUND, INC.         MARKETS FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST   $ 304,865,250          $ 37,571,539
                                    =============          ============
FOREIGN CURRENCY--AT COST ........  $          --          $    623,552
                                    =============          ============
ASSETS
Investment in securities--at value  $295,548,113/(c)/      $43,928,742/(c)/
Foreign currency--at value........             --               626,739
Cash..............................         10,001                17,487
Receivables:
 Capital Shares sold..............         20,672                 2,422
 Dividends and interest...........         98,246                80,055
 Investment securities sold.......             --               601,534
Other assets......................         12,492                   215
Prepaid directors' expenses.......            116                    --
                                    -------------          ------------
                      Total Assets    295,689,640            45,257,194
LIABILITIES
Accrued management and investment
 advisory fees....................         32,924                10,422
Accrued distribution fees.........         10,740                 2,830
Accrued directors' expenses.......             --                     3
Accrued transfer and
 administrative fees..............        209,047                29,458
Accrued other expenses............         44,997                41,187
Payables:
 Capital Shares reacquired........        209,010                51,577
 Indebtedness.....................             --               217,000
 Investment securities purchased..        265,425               702,923
Collateral obligation on
 securities loaned, at value......      1,754,000               250,000
                                    -------------          ------------
                 Total Liabilities      2,526,143             1,305,400
                                    -------------          ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...............  $ 293,163,497          $ 43,951,794
                                    =============          ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..................  $ 472,118,232          $ 34,969,354
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)......................   (169,637,598)            2,625,527
Net unrealized appreciation
 (depreciation) of investments....     (9,317,137)            6,357,203
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies.......................             --                  (290)
                                    -------------          ------------
                  Total Net Assets  $ 293,163,497          $ 43,951,794
                                    =============          ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized.................    200,000,000           100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets...............  $ 252,693,971          $ 37,803,720
  Shares issued and outstanding...      9,605,221             3,173,817
  Net asset value per share.......  $       26.31          $      11.91
  Maximum offering price per share
 /(a)/ ...........................  $       27.92          $      12.64
                                    =============          ============

Class B: Net Assets...............  $  40,469,526          $  6,148,074
  Shares issued and outstanding...      1,610,993               541,202
  Net asset value per share /(b)/   $       25.12          $      11.36
                                    =============          ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                           PRINCIPAL            PRINCIPAL
                                         INTERNATIONAL        INTERNATIONAL
                                          FUND, INC.       SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...   $239,656,951         $ 55,546,231
                                        ============         ============
FOREIGN CURRENCY--AT COST ...........   $    151,354         $         --
                                        ============         ============
ASSETS
Investment in securities--at value...   $262,650,479/(c)/    $65,896,401/(c)/
Foreign currency--at value...........        151,947                   --
Cash.................................         12,877               24,607
Receivables:
 Capital Shares sold.................         15,924               54,806
 Dividends and interest..............        385,383               97,337
 Expense reimbursement from Manager..             --                  791
 Investment securities sold..........        777,406              922,622
Other assets.........................          4,454                  394
Prepaid directors' expenses..........             75                   25
                                        ------------         ------------
                         Total Assets    263,998,545           66,996,983
LIABILITIES
Accrued management and investment
 advisory fees.......................         38,848               13,962
Accrued distribution fees............          4,431                4,715
Accrued transfer and administrative
 fees................................        128,973               50,351
Accrued other expenses...............        122,654               36,931
Payables:
 Capital Shares reacquired...........        145,893               40,503
 Investment securities purchased.....      2,626,058              687,716
Collateral obligation on securities
 loaned, at value....................     21,397,848            5,088,215
                                        ------------         ------------
                    Total Liabilities     24,464,705            5,922,393
                                        ------------         ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .............................   $239,533,840         $ 61,074,590
                                        ============         ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.....................   $289,721,297         $ 54,238,949
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).............      1,665,403              (66,566)
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..............................    (74,835,513)          (3,447,766)
Net unrealized appreciation
 (depreciation) of investments.......     22,993,528           10,350,170
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies..........................        (10,875)                (197)
                                        ------------         ------------
                     Total Net Assets   $239,533,840         $ 61,074,590
                                        ============         ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized....................    325,000,000          100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets..................   $212,752,278         $ 47,716,565
  Shares issued and outstanding......     29,623,397            3,202,418
  Net asset value per share..........   $       7.18         $      14.90
  Maximum offering price per share
 /(a)/ ..............................   $       7.62         $      15.81
                                        ============         ============

Class B: Net Assets..................   $ 26,781,562         $ 13,358,025
  Shares issued and outstanding......      3,804,914              945,417
  Net asset value per share /(b)/ ...   $       7.04         $      14.13
                                        ============         ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                              PRINCIPAL          PRINCIPAL
                                            LARGECAP STOCK      LIMITED TERM
                                           INDEX FUND, INC.   BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment in affiliated securities--at
 cost....................................  $     54,798       $         --
Investment in securities--at cost........    71,579,926        140,647,221
                                           ------------       ------------
TOTAL INVESTMENTS--AT COST ..............  $ 71,634,724       $140,647,221
                                           ============       ============
ASSETS
Investment in affiliated securities--at
 value...................................  $     71,140       $         --
Investment in securities--at value.......   67,148,994/(c)/    141,368,101/(c)/
Cash.....................................        17,950             13,038
Receivables:
 Capital Shares sold.....................        17,007            457,572
 Dividends and interest..................        73,921          1,191,843
 Expense reimbursement from Manager......           239                 --
 Investment securities sold..............        39,542              2,751
 Variation margin on futures
  contracts..............................         4,725                 --
Other assets............................            308                362
Prepaid directors' expenses.............             39                135
                                             ----------        -----------
                           Total Assets      67,373,865        143,033,802
LIABILITIES
Accrued management and investment
 advisory fees.........................           4,374             13,015
Accrued distribution fees..............           2,693              5,059
Accrued transfer and administrative
 fees..................................          38,162             30,530
Accrued other expenses.................          30,516             22,819
Payables:
 Capital Shares reacquired.............          25,146            243,349
 Investment securities purchased.......              --          25,12,542
Collateral obligation on securities
 loaned, at value......................       1,130,000            241,600
                                         --------------      -------------
                        Total Liabilities     1,230,891          3,068,914
                                         --------------      -------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES ..................    $ 66,142,974       $139,964,888
                                         ==============     ==============

NET ASSETS CONSIST OF:
Capital Shares and additional
  paid-in-capital.....................     $ 72,729,385       $143,773,864
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)..............          354,642         (1,540,809)
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)..........................       (2,533,588)        (2,989,047)
Net unrealized appreciation
(depreciation) of investments.........       (4,407,465)           720,880
                                        --------------      --------------
                      Total Net Assets     $ 66,142,974       $139,964,888
                                         ==============     ==============

CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.....................      100,000,000        100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets...................     $ 53,384,398       $122,451,392
  Shares issued and outstanding.......        6,363,291         12,888,188
  Net asset value per share...........     $       8.39              $9.50
  Maximum offering price
    per share /(a)/ ..................     $       8.52              $9.64
                                        ==============

Class B: Net Assets...................     $ 12,758,576       $ 17,513,496
  Shares issued and outstanding.......        1,521,918          1,814,500
  Net asset value per share /(b)/ ....     $       8.38              $9.65
                                         ==============      ==============


/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                              MIDCAP           PARTNERS BLUE
                                            FUND, INC.        CHIP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $443,024,233        $145,612,509
                                          ============        ============
ASSETS
Investment in securities--at value.....   $542,366,018/(c)/   $150,584,126/(c)/
Cash...................................         10,000           1,033,605
Receivables:
 Capital Shares sold...................        161,283               7,544
 Dividends and interest................        268,040             133,031
 Investment securities sold............      1,842,158                  --
Other assets...........................          5,905               2,366
Prepaid directors' expenses............            291                  41
                                          ------------        ------------
                           Total Assets    544,653,695         151,760,713
LIABILITIES
Accrued management and investment
 advisory fees.........................         54,810              16,991
Accrued distribution fees..............         22,155               7,028
Accrued transfer and administrative
 fees..................................        223,349              95,844
Accrued other expenses.................         58,937              43,337
Payables:
 Capital Shares reacquired.............        142,173              38,210
 Investment securities purchased.......      1,584,780             129,418
Collateral obligation on securities
 loaned, at value......................     10,614,000           1,727,000
                                          ------------        ------------
                      Total Liabilities     12,700,204           2,057,828
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $531,953,491        $149,702,885
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $381,764,604        $171,538,033
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............      2,058,004             215,732
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................     48,789,098         (27,026,889)
Net unrealized appreciation
 (depreciation) of investments.........     99,341,785           4,976,009
                                          ------------        ------------
                       Total Net Assets   $531,953,491        $149,702,885
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................   $459,207,477        $123,303,668
  Shares issued and outstanding........     10,710,542           7,017,035
  Net asset value per share............   $      42.87        $      17.57
  Maximum offering price per share
 /(a)/ ................................   $      45.49        $      18.64
                                          ============        ============

Class B: Net Assets....................   $ 72,746,014        $ 26,399,217
  Shares issued and outstanding........      1,782,062           1,568,898
  Net asset value per share /(b)/ .....   $      40.82        $      16.83
                                          ============        ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $ 62,392,540         $ 57,265,706
                                          ============         ============
ASSETS
Investment in securities--at value.....   $60,565,785/(c)/     $ 60,364,359
Cash...................................        605,179            1,045,488
Receivables:
 Capital Shares sold...................          2,516               15,513
 Dividends and interest................         18,210               56,422
 Investment securities sold............         85,315              400,005
 Variation margin on futures contracts.             --                  945
Other assets...........................            532                   66
Prepaid directors' expenses............             22                   33
                                          ------------         ------------
                           Total Assets     61,277,559           61,882,831
LIABILITIES
Accrued management and investment
 advisory fees.........................          8,531                8,736
Accrued distribution fees..............          4,921                5,422
Accrued transfer and administrative
 fees..................................         57,785               35,537
Accrued other expenses.................         26,209               28,978
Payables:
 Capital Shares reacquired.............         51,752               21,571
 Investment securities purchased.......         31,158              135,087
Collateral obligation on securities
 loaned, at value......................        931,000                   --
                                          ------------         ------------
                      Total Liabilities      1,111,356              235,331
                                          ------------         ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $ 60,166,203         $ 61,647,500
                                          ============         ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $ 89,538,557         $ 56,555,777
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................    (27,545,599)           1,986,970
Net unrealized appreciation
 (depreciation) of investments.........     (1,826,755)           3,104,753
                                          ------------         ------------
                       Total Net Assets   $ 60,166,203         $ 61,647,500
                                          ============         ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000          100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................   $ 45,099,989         $ 43,209,784
  Shares issued and outstanding........      6,230,611            4,368,684
  Net asset value per share............   $       7.24         $       9.89
  Maximum offering price per share
 /(a)/ ................................   $       7.68         $      10.49
                                          ============         ============

Class B: Net Assets....................   $ 15,066,214         $ 18,437,716
  Shares issued and outstanding........      2,160,150            1,917,403
  Net asset value per share /(b)/ .....   $       6.97         $       9.62
                                          ============         ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP    PARTNERS MIDCAP
                                         VALUE FUND, INC.    GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 52,028,492        $ 28,453,700
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 59,595,320        $ 32,204,834
Cash...................................         898,840             419,919
Receivables:
 Capital Shares sold...................          18,763               1,034
 Dividends and interest................          71,541               5,225
 Expense reimbursement from Manager....              --                 545
 Investment securities sold............         190,782             679,469
Other assets...........................              69                 147
Prepaid directors' expenses............              --                   6
                                           ------------        ------------
                           Total Assets      60,775,315          33,311,179
LIABILITIES
Accrued management and investment
 advisory fees.........................           8,612               5,444
Accrued distribution fees..............           5,105               2,833
Accrued directors' expenses............             157                  --
Accrued transfer and administrative
 fees..................................          36,153              30,872
Accrued other expenses.................          31,445              26,701
Payables:
 Capital Shares reacquired.............          49,438              45,763
 Investment securities purchased.......              --           1,170,817
                                           ------------        ------------
                      Total Liabilities         130,910           1,282,430
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 60,644,405        $ 32,028,749
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 51,959,527        $ 40,269,526
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............         261,019                  --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................         857,031         (11,991,911)
Net unrealized appreciation
 (depreciation) of investments.........       7,566,828           3,751,134
                                           ------------        ------------
                       Total Net Assets    $ 60,644,405        $ 32,028,749
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $ 43,517,412        $ 22,677,674
  Shares issued and outstanding........       3,583,449           4,402,514
  Net asset value per share............    $      12.14        $       5.15
  Maximum offering price per share
 /(a)/ ................................    $      12.88        $       5.46
                                           ============        ============

Class B: Net Assets....................    $ 17,126,993        $  9,351,075
  Shares issued and outstanding........       1,433,070           1,864,930
  Net asset value per share /(b)/ .....    $      11.95        $       5.01
                                           ============        ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                   PRINCIPAL                PRINCIPAL
                               PARTNERS SMALLCAP           REAL ESTATE
                               GROWTH FUND, INC.   SECURITIES FUND, INC. /(C)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST .......................    $ 15,686,651             $ 62,953,462
                                 ============             ============
ASSETS
Investment in securities--at
 value.......................    $ 18,708,481             $ 81,449,149
Cash.........................         445,759                   20,765
Receivables:
 Capital Shares sold.........          14,278                  130,175
 Dividends and interest......           3,442                  108,707
 Expense reimbursement from
  Manager....................             184                       --
 Investment securities sold..           2,407                       --
Other assets.................              52                      199
Prepaid directors' expenses..              --                       61
                                 ------------             ------------
                 Total Assets      19,174,603               81,709,056
LIABILITIES
Accrued management and
 investment advisory fees....           3,242                   13,909
Accrued distribution fees....           1,733                    6,509
Accrued directors' expenses..              12                       --
Accrued transfer and
 administrative fees.........          17,729                   36,400
Accrued other expenses.......          23,239                   20,493
Payables:
 Capital Shares reacquired...              --                   18,281
 Investment securities
  purchased..................          22,000                  149,680
                                 ------------             ------------
            Total Liabilities          67,955                  245,272
                                 ------------             ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..........    $ 19,106,648             $ 81,463,784
                                 ============             ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.............    $ 21,032,712             $ 52,314,244
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss).......................              --                   64,950
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)........      (4,947,894)              10,588,903
Net unrealized appreciation
 (depreciation) of
 investments.................       3,021,830               18,495,687
                                 ------------             ------------
             Total Net Assets    $ 19,106,648             $ 81,463,784
                                 ============             ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized............     100,000,000              100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets..........    $ 13,056,428             $ 62,361,557
  Shares issued and
 outstanding.................       2,356,308                3,783,350
  Net asset value per share..    $       5.54             $      16.48
  Maximum offering price per
 share /(a)/.................    $       5.88             $      17.49
                                 ============             ============

Class B: Net Assets..........    $  6,050,220             $ 19,102,227
  Shares issued and
 outstanding.................       1,124,494                1,166,474
  Net asset value per share
 /(b)/ ......................    $       5.38             $      16.38
                                 ============             ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Effective March 1, 2004, Principal Real Estate Fund, Inc. changed its name to Principal Real Estate Securities Fund, Inc.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

                                               PRINCIPAL          PRINCIPAL
                                               SMALLCAP          TAX-EXEMPT
                                              FUND, INC.       BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .......   $113,314,514        $168,377,741
                                            ============        ============
ASSETS
Investment in securities--at value.......   $119,160,124/(c)/   $175,674,803
Cash.....................................         28,882             107,335
Receivables:
 Capital Shares sold.....................         17,758              33,184
 Dividends and interest..................         28,227           2,437,039
 Investment securities sold..............        387,374                  --
Other assets.............................            767               8,791
Prepaid directors' expenses..............             --                  82
                                            ------------        ------------
                             Total Assets    119,623,132         178,261,234
LIABILITIES
Accrued management and investment
 advisory fees...........................         17,172              16,024
Accrued distribution fees................          8,360               2,846
Accrued directors' expenses..............             75                  --
Accrued transfer and administrative fees.         79,769              25,133
Accrued other expenses...................         31,716              12,452
Payables:
 Capital Shares reacquired...............         59,060              12,559
 Investment securities purchased.........      2,371,890             519,905
Collateral obligation on securities
 loaned, at value........................     10,207,000                  --
                                            ------------        ------------
                        Total Liabilities     12,775,042             588,919
                                            ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .................................   $106,848,090        $177,672,315
                                            ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.........................   $117,892,520        $166,908,905
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss)........................             --             510,810
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..................................    (16,890,040)          2,955,538
Net unrealized appreciation
 (depreciation) of investments...........      5,845,610           7,297,062
                                            ------------        ------------
                         Total Net Assets   $106,848,090        $177,672,315
                                            ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized........................    100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets......................   $ 82,730,657        $166,929,851
  Shares issued and outstanding..........      9,018,226          13,380,399
  Net asset value per share..............   $       9.17        $      12.48
  Maximum offering price per share /(a)/    $       9.73        $      13.10
                                            ============        ============

Class B: Net Assets......................   $ 24,117,433        $ 10,742,464
  Shares issued and outstanding..........      2,777,782             856,296
  Net asset value per share /(b)/ .......   $       8.68        $      12.55
                                            ============        ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for Principal SmallCap Fund, Inc. and 4.75% of the offering price or 4.99% of the net asset value for Principal Tax-Exempt Bond Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                     PRINCIPAL     PRINCIPAL
                                                      BALANCED        BOND
                                                     FUND, INC.    FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.........................................  $1,002,270   $     4,759
 Interest..........................................   1,747,349    10,408,386
 Securities lending................................       2,889         2,442
                                                     ----------   -----------
                                       Total Income   2,752,508    10,415,587
Expenses:
 Management and investment advisory fees...........     604,671     1,007,030
 Distribution fees - Class A.......................     168,458       356,730
 Distribution fees - Class B.......................     144,277       254,707
 Registration fees - Class A.......................       8,074         8,556
 Registration fees - Class B.......................       9,245         7,801
 Shareholder reports - Class A.....................      15,413        18,255
 Shareholder reports - Class B.....................       3,371         5,478
 Transfer and administrative fees - Class A........      89,242       122,634
 Transfer and administrative fees - Class B........      20,517        39,101
 Auditing and legal fees...........................       9,538        12,781
 Custodian fees....................................      50,166        16,073
 Directors' expenses...............................       3,416         7,019
 Registration fees.................................      30,886        29,743
 Transfer and administrative fees..................     238,592       327,483
 Other expenses....................................       5,873        13,298
                                                     ----------   -----------
                               Total Gross Expenses   1,401,739     2,226,689
 Less: Fees paid indirectly........................       1,225            --
                                                     ----------   -----------
                                 Total Net Expenses   1,400,514     2,226,689
                                                     ----------   -----------
             Net Investment Income (Operating Loss)   1,351,994     8,188,898

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions...........................   4,735,935     3,318,437
 Swap agreements...................................          --        81,839
Change in unrealized appreciation/depreciation of:
 Investments.......................................     947,601      (238,072)
 Swap agreements...................................          --        57,560
                                                     ----------   -----------
         Net Realized and Unrealized Gain (Loss) on
                 Investments and Foreign Currencies   5,683,536     3,219,764
                                                     ----------   -----------
    Net Increase (Decrease) in Net Assets Resulting
                                    from Operations  $7,035,530   $11,408,662
                                                     ==========   ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                               CAPITAL VALUE   CASH MANAGEMENT
                                                FUND, INC.       FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................  $  6,943,010      $       --
 Interest....................................        66,613       4,215,226
 Securities lending..........................        16,596              --
                                               ------------      ----------
                                 Total Income     7,026,219       4,215,226
Expenses:
 Management and investment advisory fees.....     2,075,121       1,481,866
 Distribution fees - Class A.................       469,600              --
 Distribution fees - Class B.................       210,113          13,088
 Registration fees - Class A.................        13,195          33,840
 Registration fees - Class B.................         8,299           5,156
 Shareholder reports -  Class A..............        34,315          28,787
 Shareholder reports -  Class B..............         6,698             516
 Transfer and administrative fees - Class A..       183,834         317,435
 Transfer and administrative fees - Class B..        36,667           4,628
 Auditing and legal fees.....................        10,231           9,597
 Custodian fees..............................         7,353          10,444
 Directors' expenses.........................        12,470          10,571
 Registration fees...........................        28,279          43,383
 Transfer and administrative fees............       456,262         356,740
 Other expenses..............................        21,014          18,993
                                               ------------      ----------
                         Total Gross Expenses     3,573,451       2,335,044
 Less: Fees paid indirectly..................        34,250              --
 Less: Reimbursement from Manager - Class B..            --           4,543
                                               ------------      ----------
                           Total Net Expenses     3,539,201       2,330,501
                                               ------------      ----------
       Net Investment Income (Operating Loss)     3,487,018       1,884,725

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................    42,415,114              --
 Futures contracts...........................       207,479              --
Change in unrealized
 appreciation/depreciation of:
 Investments.................................   (13,310,175)             --
 Futures contracts...........................      (105,745)             --
                                               ------------      ----------
          Net Realized and Unrealized Gain on
           Investments and Foreign Currencies    29,206,673              --
                                               ------------      ----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations  $ 32,693,691      $1,884,725
                                               ============      ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                           PRINCIPAL           PRINCIPAL
                                         EQUITY INCOME   GOVERNMENT SECURITIES
                                          FUND, INC.       INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................   $3,059,751         $        --
 Withholding tax on foreign dividends..      (35,186)                 --
 Interest..............................      577,767          15,917,314
 Securities lending....................           --              23,421
                                          ----------         -----------
                           Total Income    3,602,332          15,940,735
Expenses:
 Management and investment advisory
  fees.................................      446,736           1,507,744
 Distribution fees - Class A...........      156,552             531,775
 Distribution fees - Class B...........       95,862             530,491
 Registration fees - Class A...........       11,148              16,002
 Registration fees - Class B...........        9,633               9,958
 Shareholder reports - Class A.........       11,562              24,077
 Shareholder reports - Class B.........        3,257               7,237
 Transfer and administrative fees -
  Class A..............................       62,663             137,258
 Transfer and administrative fees -
  Class B..............................       17,954              42,562
 Auditing and legal fees...............        6,653              13,121
 Custodian fees........................        4,638              14,743
 Directors' expenses...................        2,163              10,930
 Registration fees.....................       20,613              31,000
 Transfer and administrative fees......      181,482             386,509
 Other expenses........................        4,254              20,090
                                          ----------         -----------
                         Total Expenses    1,035,170           3,283,497
                                          ----------         -----------
 Net Investment Income (Operating Loss)    2,567,162          12,657,238

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions...............    4,527,915          (1,150,972)
 Foreign currency transactions.........        1,264                  --
Change in unrealized
 appreciation/depreciation of:
 Investments...........................    2,028,723           1,182,444
 Translation of assets and liabilities
  in foreign currencies................          245                  --
                                          ----------         -----------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies    6,558,147              31,472
                                          ----------         -----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations   $9,125,309         $12,688,710
                                          ==========         ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                          PRINCIPAL           PRINCIPAL
                                           GROWTH       INTERNATIONAL EMERGING
                                         FUND, INC.       MARKETS FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends............................  $  2,563,869         $ 1,155,332
 Withholding tax on foreign dividends.            --            (122,573)
 Interest.............................        60,401                 249
 Securities lending...................         5,081              12,877
                                        ------------         -----------
                          Total Income     2,629,351           1,045,885
Expenses:
 Management and investment advisory
  fees................................     1,828,265             499,421
 Distribution fees - Class A..........       501,357              79,579
 Distribution fees - Class B..........       411,774              67,420
 Registration fees - Class A..........        11,835               8,527
 Registration fees - Class B..........         6,491               7,337
 Shareholder reports - Class A........        51,928               5,316
 Shareholder reports - Class B........        12,528               1,729
 Transfer and administrative fees -
  Class A.............................       303,316              29,362
 Transfer and administrative fees -
  Class B.............................        75,956              10,154
 Auditing and legal fees..............        10,030               9,875
 Custodian fees.......................         1,515             118,392
 Directors' expenses..................        10,242               1,408
 Registration fees....................        31,327              24,377
 Transfer and administrative fees.....       650,251             121,787
 Other expenses.......................        16,802               3,408
                                        ------------         -----------
                  Total Gross Expenses     3,923,617             988,092
 Less: Fees paid indirectly...........         3,477               8,423
                                        ------------         -----------
                    Total Net Expenses     3,920,140             979,669
                                        ------------         -----------
Net Investment Income (Operating Loss)    (1,290,789)             66,216

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..............   (14,806,416)          7,899,968
 Foreign currency transactions........            --             (87,911)
Change in unrealized
 appreciation/depreciation of:
 Investments..........................    26,195,529          (1,903,719)
 Translation of assets and liabilities
  in foreign currencies...............            --               4,688
                                        ------------         -----------
      Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
                            Currencies    11,389,113           5,913,026
                                        ------------         -----------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations  $ 10,098,324         $ 5,979,242
                                        ============         ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL          PRINCIPAL
                                           INTERNATIONAL      INTERNATIONAL
                                            FUND, INC.     SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...............................  $ 5,745,636        $ 1,209,101
 Withholding tax on foreign dividends....     (685,911)          (116,644)
 Interest................................       29,017              4,217
 Securities lending......................      194,272             46,443
                                           -----------        -----------
                             Total Income    5,283,014          1,143,117
Expenses:
 Management and investment advisory fees.    2,023,299            656,321
 Distribution fees - Class A.............      359,610            106,391
 Distribution fees - Class B.............      157,067            112,817
 Registration fees - Class A.............        5,418              4,533
 Registration fees - Class B.............        9,223              6,393
 Shareholder reports - Class A...........       32,756              7,879
 Shareholder reports - Class B...........        6,749              3,253
 Transfer and administrative fees - Class
  A......................................      191,490             50,960
 Transfer and administrative fees - Class
  B......................................       45,773             20,358
 Auditing and legal fees.................       12,155              9,941
 Custodian fees..........................      215,650             71,517
 Directors' expenses.....................        8,064              1,785
 Registration fees.......................       23,986             26,671
 Transfer and administrative fees........      422,817            182,052
 Other expenses..........................       14,605              3,392
                                           -----------        -----------
                     Total Gross Expenses    3,528,662          1,264,263
 Less: Fees paid indirectly..............       26,557              9,566
 Less: Reimbursement from Manager - Class
  A......................................           --             20,303
 Less: Reimbursement from Manager - Class
  B......................................           --              8,022
                                           -----------        -----------
                       Total Net Expenses    3,502,105          1,226,372
                                           -----------        -----------
   Net Investment Income (Operating Loss)    1,780,909            (83,255)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.................   39,436,940         13,301,320
 Foreign currency transactions...........      (90,617)           (12,447)
Change in unrealized
 appreciation/depreciation of:
 Investments.............................   (4,432,625)        (1,147,175)
 Translation of assets and liabilities in
  foreign currencies.....................       (2,561)               578
                                           -----------        -----------
  Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currencies   34,911,137         12,142,276
                                           -----------        -----------
    Net Increase (Decrease) in Net Assets
                Resulting from Operations  $36,692,046        $12,059,021
                                           ===========        ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                               PRINCIPAL          PRINCIPAL
                                             LARGECAP STOCK     LIMITED TERM
                                            INDEX FUND, INC.   BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates................    $      713        $        --
 Dividends................................     1,010,972                 --
 Interest.................................        24,346          4,397,705
 Securities lending.......................           933              2,586
                                              ----------        -----------
                              Total Income     1,036,964          4,400,291
Expenses:
 Management and investment advisory fees..       216,322            604,169
 Distribution fees - Class A..............        75,010            158,247
 Distribution fees - Class B..............        54,092             80,745
 Registration fees - Class A..............        11,499             16,946
 Registration fees - Class B..............        11,750              8,497
 Shareholder reports - Class A............         8,419              5,546
 Shareholder reports - Class B............         2,468              1,556
 Transfer and administrative fees - Class
  A.......................................        52,281             38,970
 Transfer and administrative fees - Class
  B.......................................        14,758             10,378
 Auditing and legal fees..................         7,803             10,126
 Custodian fees...........................        22,326              7,547
 Directors' expenses......................         1,971              4,088
 Registration fees........................        20,825             31,101
 Transfer and administrative fees.........       170,697            135,714
 Other expenses...........................         4,023              6,715
                                              ----------        -----------
                      Total Gross Expenses       674,244          1,120,345
 Less: Reimbursement from Manager - Class
  A.......................................        56,476                 --
 Less: Reimbursement from Manager - Class
  B.......................................        20,337                 --
                                              ----------        -----------
                        Total Net Expenses       597,431          1,120,345
                                              ----------        -----------
    Net Investment Income (Operating Loss)       439,533          3,279,946

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions..................        72,450           (119,536)
 Investment transactions in affiliates....            60                 --
 Futures contracts........................       118,071                 --
Change in unrealized
 appreciation/depreciation of:
 Investments..............................     3,742,706         (1,145,154)
 Investments in affiliates................        11,205                 --
 Futures contracts........................       (30,450)                --
                                              ----------        -----------
Net Realized and Unrealized Gain (Loss) on
        Investments and Foreign Currencies     3,914,042         (1,264,690)
                                              ----------        -----------
     Net Increase (Decrease) in Net Assets
                 Resulting from Operations    $4,353,575        $ 2,015,256
                                              ==========        ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                  PRINCIPAL       PRINCIPAL
                                                   MIDCAP       PARTNERS BLUE
                                                 FUND, INC.    CHIP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................  $ 9,111,960    $ 2,360,422
 Interest......................................       83,446            933
 Securities lending............................       10,465          4,383
                                                 -----------    -----------
                                   Total Income    9,205,871      2,365,738
Expenses:
 Management and investment advisory fees.......    2,795,240        917,369
 Distribution fees - Class A...................      883,699        230,870
 Distribution fees - Class B...................      325,766        265,247
 Registration fees - Class A...................       20,833         10,928
 Registration fees - Class B...................        9,648          5,673
 Shareholder reports - Class A.................       55,193         28,845
 Shareholder reports - Class B.................       14,090          8,172
 Transfer and administrative fees - Class A....      314,251        154,721
 Transfer and administrative fees - Class B....       83,317         47,641
 Auditing and legal fees.......................        9,932          9,212
 Custodian fees................................       11,083         19,790
 Directors' expenses...........................       16,737          5,170
 Registration fees.............................       30,530         25,485
 Transfer and administrative fees..............      832,535        411,861
 Other expenses................................       25,750          9,022
                                                 -----------    -----------
                           Total Gross Expenses    5,428,604      2,150,006
 Less: Fees paid indirectly....................        6,734          8,538
                                                 -----------    -----------
                             Total Net Expenses    5,421,870      2,141,468
                                                 -----------    -----------
         Net Investment Income (Operating Loss)    3,784,001        224,270

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......................   49,046,329     11,502,956
 Futures contracts.............................           --         26,591
Change in unrealized appreciation/depreciation
 of:
 Investments...................................   17,165,463        711,594
 Futures contracts.............................           --         (2,880)
                                                 -----------    -----------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies   66,211,792     12,238,261
                                                 -----------    -----------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $69,995,793    $12,462,531
                                                 ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................     $  553,497          $  882,046
 Interest..............................          1,233               1,288
 Securities lending....................          1,790                  --
                                            ----------          ----------
                           Total Income        556,520             883,334
Expenses:
 Management and investment advisory
  fees.................................        454,392             417,573
 Distribution fees - Class A...........        113,134              96,860
 Distribution fees - Class B...........        141,981             157,652
 Registration fees - Class A...........         12,262               8,084
 Registration fees - Class B...........         10,555               9,374
 Shareholder reports - Class A.........         12,957               6,395
 Shareholder reports - Class B.........          4,569               2,909
 Transfer and administrative fees -
  Class A..............................         72,697              40,192
 Transfer and administrative fees -
  Class B..............................         24,481              18,438
 Auditing and legal fees...............          6,743               6,616
 Custodian fees........................         14,996              16,787
 Directors' expenses...................          2,021               1,879
 Registration fees.....................         17,459              24,294
 Transfer and administrative fees......        221,532             161,416
 Other expenses........................          3,377               2,969
                                            ----------          ----------
                   Total Gross Expenses      1,113,156             971,438
 Less: Fees paid indirectly............         36,273               6,291
 Less: Reimbursement from Manager -
  Class A..............................             --              14,404
 Less: Reimbursement from Manager -
  Class B..............................             --               3,315
                                            ----------          ----------
                     Total Net Expenses      1,076,883             947,428
                                            ----------          ----------
 Net Investment Income (Operating Loss)       (520,363)            (64,094)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions...............        978,099           4,200,025
 Futures contracts.....................             --              (1,520)
Change in unrealized
 appreciation/depreciation of:
 Investments...........................      1,337,304              40,615
 Futures contracts.....................             --               6,100
                                            ----------          ----------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies      2,315,403           4,245,220
                                            ----------          ----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations     $1,795,040          $4,181,126
                                            ==========          ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP    PARTNERS MIDCAP
                                         VALUE FUND, INC.    GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................     $1,289,674         $    93,533
 Interest..............................          1,600                 537
                                            ----------         -----------
                           Total Income      1,291,274              94,070
Expenses:
 Management and investment advisory
  fees.................................        426,070             294,085
 Distribution fees - Class A...........        101,896              58,322
 Distribution fees - Class B...........        147,195              86,288
 Registration fees - Class A...........         10,797              11,302
 Registration fees - Class B...........          9,803              10,511
 Shareholder reports - Class A.........          6,719               5,825
 Shareholder reports - Class B.........          3,069               2,340
 Transfer and administrative fees -
  Class A..............................         39,886              34,754
 Transfer and administrative fees -
  Class B..............................         18,771              14,190
 Auditing and legal fees...............          6,656               6,491
 Custodian fees........................          6,048              20,191
 Directors' expenses...................          2,076               1,217
 Registration fees.....................         26,878              20,862
 Transfer and administrative fees......        163,672             131,208
 Other expenses........................          3,007               2,180
                                            ----------         -----------
                   Total Gross Expenses        972,543             699,766
 Less: Fees paid indirectly............          8,388              24,151
 Less: Reimbursement from Manager -
  Class A..............................         10,465              17,594
 Less: Reimbursement from Manager -
  Class B..............................          1,191               7,104
                                            ----------         -----------
                     Total Net Expenses        952,499             650,917
                                            ----------         -----------
 Net Investment Income (Operating Loss)        338,775            (556,847)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions...............      1,882,348           2,923,337
Change in unrealized
 appreciation/depreciation of:
 Investments...........................      3,542,087          (2,050,663)
                                            ----------         -----------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies      5,424,435             872,674
                                            ----------         -----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations     $5,763,210         $   315,827
                                            ==========         ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                         PRINCIPAL             PRINCIPAL
                                     PARTNERS SMALLCAP        REAL ESTATE
                                     GROWTH FUND, INC.   SECURITIES FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.........................     $  50,818             $ 2,197,747
 Interest..........................           633                  14,982
                                        ---------             -----------
                       Total Income        51,451               2,212,729
Expenses:
 Management and investment advisory
  fees.............................       157,643                 598,397
 Distribution fees - Class A.......        30,062                 127,274
 Distribution fees - Class B.......        49,726                 142,069
 Registration fees - Class A.......         7,134                  11,708
 Registration fees - Class B.......         7,499                   7,547
 Shareholder reports - Class A.....         3,052                   7,619
 Shareholder reports - Class B.....         1,453                   2,841
 Transfer and administrative fees -
  Class A..........................        19,037                  48,823
 Transfer and administrative fees -
  Class B..........................         8,887                  18,299
 Auditing and legal fees...........         6,120                   6,831
 Custodian fees....................         8,625                   2,412
 Directors' expenses...............           592                   2,231
 Registration fees.................        24,938                  29,818
 Transfer and administrative fees..        89,842                 194,760
 Other expenses....................         1,274                   3,684
                                        ---------             -----------
               Total Gross Expenses       415,884               1,204,313
 Less: Fees paid indirectly........         5,867                   3,761
 Less: Reimbursement from Manager -
  Class A..........................        19,301                      --
 Less: Reimbursement from Manager -
  Class B..........................         8,166                      --
                                        ---------             -----------
                 Total Net Expenses       382,550               1,200,552
                                        ---------             -----------
   Net Investment Income (Operating
                              Loss)      (331,099)              1,012,177

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions...........       858,701              10,586,325
Change in unrealized
 appreciation/depreciation of:
 Investments.......................      (285,237)              6,462,427
                                        ---------             -----------
   Net Realized and Unrealized Gain
  (Loss) on Investments and Foreign
                         Currencies       573,464              17,048,752
                                        ---------             -----------
     Net Increase (Decrease) in Net
   Assets Resulting from Operations     $ 242,365             $18,060,929
                                        =========             ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                          YEAR ENDED OCTOBER 31, 2004
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                                  SMALLCAP       TAX-EXEMPT
                                                 FUND, INC.    BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends....................................  $   768,499      $       --
 Interest.....................................       37,816       8,289,484
 Securities lending...........................       29,859              --
                                                -----------      ----------
                                  Total Income      836,174       8,289,484
Expenses:
 Management and investment advisory fees......      879,267         863,425
 Distribution fees - Class A..................      177,732         354,337
 Distribution fees - Class B..................      219,573          64,275
 Registration fees - Class A..................       10,605           7,000
 Registration fees - Class B..................        6,354           5,974
 Shareholder reports - Class A................       18,254           3,643
 Shareholder reports - Class B................        5,893             328
 Transfer and administrative fees - Class A...      108,989          22,622
 Transfer and administrative fees - Class B...       35,605           2,387
 Auditing and legal fees......................        7,466          11,713
 Custodian fees...............................       12,210           3,355
 Directors' expenses..........................        3,248           5,990
 Registration fees............................       26,173          22,459
 Transfer and administrative fees.............      289,406          80,532
 Other expenses...............................        6,255          10,659
                                                -----------      ----------
                          Total Gross Expenses    1,807,030       1,458,699
 Less: Fees paid indirectly...................        4,709              --
                                                -----------      ----------
                            Total Net Expenses    1,802,321       1,458,699
                                                -----------      ----------
        Net Investment Income (Operating Loss)     (966,147)      6,830,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......................   19,381,225       2,705,514
Change in unrealized appreciation/depreciation
 of:
 Investments..................................   (8,345,060)       (182,669)
                                                -----------      ----------
    Net Realized and Unrealized Gain (Loss) on
            Investments and Foreign Currencies   11,036,165       2,522,845
                                                -----------      ----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations  $10,070,018      $9,353,630
                                                ===========      ==========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                                  BALANCED                        BOND
                                 FUND, INC.                    FUND, INC.
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,351,994   $  1,193,145   $  8,188,898    $  8,712,254
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     4,735,935        652,592      3,400,276       2,735,130
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....       947,601      9,710,349       (180,512)     (1,569,324)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     7,035,530     11,556,086     11,408,662       9,878,060
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,296,154)    (1,149,081)    (7,470,962)     (8,361,854)
 Class B...............      (128,004)      (105,537)    (1,078,662)     (1,258,821)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions    (1,424,158)    (1,254,618)    (8,549,624)     (9,620,675)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    12,047,396      8,501,912     27,743,338      40,228,179
 Class B...............     4,338,661      3,828,443      7,091,911       9,474,047
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     1,273,359      1,123,399      6,566,027       7,225,606
 Class B...............       126,462        103,902      1,016,276       1,153,000
Shares redeemed:
 Class A...............   (14,389,404)   (13,624,827)   (42,763,190)    (49,476,966)
 Class B...............    (5,603,001)    (4,771,696)   (11,130,444)    (10,967,903)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (2,206,527)    (4,838,867)   (11,476,082)     (2,364,037)
                         ------------   ------------   ------------    ------------
Redemption fees - Class
 A.....................            --             --             --          48,023
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)     3,404,845      5,462,601     (8,617,044)     (2,058,629)
NET ASSETS
Beginning of period....    97,603,284     92,140,683    218,854,134     220,912,763
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $101,008,129   $ 97,603,284   $210,237,090    $218,854,134
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     87,242   $     88,660   $     96,778    $   (470,787)
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............       976,019        771,547      2,513,007       3,611,102
 Class B...............       355,065        348,303        643,126         855,831
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       103,150        101,896        594,977         653,047
 Class B...............        10,280          9,516         92,137         104,254
Shares redeemed:
 Class A...............    (1,166,447)    (1,249,483)    (3,881,109)     (4,457,936)
 Class B...............      (457,725)      (440,377)    (1,010,545)       (990,352)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)      (179,658)      (458,598)    (1,048,407)       (224,054)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                      PRINCIPAL
                               CAPITAL VALUE                 CASH MANAGEMENT
                                 FUND, INC.                     FUND, INC.
--------------------------------------------------------------------------------------
                            YEAR           YEAR            YEAR             YEAR
                            ENDED          ENDED          ENDED            ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                            2004           2003            2004             2003
                        -------------  -------------  --------------  ----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  3,487,018   $  3,522,566   $   1,884,725    $   2,168,212
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    42,622,593      4,689,125              --               --
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (13,415,920)    54,818,796              --               --
                         ------------   ------------   -------------    -------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    32,693,691     63,030,487       1,884,725        2,168,212
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (3,523,805)    (4,002,940)     (1,863,714)      (2,146,556)
 Class B...............       (49,273)      (126,542)        (21,011)         (21,656)
                         ------------   ------------   -------------    -------------
    Total Dividends and
          Distributions    (3,573,078)    (4,129,482)     (1,884,725)      (2,168,212)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    24,462,866     22,718,257     712,232,202      655,800,513
 Class B...............     5,647,734      5,080,509       4,780,927        5,907,858
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     3,435,274      3,908,306       1,808,868        2,068,086
 Class B...............        48,598        124,744          20,286           20,850
Shares redeemed:
 Class A...............   (69,099,334)   (88,040,608)   (742,992,727)    (708,963,596)
 Class B...............   (10,321,260)    (7,451,162)     (7,425,708)      (6,947,881)
                         ------------   ------------   -------------    -------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (45,826,122)   (63,659,954)    (31,576,152)     (52,114,170)
                         ------------   ------------   -------------    -------------
Redemption fees - Class
 A.....................            --          9,452              --               --
                         ------------   ------------   -------------    -------------
         Total Increase
             (Decrease)   (16,705,509)    (4,749,497)    (31,576,152)     (52,114,170)
NET ASSETS
Beginning of period....   355,501,239    360,250,736     353,987,276      406,101,446
                         ------------   ------------   -------------    -------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $338,795,730   $355,501,239   $ 322,411,124    $ 353,987,276
                         ============   ============   =============    =============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  2,561,515   $  2,681,825   $          --    $          --
                         ============   ============   =============    =============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     1,062,154      1,165,770     712,228,299      655,800,513
 Class B...............       247,673        262,471       4,780,741        5,907,858
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       153,566        211,716       1,812,770        2,068,086
 Class B...............         2,182          6,783          20,473           20,850
Shares redeemed:
 Class A...............    (2,994,253)    (4,419,653)   (742,992,727)    (708,963,596)
 Class B...............      (453,047)      (389,637)     (7,425,708)      (6,947,881)
                         ------------   ------------   -------------    -------------
Net Increase (Decrease)    (1,981,725)    (3,162,550)    (31,576,152)     (52,114,170)
                         ============   ============   =============    =============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                      PRINCIPAL
                               EQUITY INCOME              GOVERNMENT SECURITIES
                                 FUND, INC.                 INCOME FUND, INC.
-------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR             YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2004           2003           2004             2003
                        -------------  -------------  -------------  ----------------
-------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,567,162   $  2,680,124   $ 12,657,238    $  14,304,942
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     4,529,179     (3,744,053)    (1,150,972)         467,983
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     2,028,968      9,889,758      1,182,444       (9,669,235)
                         ------------   ------------   ------------    -------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     9,125,309      8,825,829     12,688,710        5,103,690
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (2,319,976)    (2,352,553)   (12,146,945)     (14,291,737)
 Class B...............      (289,363)      (291,326)    (2,000,436)      (2,267,795)
                         ------------   ------------   ------------    -------------
    Total Dividends and
          Distributions    (2,609,339)    (2,643,879)   (14,147,381)     (16,559,532)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    13,472,892      7,064,406     41,666,093       94,074,528
 Class B...............     3,625,442      2,224,165     10,443,968       31,134,090
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     2,182,203      2,207,321     10,559,133       12,244,953
 Class B...............       281,558        281,835      1,857,571        2,050,680
Shares redeemed:
 Class A...............   (12,473,931)   (11,783,359)   (80,339,165)    (103,064,902)
 Class B...............    (3,185,303)    (3,561,430)   (20,716,112)     (21,564,510)
                         ------------   ------------   ------------    -------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     3,902,861     (3,567,062)   (36,528,512)      14,874,839
                         ------------   ------------   ------------    -------------
Redemption fees - Class
 A.....................            --             --             --               48
                         ------------   ------------   ------------    -------------
         Total Increase
             (Decrease)    10,418,831      2,614,888    (37,987,183)       3,419,045
NET ASSETS
Beginning of period....    70,477,932     67,863,044    366,764,262      363,345,217
                         ------------   ------------   ------------    -------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 80,896,763   $ 70,477,932   $328,777,079    $ 366,764,262
                         ============   ============   ============    =============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    264,678   $    282,523   $    231,304    $     276,421
                         ============   ============   ============    =============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     1,388,725        785,692      3,666,875        8,034,398
 Class B...............       374,473        247,479        923,279        2,674,412
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       223,606        244,200        930,125        1,052,514
 Class B...............        28,936         31,333        164,481          177,297
Shares redeemed:
 Class A...............    (1,284,887)    (1,313,470)    (7,080,458)      (8,883,041)
 Class B...............      (328,406)      (402,819)    (1,833,157)      (1,863,692)
                         ------------   ------------   ------------    -------------
Net Increase (Decrease)       402,447       (407,585)    (3,228,855)       1,191,888
                         ============   ============   ============    =============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                    PRINCIPAL
                                   GROWTH               INTERNATIONAL EMERGING
                                 FUND, INC.               MARKETS FUND, INC.
----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR           YEAR
                            ENDED          ENDED         ENDED          ENDED
                         OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2004           2003           2004           2003
                        -------------  -------------  ------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ (1,290,789)  $ (1,568,714)  $    66,216    $   (12,228)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (14,806,416)    (2,284,675)    7,812,057      2,499,742
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    26,195,529     44,204,950    (1,899,031)     8,886,025
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    10,098,324     40,351,561     5,979,242     11,373,539
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    29,105,912     32,639,355    10,918,453      5,140,060
 Class B...............     6,806,109      7,772,555     2,153,355        867,475
Shares redeemed:
 Class A...............   (48,461,430)   (47,606,271)   (5,145,045)    (5,148,772)
 Class B...............   (14,667,494)   (14,601,648)   (4,572,784)      (892,548)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (27,216,903)   (21,796,009)    3,353,979        (33,785)
                         ------------   ------------   -----------    -----------
Redemption fees - Class
 A.....................            --          8,850            --          8,757
                         ------------   ------------   -----------    -----------
         Total Increase
             (Decrease)   (17,118,579)    18,564,402     9,333,221     11,348,511
NET ASSETS
Beginning of period....   310,282,076    291,717,674    34,618,573     23,270,062
                         ------------   ------------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $293,163,497   $310,282,076   $43,951,794    $34,618,573
                         ============   ============   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --   $         --   $        --    $        --
                         ============   ============   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     1,107,215      1,456,180       991,275        677,583
 Class B...............       269,675        359,162       199,680        113,913
Shares redeemed:
 Class A...............    (1,844,136)    (2,133,503)     (465,025)      (691,258)
 Class B...............      (584,448)      (680,888)     (448,750)      (123,067)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)    (1,051,694)      (999,049)      277,180        (22,829)
                         ============   ============   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                               INTERNATIONAL                 INTERNATIONAL
                                 FUND, INC.               SMALLCAP FUND, INC.
-----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR           YEAR
                            ENDED          ENDED         ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                            2004           2003           2004           2003
                        -------------  -------------  ------------  ---------------
-----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,780,909   $  1,574,354   $   (83,255)   $   (148,569)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    39,346,323     (9,400,710)   13,288,873      (2,832,621)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (4,435,186)    52,737,956    (1,146,597)     16,404,351
                         ------------   ------------   -----------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    36,692,046     44,911,600    12,059,021      13,423,161
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,655,792)       (64,843)           --         (19,057)
                         ------------   ------------   -----------    ------------
    Total Dividends and
          Distributions    (1,655,792)       (64,843)           --         (19,057)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    23,090,830     26,417,570    10,845,939       8,564,118
 Class B...............     4,787,746      4,426,535     3,476,565       1,749,352
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     1,632,465         63,916            --          17,605
Shares redeemed:
 Class A...............   (42,764,282)   (64,183,379)   (8,168,545)    (10,326,549)
 Class B...............   (10,751,736)    (9,662,970)   (2,977,179)     (1,941,831)
                         ------------   ------------   -----------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (24,004,977)   (42,938,328)    3,176,780      (1,937,305)
                         ------------   ------------   -----------    ------------
Redemption fees - Class
 A.....................            --         41,470            --          14,686
                         ------------   ------------   -----------    ------------
         Total Increase
             (Decrease)    11,031,277      1,949,899    15,235,801      11,481,485
NET ASSETS
Beginning of period....   228,502,563    226,552,664    45,838,789      34,357,304
                         ------------   ------------   -----------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $239,533,840   $228,502,563   $61,074,590    $ 45,838,789
                         ============   ============   ===========    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  1,665,403   $  1,658,650   $   (66,566)   $   (108,330)
                         ============   ============   ===========    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     3,413,302      4,996,858       793,793         952,739
 Class B...............       721,549        856,080       268,295         196,756
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       252,313         12,732            --           2,098
Shares redeemed:
 Class A...............    (6,324,517)   (11,938,750)     (597,976)     (1,145,682)
 Class B...............    (1,625,001)    (1,894,920)     (229,169)       (222,570)
                         ------------   ------------   -----------    ------------
Net Increase (Decrease)    (3,562,354)    (7,968,000)      234,943        (216,659)
                         ============   ============   ===========    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                               LARGECAP STOCK                 LIMITED TERM
                              INDEX FUND, INC.              BOND FUND, INC.
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    439,533   $    358,227   $  3,279,946    $  3,039,997
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........       190,581        189,148       (119,536)        397,486
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     3,723,461      7,570,247     (1,145,154)       (595,106)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     4,353,575      8,117,622      2,015,256       2,842,377
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............      (334,872)      (255,049)    (4,470,569)     (3,682,022)
 Class B...............       (41,985)       (24,147)      (661,350)       (590,061)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions      (376,857)      (279,196)    (5,131,919)     (4,272,083)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    20,567,942     14,093,984     84,816,328      61,128,599
 Class B...............     5,504,594      4,054,312      4,798,593       8,437,473
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       332,314        243,056      4,124,292       3,358,719
 Class B...............        41,269         23,508        626,279         561,209
Shares redeemed:
 Class A...............   (12,656,578)   (12,503,465)   (60,362,131)    (41,413,201)
 Class B...............    (3,010,770)    (1,584,001)    (5,268,818)     (4,403,641)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    10,778,771      4,327,394     28,734,543      27,669,158
                         ------------   ------------   ------------    ------------
Redemption fees - Class
 A.....................            --             --             --           1,231
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    14,755,489     12,165,820     25,617,880      26,240,683
NET ASSETS
Beginning of period....    51,387,485     39,221,665    114,347,008      88,106,325
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 66,142,974   $ 51,387,485   $139,964,888    $114,347,008
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    354,642   $    291,966   $ (1,540,809)   $ (1,141,630)
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     2,489,095      2,031,041      8,826,572       6,193,684
 Class B...............       667,600        575,460        489,915         843,804
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............        41,384         37,278        429,284         340,884
 Class B...............         5,127          3,600         64,149          56,149
Shares redeemed:
 Class A...............    (1,540,025)    (1,800,547)    (6,277,932)     (4,200,931)
 Class B...............      (366,055)      (229,489)      (538,237)       (440,246)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)     1,297,126        617,343      2,993,751       2,793,344
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                                   MIDCAP                    PARTNERS BLUE
                                 FUND, INC.                 CHIP FUND, INC.
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  3,784,001   $    853,615   $    224,270    $   (213,696)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    49,046,329     24,260,132     11,529,547     (15,814,070)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    17,165,463     73,829,988        708,714      39,327,362
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    69,995,793     98,943,735     12,462,531      23,299,596
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,873,467)    (1,022,374)            --              --
From net realized gain
 on investments:
 Class A...............   (18,918,527)            --             --              --
 Class B...............    (3,509,826)            --             --              --
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions   (24,301,820)    (1,022,374)            --              --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    67,359,951     48,796,196     18,153,575      15,831,060
 Class B...............    15,364,930     12,892,737      5,057,010       4,752,689
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............    20,513,434      1,003,190             --              --
 Class B...............     3,468,845             --             --              --
Shares redeemed:
 Class A...............   (64,127,304)   (55,820,235)   (23,047,215)    (21,193,952)
 Class B...............   (23,145,674)   (21,920,600)   (10,086,567)     (7,715,065)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    19,434,182    (15,048,712)    (9,923,197)     (8,325,268)
                         ------------   ------------   ------------    ------------
Redemption fees - Class
 A.....................            --          4,532             --           4,539
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    65,128,155     82,877,181      2,539,334      14,978,867
NET ASSETS
Beginning of period....   466,825,336    383,948,155    147,163,551     132,184,684
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $531,953,491   $466,825,336   $149,702,885    $147,163,551
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  2,058,004   $    154,204   $    215,732    $         --
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     1,642,290      1,447,240      1,055,448       1,115,604
 Class B...............       393,308        401,921        306,000         344,136
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       524,602         32,082             --              --
 Class B...............        93,299             --             --              --
Shares redeemed:
 Class A...............    (1,565,497)    (1,671,653)    (1,335,091)     (1,505,480)
 Class B...............      (594,335)      (693,193)      (610,979)       (565,071)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)       493,667       (483,603)      (584,622)       (610,811)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                PRINCIPAL                    PRINCIPAL
                             PARTNERS EQUITY             PARTNERS LARGECAP
                            GROWTH FUND, INC.            BLEND FUND, INC.
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2004          2003          2004            2003
                        ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (520,363)  $  (476,341)  $    (64,094)   $   (49,283)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      978,099       906,171      4,198,505       (264,532)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    1,337,304     6,558,801         46,715      5,582,408
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    1,795,040     6,988,631      4,181,126      5,268,593
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............   10,170,326     9,342,497     18,613,108     15,306,533
 Class B...............    3,094,708     3,338,402      5,662,852      8,064,555
Shares redeemed:
 Class A...............   (9,552,550)   (9,026,478)   (11,559,665)    (4,677,448)
 Class B...............   (3,251,534)   (3,125,420)    (3,106,606)    (1,438,749)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      460,950       529,001      9,609,689     17,254,891
                         -----------   -----------   ------------    -----------
Redemption fees - Class
 A.....................           --         2,306             --             --
                         -----------   -----------   ------------    -----------
         Total Increase
             (Decrease)    2,255,990     7,519,938     13,790,815     22,523,484
NET ASSETS
Beginning of period....   57,910,213    50,390,275     47,856,685     25,333,201
                         -----------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $60,166,203   $57,910,213   $ 61,647,500    $47,856,685
                         ===========   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --   $         --    $        --
                         ===========   ===========   ============    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............    1,412,232     1,487,270      1,921,625      1,835,325
 Class B...............      443,531       543,423        598,765        988,291
Shares redeemed:
 Class A...............   (1,333,057)   (1,453,500)    (1,180,990)      (563,060)
 Class B...............     (469,293)     (518,258)      (324,052)      (178,432)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)       53,413        58,935      1,015,348      2,082,124
                         ===========   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                   PRINCIPAL
                             PARTNERS LARGECAP            PARTNERS MIDCAP
                             VALUE FUND, INC.            GROWTH FUND, INC.
---------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2004           2003          2004           2003
                        -------------  ------------  ------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    338,775   $   222,723   $  (556,847)   $  (401,656)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     1,882,348      (405,669)    2,923,337      2,857,706
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     3,542,087     8,233,852    (2,050,663)     5,293,473
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     5,763,210     8,050,906       315,827      7,749,523
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............      (235,301)      (83,042)           --             --
                         ------------   -----------   -----------    -----------
    Total Dividends and
          Distributions      (235,301)      (83,042)           --             --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    17,869,651    12,197,395     8,880,482      7,891,542
 Class B...............     6,152,628     5,230,108     3,032,286      3,310,997
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............       200,183        68,328            --             --
Shares redeemed:
 Class A...............   (12,840,726)   (5,507,993)   (8,690,656)    (4,149,097)
 Class B...............    (3,759,732)   (1,577,506)   (2,243,479)      (973,526)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     7,622,004    10,410,332       978,633      6,079,916
                         ------------   -----------   -----------    -----------
         Total Increase
             (Decrease)    13,149,913    18,378,196     1,294,460     13,829,439
NET ASSETS
Beginning of period....    47,494,492    29,116,296    30,734,289     16,904,850
                         ------------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 60,644,405   $47,494,492   $32,028,749    $30,734,289
                         ============   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    261,019   $   165,933   $        --    $        --
                         ============   ===========   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     1,522,561     1,264,511     1,714,566      1,877,374
 Class B...............       531,166       546,600       600,005        794,624
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............        17,637         7,492            --             --
Shares redeemed:
 Class A...............    (1,091,725)     (576,138)   (1,689,518)    (1,028,151)
 Class B...............      (322,368)     (168,247)     (450,085)      (254,458)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)       657,271     1,074,218       174,968      1,389,389
                         ============   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                PRINCIPAL                    PRINCIPAL
                            PARTNERS SMALLCAP               REAL ESTATE
                            GROWTH FUND, INC.          SECURITIES FUND, INC.
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2004          2003          2004            2003
                        ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (331,099)  $  (159,600)  $  1,012,177    $ 1,330,034
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      858,701       436,622     10,586,325      1,637,948
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     (285,237)    2,936,872      6,462,427     10,563,724
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      242,365     3,213,894     18,060,929     13,531,706
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............           --            --       (944,526)      (959,267)
 Class B...............           --            --       (193,072)      (238,737)
From net realized gain
 on investments:
 Class A...............           --            --       (816,595)            --
 Class B...............           --            --       (267,798)            --
                         -----------   -----------   ------------    -----------
    Total Dividends and
          Distributions           --            --     (2,221,991)    (1,198,004)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    5,461,965     4,374,822     24,158,930     16,970,298
 Class B...............    2,386,255     2,146,428      7,215,153      4,635,331
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............           --            --      1,471,107        699,548
 Class B...............           --            --        365,391        167,784
Shares redeemed:
 Class A...............   (2,710,168)   (1,453,119)   (21,504,048)    (9,988,865)
 Class B...............     (783,669)     (250,166)    (7,445,850)    (1,639,056)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    4,354,383     4,817,965      4,260,683     10,845,040
                         -----------   -----------   ------------    -----------
Redemption fees - Class
 A.....................           --            --            320          4,973
                         -----------   -----------   ------------    -----------
         Total Increase
             (Decrease)    4,596,748     8,031,859     20,099,941     23,183,715
NET ASSETS
Beginning of period....   14,509,900     6,478,041     61,363,843     38,180,128
                         -----------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $19,106,648   $14,509,900   $ 81,463,784    $61,363,843
                         ===========   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --   $     64,950    $   194,132
                         ===========   ===========   ============    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............      990,773       968,585      1,674,101      1,462,514
 Class B...............      444,896       487,389        501,692        403,256
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............           --            --        104,577         62,980
 Class B...............           --            --         26,417         15,243
Shares redeemed:
 Class A...............     (497,525)     (334,805)    (1,527,874)      (904,246)
 Class B...............     (149,112)      (60,456)      (534,738)      (145,666)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)      789,032     1,060,713        244,175        894,081
                         ===========   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 PRINCIPAL                     PRINCIPAL
                                  SMALLCAP                     TAX-EXEMPT
                                 FUND, INC.                 BOND FUND, INC.
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (966,147)  $   (791,063)  $  6,830,785    $  7,208,120
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    19,381,225        870,377      2,705,514         458,841
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (8,345,060)    23,010,883       (182,669)        587,146
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    10,070,018     23,090,197      9,353,630       8,254,107
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............            --             --     (6,135,989)     (6,588,804)
 Class B...............            --             --       (351,203)       (401,196)
From net realized gain
 on investments:
 Class A...............            --             --       (452,779)       (706,938)
 Class B...............            --             --        (32,304)        (53,429)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions            --             --     (6,972,275)     (7,750,367)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    14,739,279     11,795,433     11,019,703      20,987,302
 Class B...............     5,228,035      5,079,888        892,740       2,316,581
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............            --             --      4,813,510       5,359,665
 Class B...............            --             --        280,350         318,557
Shares redeemed:
 Class A...............   (13,597,490)   (12,423,923)   (29,485,901)    (31,545,809)
 Class B...............    (5,298,877)    (3,792,526)    (3,862,107)     (3,265,865)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     1,070,947        658,872    (16,341,705)     (5,829,569)
                         ------------   ------------   ------------    ------------
Redemption fees - Class
 A.....................            --             --             --          10,084
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    11,140,965     23,749,069    (13,960,350)     (5,315,745)
NET ASSETS
Beginning of period....    95,707,125     71,958,056    191,632,665     196,948,410
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $106,848,090   $ 95,707,125   $177,672,315    $191,632,665
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --   $         --   $    510,810    $    417,241
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold:
 Class A...............     1,663,168      1,714,982        888,295       1,698,369
 Class B...............       620,532        771,014         71,670         186,585
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............            --             --        389,153         435,536
 Class B...............            --             --         22,566          25,811
Shares redeemed:
 Class A...............    (1,539,055)    (1,858,919)    (2,385,604)     (2,547,538)
 Class B...............      (632,723)      (589,493)      (310,527)       (263,637)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)       111,922         37,584     (1,324,447)       (464,874)
                         ============   ============   ============    ============



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., and Principal Tax-Exempt Bond Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge (with the exception of Principal Cash Management Fund, Inc. which are sold at net asset value) based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

Effective March 1, 2004, Principal Utilities Fund, Inc. and Principal Real Estate Fund, Inc. changed their names to Principal Equity Income Fund, Inc. and Principal Real Estate Securities Fund, Inc., respectively.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION . The Funds (with the exception of Principal Cash Management Fund, Inc.) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by each fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the fund's net asset value are ordinarily not reflected in the fund's net asset value. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the fund's net asset value are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by each fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Principal Cash Management Fund, Inc. values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

CURRENCY TRANSLATION. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

INCOME AND INVESTMENT TRANSACTIONS. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Principal Cash Management Fund, Inc.) of each class.

EXPENSES. Expenses directly attributed to a fund are charged to that fund. Other fund expenses not directly attributed to a fund are apportioned among the funds managed by Principal Management Corporation.

The Funds allocate all expenses daily (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Principal Cash Management Fund, Inc.) of each class. Class-specific expenses charged to each class during the year ended October 31, 2004 are included separately in the statements of operations.

DISTRIBUTIONS TO SHAREHOLDERS. With respect to Principal Cash Management Fund, Inc., all net investment income and any net realized gains and losses from investment transactions are declared as dividends daily to settled shares of record as of that day. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, net operating losses, amortization of premiums and discounts, expiring capital loss carryforwards, foreign currency transactions, sales of Passive Foreign Investment Companies, certain defaulted securities, losses deferred due to wash sales, commission recapture, futures contracts, swap agreements, certain preferred securities and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

FOREIGN TAXES . Certain of the funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of Indian securities held by the Funds are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. The Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2004, Principal International Emerging Markets Fund, Inc. had no deferred tax liability and approximate capital loss carryforwards of $854,000 that expire in 2009 - 2011 and Principal International Fund, Inc. had no deferred tax liability and no capital loss carryforwards, relating to Indian securities.

REDEMPTION FEES . The Funds, except Principal Cash Management Fund, Inc., will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the fund and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds. These amounts are reflected in the statements of changes in net assets.

3. OPERATING POLICIES

FEES PAID INDIRECTLY. The Funds may direct certain portfolio transactions to brokerage firms that, in turn, pay a portion of the Fund's operating expenses through a commission recapture program. Certain of the Funds have also entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each fund's expenses. These amounts are reflected in the statements of operations.

FUTURES CONTRACTS . The Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.

INDEMNIFICATION. Under the Funds' by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Funds enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the fund that have not yet occurred.

JOINT TRADING ACCOUNT . Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)

LINE OF CREDIT. The Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2004, Principal International Emerging Markets Fund, Inc. had outstanding borrowing of $217,000 at an annual rate of 2.38%. No other Funds had outstanding borrowing under the line of credit.

REPURCHASE AGREEMENTS . The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. The value of the collateral is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event the seller of a repurchase agreement defaults, the fund could experience delays in the realization of the collateral.

RESTRICTED SECURITIES. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in each applicable fund's shedule of investments.

SECURITIES LENDING. Certain of the Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2004, the Funds had securities on loan as follows:

                                                   VALUE OF         VALUE OF
                                               SECURITIES LOANED   COLLATERAL
                                               -----------------   ----------
 Principal Balanced Fund, Inc.                    $   749,058      $   778,576
 Principal Bond Fund, Inc.                            495,079          505,890
 Principal Capital Value Fund, Inc.                 6,689,869        6,895,000
 Principal Government Securities Fund, Inc.        11,055,312       11,271,000
 Principal Growth Fund, Inc.                        1,714,836        1,754,000
 Principal International Emerging Markets             231,260          250,000
    Fund, Inc.
 Principal International Fund, Inc.                20,280,167       21,397,848
 Principal International SmallCap Fund, Inc.        4,809,120        5,088,215
 Principal LargeCap Stock Index Fund, Inc.          1,101,727        1,130,000
 Principal Limited Term Bond Fund, Inc.               236,494          241,600
 Principal MidCap Fund, Inc.                       10,401,221       10,614,000
 Principal Partners Blue Chip Fund, Inc.            1,653,078        1,727,000
 Principal Partners Equity Growth Fund, Inc.          899,538          931,000
 Principal SmallCap Fund, Inc.                      9,800,950       10,207,000

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)

SWAP AGREEMENTS. Certain of the Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. Swaps are marked-to-market daily; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Periodic payments received or made at the end of each measurement period are recorded as realized gain or loss on the statements of operations. Upon termination of the swap agreement, the fund recognizes a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statement of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the funds' schedules of investments.

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES

MANAGEMENT SERVICES . The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation are as follows:

                                    NET ASSETS OF FUNDS (IN MILLIONS)
                             ---------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $100      $100      $100      $100       $400
                              -----      ----      ----      ----       ----
Principal Balanced Fund,       .60%      .55%      .50%      .45%       .40%
Inc.
Principal Bond Fund, Inc.      .50       .45       .40       .35        .30
Principal Cash Management      .50       .45       .40       .35        .30
Fund, Inc.
Principal Equity Income        .60       .55       .50       .45        .40
Fund, Inc.
Principal Government           .50       .45       .40       .35        .30
Securities Income Fund,
Inc.
Principal International       1.25      1.20      1.15      1.10       1.05
Emerging Markets Fund, Inc.
Principal International       1.20      1.15      1.10      1.05       1.00
SmallCap Fund, Inc.
Principal Limited Term Bond    .50       .45       .40       .35        .30
Fund, Inc.
Principal MidCap Fund, Inc.    .65       .60       .55       .50        .45
Principal Real Estate          .90       .85       .80       .75        .70
Securities Fund, Inc.
Principal SmallCap Fund,       .85       .80       .75       .70        .65
Inc.
Principal Tax-Exempt Bond      .50       .45       .40       .35        .30
Fund, Inc.

                                      NET ASSETS OF FUNDS (IN MILLIONS)
                                 ----------------------------------------
                                  FIRST    NEXT     NEXT     NEXT       OVER
                                  $250     $250     $250     $250      $1,000
                                  -----    ----     ----     ----      ------
Principal Capital Value Fund,     .60%     .55%     .50%     .45%       .40%
Inc.
Principal Growth Fund, Inc.       .60      .55      .50      .45        .40
Principal International Fund,     .85      .80      .75      .70        .65
Inc.
Principal Partners Blue Chip      .60      .55      .50      .45        .40
Fund, Inc.
Principal Partners Equity         .75      .70      .65      .60        .55
Growth Fund, Inc.
Principal Partners LargeCap       .75      .70      .65      .60        .55
Blend Fund, Inc.
Principal Partners LargeCap       .75      .70      .65      .60        .55
Value Fund, Inc.
Principal Partners SmallCap       .90      .85      .80      .75        .70
Growth Fund, Inc.

                                              OVERALL FEE
                                             -------------
Principal LargeCap Stock Index Fund, Inc.        .35%
Principal Partners MidCap Growth Fund, Inc.      .90

The Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Manager has voluntarily agreed to limit the fund's expenses for certain of the Funds. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The limits may be changed at any time. The operating expense limits are as follows:

                                     PERIOD FROM                 PERIOD FROM
                                   NOVEMBER 1, 2003             MARCH 1, 2004
                              THROUGH FEBRUARY 29, 2004    THROUGH OCTOBER 31, 2004
                              --------------------------  -------------------------
                                CLASS A       CLASS B       CLASS A        CLASS B
                              ------------  ------------  ------------  --------------
 Principal Capital               1.03%          N/A          1.03%           N/A
 Value Fund, Inc.
 Principal Equity                 N/A           N/A          1.35           2.10%
 Income Fund, Inc.
 Principal                       2.75          3.50%          N/A            N/A
 International Emerging
 Markets Fund, Inc.
 Principal                       1.63           N/A          1.63            N/A
 International Fund,
 Inc.
 Principal                        N/A           N/A          2.00           2.75
 International SmallCap
 Fund, Inc.
 Principal LargeCap               .90          1.25           .90           1.25
 Stock Index Fund, Inc.
 Principal Partners              1.75          2.50          1.65           2.40
 Equity Growth Fund,
 Inc.
 Principal Partners              1.75          2.50          1.45           2.20
 LargeCap Blend Fund,
 Inc.
 Principal Partners              1.75          2.50          1.45           2.20
 LargeCap Value Fund,
 Inc.
 Principal Partners              1.95          2.70          1.75           2.50
 MidCap Growth Fund,
 Inc.
 Principal Partners              1.95          2.70          1.95           2.70
 SmallCap Growth Fund,
 Inc.

The Manager has voluntarily agreed to limit expenses paid by Principal Cash Management Fund, Inc. to the extent necessary to assure the net asset value of the fund's shares does not fall to less than one dollar. The limit may be changed at any time.

DISTRIBUTION FEES . The Funds bear distribution fees with respect to each class computed at an annual rate of up to .25% for Class A shares and 1.00% for Class B shares of the average daily net assets attributable to each class of each fund with the exception of the following funds:

                                             CLASS A     CLASS B
                                             -------     -------
 Principal Cash Management Fund, Inc.         N/A         1.00%
 Principal LargeCap Stock Index Fund, Inc.    .15%         .50
 Principal Limited Term Bond Fund, Inc.       .15          .50

Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers, if applicable. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective fund which generated the excess.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% (0.25% and 1.25% for Principal LargeCap Stock Index Fund, Inc. and Principal Limited Term Bond Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares (with the exception of Principal Cash Management Fund, Inc.) based on declining rates which begin at 1.50% for Principal LargeCap Stock Index Fund, Inc. and Principal Limited Term Bond Fund, Inc., 4.75% for Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., and Principal Tax Exempt Bond Fund, Inc., and 5.75% for all other Funds. The aggregate amounts of these charges retained by Princor Financial Services Corporation for the year ended October 31, 2004, were as follows:

                                                        CLASS A      CLASS B
                                                      -----------  -----------
 Principal Balanced Fund, Inc.                        $  235,996    $ 44,640
 Principal Bond Fund, Inc.                               434,413      75,991
 Principal Capital Value Fund, Inc.                      502,121      58,655
 Principal Cash Management Fund, Inc.                      2,432      33,290
 Principal Equity Income Fund, Inc.                      246,153      24,794
 Principal Government Securities Income Fund, Inc.       606,362     226,721
 Principal Growth Fund, Inc.                             601,490      91,333
 Principal International Emerging Markets Fund, Inc.     135,124      10,092
 Principal International Fund, Inc.                      399,892      44,916
 Principal International SmallCap Fund, Inc.             213,573      18,475
 Principal LargeCap Stock Index Fund, Inc.               105,291      12,200
 Principal Limited Term Bond Fund, Inc.                  177,720      28,581
 Principal MidCap Fund, Inc.                           1,176,014     105,232
 Principal Partners Blue Chip Fund, Inc.                 317,538      58,991
 Principal Partners Equity Growth Fund, Inc.             253,247      31,184
 Principal Partners LargeCap Blend Fund, Inc.            398,627      26,135
 Principal Partners LargeCap Value Fund, Inc.            405,400      36,435
 Principal Partners MidCap Growth Fund, Inc.             192,791      18,623
 Principal Partners SmallCap Growth Fund, Inc.           145,545       9,888
 Principal Real Estate Securities Fund, Inc.             385,812      27,210
 Principal SmallCap Fund, Inc.                           327,189      48,101
 Principal Tax-Exempt Bond Fund, Inc.                    155,623      21,065

AFFILIATED OWNERSHIP . At October 31, 2004, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows:

                                                        CLASS A      CLASS B
                                                      -----------  -----------
 Principal Bond Fund, Inc.                               330,782          --
 Principal Capital Value Fund, Inc.                    2,344,461          --
 Principal Cash Management Fund, Inc.                 13,423,413          --
 Principal Government Securities Income Fund, Inc.       105,451          --
 Principal International Emerging Markets Fund, Inc.     981,190          --
 Principal International Fund, Inc.                    4,357,810          --
 Principal Limited Term Bond Fund, Inc.                  683,099          --
 Principal Partners SmallCap Growth Fund, Inc.           399,265     100,000

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended October 31, 2004, information, on a federal tax basis, regarding affiliated securities held by the funds was as follows:

                                                OCTOBER 31, 2003           PURCHASES               SALES         OCTOBER 31,2004
                                                -----------------  -------------------------  --------------    ----------------
                                                SHARES     COST    SHARES             COST    SHARES  PROCEEDS  SHARES      COST
                                                -------  --------  ------            -------  ------  --------  -------  ----------
 PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
   Principal Financial Group                     1,584   $44,522    363              $12,491    63     $2,275    1,884    $54,798
    (parent company of Principal Financial
 Services, Inc.)

                                             DIVIDENDS      REALIZED GAIN/LOSS
                                             ---------      ------------------
 PRINCIPAL LARGECAP STOCK INDEX FUND,
 INC.
   Principal Financial Group                   $713                $60
    (parent company of Principal
 Financial Services, Inc.)

AFFILIATED BROKERAGE COMMISSIONS . With respect to Principal Equity Income Fund, Inc., $9,945 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group. Brokerage commissions were paid to affiliates of sub-advisors by Principal Partners LargeCap Value Fund, Inc. in the amount $45,310.

5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2004, the cost of investment securities purchased
and  proceeds  from  investment   securities  sold  (not  including   short-term
investments and U.S. government securities) by the Funds were as follows:

                                          PURCHASES       SALES
                                         ------------  ------------
 Principal Balanced Fund, Inc.           $139,802,598  $141,976,306
 Principal Bond Fund, Inc.                302,425,665   322,104,570
 Principal Capital Value Fund, Inc.       644,884,909   689,483,437
 Principal Equity Income Fund, Inc.        99,203,195    96,376,990
 Principal Government Securities Income   245,999,715    79,243,839
 Fund, Inc.
 Principal Growth Fund, Inc.              160,931,518   186,281,049
 Principal International Emerging          61,392,238    57,985,062
 Markets Fund, Inc.
 Principal International Fund, Inc.       383,998,045   408,216,401
 Principal International SmallCap Fund,    74,379,101    72,045,098
 Inc.
 Principal LargeCap Stock Index Fund,      30,062,475    19,178,772
 Inc.
 Principal Limited Term Bond Fund, Inc.    72,522,646    49,765,829
 Principal MidCap Fund, Inc.              195,185,117   203,886,264
 Principal Partners Blue Chip Fund,       101,468,764   111,192,734
 Inc.
 Principal Partners Equity Growth Fund,    97,552,941    95,592,074
 Inc.
 Principal Partners LargeCap Blend         64,861,710    54,821,674
 Fund, Inc.
 Principal Partners LargeCap Value         23,691,787    14,827,918
 Fund, Inc.
 Principal Partners MidCap Growth Fund,    57,203,349    55,597,658
 Inc.
 Principal Partners SmallCap Growth        14,073,181     9,880,601
 Fund, Inc.
 Principal Real Estate Securities Fund,    55,652,866    51,942,898
 Inc.
 Principal SmallCap Fund, Inc.            192,941,197   190,137,542
 Principal Tax-Exempt Bond Fund, Inc.     127,678,130   145,181,583

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

For the year ended October 31, 2004, the cost of U.S. government securities purchased and proceeds from U.S government securities sold (not including short-term investments) by the Funds were as follows:

                                           PURCHASES      SALES
                                          -----------  ------------
 Principal Balanced Fund, Inc.            $ 6,610,913  $  4,779,584
 Principal Bond Fund, Inc.                 36,621,053    32,481,669
 Principal Government Securities Income            --   180,077,683
 Fund, Inc.
 Principal Limited Term Bond Fund, Inc.     2,709,900        51,152


The Funds may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Each fund has set aside investment securities and other assets in excess of the commitment to serve as collateral. As of October 31, 2004, the Funds had TBA purchase commitments as follows:

                           FACE AMOUNT           COST             MARKET VALUE
                           -----------  -----------------------  --------------
 Principal Balanced Fund,  $ 3,425,000        $ 3,422,225         $ 3,450,781
 Inc.
 Principal Bond Fund,       18,250,000         18,268,863          18,396,781
 Inc.
 Principal Government       32,000,000         32,396,406          32,595,626
 Securities Fund, Inc.

6. FEDERAL TAX INFORMATION

DISTRIBUTIONS   TO   SHAREHOLDERS   .  The  federal   income  tax  character  of
distributions paid for years ended October 31, 2004 and 2003 were as follows:

                                ORDINARY INCOME       LONG-TERM CAPITAL GAIN
                                -------------         --------------
                               2004         2003          2004         2003
                               ----         ----          ----         ----
 Principal Balanced Fund,   $ 1,424,158  $ 1,254,618  $        --    $     --
 Inc.
 Principal Bond Fund, Inc.    8,549,624    9,620,675           --          --
 Principal Capital Value      3,573,078    4,129,482           --          --
 Fund, Inc.
 Principal Cash Management    1,884,725    2,168,212           --          --
 Fund, Inc.
 Principal Equity Income      2,609,339    2,643,879           --          --
 Fund, Inc.
 Principal Government        14,147,381   16,559,532           --          --
 Securities Income Fund,
 Inc.
 Principal Growth Fund,              --           --           --          --
 Inc.
 Principal International             --           --           --          --
 Emerging Markets Fund,
 Inc.
 Principal International      1,655,792       64,843           --          --
 Fund, Inc.
 Principal International             --       19,057           --          --
 SmallCap Fund, Inc.
 Principal LargeCap Stock       376,857      279,196           --          --
 Index Fund, Inc.
 Principal Limited Term       5,131,919    4,272,083           --          --
 Bond Fund, Inc.
 Principal MidCap Fund,       4,848,215    1,022,374   19,453,605          --
 Inc.
 Principal Partners Blue             --           --           --          --
 Chip Fund, Inc.
 Principal Partners Equity           --           --           --          --
 Growth Fund, Inc.
 Principal Partners                  --           --           --          --
 LargeCap Blend Fund, Inc.
 Principal Partners             235,301       83,042           --          --
 LargeCap Value Fund, Inc.
 Principal Partners MidCap           --           --           --          --
 Growth Fund, Inc.
 Principal Partners                  --           --           --          --
 SmallCap Growth Fund,
 Inc.
 Principal Real Estate        1,137,598    1,198,004    1,084,393          --
 Securities Fund, Inc.
 Principal SmallCap Fund,            --           --           --          --
 Inc.
 Principal Tax-Exempt Bond    6,511,831    6,990,000      460,444     760,367
 Fund, Inc.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)

DISTRIBUTABLE   EARNINGS.   .  As  of  October  31,  2004,   the  components  of
distributable earnings on a federal tax basis were as follows:

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal Balanced Fund, Inc.         $  223,236            $        --
 Principal Bond Fund, Inc.                870,444                     --
 Principal Capital Value Fund,
 Inc.                                   2,561,515                     --
 Principal Cash Management Fund,
 Inc.                                          --                     --
 Principal Equity Income Fund,
 Inc.                                     264,678                     --
 Principal Government Securities
 Income Fund, Inc.                        231,304                     --
 Principal Growth Fund, Inc.                   --                     --
 Principal International Emerging
 Markets Fund, Inc.                            --              2,657,796
 Principal International Fund,
 Inc.                                   1,688,520                     --
 Principal International SmallCap
 Fund, Inc.                                 2,431                     --
 Principal LargeCap Stock Index
 Fund, Inc.                               354,642                     --
 Principal Limited Term Bond Fund,
 Inc.                                      41,626                     --
 Principal MidCap Fund, Inc.            6,654,594             44,417,448
 Principal Partners Blue Chip
 Fund, Inc.                               215,732                     --
 Principal Partners Equity Growth
 Fund, Inc.                                    --                     --
 Principal Partners LargeCap Blend
 Fund, Inc.                               423,573              1,580,599
 Principal Partners LargeCap Value
 Fund, Inc.                               261,019                857,031
 Principal Partners MidCap Growth
 Fund, Inc.                                    --                     --
 Principal Partners SmallCap
 Growth Fund, Inc.                             --                     --
 Principal Real Estate Securities
 Fund, Inc.                             1,843,042              8,872,570
 Principal SmallCap Fund, Inc.                 --                     --
 Principal Tax-Exempt Bond Fund,
 Inc.                                     138,202              2,955,538

CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2004, the Funds had approximate net capital loss carryforwards as follows:

                         NET CAPITAL LOSS CARRYFORWARDS  EXPIRING IN   ANNUAL LIMITATIONS*
                         ------------------------------  -----------   -------------------
 Principal Balanced                                                         $     --
 Fund, Inc.                       $ 11,458,000            2010
 Principal Bond Fund,                                                        902,000
 Inc.                               10,820,000            2008-2010
 Principal Capital                                                                --
 Value Fund, Inc.                    3,598,000            2010
 Principal Equity                                                                 --
 Income Fund, Inc.                  23,837,000            2009-2011
 Principal Government                                                             --
 Securities Income
 Fund, Inc.                          7,995,000            2005-2012
 Principal Growth Fund,                                                      450,000
 Inc.                              169,367,000            2009-2012
 Principal                                                                   370,000
 International Fund,
 Inc.                               74,691,000            2008-2012
 Principal                                                                        --
 International SmallCap
 Fund, Inc.                          3,440,000            2010-2011
 Principal LargeCap
 Stock Index Fund, Inc.              2,505,000            2009-2010               --
 Principal Limited Term
 Bond Fund, Inc.                     2,989,000            2005-2012               --
 Principal Partners                                                               --
 Blue Chip Fund, Inc.               25,542,000            2010-2011
 Principal Partners
 Equity Growth Fund,
 Inc.                               26,498,000            2008-2012          215,000
 Principal Partners
 MidCap Growth Fund,
 Inc.                               11,952,000            2009-2010          299,000
 Principal Partners
 SmallCap Growth Fund,
 Inc.                                4,945,000            2009-2010          306,000
 Principal SmallCap
 Fund, Inc.                         16,844,000            2010                    --

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain fund's losses have been subjected to an annual limitation.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BALANCED FUND, INC.

                                OCTOBER 31, 2004

                                                                Shares
                                                                Held                 Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (63.67%)
ADVERTISING SALES (0.04%)
 Lamar Advertising /1/                                         1,070            $     44,319
ADVERTISING SERVICES (0.06%)
 WPP Group                                                     1,233                  61,971
AEROSPACE & DEFENSE (0.26%)
 Boeing                                                        1,050                  52,395
 Northrop Grumman                                              4,010                 207,517
                                                                                     259,912
AEROSPACE & DEFENSE EQUIPMENT (0.80%)
 General Dynamics                                              2,810                 286,957
 Moog /1/                                                        407                  15,275
 Orbital Sciences /1/ /2/                                      1,020                  10,557
 United Defense Industries /1/                                   333                  13,367
 United Technologies                                           5,200                 482,664
                                                                                     808,820
AIRLINES (0.08%)
 ExpressJet Holdings /1/                                       5,647                  62,795
 Skywest                                                       1,115                  19,044
                                                                                      81,839
APPAREL MANUFACTURERS (0.40%)
 Coach /1/                                                     6,300                 293,769
 Polo Ralph Lauren                                             2,540                  93,802
 Quiksilver /1/                                                  603                  16,432
                                                                                     404,003
APPLICATIONS SOFTWARE (1.57%)
 Citrix Systems /1/                                            4,250                 102,553
 Microsoft                                                    51,250               1,434,487
 Serena Software /1/                                           1,456                  25,829
 SS&C Technologies                                               873                  20,638
                                                                                   1,583,507
ATHLETIC FOOTWEAR (0.46%)
 Nike                                                          5,360                 435,822
 Reebok International                                            835                  30,895
                                                                                     466,717
AUDIO & VIDEO PRODUCTS (0.13%)
 Matsushita Electric Industrial                                4,650                  67,471
 Pioneer                                                       1,400                  25,900
 Polycom /1/                                                   1,821                  37,604
                                                                                     130,975
AUTO-CARS & LIGHT TRUCKS (0.31%)
 Ford Motor                                                    5,120                  66,713
 Nissan Motor /2/                                              5,146                 115,528
 Toyota Motor                                                  1,646                 127,713
                                                                                     309,954
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.36%)
 Oshkosh Truck                                                   794                  46,767
 Paccar                                                        3,370                 233,575
 Volvo                                                         2,096                  79,438
                                                                                     359,780
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.10%)
 American Axle & Manufacturing Holdings                          450                  12,915
 Dana                                                          1,046                  15,596
 Magna International                                             620                  45,229

                                                               Shares
                                                                 Held               Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
 Tenneco Automotive /1/                                          2,374          $     30,245
                                                                                     103,985
BEVERAGES-NON-ALCOHOLIC (1.05%)
 Coca-Cola                                                      11,027               448,358
 Cott /1/                                                        2,035                53,439
 Pepsico                                                        11,320               561,246
                                                                                   1,063,043
BEVERAGES-WINE & SPIRITS (0.08%)
 Diageo                                                          1,424                76,583
BREWERY (0.02%)
 SABMiller                                                       1,626                23,252
BROADCASTING SERVICES & PROGRAMMING (0.04%)
 Fox Entertainment Group /1/                                     1,200                35,592
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.20%)
 CRH                                                             2,959                70,743
 Masco                                                           2,150                73,659
 Simpson Manufacturing                                             210                13,499
 USG /1/ /2/                                                     2,056                46,034
                                                                                     203,935
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.04%)
 Eagle Materials                                                   557                38,494
BUILDING PRODUCTS-LIGHT FIXTURES (0.02%)
 Genlyte Group /1/                                                 281                20,670
BUILDING PRODUCTS-WOOD (0.02%)
 Universal Forest Products                                         664                24,352
BUILDING-HEAVY CONSTRUCTION (0.02%)
 Washington Group International /1/                                687                23,956
BUILDING-MAINTENANCE & SERVICE (0.02%)
 Rollins                                                           808                21,291
BUILDING-RESIDENTIAL & COMMERCIAL (0.36%)
 Brookfield Homes                                                  987                25,563
 Daiwa House Industry                                              152                15,516
 Hovnanian Enterprises /1/                                         878                32,960
 KB Home                                                         1,447               119,016
 M/I Schottenstein Homes                                           579                24,897
 MDC Holdings                                                    1,130                86,728
 Pulte                                                           1,080                59,270
                                                                                     363,950
CABLE TV (0.33%)
 Comcast /1/                                                    10,630               313,585
 Mediacom Communications /1/                                     2,400                15,720
                                                                                     329,305
CASINO SERVICES (0.14%)
 International Game Technology                                   3,280               108,371
 Scientific Games /1/                                            1,630                34,524
                                                                                     142,895
CELLULAR TELECOMMUNICATIONS (0.38%)
 Boston Communications Group /1/                                 1,010                 9,191
 mmO2 /1/                                                        3,747                72,092
 Nextel Partners /1/                                             2,720                45,805

                                                               Shares
                                                                 Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (CONTINUED)
 Vodafone Group                                                  6,962          $    179,550
 Western Wireless /1/                                            2,640                76,930
                                                                                     383,568
CHEMICALS-DIVERSIFIED (0.10%)
 BASF                                                              638                40,086
 FMC /1/                                                         1,339                58,715
                                                                                      98,801
CHEMICALS-SPECIALTY (0.15%)
 Albemarle                                                         537                19,251
 Lubrizol                                                        1,130                39,245
 MacDermid                                                         392                12,372
 Sigma-Aldrich                                                   1,420                79,009
                                                                                     149,877
CIRCUIT BOARDS (0.04%)
 Benchmark Electronics /1/                                       1,324                44,976
COAL (0.16%)
 Peabody Energy                                                  2,510               160,088
COATINGS & PAINT (0.10%)
 Sherwin-Williams                                                2,290                97,829
COMMERCIAL BANKS (1.45%)
 Banco Santander Central Hispano /2/                             9,918               110,883
 Bank of Ireland                                                 1,240                68,076
 Bank of Nova Scotia                                             3,340               108,583
 BB&T                                                              760                31,244
 City Holding                                                      400                13,860
 City National                                                   2,972               204,771
 Columbia Banking Systems                                          559                13,696
 Cullen/Frost Bankers                                              233                11,417
 CVB Financial                                                     403                 9,994
 First Bancorp.                                                    454                24,757
 First Midwest Bancorp                                             407                14,208
 Fremont General                                                 1,500                32,250
 Hibernia                                                        2,532                73,428
 Hudson United Bancorp                                           1,220                48,556
 Kookmin Bank                                                      857                28,821
 Marshall & Ilsley                                               4,040               169,559
 MB Financial                                                      235                10,044
 National Bank of Greece                                         6,934                39,524
 Oriental Financial Group                                          336                 9,519
 Pacific Capital Bancorp.                                          958                30,493
 R&G Financial                                                   1,837                69,108
 Toronto-Dominion Bank                                           1,974                79,315
 UCBH Holdings                                                     900                38,781
 UnionBanCal                                                     3,610               219,307
                                                                                   1,460,194
COMMERCIAL SERVICES (0.13%)
 Alliance Data Systems /1/                                       2,380               100,626
 Magellan Health Services /1/                                      724                27,078
                                                                                     127,704
COMMUNICATIONS SOFTWARE (0.03%)
 Avid Technology /1/                                               610                32,318

                                                               Shares
                                                                 Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER AIDED DESIGN (0.21%)
 ANSYS /1/                                                         404          $     11,151
 Autodesk                                                        3,875               204,406
                                                                                     215,557
COMPUTER SERVICES (0.25%)
 Cognizant Technology Solutions /1/                              3,466               117,844
 Computer Sciences /1/                                           1,870                92,883
 Perot Systems /1/                                               1,187                19,028
 SRA International /1/                                             387                20,805
                                                                                     250,560
COMPUTERS (0.73%)
 Apple Computer /1/                                              5,040               264,751
 Hewlett-Packard                                                 3,290                61,392
 International Business Machines                                 4,580               411,055
                                                                                     737,198
COMPUTERS-INTEGRATED SYSTEMS (0.64%)
 Brocade Communications Systems /1/                              8,350                56,697
 Dell /1/                                                       16,335               572,705
 RadiSys /1/                                                     1,193                15,843
                                                                                     645,245
COMPUTERS-MEMORY DEVICES (0.30%)
 EMC /1/                                                        18,080               232,689
 Storage Technology /1/                                            561                15,158
 TDK                                                               790                54,779
                                                                                     302,626
COMPUTERS-PERIPHERAL EQUIPMENT (0.23%)
 Electronics for Imaging /1/                                     1,144                20,638
 Lexmark International /1/                                       2,530               210,268
                                                                                     230,906
CONSULTING SERVICES (0.08%)
 Accenture /1/                                                   3,500                84,735
CONSUMER PRODUCTS-MISCELLANEOUS (0.04%)
 Central Garden & Pet /1/                                          348                12,431
 Scotts /1/                                                        470                30,183
                                                                                      42,614
CONTAINERS-METAL & GLASS (0.22%)
 Ball                                                            5,300               211,205
 Silgan Holdings                                                   313                14,853
                                                                                     226,058
COSMETICS & TOILETRIES (1.83%)
 Alberto-Culver                                                  1,260                56,524
 Avon Products                                                   9,660               382,053
 Chattem /1/                                                       482                16,128
 Estee Lauder                                                    4,800               206,160
 Gillette                                                        5,680               235,606
 Kimberly-Clark                                                    930                55,493
 Procter & Gamble                                               17,430               892,067
                                                                                   1,844,031
DATA PROCESSING & MANAGEMENT (0.25%)
 First Data                                                        470                19,402
 Global Payments                                                 2,146               117,515
 SEI Investments                                                 3,100               111,569
                                                                                     248,486

                                                               Shares
                                                                 Held                 Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DECISION SUPPORT SOFTWARE (0.02%)
 Wind River Systems /1/                                          1,519          $     20,339
DENTAL SUPPLIES & EQUIPMENT (0.04%)
 Sybron Dental Specialties /1/                                   1,350                43,970
DIAGNOSTIC EQUIPMENT (0.03%)
 Gen-Probe /1/                                                     995                34,865
DIALYSIS CENTERS (0.02%)
 DaVita /1/                                                        819                24,259
DIRECT MARKETING (0.20%)
 Catalina Marketing                                                843                21,589
 Harte-Hanks                                                     6,870               176,834
                                                                                     198,423
DISPOSABLE MEDICAL PRODUCTS (0.15%)
 C.R. Bard                                                       2,680               152,224
DISTRIBUTION-WHOLESALE (0.21%)
 Aviall /1/                                                        758                16,411
 Fastenal                                                        1,330                73,456
 Hughes Supply                                                   1,678                47,672
 Owens & Minor                                                   1,021                26,740
 United Stationers /1/                                             720                32,040
 Watsco                                                            725                20,633
                                                                                     216,952
DIVERSIFIED MANUFACTURING OPERATIONS (2.49%)
 3M                                                              4,210               326,570
 Carlisle                                                          974                56,619
 Danaher                                                         2,870               158,223
 Eaton                                                           1,890               120,865
 General Electric                                               38,754             1,322,286
 Illinois Tool Works                                             1,290               119,041
 ITT Industries                                                    928                75,298
 Siemens                                                         1,305                97,536
 Tyco International                                              7,540               234,871
                                                                                   2,511,309
DIVERSIFIED MINERALS (0.23%)
 Anglo American                                                  2,590                57,602
 BHP Billiton                                                    4,750                98,182
 Cia Vale do Rio Doce                                            3,510                74,272
                                                                                     230,056
DIVERSIFIED OPERATIONS (0.16%)
 Brascan                                                         2,731                97,442
 Tomkins /2/                                                     3,537                65,399
                                                                                     162,841
E-COMMERCE-SERVICES (0.22%)
 eBay /1/                                                        2,285               223,039
E-MARKETING-INFORMATION (0.03%)
 Digital River /1/                                                 226                 7,526
 Digitas /1/                                                     3,096                27,864
                                                                                      35,390
E-SERVICES-CONSULTING (0.03%)
 Websense /1/                                                      843                34,201

                                                               Shares
                                                                 Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (0.24%)
 Emerson Electric                                                1,430          $     91,592
 Hitachi                                                         1,120                70,168
 Littelfuse /1/                                                    787                25,672
 Sharp                                                           4,079                56,290
                                                                                     243,722
ELECTRIC-INTEGRATED (1.64%)
 Constellation Energy Group                                      3,315               134,655
 E.ON                                                              878                71,601
 Edison International                                            6,650               202,825
 Enel                                                            1,820                82,246
 Exelon                                                          2,098                83,123
 Great Plains Energy                                               330                 9,402
 MDU Resources Group                                             9,269               237,750
 OGE Energy                                                        868                22,021
 PPL                                                             3,360               174,720
 RWE                                                               731                38,560
 Scottish Power                                                  3,020                97,788
 TXU                                                             8,130               497,718
                                                                                   1,652,409
ELECTRIC-TRANSMISSION (0.11%)
 National Grid Group                                             2,611               115,145
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.13%)
 DSP Group /1/                                                   1,422                28,198
 Koninklijke Philips Electronics                                 2,376                56,597
 Methode Electronics                                             1,263                16,962
 Omron                                                           1,531                34,674
                                                                                     136,431
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.07%)
 Altera /1/                                                      4,150                94,329
 Cree /1/                                                        1,055                36,408
 Fairchild Semiconductor International /1/                       2,240                32,189
 Intel                                                          30,873               687,233
 International Rectifier /1/                                     1,350                53,663
 Microsemi /1/                                                   2,349                36,503
 PMC - Sierra /1/                                                1,011                10,373
 Silicon Laboratories /1/                                          418                12,527
 Texas Instruments                                               4,744               115,991
                                                                                   1,079,216
ELECTRONIC CONNECTORS (0.21%)
 Amphenol /1/                                                    6,158               211,404
ELECTRONIC FORMS (0.29%)
 Adobe Systems                                                   5,160               289,115
ELECTRONIC MEASUREMENT INSTRUMENTS (0.07%)
 Tektronix                                                       2,270                68,849
ELECTRONIC PARTS DISTRIBUTION (0.03%)
 Avnet /1/                                                       1,818                30,833
ELECTRONICS-MILITARY (0.05%)
 Engineered Support Systems                                      1,036                49,769
ENGINES-INTERNAL COMBUSTION (0.33%)
 Briggs & Stratton                                               2,286               164,158

                                                                Shares
                                                                Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENGINES-INTERNAL COMBUSTION (CONTINUED)
 Cummins Engine                                                  2,450          $    171,696
                                                                                     335,854
ENTERPRISE SOFTWARE & SERVICE (0.32%)
 Hyperion Solutions /1/                                          1,183                47,474
 MicroStrategy /1/                                                 705                42,286
 Oracle /1/                                                     14,450               182,937
 SAP                                                             1,175                50,113
                                                                                     322,810
FIDUCIARY BANKS (0.08%)
 Mellon Financial                                                2,710                78,319
FILTRATION & SEPARATION PRODUCTS (0.03%)
 CLARCOR                                                           662                32,637
FINANCE-AUTO LOANS (0.05%)
 Westcorp                                                          391                15,609
 WFS Financial /1/                                                 835                36,790
                                                                                      52,399
FINANCE-CONSUMER LOANS (0.06%)
 Aiful                                                             749                18,656
 Collegiate Funding Services /1/                                   902                11,140
 Portfolio Recovery Associates /1/                                 788                26,571
                                                                                      56,367
FINANCE-CREDIT CARD (1.11%)
 American Express                                                2,230               118,346
 Capital One Financial                                           7,720               569,427
 MBNA                                                           16,743               429,123
                                                                                   1,116,896
FINANCE-INVESTMENT BANKER & BROKER (2.52%)
 Citigroup                                                      20,465               908,032
 Goldman Sachs Group                                             5,370               528,301
 Legg Mason                                                      3,080               196,227
 Lehman Brothers Holdings                                        3,856               316,770
 Merrill Lynch                                                   2,925               157,774
 Morgan Stanley                                                  7,200               367,848
 Nomura Holdings                                                 5,175                62,980
 Raymond James Financial                                           247                 6,447
                                                                                   2,544,379
FINANCE-MORTGAGE LOAN/BANKER (0.27%)
 American Home Mortgage Investment                               1,192                32,935
 Doral Financial                                                 1,510                63,390
 Federal Home Loan Mortgage                                      1,080                71,928
 Federal National Mortgage Association                           1,430               100,314
                                                                                     268,567
FINANCIAL GUARANTEE INSURANCE (0.20%)
 MGIC Investment                                                 2,930               188,428
 Triad Guaranty /1/                                                180                 9,812
                                                                                     198,240
FOOD-CONFECTIONERY (0.06%)
 Hershey Foods                                                   1,200                60,828
FOOD-FLOUR & GRAIN (0.30%)
 Archer Daniels Midland                                         15,800               306,046

                                                                Shares
                                                                Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (0.27%)
 Kellogg                                                         2,210          $     95,030
 Nestle                                                          2,053               121,743
 Unilever                                                          976                56,891
                                                                                     273,664
FOOD-RETAIL (0.10%)
 Tesco                                                           6,162                98,900
FOOTWEAR & RELATED APPAREL (0.02%)
 Wolverine World Wide                                              557                16,955
GARDEN PRODUCTS (0.06%)
 Toro                                                              961                65,588
GAS-DISTRIBUTION (0.38%)
 AGL Resources                                                   1,072                33,446
 Energen                                                         5,547               298,318
 ONEOK                                                           1,157                31,031
 UGI                                                               551                21,285
                                                                                     384,080
HEALTH CARE COST CONTAINMENT (0.15%)
 Caremark Rx /1/                                                 4,310               129,171
 First Health Group /1/                                          1,684                26,809
                                                                                     155,980
HOTELS & MOTELS (0.12%)
 Choice Hotels International                                       274                13,672
 InterContinental Hotels Group                                   4,987                61,739
 Starwood Hotels & Resorts Worldwide                             1,060                50,594
                                                                                     126,005
HUMAN RESOURCES (0.23%)
 Korn/Ferry International /1/                                    1,382                24,047
 Labor Ready /1/                                                 2,603                37,353
 Robert Half International                                       6,463               171,463
                                                                                     232,863
IMPORT & EXPORT (0.13%)
 Mitsubishi                                                      6,230               136,437
INDEX FUND (0.07%)
 Regional Bank HOLDRs Trust                                        505                68,594
INSTRUMENTS-CONTROLS (0.07%)
 Parker Hannifin                                                 1,040                73,455
INSTRUMENTS-SCIENTIFIC (0.14%)
 Applied Biosystems Group                                        1,830                34,916
 Dionex /1/                                                        261                14,616
 Millipore /1/                                                   1,950                89,681
                                                                                     139,213
INTERNET APPLICATION SOFTWARE (0.02%)
 eResearch Technology /1/                                        1,487                17,383
INTERNET BROKERS (0.17%)
 Ameritrade Holding /1/                                          8,260               107,545
 E*trade Group /1/                                               5,240                67,596
                                                                                     175,141
INTERNET CONNECTIVE SERVICES (0.02%)
 Hanaro Telecom /1/                                              5,937                17,217

                                                                Shares
                                                                Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET FINANCIAL SERVICES (0.06%)
 IndyMac Bancorp                                                  1,951         $     62,939
INTERNET SECURITY (0.42%)
 RSA Security /1/                                                 1,194               24,429
 Symantec /1/                                                     7,100              404,274
                                                                                     428,703
INTERNET TELEPHONY (0.03%)
 j2 Global Communications /1/                                     1,011               30,482
INTIMATE APPAREL (0.01%)
 Warnaco Group /1/                                                  622               12,689
LEISURE & RECREATION PRODUCTS (0.13%)
 Brunswick                                                        2,890              135,599
LIFE & HEALTH INSURANCE (0.50%)
 AmerUs Group                                                     2,280               95,258
 Jefferson-Pilot                                                  2,040               98,512
 Lincoln National                                                   870               38,106
 Nationwide Financial Services                                    1,680               58,128
 Protective Life                                                    770               30,261
 Stancorp Financial Group                                           420               31,660
 Universal American Financial /1/                                   940               11,430
 UnumProvident                                                   10,510              143,567
                                                                                     506,922
MACHINERY TOOLS & RELATED PRODUCTS (0.06%)
 Lincoln Electric Holdings                                        1,790               59,750
MACHINERY-CONSTRUCTION & MINING (0.23%)
 Caterpillar                                                      2,270              182,826
 Joy Global                                                         503               16,996
 Terex /1/                                                          924               35,112
                                                                                     234,934
MACHINERY-FARM (0.26%)
 Deere                                                            4,320              258,250
MACHINERY-GENERAL INDUSTRY (0.29%)
 Gardner Denver /1/                                                 598               17,928
 Ingersoll-Rand                                                   4,080              279,235
                                                                                     297,163
MACHINERY-PUMPS (0.11%)
 Graco                                                            3,115              107,156
MEDICAL INFORMATION SYSTEM (0.01%)
 Dendrite International /1/                                         883               12,936
MEDICAL INSTRUMENTS (0.23%)
 dj Orthopedics /1/                                                 585                9,974
 Kensey Nash /1/                                                  1,068               30,545
 Medtronic                                                        1,069               54,636
 St. Jude Medical /1/                                             1,726              132,160
 Techne /1/                                                         195                7,024
                                                                                     234,339
MEDICAL LASER SYSTEMS (0.03%)
 Candela /1/                                                      2,848               28,978
MEDICAL PRODUCTS (1.52%)
 Becton Dickinson                                                 2,410              126,525

                                                                Shares
                                                                Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
 Cooper                                                              261        $     18,361
 INAMED /1/                                                          377              20,038
 Johnson & Johnson                                                17,550           1,024,569
 Varian Medical Systems /1/                                        3,790             152,168
 Zimmer Holdings /1/                                               2,510             194,751
                                                                                   1,536,412
MEDICAL-BIOMEDICAL/GENE (0.78%)
 Affymetrix /1/                                                    2,349              71,645
 Amgen /1/                                                         7,890             448,152
 Celera Genomics Group /1/                                         1,131              14,499
 Charles River Laboratories International /1/                      1,370              64,102
 deCODE genetics /1/                                               1,562              10,934
 Genentech /1/                                                     3,430             156,168
 Lexicon Genetics /1/                                              2,136              13,905
 Maxim Pharmaceuticals /1/                                         3,149               7,873
                                                                                     787,278
MEDICAL-DRUGS (2.41%)
 Abbott Laboratories                                               5,440             231,907
 AstraZeneca                                                       1,045              43,054
 Cephalon /1/                                                      1,650              78,656
 Eisai                                                             2,362              67,553
 Eli Lilly                                                         1,400              76,874
 Endo Pharmaceuticals Holdings /1/                                 1,102              24,024
 First Horizon Pharmaceutical /1/                                    842              20,696
 Forest Laboratories /1/                                           5,684             253,506
 GlaxoSmithKline                                                   1,556              65,974
 Hi-Tech Pharmacal /1/                                               500               8,105
 Ligand Pharmaceuticals /1/                                          928               8,273
 Merck                                                             1,720              53,853
 Novartis                                                          2,159             103,654
 Novo Nordisk                                                        705              35,215
 Pfizer                                                           39,702           1,149,373
 Roche Holding                                                       450              46,170
 Salix Pharmaceuticals /1/                                           548               8,784
 Sanofi-Synthelabo                                                 1,351              49,312
 Teva Pharmaceutical Industries                                    1,880              48,880
 Wyeth                                                             1,570              62,251
                                                                                   2,436,114
MEDICAL-GENERIC DRUGS (0.11%)
 Barr Laboratories /1/                                             1,400              52,710
 Eon Labs /1/                                                      2,530              62,263
                                                                                     114,973
MEDICAL-HMO (1.05%)
 Aetna                                                             2,070             196,650
 Anthem /1/                                                        1,710             137,484
 Sierra Health Services /1/                                        1,034              49,343
 UnitedHealth Group                                                7,101             514,112
 WellChoice /1/                                                      648              27,061
 Wellpoint Health Networks /1/                                     1,370             133,794
                                                                                   1,058,444
MEDICAL-HOSPITALS (0.07%)
 LifePoint Hospitals /1/                                           1,700              55,114
 VCA Antech /1/                                                      668              14,977
                                                                                      70,091
                                                                Shares
                                                                Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.02%)
 Apria Healthcare Group /1/                                          673        $     18,413
METAL PROCESSORS & FABRICATION (0.05%)
 Commercial Metals                                                   634              22,919
 Quanex                                                              610              30,927
                                                                                      53,846
METAL-ALUMINUM (0.10%)
 Century Aluminum /1/                                              4,483             103,737
METAL-COPPER (0.06%)
 Phelps Dodge                                                        660              57,776
METAL-DIVERSIFIED (0.04%)
 Inco /1/                                                          1,025              36,285
METAL-IRON (0.05%)
 Cleveland-Cliffs /1/                                                564              41,115
 Gibraltar Industries                                                263               9,208
                                                                                      50,323
MISCELLANEOUS INVESTING (0.57%)
 Archstone-Smith Trust                                             1,060              35,563
 CRT Properties                                                      705              15,623
 Entertainment Properties Trust                                      868              34,633
 Equity Residential Properties Trust                               2,040              68,034
 Federal Realty Investment Trust                                     551              26,145
 Gramercy Capital /1/                                                980              15,974
 Healthcare Realty Trust /2/                                         618              24,936
 Kimco Realty                                                      1,480              80,734
 New Century Financial                                               425              23,439
 Newcastle Investment                                              1,499              45,884
 Prologis Trust                                                    1,260              49,115
 PS Business Parks                                                   317              13,923
 SL Green Realty                                                     586              32,125
 Thornburg Mortgage                                                  969              27,684
 Ventas                                                            2,895              77,875
                                                                                     571,687
MONEY CENTER BANKS (2.38%)
 ABN AMRO Holding                                                  4,990             120,059
 Bank of America                                                  19,344             866,418
 Barclays                                                          3,628             143,161
 BNP Paribas                                                       5,500             187,825
 Credit Suisse Group /1/                                           3,710             127,142
 HBOS                                                                810              32,481
 HSBC Holdings                                                       427              34,600
 JP Morgan Chase                                                  18,349             708,271
 Mitsubishi Tokyo Financial Group                                  7,655              64,991
 UBS                                                               1,621             117,506
                                                                                   2,402,454
MOTION PICTURES & SERVICES (0.03%)
 Macrovision /1/                                                   1,176              31,799
 Metro-Goldwyn-Mayer /1/                                             253               2,991
                                                                                      34,790
MOTORCYCLE & MOTOR SCOOTER (0.20%)
 Harley-Davidson                                                   3,500             201,495

                                                                Shares
                                                                Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LEVEL DIRECT SELLING (0.03%)
 Nu Skin Enterprises                                               1,492        $     28,855
MULTI-LINE INSURANCE (1.60%)
 American International Group                                     11,675             708,789
 AXA                                                               3,146              68,111
 Cigna                                                               860              54,576
 Hartford Financial Services Group                                 3,635             212,575
 ING Groep                                                         2,883              76,774
 MetLife                                                           5,830             223,580
 Prudential Financial                                              4,440             206,327
 Zurich Financial Services                                         4,900              69,335
                                                                                   1,620,067
MULTIMEDIA (1.34%)
 Gannett                                                             180              14,931
 Journal Communications                                              512               8,254
 McGraw-Hill                                                       2,420             208,725
 Media General                                                       298              17,373
 News /2/                                                          5,122             165,236
 Time Warner /1/                                                  30,610             509,350
 Viacom                                                            2,080              75,899
 Vivendi Universal /1/                                             2,759              75,679
 Walt Disney                                                      11,180             281,960
                                                                                   1,357,407
NETWORKING PRODUCTS (0.90%)
 Cisco Systems /1/                                                41,150             790,492
 Juniper Networks /1/                                              1,820              48,430
 Lucent Technologies /1/                                          19,000              67,450
                                                                                     906,372
OFFICE AUTOMATION & EQUIPMENT (0.10%)
 Canon                                                             1,667              82,516
 Imagistics International /1/                                        630              21,685
                                                                                     104,201
OFFICE FURNISHINGS-ORIGINAL (0.04%)
 HNI                                                                 889              35,916
OFFICE SUPPLIES & FORMS (0.03%)
 John H. Harland                                                     848              27,331
OIL COMPANY-EXPLORATION & PRODUCTION (1.12%)
 Apache                                                            7,540             382,278
 Burlington Resources                                              5,680             235,720
 Canadian Natural Resources                                        2,440             102,382
 Devon Energy                                                      1,780             131,667
 Houston Exploration /1/                                             513              30,062
 KCS Energy /1/                                                    1,151              15,665
 Meridian Resource /1/                                             2,830              22,782
 Noble Energy                                                        899              52,142
 PetroKazakhstan                                                   1,228              45,313
 Plains Exploration & Production /1/                               1,346              33,650
 Pogo Producing                                                      670              30,719
 Talisman Energy                                                   1,890              50,784
                                                                                   1,133,164
OIL COMPANY-INTEGRATED (3.21%)
 Amerada Hess                                                        550              44,390
 BP Amoco                                                            593              34,542
 ChevronTexaco                                                    10,942             580,583

                                                                Shares
                                                                Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 ConocoPhillips                                                    4,100        $    345,671
 ENI                                                               1,155             132,167
 Exxon Mobil                                                      27,108           1,334,256
 Marathon Oil                                                      2,020              76,982
 Occidental Petroleum                                              6,176             344,806
 Petro-Canada                                                        592              32,258
 Petroleo Brasileiro                                               1,170              41,547
 Repsol YPF                                                        5,290             114,634
 TotalFinaElf                                                      1,555             162,155
                                                                                   3,243,991
OIL FIELD MACHINERY & EQUIPMENT (0.09%)
 FMC Technologies /1/                                                646              19,528
 Grant Prideco /1/                                                 2,830              58,185
 Universal Compression Holdings /1/                                  431              14,904
                                                                                      92,617
OIL REFINING & MARKETING (0.27%)
 Statoil                                                           6,200              90,396
 Tesoro Petroleum /1/                                              2,305              69,795
 Valero Energy                                                     2,600             111,722
                                                                                     271,913
OIL-FIELD SERVICES (0.34%)
 BJ Services                                                       2,380             121,380
 Cal Dive International /1/                                        1,342              47,520
 Schlumberger                                                      2,705             170,253
                                                                                     339,153
OPTICAL SUPPLIES (0.19%)
 Advanced Medical Optics /1/                                         706              27,605
 Bausch & Lomb                                                     2,702             164,714
                                                                                     192,319
PAPER & RELATED PRODUCTS (0.54%)
 Georgia-Pacific                                                   5,700             197,163
 Louisiana-Pacific                                                 6,747             165,369
 Temple-Inland                                                       540              31,925
 UPM-Kymmene Oyj                                                   2,396              47,584
 Weyerhaeuser                                                      1,590              99,598
                                                                                     541,639
PIPELINES (0.41%)
 National Fuel Gas                                                 5,160             144,583
 Questar                                                           5,726             274,848
                                                                                     419,431
POULTRY (0.07%)
 Pilgrims Pride                                                    2,568              69,439
PRINTING-COMMERCIAL (0.05%)
 Banta                                                               670              27,256
 Consolidated Graphics /1/                                           479              20,453
                                                                                      47,709
PROPERTY & CASUALTY INSURANCE (0.45%)
 Arch Capital Group /1/                                              772              29,004
 Chubb                                                             2,780             200,521
 First American                                                      609              18,995
 Infinity Property & Casualty                                      1,207              37,514
 Progressive                                                         750              70,162
 Selective Insurance Group                                           400              15,632

                                                                Shares
                                                                Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
 State Auto Financial                                              1,150        $     32,718
 W.R. Berkley                                                      1,237              52,869
                                                                                     457,415
PUBLICLY TRADED INVESTMENT FUND (0.38%)
 iShares MSCI Japan Index Fund                                    12,431             123,440
 iShares Russell 1000 Value Index Fund                             1,430              88,016
 iShares Russell 2000 Index Fund                                   1,475             171,587
                                                                                     383,043
PUBLISHING-NEWSPAPERS (0.05%)
 Journal Register /1/                                              2,429              45,665
RACETRACKS (0.03%)
 Penn National Gaming /1/                                            721              29,943
RADIO (0.05%)
 Emmis Communications /1/                                          2,064              38,597
 Radio One /1/                                                     1,096              16,100
                                                                                      54,697
RECYCLING (0.03%)
 Metal Management /1/                                              1,825              33,215
REGIONAL BANKS (1.65%)
 Comerica                                                            560              34,446
 Huntington Bancshares                                             7,480             179,146
 KeyCorp                                                           4,000             134,360
 National City                                                     2,180              84,955
 PNC Financial Services Group                                      4,225             220,967
 U.S. Bancorp                                                     11,244             321,691
 Wachovia                                                          7,330             360,709
 Wells Fargo                                                       5,455             325,772
                                                                                   1,662,046
RENTAL-AUTO & EQUIPMENT (0.01%)
 Rent-A-Center /1/                                                   368               8,828
RESPIRATORY PRODUCTS (0.03%)
 Respironics /1/                                                     628              32,085
RETAIL-APPAREL & SHOE (0.56%)
 American Eagle Outfitters                                         2,010              82,169
 Chico's FAS /1/                                                     950              38,028
 Claire's Stores                                                   4,020             104,600
 Foot Locker                                                       1,767              43,115
 Kenneth Cole Productions                                            928              24,592
 Nordstrom                                                         5,730             247,421
 Stein Mart /1/                                                    1,280              21,274
                                                                                     561,199
RETAIL-AUTO PARTS (0.01%)
 CSK Auto /1/                                                        980              14,347
RETAIL-BEDDING (0.20%)
 Bed Bath & Beyond /1/                                             4,935             201,299
RETAIL-BOOKSTORE (0.07%)
 Barnes & Noble /1/                                                1,716              57,091
 Borders Group                                                       523              11,919
                                                                                      69,010

                                                                Shares
                                                                Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-BUILDING PRODUCTS (0.34%)
 Home Depot                                                        8,430        $    346,304
RETAIL-CATALOG SHOPPING (0.02%)
 Coldwater Creek /1/                                               1,041              23,964
RETAIL-CONSUMER ELECTRONICS (0.50%)
 Best Buy                                                          5,460             323,341
 RadioShack                                                        5,932             177,545
                                                                                     500,886
RETAIL-CONVENIENCE STORE (0.01%)
 Pantry /1/                                                          297               6,828
RETAIL-DISCOUNT (0.91%)
 BJ's Wholesale Club /1/                                           2,360              68,511
 Target                                                              990              49,520
 Wal-Mart Stores                                                  14,775             796,668
                                                                                     914,699
RETAIL-DRUG STORE (0.03%)
 Walgreen                                                            840              30,148
RETAIL-HAIR SALONS (0.05%)
 Regis                                                             1,092              46,738
RETAIL-JEWELRY (0.05%)
 Signet Group                                                      1,845              35,627
 Zale /1/                                                            454              12,948
                                                                                      48,575
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.04%)
 Ito-Yokado                                                        1,077              38,540
RETAIL-OFFICE SUPPLIES (0.31%)
 Staples                                                          10,670             317,326
RETAIL-REGIONAL DEPARTMENT STORE (0.16%)
 Neiman Marcus Group /2/                                           2,660             161,808
RETAIL-RESTAURANTS (0.95%)
 CBRL Group                                                        1,277              46,304
 CEC Entertainment /1/                                               421              16,006
 McDonald's                                                       12,800             373,120
 Ruby Tuesday                                                      1,117              27,590
 Starbucks /1/                                                     2,320             122,682
 Yum! Brands                                                       8,710             378,885
                                                                                     964,587
RUBBER-TIRES (0.05%)
 Continental                                                         862              47,022
SAVINGS & LOANS-THRIFTS (0.06%)
 Independence Community Bank                                         555              20,885
 PFF Bancorp                                                         489              19,291
 Sterling Financial /1/                                              419              15,742
                                                                                      55,918
SCHOOLS (0.15%)
 Apollo Group /1/                                                  2,370             156,420
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.48%)
 Analog Devices                                                    2,390              96,221
 Exar /1/                                                            600               9,012
 Linear Technology                                                 3,775             142,997

                                                                Shares
                                                                Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (CONTINUED)
 Maxim Integrated Products                                         2,405        $    105,796
 Micrel /1/                                                        1,340              15,048
 Taiwan Semiconductor Manufacturing /2/                            7,840              59,349
 United Microelectronics /1/                                      14,800              51,800
                                                                                     480,223
SEMICONDUCTOR EQUIPMENT (0.28%)
 Applied Materials /1/                                             7,150             115,115
 Brooks Automation /1/ /2/                                           343               5,104
 Kla-Tencor /1/                                                    2,560             116,557
 MKS Instruments /1/                                                 441               6,977
 Mykrolis /1/                                                        610               6,411
 Varian Semiconductor Equipment  Associates /1/                      955              33,052
                                                                                     283,216
STEEL PRODUCERS (0.12%)
 Arcelor                                                           1,974              36,717
 POSCO                                                               646              24,154
 Schnitzer Steel Industries                                        2,077              58,675
                                                                                     119,546
TELECOMMUNICATION EQUIPMENT (0.56%)
 Comtech Telecommunications /1/                                      291               7,976
 Ditech Communications /1/                                         1,910              43,815
 Plantronics                                                         687              29,885
 Qualcomm                                                          5,250             219,503
 Scientific-Atlanta                                                4,100             112,299
 Tekelec /1/                                                       1,160              25,891
 Telefonaktiebolaget LM Ericsson /1/                               3,830             110,725
 Westell Technologies /1/                                          2,128              11,938
                                                                                     562,032
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.10%)
 C-COR.net /1/                                                     2,357              17,725
 Corning /1/                                                       6,680              76,486
 Sycamore Networks /1/                                             1,439               5,281
                                                                                      99,492
TELECOMMUNICATION SERVICES (0.05%)
 PTEK Holdings /1/                                                 4,900              48,804
TELEPHONE-INTEGRATED (1.54%)
 ALLTEL                                                            1,420              78,001
 AT&T                                                              2,530              43,288
 BellSouth                                                         2,450              65,342
 Nippon Telegraph & Telephone                                      1,630              34,638
 SBC Communications                                               19,350             488,781
 Sprint                                                           10,350             216,832
 Verizon Communications                                           16,085             628,923
                                                                                   1,555,805
THEATERS (0.01%)
 Carmike Cinemas                                                     202               7,232
THERAPEUTICS (0.29%)
 Dyax /1/                                                          1,634               9,379
 Eyetech Pharmaceuticals /1/                                         614              26,058
 Gilead Sciences /1/                                               6,300             218,169
 Medicines /1/                                                     1,045              27,839

                                                                Shares
                                                                Held                 Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (CONTINUED)
 NeoPharm /1/                                                        926        $      6,728
                                                                                     288,173
TOBACCO (0.50%)
 Altria Group                                                      7,491             363,014
 British American Tobacco                                          1,846              55,565
 Imperial Tobacco Group                                            1,810              84,979
                                                                                     503,558
TOOLS-HAND HELD (0.05%)
 Black & Decker                                                      640              51,379
TRANSACTIONAL SOFTWARE (0.02%)
 Transaction Systems Architects /1/                                1,141              18,707
TRANSPORT-AIR FREIGHT (0.16%)
 CNF                                                               3,680             161,110
TRANSPORT-RAIL (0.09%)
 Norfolk Southern                                                  2,770              94,042
TRANSPORT-SERVICES (0.21%)
 FedEx                                                               100               9,112
 Offshore Logistics /1/                                              423              15,295
 United Parcel Service                                             2,410             190,824
                                                                                     215,231
TRANSPORT-TRUCK (0.04%)
 J.B. Hunt Transport Services                                        469              19,163
 Yellow Roadway /1/                                                  539              25,867
                                                                                      45,030
TRAVEL SERVICES (0.03%)
 Sabre Holdings                                                    1,600              34,416
TRUCKING & LEASING (0.01%)
 Ryder System                                                        251              12,575
VITAMINS & NUTRITION PRODUCTS (0.02%)
 USANA Health Sciences /1/ /2/                                       646              19,270
WATER (0.04%)
 Suez                                                              1,696              39,856
WEB PORTALS (0.18%)
 United Online /1/                                                 1,964              18,442
 Yahoo /1/                                                         4,392             158,946
                                                                                     177,388
WIRELESS EQUIPMENT (0.42%)
 Motorola                                                         24,430             421,662
                                                TOTAL COMMON STOCKS               64,313,833

                                                                Principal
                                                                 Amount              Value
 --------------------------------------------------------------------------------------------
BONDS (20.73%)
AEROSPACE & DEFENSE EQUIPMENT (0.04%)
 K&F Industries
  9.25%; 10/15/07                                             $   35,000        $     35,700

                                                               Principal
                                                                 Amount               Value
 --------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AGRICULTURAL OPERATIONS (0.15%)
 Bunge Limited Finance
  4.38%; 12/15/08                                             $   80,000        $     80,857
  5.35%; 04/15/14                                                 45,000              46,077
  5.88%; 05/15/13                                                 25,000              26,501
                                                                                     153,435
AIRLINES (0.15%)
 Southwest Airlines
  5.10%; 05/01/06                                                152,222             155,849
ASSET BACKED SECURITIES (0.57%)
 Chase Funding Mortgage Loan
 Asset Backed Certificates /3/
  2.22%; 09/25/33                                                100,000              99,995
 Countrywide Asset Backed Certificates /3/
  2.43%; 02/25/34                                                196,429             196,420
  3.00%; 01/25/34                                                180,000             180,318
 Master Adjustable Rate Mortgages Trust /3/
  3.03%; 03/25/34                                                 95,000              95,659
                                                                                     572,392
AUTO-CARS & LIGHT TRUCKS (0.22%)
 DaimlerChrysler Holding
  4.05%; 06/04/08                                                 70,000              70,472
  4.75%; 01/15/08                                                 15,000              15,454
  7.25%; 01/18/06                                                 40,000              42,046
 Ford Motor
  7.45%; 07/16/31                                                 30,000              29,216
 General Motors
  8.25%; 07/15/23                                                 40,000              41,668
 Hyundai Motor Manufacturing /4/
  5.30%; 12/19/08                                                 25,000              26,012
                                                                                     224,868
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.06%)
 Lear
  7.96%; 05/15/05                                                 45,000              46,188
 Tenneco Automotive
  11.63%; 10/15/09                                                15,000              15,938
                                                                                      62,126
AUTOMOBILE SEQUENTIAL (0.13%)
 Ford Credit Auto Owner Trust
  4.72%; 12/15/05                                                132,368             132,743
BEVERAGES-WINE & SPIRITS (0.15%)
 Diageo Capital /3/
  2.17%; 04/20/07                                                150,000             150,056
BREWERY (0.14%)
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                                40,000              49,200
 Coors Brewing
  6.38%; 05/15/12                                                 50,000              55,458
 SABMiller /4/
  6.63%; 08/15/33                                                 30,000              33,761
                                                                                     138,419
BROADCASTING SERVICES & PROGRAMMING (0.15%)
 Clear Channel Communications
  5.75%; 01/15/13                                                 65,000              67,317

                                                                Principal
                                                                Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BROADCASTING SERVICES & PROGRAMMING (CONTINUED)
 Grupo Televisa
  8.50%; 03/11/32                                                  $   20,000          $     22,850
 Liberty Media
  3.50%; 09/25/06                                                      60,000                60,059
                                                                                            150,226
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.20%)
 CRH America
  5.30%; 10/15/13                                                      25,000                25,827
  6.40%; 10/15/33                                                      25,000                26,907
  6.95%; 03/15/12                                                      35,000                40,231
 Masco /3/ /4/
  2.11%; 03/09/07                                                     110,000               110,185
                                                                                            203,150
BUILDING PRODUCTS-AIR & HEATING (0.08%)
 York International
  6.63%; 08/15/06                                                      75,000                79,224
BUILDING PRODUCTS-WOOD (0.01%)
 Celulosa Arauco y Constitucion
  5.13%; 07/09/13                                                      15,000                14,840
BUILDING-RESIDENTIAL & COMMERCIAL (0.10%)
 DR Horton
  8.50%; 04/15/12                                                      50,000                56,375
 KB Home
  7.75%; 02/01/10                                                      45,000                49,050
                                                                                            105,425
CABLE TV (0.26%)
 Charter Communications /4/
  8.00%; 04/30/12                                                      35,000                35,394
 Comcast
  5.30%; 01/15/14                                                       5,000                 5,099
  5.85%; 01/15/10                                                       5,000                 5,378
  7.05%; 03/15/33                                                      35,000                39,533
 Comcast Cable Communications
  6.75%; 01/30/11                                                      25,000                28,045
 Cox Communications
  6.75%; 03/15/11                                                      45,000                49,432
 EchoStar DBS /4/
  6.63%; 10/01/14                                                      60,000                61,350
 Rogers Cablesystems
  10.00%; 03/15/05                                                     40,000                41,000
                                                                                            265,231
CASINO HOTELS (0.22%)
 Aztar
  7.88%; 06/15/14                                                      55,000                59,675
 Harrah's Operating
  5.50%; 07/01/10                                                      50,000                52,173
 Mandalay Resort Group
  6.45%; 02/01/06                                                      25,000                25,781
 MGM Mirage
  7.25%; 10/15/06                                                      35,000                37,275
 Park Place Entertainment
  8.50%; 11/15/06                                                      45,000                49,500
                                                                                            224,404

                                                               Principal
                                                                 Amount                     Value
-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (0.49%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                $   65,000            $     77,435
  8.13%; 05/01/12                                                    65,000                  79,299
 Dobson Cellular Systems /1/ /3/ /4/
  0.00%; 11/01/11                                                    55,000                  56,512
 PTC International Finance II
  11.25%; 12/01/09                                                   75,000                  79,500
 Rural Cellular /4/
  8.25%; 03/15/12                                                    20,000                  21,000
 Telus
  7.50%; 06/01/07                                                    40,000                  43,951
  8.00%; 06/01/11                                                    10,000                  11,824
 US Unwired
  5.79%; 06/15/10                                                    60,000                  61,650
 Verizon Wireless Capital
  5.38%; 12/15/06                                                    65,000                  68,129
                                                                                            499,300
CHEMICALS-DIVERSIFIED (0.17%)
 Chevron Phillips Chemical
  7.00%; 03/15/11                                                    50,000                  56,710
 FMC
  6.75%; 05/05/05                                                    55,000                  55,825
 ICI Wilmington I
  5.63%; 12/01/13                                                    30,000                  31,044
 Lyondell Chemical
  9.88%; 05/01/07                                                    27,000                  28,552
                                                                                            172,131
CHEMICALS-SPECIALTY (0.06%)
 Lubrizol
  4.63%; 10/01/09                                                    45,000                  45,441
  6.50%; 10/01/34                                                    20,000                  20,156
                                                                                             65,597
COAL (0.03%)
 Massey Energy
  6.63%; 11/15/10                                                    30,000                  31,275
COATINGS & PAINT (0.03%)
 Valspar
  6.00%; 05/01/07                                                    25,000                  26,573
COMMERCIAL BANKS (0.07%)
 Union Planters Bank
  5.13%; 06/15/07                                                    50,000                  52,743
 United Overseas Bank /4/
  4.50%; 07/02/13                                                    20,000                  19,692
                                                                                             72,435
COMMERCIAL SERVICE-FINANCE (0.05%)
 Dollar Financial Group
  9.75%; 11/15/11                                                    50,000                  53,375
COMMERCIAL SERVICES (0.06%)
 Iron Mountain
  8.25%; 07/01/11                                                    55,000                  57,475
COMPUTER SERVICES (0.09%)
 Unisys
  7.25%; 01/15/05                                                    20,000                  20,200

                                                                Principal
                                                                Amount                       Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
 Unisys (continued)
  7.88%; 04/01/08                                                $   35,000            $     35,919
  8.13%; 06/01/06                                                    35,000                  37,187
                                                                                             93,306
COMPUTERS-INTEGRATED SYSTEMS (0.02%)
 NCR
  7.13%; 06/15/09                                                    15,000                  16,730
COMPUTERS-MEMORY DEVICES (0.05%)
 Seagate Technology HDD Holdings
  8.00%; 05/15/09                                                    45,000                  48,656
CONSUMER PRODUCTS-MISCELLANEOUS (0.07%)
 Fortune Brands /4/
  7.13%; 11/01/04                                                    75,000                  75,000
CONTAINERS-PAPER & PLASTIC (0.04%)
 Norampac
  6.75%; 06/01/13                                                    40,000                  42,200
CREDIT CARD ASSET BACKED SECURITIES (0.81%)
 American Express Credit Account
  Master Trust
  5.53%; 10/15/08                                                   500,000                 519,155
 Capital One Multi-Asset Execution Trust /3/
  2.09%; 12/15/09                                                    95,000                  95,059
 Chase Credit Card Master Trust /3/
  2.07%; 05/15/09                                                   100,000                  99,994
 MBNA Credit Card Master Note Trust
  3.90%; 11/15/07                                                   100,000                 100,911
                                                                                            815,119
DATA PROCESSING & MANAGEMENT (0.02%)
 Certegy
  4.75%; 09/15/08                                                    15,000                  15,447
DISTRIBUTION-WHOLESALE (0.05%)
 Ingram Micro
  9.88%; 08/15/08                                                    50,000                  54,875
DIVERSIFIED FINANCIAL SERVICES (0.15%)
 General Electric Capital
  6.75%; 03/15/32                                                    65,000                  75,804
 John Deere Capital
  3.13%; 12/15/05                                                    40,000                  40,145
 NiSource Finance
  3.20%; 11/01/06                                                    40,000                  39,946
                                                                                            155,895
DIVERSIFIED MANUFACTURING OPERATIONS (0.08%)
 Tyco International Group
  6.00%; 11/15/13                                                    35,000                  38,236
  6.38%; 02/15/06                                                    40,000                  41,759
                                                                                             79,995
DIVERSIFIED MINERALS (0.05%)
 Corp. Nacional del Cobre de Chile /4/
  5.50%; 10/15/13                                                    20,000                  20,936

                                                               Principal
                                                                 Amount                      Value
 ---------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED MINERALS (CONTINUED)
 Vale Overseas
  9.00%; 08/15/13                                                $   25,000            $     28,125
                                                                                             49,061
DIVERSIFIED OPERATIONS (0.03%)
 Hutchison Whampoa International /4/
  6.50%; 02/13/13                                                    25,000                  26,609
E-COMMERCE-PRODUCTS (0.02%)
 FTD
  7.75%; 02/15/14                                                    25,000                  25,063
ELECTRIC-DISTRIBUTION (0.03%)
 Detroit Edison
  5.40%; 08/01/14                                                    25,000                  26,396
ELECTRIC-GENERATION (0.05%)
 Korea East-West Power /4/
  4.88%; 04/21/11                                                    15,000                  15,337
 Tenaska Virginia Partners /4/
  6.12%; 03/30/24                                                    29,822                  31,567
                                                                                             46,904
ELECTRIC-INTEGRATED (1.18%)
 Alabama Power
  5.70%; 02/15/33                                                    10,000                  10,248
 Arizona Public Service
  5.80%; 06/30/14                                                    35,000                  37,235
  6.50%; 03/01/12                                                    20,000                  22,367
 Carolina Power & Light
  6.65%; 04/01/08                                                    40,000                  43,547
 Centerpoint Energy
  5.88%; 06/01/08                                                    25,000                  26,326
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                                    15,000                  13,978
 Consumers Energy
  4.25%; 04/15/08                                                    10,000                  10,183
 Dayton Power & Light /4/
  5.13%; 10/01/13                                                    30,000                  30,592
 Duke Energy /3/
  2.42%; 01/15/05                                                   130,000                 130,027
 Entergy Gulf States
  3.60%; 06/01/08                                                    25,000                  24,798
 Exelon
  6.75%; 05/01/11                                                    30,000                  33,803
 FirstEnergy
  6.45%; 11/15/11                                                    55,000                  60,262
 FPL Group Capital
  3.25%; 04/11/06                                                    25,000                  25,170
 Indianapolis Power & Light
  7.38%; 08/01/07                                                    35,000                  37,877
 Jersey Central Power & Light /4/
  5.63%; 05/01/16                                                    15,000                  15,733
 MSW Energy Holdings II
  7.38%; 09/01/10                                                    50,000                  52,500
 Northeast Utilities
  3.30%; 06/01/08                                                    20,000                  19,576
 NorthWestern /4/
  5.88%; 11/01/14                                                    55,000                  56,719

                                                                Principal
                                                                Amount                      Value
------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Ohio Power
  4.85%; 01/15/14                                                 $   20,000            $     20,103
 Oncor Electric Delivery
  6.38%; 05/01/12                                                     45,000                  49,928
 Pacific Gas & Electric
  3.60%; 03/01/09                                                     25,000                  24,821
  6.05%; 03/01/34                                                     85,000                  87,544
 Pepco Holdings
  3.75%; 02/15/06                                                     80,000                  80,773
  4.00%; 05/15/10                                                     10,000                   9,774
 Power Contract Financing /4/
  5.20%; 02/01/06                                                     16,625                  16,855
 PPL Energy Supply
  5.40%; 08/15/14                                                     35,000                  35,882
 PSEG Power
  6.95%; 06/01/12                                                     50,000                  56,323
 Puget Energy
  3.36%; 06/01/08                                                     25,000                  24,803
 Southern California Edison
  5.00%; 01/15/14                                                     15,000                  15,367
  8.00%; 02/15/07                                                     40,000                  44,231
 Southwestern Electric Power
  4.50%; 07/01/05                                                     50,000                  50,620
 TXU Energy
  6.13%; 03/15/08                                                     20,000                  21,482
                                                                                           1,189,447
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.03%)
 Flextronics International
  6.50%; 05/15/13                                                     25,000                  26,250
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.06%)
 Fairchild Semiconductor International
  10.50%; 02/01/09                                                    60,000                  64,200
ELECTRONICS-MILITARY (0.08%)
 L-3 Communications
  8.00%; 08/01/08                                                     80,000                  82,400
EXPORT/IMPORT BANK (0.03%)
 Export-Import Bank of Korea
  4.50%; 08/12/09                                                     30,000                  30,684
FEDERAL & FEDERALLY SPONSORED CREDIT (0.06%)
 Housing Urban Development
  2.99%; 08/01/05                                                     60,000                  60,294
FILTRATION & SEPARATION PRODUCTS (0.04%)
 Polypore /4/
  8.75%; 05/15/12                                                     35,000                  36,575
FINANCE-AUTO LOANS (0.25%)
 Ford Motor Credit
  6.13%; 01/09/06                                                     35,000                  36,164
  6.50%; 01/25/07                                                     20,000                  21,013
  6.88%; 02/01/06                                                    125,000                 129,959
  7.88%; 06/15/10                                                     25,000                  27,741
 General Motors Acceptance
  5.63%; 05/15/09                                                     15,000                  15,147

                                                                Principal
                                                                Amount                    Value
----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 General Motors Acceptance (continued)
  8.00%; 11/01/31                                                $   20,000            $     20,701
                                                                                            250,725
FINANCE-COMMERCIAL (0.03%)
 CIT Group
  5.13%; 09/30/14                                                    35,000                  35,220
FINANCE-CONSUMER LOANS (0.02%)
 Household Finance
  4.75%; 07/15/13                                                    20,000                  19,970
FINANCE-CREDIT CARD (0.13%)
 Capital One Bank
  5.00%; 06/15/09                                                    30,000                  31,170
  6.88%; 02/01/06                                                   100,000                 104,953
                                                                                            136,123
FINANCE-INVESTMENT BANKER & BROKER (0.98%)
 BCP Caylux Holdings Luxembourg /4/
  9.63%; 06/15/14                                                    40,000                  44,800
 Bear Stearns
  2.43%; 01/30/09 /3/                                               130,000                 130,313
  2.50%; 06/25/34 /3/                                                70,000                  70,208
  3.00%; 03/30/06                                                    40,000                  40,143
  4.00%; 01/31/08                                                    45,000                  45,731
 Citigroup
  5.88%; 02/22/33                                                    20,000                  20,261
  6.63%; 06/15/32                                                    50,000                  55,790
 E*Trade Financial /4/
  8.00%; 06/15/11                                                    50,000                  52,750
 Goldman Sachs Group
  3.88%; 01/15/09                                                    35,000                  35,238
  6.60%; 01/15/12                                                   110,000                 123,583
 Lehman Brothers Holdings
  4.80%; 03/13/14                                                    50,000                  49,807
 Merrill Lynch
  1.95%; 02/06/09 /3/                                               130,000                 130,004
  5.45%; 07/15/14                                                    40,000                  41,774
 Morgan Stanley
  4.75%; 04/01/14                                                    45,000                  44,083
  5.30%; 03/01/13                                                    25,000                  25,958
  6.75%; 04/15/11                                                    70,000                  79,454
                                                                                            989,897
FINANCE-MORTGAGE LOAN/BANKER (1.78%)
 Countrywide Home Loan
  4.25%; 12/19/07                                                    25,000                  25,464
  4.62%; 12/19/33 /3/                                               200,000                 198,200
 Federal Home Loan Mortgage
  3.25%; 02/25/08                                                   225,000                 223,759
  4.50%; 07/15/13                                                   375,000                 379,117
  4.63%; 05/28/13                                                    45,000                  44,956
  4.75%; 10/11/12                                                    80,000                  79,930
  4.75%; 05/06/13                                                    75,000                  74,309
  5.13%; 11/07/13                                                    20,000                  20,158
  6.75%; 03/15/31                                                   256,000                 310,055
 Federal National Mortgage Association
  2.88%; 05/19/08                                                    50,000                  49,151

                                                                Principal
                                                                Amount                     Value
-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association (continued)
  3.70%; 11/01/07                                                $  230,000            $    231,899
  4.32%; 07/26/07                                                    90,000                  91,215
  4.75%; 02/21/13                                                    75,000                  74,917
                                                                                          1,803,130
FOOD-MISCELLANEOUS/DIVERSIFIED (0.29%)
 Chiquita Brands International /4/
  7.50%; 11/01/14                                                    45,000                  46,125
 ConAgra Foods
  7.50%; 09/15/05                                                    75,000                  77,808
 Corn Products International
  8.45%; 08/15/09                                                    40,000                  45,800
 Kraft Foods
  4.63%; 11/01/06                                                    85,000                  87,486
  6.25%; 06/01/12                                                    35,000                  38,522
                                                                                            295,741
FOOD-RETAIL (0.10%)
 Delhaize America
  7.38%; 04/15/06                                                    45,000                  47,527
 Kroger
  6.20%; 06/15/12                                                    25,000                  27,389
  7.50%; 04/01/31                                                    20,000                  23,502
                                                                                             98,418
GAS-DISTRIBUTION (0.09%)
 Colorado Interstate Gas
  10.00%; 06/15/05                                                   50,000                  52,375
 Sempra Energy
  4.75%; 05/15/09                                                    35,000                  35,947
                                                                                             88,322
HOME DECORATION PRODUCTS (0.02%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                    10,000                   9,785
  4.63%; 12/15/09                                                    15,000                  15,377
                                                                                             25,162
HOME EQUITY-OTHER (0.50%)
 Asset Backed Funding Certificates /3/
  2.12%; 02/25/30                                                    45,000                  44,998
 Long Beach Mortgage Loan Trust /3/
  2.46%; 06/25/34                                                    25,000                  24,978
  3.01%; 06/25/34                                                    30,000                  30,036
 New Century Home Equity Loan Trust /3/
  2.65%; 01/25/34                                                   115,000                 115,337
 Option One Mortgage Loan Trust /3/
  2.46%; 05/25/34                                                    70,000                  69,911
  2.98%; 05/25/34                                                    70,000                  69,997
 Specialty Underwriting & Residential Finance /3/
  2.44%; 02/25/35                                                    65,000                  64,997
 Wells Fargo Home Equity Trust /3/
  2.43%; 04/25/34                                                    90,000                  89,997
                                                                                            510,251

                                                                Principal
                                                                Amount                       Value
---------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-SEQUENTIAL (0.09%)
 Ameriquest Mortgage Securities /3/
  2.13%; 04/25/34                                                $   75,000            $     74,996
 Residential Asset Securities
  4.59%; 10/25/26                                                    13,531                  13,541
                                                                                             88,537
HOTELS & MOTELS (0.02%)
 Host Marriott
  7.88%; 08/01/08                                                    18,000                  18,495
INVESTMENT COMPANIES (0.08%)
 Canadian Oil Sands /4/
  4.80%; 08/10/09                                                    80,000                  81,738
LIFE & HEALTH INSURANCE (0.01%)
 Nationwide Financial Services
  5.63%; 02/13/15                                                    10,000                  10,328
MACHINERY-FARM (0.12%)
 Case
  7.25%; 08/01/05                                                    75,000                  77,062
 Case New Holland /4/
  6.00%; 06/01/09                                                    40,000                  40,000
                                                                                            117,062
MEDICAL INFORMATION SYSTEM (0.05%)
 NDCHealth
  10.50%; 12/01/12                                                   50,000                  53,000
MEDICAL PRODUCTS (0.03%)
 Medical Device Manufacturing /4/
  10.00%; 07/15/12                                                   25,000                  26,750
MEDICAL-DRUGS (0.14%)
 Biovail
  7.88%; 04/01/10                                                    45,000                  46,688
 Eli Lilly
  5.50%; 07/15/06                                                    60,000                  62,685
 Schering-Plough
  5.30%; 12/01/13                                                    30,000                  31,114
                                                                                            140,487
MEDICAL-HMO (0.20%)
 Anthem
  4.88%; 08/01/05                                                   200,000                 202,327
MEDICAL-HOSPITALS (0.06%)
 HCA
  6.95%; 05/01/12                                                    50,000                  52,720
  7.13%; 06/01/06                                                    10,000                  10,490
                                                                                             63,210
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.04%)
 Bergen Brunswig
  7.25%; 06/01/05                                                    35,000                  35,700
METAL PROCESSORS & FABRICATION (0.04%)
 Mueller Group
  10.00%; 05/01/12                                                   35,000                  37,800

                                                                Principal
                                                                Amount                        Value
-----------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
METAL-DIVERSIFIED (0.03%)
 Falconbridge
  5.38%; 06/01/15                                                 $   10,000            $     10,077
  7.35%; 06/05/12                                                     15,000                  17,224
                                                                                              27,301
MISCELLANEOUS INVESTING (0.08%)
 iStar Financial
  4.88%; 01/15/09                                                     45,000                  45,938
 United Dominion Realty Trust
  6.50%; 06/15/09                                                     30,000                  32,810
                                                                                              78,748
MISCELLANEOUS MANUFACTURERS (0.06%)
 Samsonite
  8.88%; 06/01/11                                                     55,000                  58,575
MONEY CENTER BANKS (0.21%)
 Bank of America
  4.88%; 09/15/12                                                     60,000                  61,619
  7.40%; 01/15/11                                                     60,000                  70,295
 JP Morgan Chase
  5.13%; 09/15/14                                                     75,000                  76,206
                                                                                             208,120
MORTGAGE BACKED SECURITIES (2.01%)
 Bear Stearns Adjustable Rate Mortgage Trust /3/ /4/
  3.52%; 06/25/34                                                     50,000                  49,365
 Bear Stearns Commercial
  Mortgage Securities
  0.65%; 05/11/39 /3/ /4/                                            448,646                  12,707
  5.47%; 06/11/41                                                    110,000                 116,289
 Credit Suisse First Boston
  Mortgage Securities /3/
  2.53%; 05/25/34                                                     50,000                  49,712
 CS First Boston Mortgage Securities /3/
  0.57%; 05/15/36 /4/                                                827,328                  18,427
  0.68%; 07/15/36 /4/                                                737,859                  24,197
  2.53%; 06/25/34 /4/                                                 30,000                  29,913
  7.68%; 09/15/41                                                     25,000                  28,970
 DLJ Commercial Mortgage
  6.59%; 02/18/31                                                    700,000                 764,236
 DLJ Mortgage Acceptance /4/
  6.99%; 10/15/30                                                    100,000                 106,976
 First Union National Bank
 Commercial Mortgage
  8.09%; 05/17/32                                                     40,000                  47,266
 Greenwich Capital Commercial Funding /3/ /4/
  0.39%; 06/10/36                                                  1,483,000                  27,422
 JP Morgan Chase Commercial
  Mortgage Securities
  1.22%; 01/12/39 /3/ /4/                                            650,000                  34,041
  6.04%; 11/15/35                                                    150,000                 161,353
 LB-UBS Commercial Mortgage Trust
  0.14%; 03/15/36 /3/ /4/                                            357,668                  10,060
  0.63%; 03/15/34 /3/ /4/                                            708,201                  15,399
  0.75%; 08/15/36 /4/                                                565,325                  19,621
  1.23%; 03/15/36 /3/ /4/                                            422,905                  22,050
  5.97%; 03/15/26                                                    325,000                 347,656

                                                              Principal
                                                              Amount                         Value
-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Merrill Lynch Mortgage Investors /3/
  2.49%; 01/25/35                                                $   90,000            $     89,996
 Merrill Lynch Mortgage Trust /3/
  0.60%; 02/12/42                                                 1,471,015                  36,134
 Morgan Stanley Capital I /3/ /4/
  1.12%; 01/13/41                                                   425,000                  22,336
                                                                                          2,034,126
MOTION PICTURES & SERVICES (0.02%)
 Alliance Atlantis Communications
  13.00%; 12/15/09                                                   20,000                  21,500
MULTI-LINE INSURANCE (0.13%)
 Metropolitan Life Global Funding I /3/ /4/
  2.04%; 03/17/09                                                   130,000                 129,811
MULTIMEDIA (0.34%)
 AOL Time Warner
  5.63%; 05/01/05                                                    20,000                  20,302
  6.15%; 05/01/07                                                    70,000                  74,878
  7.63%; 04/15/31                                                    60,000                  71,089
 Gannett
  4.95%; 04/01/05                                                    75,000                  75,740
 News America
  4.75%; 03/15/10                                                    15,000                  15,435
  6.55%; 03/15/33                                                    30,000                  32,276
  6.63%; 01/09/08                                                    35,000                  38,303
 Viacom
  6.63%; 05/15/11                                                    15,000                  16,912
                                                                                            344,935
MUTUAL INSURANCE (0.06%)
 Liberty Mutual Group /4/
  5.75%; 03/15/14                                                    35,000                  34,304
  7.00%; 03/15/34                                                    25,000                  25,184
                                                                                             59,488
NON-HAZARDOUS WASTE DISPOSAL (0.04%)
 Allied Waste North America
  5.75%; 02/15/11                                                    20,000                  18,450
 Waste Management
  5.00%; 03/15/14                                                    20,000                  20,223
                                                                                             38,673
OFFICE AUTOMATION & EQUIPMENT (0.06%)
 Xerox
  6.88%; 08/15/11                                                    55,000                  58,713
OIL & GAS DRILLING (0.11%)
 Consolidated Natural Gas
  5.00%; 03/01/14                                                    25,000                  25,260
 Nabors Holdings
  4.88%; 08/15/09                                                    45,000                  46,657
 Precision Drilling
  5.63%; 06/01/14                                                    40,000                  42,228
                                                                                            114,145
OIL COMPANY-EXPLORATION & PRODUCTION (0.50%)
 Canadian Natural Resources
  7.20%; 01/15/32                                                    25,000                  29,545

                                                                Principal
                                                                Amount                        Value
------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Chesapeake Energy
  8.38%; 11/01/08                                                 $   40,000            $     43,600
 Devon Financing
  7.88%; 09/30/31                                                     40,000                  50,457
 EnCana
  4.75%; 10/15/13                                                     20,000                  19,972
 Husky Energy
  6.15%; 06/15/19                                                     35,000                  37,705
 Nexen
  5.05%; 11/20/13                                                     15,000                  15,055
  7.88%; 03/15/32                                                     25,000                  31,161
 Pemex Project Funding Master Trust
  7.88%; 02/01/09                                                    185,000                 208,125
 Swift Energy
  7.63%; 07/15/11                                                     60,000                  65,100
                                                                                             500,720
OIL COMPANY-INTEGRATED (0.16%)
 Occidental Petroleum
  4.00%; 11/30/07                                                     25,000                  25,474
 PanCanadian Energy
  7.20%; 11/01/31                                                     35,000                  41,027
 Petrobras International Finance
  8.38%; 12/10/18                                                     40,000                  40,200
  9.13%; 07/02/13                                                     30,000                  32,700
 Petronas Capital /4/
  7.88%; 05/22/22                                                     20,000                  24,645
                                                                                             164,046
OIL FIELD MACHINERY & EQUIPMENT (0.09%)
 Cooper Cameron
  2.65%; 04/15/07                                                     50,000                  49,135
 Grant Prideco
  9.00%; 12/15/09                                                     40,000                  44,900
                                                                                              94,035
OIL REFINING & MARKETING (0.33%)
 CITGO Petroleum /4/
  6.00%; 10/15/11                                                     40,000                  40,700
 Enterprise Products Operating /4/
  4.00%; 10/15/07                                                     50,000                  50,394
 Enterprise Products Partners
  6.38%; 02/01/13                                                     15,000                  16,220
 Frontier Oil
  11.75%; 11/15/09                                                    75,000                  79,687
 Tesoro Petroleum
  8.00%; 04/15/08                                                     40,000                  43,500
  9.63%; 11/01/08                                                     35,000                  38,588
 Valero Energy
  6.88%; 04/15/12                                                     55,000                  62,600
                                                                                             331,689
PAPER & RELATED PRODUCTS (0.37%)
 Boise Cascade /4/
  5.01%; 10/15/12                                                     45,000                  46,012
 International Paper
  3.80%; 04/01/08                                                     80,000                  80,145
  6.75%; 09/01/11                                                     25,000                  28,100

                                                                Principal
                                                                Amount                        Value
------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Norske Skog /4/
  7.63%; 10/15/11                                                $   50,000            $     56,967
 Sappi Papier Holding /4/
  6.75%; 06/15/12                                                    20,000                  22,154
 Smurfit Capital Funding
  6.75%; 11/20/05                                                    40,000                  41,300
 Weyerhaeuser
  6.13%; 03/15/07                                                    60,000                  63,978
  6.75%; 03/15/12                                                    30,000                  33,953
                                                                                            372,609
PETROCHEMICALS (0.05%)
 Braskem /4/
  11.75%; 01/22/14                                                   45,000                  50,175
PHYSICAL THERAPY & REHABILITATION CENTERS (0.08%)
 HealthSouth
  6.88%; 06/15/05                                                    80,000                  80,400
PHYSICIAN PRACTICE MANAGEMENT (0.06%)
 US Oncology /4/
  9.00%; 08/15/12                                                    55,000                  59,400
PIPELINES (0.25%)
 Buckeye Partners
  4.63%; 07/15/13                                                    35,000                  34,250
 Duke Capital
  4.37%; 03/01/09                                                    25,000                  25,349
 Duke Energy Field Services
  7.88%; 08/16/10                                                    20,000                  23,654
 Enbridge Energy Partners
  4.00%; 01/15/09                                                    15,000                  14,919
 Equitable Resources
  5.15%; 11/15/12                                                    25,000                  26,121
 National Fuel Gas
  5.25%; 03/01/13                                                    25,000                  25,752
 TEPPCO Partners
  6.13%; 02/01/13                                                    45,000                  48,445
 Texas Eastern Transmission
  5.25%; 07/15/07                                                    50,000                  52,353
                                                                                            250,843
PROPERTY & CASUALTY INSURANCE (0.63%)
 ACE
  6.00%; 04/01/07                                                    70,000                  73,478
 ACE INA Holdings
  5.88%; 06/15/14                                                    15,000                  15,591
 Arch Capital Group
  7.35%; 05/01/34                                                    60,000                  63,266
 Infinity Property & Casualty
  5.50%; 02/18/14                                                    55,000                  54,876
 Markel
  6.80%; 02/15/13                                                    55,000                  59,400
 St. Paul
  5.75%; 03/15/07                                                    80,000                  83,839
 W.R. Berkley
  5.13%; 09/30/10                                                    90,000                  91,642
  5.88%; 02/15/13                                                    20,000                  20,590

                                                                Principal
                                                                Amount                         Value
---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
 XL Capital
  5.25%; 09/15/14                                                 $  100,000            $     99,835
  6.50%; 01/15/12                                                     70,000                  76,417
                                                                                             638,934
PUBLISHING-BOOKS (0.06%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                                     55,000                  57,797
RECREATIONAL CENTERS (0.05%)
 AMF Bowling Worldwide /4/
  10.00%; 03/01/10                                                    45,000                  48,150
REGIONAL BANKS (0.60%)
 Bank One
  7.63%; 08/01/05                                                     80,000                  83,078
 KeyCorp
  4.63%; 05/16/05                                                    100,000                 101,067
 PNC Funding
  5.75%; 08/01/06                                                    100,000                 104,728
 SunTrust Banks
  5.05%; 07/01/07                                                     35,000                  36,631
 Wachovia
  5.25%; 08/01/14                                                     40,000                  41,321
  5.63%; 12/15/08                                                    100,000                 107,744
 Wells Fargo
  3.12%; 08/15/08                                                     30,000                  29,442
  5.13%; 02/15/07                                                    100,000                 104,344
                                                                                             608,355
REINSURANCE (0.12%)
 Berkshire Hathaway Finance
  4.63%; 10/15/13                                                     55,000                  55,220
 Endurance Specialty Holdings
  7.00%; 07/15/34                                                     70,000                  71,215
                                                                                             126,435
RENTAL-AUTO & EQUIPMENT (0.02%)
 United Rentals
  6.50%; 02/15/12                                                     20,000                  19,800
RETAIL-ARTS & CRAFTS (0.05%)
 Michaels Stores
  9.25%; 07/01/09                                                     50,000                  53,938
RETAIL-DRUG STORE (0.06%)
 Rite Aid
  12.50%; 09/15/06                                                    50,000                  56,750
RETAIL-MAJOR DEPARTMENT STORE (0.05%)
 J.C. Penney
  8.13%; 04/01/27                                                     45,000                  49,613
RETAIL-PROPANE DISTRIBUTION (0.04%)
 Ferrellgas
  6.75%; 05/01/14                                                     35,000                  36,225
RETAIL-VISION SERVICE CENTER (0.01%)
 Cole National Group
  8.63%; 08/15/07                                                     15,000                  15,216

                                                                Principal
                                                                Amount                        Value
--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SAVINGS & LOANS-THRIFTS (0.16%)
 Washington Mutual
  3.81%; 06/25/34                                                 $   70,000            $     69,328
  3.97%; 03/25/33                                                     72,000                  71,760
  5.50%; 01/15/13                                                     15,000                  15,683
                                                                                             156,771
SOVEREIGN (0.30%)
 Mexico Government
  2.75%; 01/13/09 /3/                                                 50,000                  50,350
  8.30%; 08/15/31                                                     35,000                  40,460
  8.38%; 01/14/11                                                    140,000                 165,200
 South Africa Government
  6.50%; 06/02/14                                                     40,000                  43,450
                                                                                             299,460
SPECIAL PURPOSE ENTITY (0.14%)
 Borden US Finance/Nova Scotia Finance /4/
  9.00%; 07/15/14                                                     40,000                  43,750
 Fondo Latinoamericano de Reservas /4/
  3.00%; 08/01/06                                                     45,000                  45,132
 Jostens /4/
  7.63%; 10/01/12                                                     50,000                  51,750
                                                                                             140,632
STEEL PRODUCERS (0.08%)
 International Steel Group
  6.50%; 04/15/14                                                     75,000                  80,250
STEEL-SPECIALTY (0.06%)
 CSN Islands VIII /4/
  9.75%; 12/16/13                                                     60,000                  60,900
SUPRANATIONAL BANK (0.12%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                     65,000                  65,938
  6.88%; 03/15/12                                                     45,000                  50,470
                                                                                             116,408
TELEPHONE-INTEGRATED (1.14%)
 British Telecommunications /3/
  7.88%; 12/15/05                                                    230,000                 242,959
 Deutsche Telekom International Finance
  5.25%; 07/22/13                                                     35,000                  36,187
  8.50%; 06/15/10 /3/                                                 30,000                  36,143
 France Telecom /3/
  8.50%; 03/01/11                                                     70,000                  84,072
 MCI
  5.91%; 05/01/07                                                     70,000                  69,825
 Qwest /4/
  7.88%; 09/01/11                                                     50,000                  53,250
 SBC Communications
  4.13%; 09/15/09                                                     35,000                  35,175
  6.15%; 09/15/34                                                     20,000                  20,204
 Sprint Capital
  6.00%; 01/15/07                                                     40,000                  42,298
  6.13%; 11/15/08                                                     35,000                  37,921
  6.88%; 11/15/28                                                     75,000                  80,544
  6.90%; 05/01/19                                                     30,000                  33,585
 Telecom Italia Capital
  4.00%; 01/15/10 /4/                                                190,000                 188,232

                                                                Principal
                                                                Amount                        Value
 -------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Telecom Italia Capital (continued)
  5.25%; 11/15/13                                                $   50,000            $     51,194
  6.38%; 11/15/33                                                    20,000                  20,757
 Telefonos de Mexico
  4.50%; 11/19/08                                                    10,000                  10,088
  8.25%; 01/26/06                                                   100,000                 106,325
                                                                                          1,148,759
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                                    30,000                  32,079
THEATERS (0.03%)
 Cinemark /1/ /3/
  0.00%; 03/15/14                                                    50,000                  35,375
TRANSPORT-RAIL (0.05%)
 Canadian National Railway
  4.25%; 08/01/09                                                    40,000                  40,703
 Union Pacific
  4.70%; 01/02/24                                                    15,000                  14,601
                                                                                             55,304
TRANSPORT-SERVICES (0.05%)
 FedEx
  1.88%; 04/01/05                                                    30,000                  30,017
  3.50%; 04/01/09                                                    20,000                  19,742
                                                                                             49,759
VENTURE CAPITAL (0.04%)
 Arch Western Finance
  6.75%; 07/01/13                                                    35,000                  37,188
VITAMINS & NUTRITION PRODUCTS (0.06%)
 NBTY
  8.63%; 09/15/07                                                    30,000                  30,300
 WH Holdings/WH Capital
  9.50%; 04/01/11                                                    25,000                  27,375
                                                                                             57,675
WIRE & CABLE PRODUCTS (0.04%)
 Superior Essex Communications
  9.00%; 04/15/12                                                    40,000                  40,600
                                                               TOTAL BONDS               20,936,173

                                                                Principal
                                                                 Amount                     Value
 ----------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.93%)
5.00%; 12/01/17                                                      119,400                 121,909
5.00%; 03/01/18                                                      150,292                 153,463
5.00%; 05/01/18                                                      897,309                 916,244
5.00%; 06/01/34                                                       20,338                  20,301
5.00%; 06/01/34                                                      925,001                 923,329
5.00%; 11/01/34 /5/                                                  900,000                 897,187
5.50%; 03/01/33                                                      187,720                 191,537

                                                                Principal
                                                                Amount                           Value
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
5.50%; 05/01/33                                                    $  613,028           $    625,492
5.50%; 10/01/33                                                       172,911                176,426
5.50%; 11/01/34 /5/                                                   250,000                254,610
6.00%; 01/01/29                                                       127,799                132,650
6.50%; 12/01/20                                                        40,361                 42,647
6.50%; 05/01/31                                                        71,838                 75,627
6.50%; 06/01/31                                                        95,977                101,039
7.00%; 12/01/27                                                       106,339                113,206
7.00%; 09/01/31                                                        38,401                 40,797
7.50%; 11/01/30                                                        26,048                 27,975
7.50%; 11/01/30                                                        21,612                 23,211
7.50%; 01/01/31                                                        24,499                 26,312
8.00%; 12/01/30                                                       107,648                116,909
                                                         TOTAL FHLMC CERTIFICATES          4,980,871

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.65%)
4.50%; 05/01/10                                                          233,540             236,843
4.50%; 11/01/34 /5/                                                      225,000             218,390
5.00%; 03/01/18                                                           98,193             100,349
5.00%; 11/01/34 /5/                                                      300,000             298,875
5.50%; 01/01/33                                                          398,313             406,752
5.50%; 07/01/33                                                          467,885             477,328
5.50%; 09/01/33                                                          446,216             455,222
5.50%; 11/01/34 /5/                                                    1,750,000           1,781,719
6.00%; 06/01/06                                                            9,458               9,654
6.00%; 04/01/08                                                           77,576              81,512
6.00%; 03/01/09                                                            1,454               1,535
6.00%; 05/01/09                                                           61,943              65,412
6.00%; 05/01/09                                                           31,956              33,745
6.00%; 11/01/09                                                            2,058               2,174
6.00%; 11/01/09                                                           45,074              47,598
6.00%; 12/01/09                                                            8,791               9,246
6.00%; 05/01/10                                                           31,038              32,775
6.00%; 12/01/33                                                          257,514             267,369
6.50%; 05/01/06                                                           98,877             101,510
6.50%; 03/01/08                                                           64,083              67,709
                                                        TOTAL FNMA CERTIFICATES            4,695,717

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (1.30%)
6.00%; 06/20/26                                                          145,532             151,920
6.00%; 09/20/26                                                           98,453             102,741
6.00%; 06/20/27                                                           52,325              54,621
6.00%; 06/15/32                                                           53,601              55,867
6.00%; 12/15/33                                                          155,752             162,183
6.50%; 10/20/31                                                          230,600             243,544
6.50%; 05/15/32                                                          326,431             345,777
7.00%; 05/15/31                                                           62,963              67,237
7.00%; 02/15/32                                                          121,291             129,493
                                                        TOTAL GNMA CERTIFICATES            1,313,383

                                                                Principal
                                                                Amount                           Value
-----------------------------------------------------------------------------------------------------------------
TREASURY BONDS (5.23%)
 U.S. Treasury
  3.63%; 07/15/09                                                     $  300,000        $    304,793
  3.88%; 02/15/13                                                        200,000             200,062
  4.00%; 02/15/14                                                        175,000             175,007
  4.75%; 05/15/14                                                        325,000             343,637
  5.00%; 02/15/11                                                        450,000             485,930
  5.38%; 02/15/31                                                        275,000             298,687
  6.25%; 05/15/30                                                        225,000             270,562
  7.13%; 02/15/23                                                        240,000             309,234
  7.25%; 05/15/16                                                         50,000              63,430
  7.50%; 11/15/16                                                        135,000             174,841
  8.00%; 11/15/21                                                        285,000             395,493
 U.S. Treasury Inflation-Indexed Obligations
  2.00%; 01/15/14                                                        179,477             186,046
  3.38%; 01/15/07                                                        598,035             640,879
  3.63%; 01/15/08                                                        439,868             485,195
  3.88%; 01/15/09                                                        433,309             491,619
  4.25%; 01/15/10                                                        225,266             264,036
 U.S. Treasury Strip /1/
  0.00%; 02/15/15                                                        300,000             193,065
                                                           TOTAL TREASURY BONDS            5,282,516

                                                                Principal
                                                                Amount                           Value
 ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.57%)
FINANCE-CONSUMER LOANS (2.57%)
 Investment in Joint Trading Account; Household Finance
  1.84%; 11/01/04                                                      2,597,896               2,597,896
                                                         TOTAL COMMERCIAL PAPER                2,597,896


                                                                Maturity
                                                                 Amount                               Value
 ---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.77%)
 Bear Stearns; 1.85%; dated 10/29/04 maturing 11/01/04
  (collateralized by FNMA; $794,148; 11/17/11) /6/                    $  778,696            $    778,576
                                                    TOTAL REPURCHASE AGREEMENTS                  778,576
                                                                                            ------------

                                          TOTAL PORTFOLIO INVESTMENTS (103.85%)              104,898,965
LIABILITIES, NET OF CASH, RECEIVABLES, AND OTHER ASSETS (-3.85%)                              (3,890,836)
                                                          TOTAL NET ASSETS (100.00%)        $101,008,129
                                                                                          ---------------

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BALANCED FUND, INC.

                                OCTOBER 31, 2004



/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Variable rate.
/4 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $ 2,405,416 or 2.38% of net assets.
/5 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/6 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  7,219,777
Unrealized Depreciation                        (5,678,514)
                                             ------------
Net Unrealized Appreciation (Depreciation)      1,541,263
Cost for federal income tax purposes         $103,357,702


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
                                   $
 Financial                            20,411,458                 19.46%
 Consumer, Non-cyclical               14,094,373                 13.44
 Mortgage Securities                  13,298,167                 12.68
 Communications                        9,597,830                  9.15
 Consumer, Cyclical                    8,904,199                  8.49
 Industrial                            7,973,721                  7.60
 Government                            7,541,070                  7.19
 Technology                            7,235,416                  6.90
 Energy                                7,100,454                  6.77
 Utilities                             3,582,505                  3.41
 Basic Materials                       2,405,304                  2.29
 Asset Backed Securities               2,113,380                  2.01
 Funds                                   451,637                  0.43
 Diversified                             189,451                  0.18
                    TOTAL           $104,898,965                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PRINCIPAL BOND FUND, INC.

                                OCTOBER 31, 2004

                                                       Principal Amount
                                                                                      Value
------------------------------------------------------------------------------------------------------
BONDS (55.15%)
ADVANCED MATERIALS & PRODUCTS (0.13%)
 Hexcel
  9.75%; 01/15/09                                           $   250,000            $    263,125
AEROSPACE & DEFENSE EQUIPMENT (0.11%)
 K&F Industries
  9.25%; 10/15/07                                               225,000                 229,500
AGRICULTURAL OPERATIONS (0.42%)
 Bunge Limited Finance
  4.38%; 12/15/08                                               430,000                 434,610
  5.35%; 04/15/14                                               270,000                 276,461
  5.88%; 05/15/13                                               160,000                 169,606
                                                                                        880,677
AIRLINES (0.09%)
 Southwest Airlines
  5.10%; 05/01/06                                               194,844                 199,486
APPAREL MANUFACTURERS (0.06%)
 Phillips Van-Heusen
  7.75%; 11/15/23                                               125,000                 125,625
ASSET BACKED SECURITIES (1.13%)
 Bear Stearns Asset Backed Securities /1/
  2.53%; 03/25/34                                               515,000                 514,976
 Chase Funding Mortgage Loan
  Asset Backed Certificates /1/
  2.22%; 09/25/33                                               400,000                 399,982
  2.43%; 09/25/33                                               420,000                 419,981
 Countrywide Asset Backed Certificates
  3.61%; 04/25/30                                               490,000                 492,107
 Master Adjustable Rate Mortgages Trust /1/
  3.03%; 03/25/34                                               545,000                 548,778
                                                                                      2,375,824
AUTO-CARS & LIGHT TRUCKS (0.85%)
 DaimlerChrysler Holding
  2.71%; 08/08/06 /1/                                           650,000                 657,833
  4.05%; 06/04/08                                               400,000                 402,697
  4.75%; 01/15/08                                                75,000                  77,270
  7.25%; 01/18/06                                               225,000                 236,509
 General Motors
  8.25%; 07/15/23                                               275,000                 286,467
 Hyundai Motor Manufacturing /2/
  5.30%; 12/19/08                                               130,000                 135,261
                                                                                      1,796,037
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.83%)
 Collins & Aikman Products
  10.75%; 12/31/11                                              125,000                 124,688
 Delco Remy International
  8.63%; 12/15/07                                               250,000                 255,000
 Delphi /1/ /2/
  2.44%; 12/01/04                                               325,000                 325,000
 Lear
  7.96%; 05/15/05                                               320,000                 328,450
 Stanadyne /2/
  10.00%; 08/15/14                                              150,000                 157,500

                                                              Principal
                                                                 Amount                    Value
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
 Tenneco Automotive
  11.63%; 10/15/09                                            $   515,000            $    547,187
                                                                                        1,737,825
AUTOMOBILE SEQUENTIAL (0.72%)
 Capital Auto Receivables Asset Trust
  4.50%; 10/15/07                                                 950,000                 959,334
 Toyota Auto Receivables Owner Trust
  2.65%; 11/15/06                                                 555,614                 556,204
                                                                                        1,515,538
BREWERY (0.39%)
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                                300,000                 369,000
 Coors Brewing
  6.38%; 05/15/12                                                 245,000                 271,747
 SABMiller /2/
  6.63%; 08/15/33                                                 150,000                 168,804
                                                                                          809,551
BROADCASTING SERVICES & PROGRAMMING (0.44%)
 Clear Channel Communications
  5.75%; 01/15/13                                                 415,000                 429,792
 Grupo Televisa
  8.50%; 03/11/32                                                 100,000                 114,250
 Liberty Media
  3.50%; 09/25/06                                                 385,000                 385,383
                                                                                          929,425
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.53%)
 CRH America
  6.40%; 10/15/33                                                 155,000                 166,821
  6.95%; 03/15/12                                                 229,000                 263,227
 Masco /1/ /2/
  2.11%; 03/09/07                                                 675,000                 676,138
                                                                                        1,106,186
BUILDING PRODUCTS-AIR & HEATING (0.10%)
 York International
  6.63%; 08/15/06                                                 200,000                 211,265
BUILDING PRODUCTS-WOOD (0.04%)
 Celulosa Arauco y Constitucion
  5.13%; 07/09/13                                                  90,000                  89,038
BUILDING-RESIDENTIAL & COMMERCIAL (0.12%)
 DR Horton
  5.63%; 09/15/14                                                 250,000                 247,812
CABLE TV (0.81%)
 Comcast
  5.30%; 01/15/14                                                  50,000                  50,984
  5.85%; 01/15/10                                                  30,000                  32,266
  7.05%; 03/15/33                                                 230,000                 259,790
 Comcast Cable Communications
  6.75%; 01/30/11                                                 220,000                 246,797
 Cox Communications
  6.75%; 03/15/11                                                 305,000                 335,042
 EchoStar DBS /2/
  6.63%; 10/01/14                                                 350,000                 357,875

                                                       Principal
                                                        Amount                                   Value
-----------------------------------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

CABLE TV (CONTINUED)
 Kabel Deutschland /2/
  10.63%; 07/01/14                                          $   150,000            $    168,000
 Rogers Cablesystems
  10.00%; 03/15/05                                              250,000                 256,250
                                                                                      1,707,004
CASINO HOTELS (0.22%)
 Aztar
  7.88%; 06/15/14                                               150,000                 162,750
 Harrah's Operating
  5.50%; 07/01/10                                               290,000                 302,603
                                                                                        465,353
CELLULAR TELECOMMUNICATIONS (1.49%)
 America Movil /2/
  5.50%; 03/01/14                                               435,000                 427,502
 AT&T Wireless Services
  7.88%; 03/01/11                                               295,000                 351,435
  8.13%; 05/01/12                                               480,000                 585,589
 Nextel Communications
  6.88%; 10/31/13                                               150,000                 162,750
 PTC International Finance II
  11.25%; 12/01/09                                              420,000                 445,200
 Rural Cellular /2/
  8.25%; 03/15/12                                               120,000                 126,000
 Telus
  7.50%; 06/01/07                                               445,000                 488,955
  8.00%; 06/01/11                                                40,000                  47,296
 Verizon Wireless Capital
  5.38%; 12/15/06                                               480,000                 503,104
                                                                                      3,137,831
CHEMICALS-DIVERSIFIED (0.65%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                               240,000                 251,532
  7.00%; 03/15/11                                               265,000                 300,562
 FMC
  6.75%; 05/05/05                                               315,000                 319,725
 ICI Wilmington I
  5.63%; 12/01/13                                               220,000                 227,653
 Lyondell Chemical
  9.88%; 05/01/07                                               156,000                 164,970
 Phibro Animal Health
  9.88%; 06/01/08                                               125,000                 112,500
                                                                                      1,376,942
CHEMICALS-SPECIALTY (0.42%)
 Hercules
  6.75%; 10/15/29                                               200,000                 204,000
 Lubrizol
  4.63%; 10/01/09                                               265,000                 267,596
  6.50%; 10/01/34                                               125,000                 125,979
 Rhodia
  10.25%; 06/01/10                                              175,000                 189,875
 Westlake Chemical
  8.75%; 07/15/11                                                88,000                  99,220
                                                                                        886,670
                                                       Principal
                                                         Amount                         Value
---------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)
COAL (0.06%)
 Massey Energy
  6.63%; 11/15/10                                             $   120,000            $    125,100
COATINGS & PAINT (0.15%)
 Resolution Performance Products
  8.00%; 12/15/09                                                 150,000                 155,250
 Valspar
  6.00%; 05/01/07                                                 160,000                 170,064
                                                                                          325,314
COMMERCIAL BANKS (0.19%)
 Union Planters Bank
  5.13%; 06/15/07                                                 240,000                 253,168
 United Overseas Bank /2/
  4.50%; 07/02/13                                                 150,000                 147,688
                                                                                          400,856
COMMERCIAL SERVICES (0.23%)
 Iron Mountain
  6.63%; 01/01/16                                                 150,000                 149,250
  8.25%; 07/01/11                                                 315,000                 329,175
                                                                                          478,425
COMPUTER SERVICES (0.17%)
 Unisys
  7.25%; 01/15/05                                                 125,000                 126,250
  7.88%; 04/01/08                                                 220,000                 225,775
                                                                                          352,025
COMPUTERS-INTEGRATED SYSTEMS (0.04%)
 NCR
  7.13%; 06/15/09                                                  75,000                  83,649
CONTAINERS-METAL & GLASS (0.32%)
 Crown European Holdings
  10.88%; 03/01/13                                                250,000                 296,875
 Owens-Brockway
  8.75%; 11/15/12                                                 200,000                 225,500
 Silgan Holdings
  6.75%; 11/15/13                                                 150,000                 154,500
                                                                                          676,875
CONTAINERS-PAPER & PLASTIC (0.23%)
 Intertape Polymer Group /2/
  8.50%; 08/01/14                                                 200,000                 198,750
 Norampac
  6.75%; 06/01/13                                                 275,000                 290,125
                                                                                          488,875
CREDIT CARD ASSET BACKED SECURITIES (1.45%)
 American Express Credit Account Master Trust /1/
  2.12%; 09/15/11                                                 200,000                 200,403
 Capital One Multi-Asset Execution Trust /1/
  2.09%; 12/15/09                                                 550,000                 550,340
 Chase Credit Card Master Trust /1/
  2.07%; 05/15/09                                                 750,000                 749,954
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                               1,500,000               1,551,911
                                                                                        3,052,608
                                                       Principal
                                                        Amount                             Value
---------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)
DATA PROCESSING & MANAGEMENT (0.07%)
 Certegy
  4.75%; 09/15/08                                             $   135,000            $    139,026
DISTRIBUTION-WHOLESALE (0.12%)
 Ingram Micro
  9.88%; 08/15/08                                                 225,000                 246,937
DIVERSIFIED FINANCIAL SERVICES (0.78%)
 General Electric Capital
  0.70%; 03/10/40 /1/ /2/                                       7,521,673                 230,697
  1.84%; 02/02/09 /1/                                             775,000                 776,632
  6.75%; 03/15/32                                                 300,000                 349,866
 John Deere Capital
  3.13%; 12/15/05                                                 160,000                 160,581
 NiSource Finance
  3.20%; 11/01/06                                                 120,000                 119,837
                                                                                        1,637,613
DIVERSIFIED MANUFACTURING OPERATIONS (0.54%)
 General Electric
  5.00%; 02/01/13                                                 125,000                 129,572
 Invensys /2/
  9.88%; 03/15/11                                                 250,000                 261,250
 J.B. Poindexter /2/
  8.75%; 03/15/14                                                 200,000                 214,000
 Tyco International Group
  6.00%; 11/15/13                                                 200,000                 218,493
  6.38%; 02/15/06                                                 300,000                 313,191
                                                                                        1,136,506
DIVERSIFIED MINERALS (0.16%)
 Corp. Nacional del Cobre de Chile /2/
  5.50%; 10/15/13                                                 125,000                 130,848
 Vale Overseas
  9.00%; 08/15/13                                                 185,000                 208,125
                                                                                          338,973
DIVERSIFIED OPERATIONS (0.08%)
 Hutchison Whampoa International /2/
  6.50%; 02/13/13                                                 150,000                 159,657
E-COMMERCE-PRODUCTS (0.06%)
 FTD
  7.75%; 02/15/14                                                 130,000                 130,325
ELECTRIC-DISTRIBUTION (0.07%)
 Detroit Edison
  5.40%; 08/01/14                                                 145,000                 153,095
ELECTRIC-GENERATION (0.18%)
 CE Casecnan Water & Energy
  11.45%; 11/15/05                                                123,125                 124,356
 Korea East-West Power /2/
  4.88%; 04/21/11                                                  85,000                  86,914
 Tenaska Virginia Partners /2/
  6.12%; 03/30/24                                                 159,048                 168,356
                                                                                          379,626
ELECTRIC-INTEGRATED (3.60%)
 Arizona Public Service
  5.80%; 06/30/14                                                 130,000                 138,300

                                                       Principal
                                                         Amount                             Value
---------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ELECTRIC-INTEGRATED (CONTINUED)
 Arizona Public Service (continued)
  6.50%; 03/01/12                                             $   205,000            $    229,265
 Centerpoint Energy
  5.88%; 06/01/08                                                 180,000                 189,546
 Consumers Energy
  4.25%; 04/15/08                                                  70,000                  71,281
 Dayton Power & Light /2/
  5.13%; 10/01/13                                                 200,000                 203,947
 Dominion Resources /1/
  2.01%; 05/15/06                                                 550,000                 551,184
 Entergy Gulf States
  3.60%; 06/01/08                                                 180,000                 178,548
 Exelon
  6.75%; 05/01/11                                                 200,000                 225,350
 FirstEnergy
  6.45%; 11/15/11                                                 325,000                 356,095
 FPL Energy Wind Funding /2/
  6.88%; 06/27/17                                                 245,960                 253,954
 FPL Group Capital
  3.25%; 04/11/06                                                 170,000                 171,156
 Georgia Power /1/
  1.90%; 02/17/09                                                 900,000                 899,766
 Indianapolis Power & Light
  7.38%; 08/01/07                                                 230,000                 248,909
 Jersey Central Power & Light /2/
  5.63%; 05/01/16                                                  80,000                  83,910
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                                 200,000                 204,939
 MSW Energy Holdings II
  7.38%; 09/01/10                                                 225,000                 236,250
 Northeast Utilities
  3.30%; 06/01/08                                                 145,000                 141,928
 Ohio Power
  4.85%; 01/15/14                                                 185,000                 185,956
 Oncor Electric Delivery
  6.38%; 05/01/12                                                 275,000                 305,114
 Pacific Gas & Electric
  3.60%; 03/01/09                                                 150,000                 148,926
  6.05%; 03/01/34                                                 265,000                 272,931
 Pepco Holdings
  3.75%; 02/15/06                                                 565,000                 570,461
  4.00%; 05/15/10                                                  70,000                  68,415
 Power Contract Financing /2/
  5.20%; 02/01/06                                                 116,373                 117,988
 PPL Energy Supply
  5.40%; 08/15/14                                                 200,000                 205,040
 PSEG Power
  6.95%; 06/01/12                                                 300,000                 337,938
 Puget Energy
  3.36%; 06/01/08                                                 175,000                 173,624
 Southern California Edison
  5.00%; 01/15/14                                                  85,000                  87,079
  8.00%; 02/15/07                                                 290,000                 320,671
 Southwestern Electric Power
  4.50%; 07/01/05                                                 240,000                 242,978

                                                       Principal
                                                         Amount                          Value
----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ELECTRIC-INTEGRATED (CONTINUED)
 TXU Energy
  6.13%; 03/15/08                                              $   140,000            $    150,371
                                                                                         7,571,820
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.07%)
 Flextronics International
  6.50%; 05/15/13                                                  150,000                 157,500
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.27%)
 Fairchild Semiconductor International
  10.50%; 02/01/09                                                 325,000                 347,750
 Freescale Semiconductor /2/
  6.88%; 07/15/11                                                  200,000                 212,000
                                                                                           559,750
ELECTRONICS-MILITARY (0.24%)
 L-3 Communications
  8.00%; 08/01/08                                                  480,000                 494,400
EXPORT/IMPORT BANK (0.12%)
 Export-Import Bank of Korea
  4.50%; 08/12/09                                                  240,000                 245,470
FEDERAL & FEDERALLY SPONSORED CREDIT (0.16%)
 Housing Urban Development
  2.99%; 08/01/05                                                  325,000                 326,594
FIDUCIARY BANKS (0.35%)
 State Street Capital Trust II /1/
  2.21%; 02/15/08                                                  725,000                 728,840
FILTRATION & SEPARATION PRODUCTS (0.06%)
 Polypore /2/
  8.75%; 05/15/12                                                  125,000                 130,625
FINANCE-AUTO LOANS (1.28%)
 American Honda Finance /1/ /2/
  1.86%; 02/20/07                                                  900,000                 900,326
 Ford Motor Credit
  6.13%; 01/09/06                                                  225,000                 232,480
  6.88%; 02/01/06                                                  160,000                 166,348
  7.25%; 10/25/11                                                  450,000                 484,967
  7.88%; 06/15/10                                                  160,000                 177,545
 General Motors Acceptance
  3.33%; 10/20/05 /1/                                              550,000                 552,261
  6.88%; 08/28/12                                                  175,000                 182,183
                                                                                         2,696,110
FINANCE-COMMERCIAL (0.30%)
 CIT Group
  1.91%; 02/15/07 /1/                                              450,000                 449,935
  5.13%; 09/30/14                                                  190,000                 191,193
                                                                                           641,128
FINANCE-CONSUMER LOANS (0.65%)
 Household Finance
  1.86%; 02/09/07 /1/                                              775,000                 775,924
  3.38%; 02/21/06                                                   95,000                  95,752
  4.13%; 12/15/08                                                  200,000                 203,030
  4.75%; 07/15/13                                                  155,000                 154,769

                                                       Principal
                                                         Amount                             Value
----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

FINANCE-CONSUMER LOANS (CONTINUED)
 Household Finance (continued)
  7.00%; 05/15/12                                              $   125,000            $    144,412
                                                                                         1,373,887
FINANCE-CREDIT CARD (0.34%)
 Capital One Bank
  5.00%; 06/15/09                                                  240,000                 249,358
  6.88%; 02/01/06                                                  435,000                 456,546
                                                                                           705,904
FINANCE-INVESTMENT BANKER & BROKER (2.90%)
 Bear Stearns
  2.43%; 01/30/09 /1/                                              575,000                 576,383
  2.50%; 06/25/34 /1/                                              425,000                 426,262
  3.00%; 03/30/06                                                  165,000                 165,590
  4.00%; 01/31/08                                                  210,000                 213,410
 Citigroup
  5.75%; 05/10/06                                                  750,000                 783,476
  6.63%; 06/15/32                                                  215,000                 239,898
 Goldman Sachs Group
  3.88%; 01/15/09                                                  100,000                 100,679
  5.15%; 01/15/14                                                  130,000                 131,901
  6.60%; 01/15/12                                                  615,000                 690,944
 Lehman Brothers Holdings
  4.80%; 03/13/14                                                  315,000                 313,783
 Merrill Lynch
  1.95%; 02/06/09 /1/                                              775,000                 775,026
  5.45%; 07/15/14                                                  215,000                 224,534
 Morgan Stanley
  0.91%; 04/15/34 /1/ /2/                                        4,670,060                 109,391
  1.84%; 02/15/07 /1/                                              500,000                 500,194
  4.75%; 04/01/14                                                  270,000                 264,501
  5.30%; 03/01/13                                                  165,000                 171,321
  6.75%; 04/15/11                                                  225,000                 255,389
 Refco Finance Holdings /2/
  9.00%; 08/01/12                                                  150,000                 162,000
                                                                                         6,104,682
FINANCE-MORTGAGE LOAN/BANKER (5.45%)
 Countrywide Home Loan
  1.87%; 02/17/06 /1/                                              125,000                 124,964
  2.28%; 06/02/06 /1/                                              775,000                 778,267
  4.25%; 12/19/07                                                  120,000                 122,227
  4.62%; 12/19/33 /1/                                            1,000,000                 991,000
 Federal Home Loan Mortgage
  2.65%; 05/30/08                                                  275,000                 269,680
  3.25%; 02/25/08                                                1,675,000               1,665,762
  4.50%; 07/15/13                                                1,400,000               1,415,371
  4.63%; 05/28/13                                                  250,000                 249,757
  4.75%; 10/11/12                                                  550,000                 549,522
  4.75%; 05/06/13                                                  575,000                 569,699
  6.25%; 07/15/32                                                  125,000                 143,275
  6.75%; 03/15/31                                                  541,000                 655,233
 Federal National Mortgage Association
  2.88%; 05/19/08                                                  275,000                 270,331
  3.70%; 11/01/07                                                1,430,000               1,441,809
  4.32%; 07/26/07                                                  530,000                 537,153
  4.75%; 02/21/13                                                  550,000                 549,388

                                                       Principal
                                                         Amount                             Value
------------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association (continued)
  6.25%; 05/15/29                                                $ 1,000,000            $  1,134,042
                                                                                          11,467,480
FINANCE-OTHER SERVICES (0.50%)
 Verizon Global Funding /3/
  6.75%; 12/01/05                                                  1,000,000               1,044,409
FOOD-MISCELLANEOUS/DIVERSIFIED (0.40%)
 Corn Products International
  8.45%; 08/15/09                                                    265,000                 303,425
 Kraft Foods
  4.63%; 11/01/06                                                    325,000                 334,505
  5.63%; 11/01/11                                                     65,000                  69,257
  6.50%; 11/01/31                                                    125,000                 136,681
                                                                                             843,868
FOOD-RETAIL (0.29%)
 Delhaize America
  7.38%; 04/15/06                                                    360,000                 380,217
 Kroger
  6.20%; 06/15/12                                                    200,000                 219,114
                                                                                             599,331
GAS-DISTRIBUTION (0.22%)
 Colorado Interstate Gas
  10.00%; 06/15/05                                                   250,000                 261,875
 Sempra Energy
  4.75%; 05/15/09                                                    200,000                 205,409
                                                                                             467,284
HOME DECORATION PRODUCTS (0.09%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                    100,000                  97,848
  4.63%; 12/15/09                                                     85,000                  87,139
                                                                                             184,987
HOME EQUITY-OTHER (1.22%)
 Argent Securities /1/
  2.15%; 02/25/34                                                    400,000                 399,187
 Long Beach Mortgage Loan Trust /1/
  2.46%; 06/25/34                                                    140,000                 139,874
  3.01%; 06/25/34                                                    165,000                 165,199
 Option One Mortgage Loan Trust /1/
  2.46%; 05/25/34                                                    400,000                 399,493
  2.98%; 05/25/34                                                    400,000                 399,981
 Saxon Asset Securities Trust /1/
  3.06%; 03/25/35                                                    675,000                 674,752
 Specialty Underwriting & Residential Finance /1/
  2.44%; 02/25/35                                                    385,000                 384,982
                                                                                           2,563,468
HOME EQUITY-SEQUENTIAL (0.51%)
 Ameriquest Mortgage Securities /1/
  2.13%; 04/25/34                                                    460,000                 459,979
 Residential Asset Securities
  3.28%; 08/25/29                                                    550,000                 548,612

                                                       Principal
                                                         Amount                               Value
---------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

HOME EQUITY-SEQUENTIAL (CONTINUED)
 Residential Asset Securities (continued)
  4.59%; 10/25/26                                             $    64,274            $     64,319
                                                                                        1,072,910
HOTELS & MOTELS (0.06%)
 Host Marriott
  7.88%; 08/01/08                                                 116,000                 119,190
INDUSTRIAL AUTOMATION & ROBOTS (0.07%)
 UNOVA
  6.88%; 03/15/05                                                 150,000                 151,875
INVESTMENT COMPANIES (0.22%)
 Canadian Oil Sands /2/
  4.80%; 08/10/09                                                 450,000                 459,776
LIFE & HEALTH INSURANCE (0.41%)
 John Hancock Global Funding II /1/ /2/
  2.19%; 04/03/09                                                 800,000                 799,392
 Nationwide Financial Services
  5.63%; 02/13/15                                                  60,000                  61,969
                                                                                          861,361
MACHINERY-CONSTRUCTION & MINING (0.11%)
 Terex
  9.25%; 07/15/11                                                 200,000                 224,000
MEDICAL INFORMATION SYSTEM (0.06%)
 NDCHealth
  10.50%; 12/01/12                                                125,000                 132,500
MEDICAL PRODUCTS (0.08%)
 Medical Device Manufacturing /2/
  10.00%; 07/15/12                                                150,000                 160,500
MEDICAL-DRUGS (0.09%)
 Schering-Plough
  5.30%; 12/01/13                                                 185,000                 191,872
MEDICAL-GENERIC DRUGS (0.07%)
 Alpharma /2/
  8.63%; 05/01/11                                                 150,000                 156,000
MEDICAL-HMO (0.24%)
 Anthem
  4.88%; 08/01/05                                                 500,000                 505,817
MEDICAL-HOSPITALS (0.27%)
 HCA
  5.25%; 11/06/08                                                 210,000                 211,582
  6.95%; 05/01/12                                                 120,000                 126,529
  7.13%; 06/01/06                                                 225,000                 236,013
                                                                                          574,124
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.10%)
 Bergen Brunswig
  7.25%; 06/01/05                                                 210,000                 214,200
METAL PROCESSORS & FABRICATION (0.18%)
 Mueller Group
  10.00%; 05/01/12                                                225,000                 243,000

                                                       Principal
                                                         Amount                           Value
----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

METAL PROCESSORS & FABRICATION (CONTINUED)
 Trimas
  9.88%; 06/15/12                                              $   125,000            $    128,125
                                                                                           371,125
METAL-DIVERSIFIED (0.09%)
 Falconbridge
  5.38%; 06/01/15                                                  115,000                 115,881
  7.35%; 06/05/12                                                   65,000                  74,637
                                                                                           190,518
MISCELLANEOUS INVESTING (0.26%)
 iStar Financial
  4.88%; 01/15/09                                                  280,000                 285,840
 United Dominion Realty Trust
  6.50%; 06/15/09                                                  240,000                 262,479
                                                                                           548,319
MONEY CENTER BANKS (0.54%)
 Bank of America
  4.88%; 09/15/12                                                  685,000                 703,487
 JP Morgan Chase
  5.13%; 09/15/14                                                  425,000                 431,833
                                                                                         1,135,320
MORTGAGE BACKED SECURITIES (1.45%)
 Banc of America Commercial Mortgage /1/ /2/
  0.04%; 11/10/38                                                3,113,716                  58,410
 Bear Stearns Adjustable Rate
  Mortgage Trust /1/ /2/
  3.52%; 06/25/34                                                  245,000                 241,887
 Bear Stearns Commercial
  Mortgage Securities/1/ /2/
  0.65%; 05/11/39                                                2,550,199                  72,232
 CS First Boston Mortgage Securities /1/
  0.57%; 05/15/36 /2/                                            4,136,639                  92,135
  0.68%; 07/15/36 /2/                                            4,099,216                 134,430
  2.53%; 06/25/34 /2/                                              180,000                 179,480
  7.68%; 09/15/41                                                  125,000                 144,850
 First Union National Bank
  Commercial Mortgage
  8.09%; 05/17/32                                                  200,000                 236,328
 GMAC Commercial Mortgage Securities /1/ /2/
  0.97%; 03/10/38                                                3,769,474                 158,179
 Greenwich Capital Commercial Funding /1/ /2/
  0.39%; 06/10/36                                                8,700,000                 160,872
 JP Morgan Chase Commercial
  Mortgage Securities /1/ /2/
  1.22%; 01/12/39                                                3,700,000                 193,769
 LB-UBS Commercial Mortgage Trust /2/
  0.14%; 03/15/36 /1/                                            2,323,729                  65,357
  0.63%; 03/15/34 /1/                                            3,257,726                  70,836
  0.75%; 08/15/36                                                3,140,695                 109,004
  1.23%; 03/15/36 /1/                                            2,283,684                 119,071
 Merrill Lynch Mortgage Investors /1/
  2.49%; 01/25/35                                                  540,000                 539,975
 Merrill Lynch Mortgage Trust /1/
  0.60%; 02/12/42                                                9,193,847                 225,838
 Morgan Stanley Capital I /1/ /2/
  1.12%; 01/13/41                                                2,500,000                 131,390

                                                       Principal
                                                         Amount                              Value
----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

MORTGAGE BACKED SECURITIES (CONTINUED)
 Morgan Stanley Capital I (continued)
  7.11%; 04/15/33                                              $   100,000            $    113,034
                                                                                         3,047,077
MOTION PICTURES & SERVICES (0.04%)
 Alliance Atlantis Communications
  13.00%; 12/15/09                                                  75,000                  80,625
MULTIMEDIA (0.63%)
 AOL Time Warner
  7.63%; 04/15/31                                                  445,000                 527,240
 News America
  4.75%; 03/15/10                                                   90,000                  92,609
  6.55%; 03/15/33                                                  225,000                 242,070
  6.63%; 01/09/08                                                  250,000                 273,597
 Walt Disney
  5.38%; 06/01/07                                                  175,000                 183,556
                                                                                         1,319,072
MUSIC (0.07%)
 Warner Music Group /2/
  7.38%; 04/15/14                                                  150,000                 154,125
MUTUAL INSURANCE (0.15%)
 Liberty Mutual Group /2/
  5.75%; 03/15/14                                                  195,000                 191,120
  7.00%; 03/15/34                                                  130,000                 130,957
                                                                                           322,077
NON-HAZARDOUS WASTE DISPOSAL (0.20%)
 Allied Waste
  8.50%; 12/01/08                                                  150,000                 157,500
 Casella Waste Systems
  9.75%; 02/01/13                                                  125,000                 137,500
 Waste Management
  5.00%; 03/15/14                                                  125,000                 126,391
                                                                                           421,391
OFFICE AUTOMATION & EQUIPMENT (0.07%)
 Xerox
  7.63%; 06/15/13                                                  125,000                 137,500
OIL & GAS DRILLING (0.25%)
 Nabors Holdings
  4.88%; 08/15/09                                                  270,000                 279,939
 Precision Drilling
  5.63%; 06/01/14                                                  225,000                 237,535
                                                                                           517,474
OIL COMPANY-EXPLORATION & PRODUCTION (1.29%)
 Anadarko Finance
  6.75%; 05/01/11                                                  275,000                 312,985
 Callon Petroleum
  9.75%; 12/08/10                                                  150,000                 157,500
 Devon Financing
  7.88%; 09/30/31                                                  165,000                 208,137
 Energy Partners
  8.75%; 08/01/10                                                  150,000                 162,750
 Husky Energy
  6.15%; 06/15/19                                                  200,000                 215,457

                                                       Principal
                                                         Amount                             Value
-----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Nexen
  5.05%; 11/20/13                                               $   105,000            $    105,383
  7.88%; 03/15/32                                                   125,000                 155,806
 Pemex Project Funding Master Trust
  6.13%; 08/15/08                                                   315,000                 333,900
  7.88%; 02/01/09                                                   350,000                 393,750
 Petroleos Mexicanos
  6.50%; 02/01/05                                                   600,000                 606,000
 XTO Energy
  6.25%; 04/15/13                                                    50,000                  55,242
                                                                                          2,706,910
OIL COMPANY-INTEGRATED (0.38%)
 Occidental Petroleum
  4.00%; 11/30/07                                                   175,000                 178,315
 Petrobras International Finance
  8.38%; 12/10/18                                                   225,000                 226,125
  9.13%; 02/01/07                                                   225,000                 246,937
 Petronas Capital /2/
  7.88%; 05/22/22                                                   125,000                 154,031
                                                                                            805,408
OIL FIELD MACHINERY & EQUIPMENT (0.14%)
 Cooper Cameron
  2.65%; 04/15/07                                                   290,000                 284,981
OIL REFINING & MARKETING (0.83%)
 Enterprise Products Operating /2/
  4.00%; 10/15/07                                                   280,000                 282,205
 Enterprise Products Partners
  6.38%; 02/01/13                                                   110,000                 118,949
 Frontier Oil
  11.75%; 11/15/09                                                  570,000                 605,625
 Tesoro Petroleum
  9.63%; 11/01/08                                                   440,000                 485,100
 Valero Energy
  6.88%; 04/15/12                                                   225,000                 256,089
                                                                                          1,747,968
OIL-FIELD SERVICES (0.37%)
 Halliburton /1/
  3.57%; 10/17/05                                                   775,000                 781,302
PAPER & RELATED PRODUCTS (0.92%)
 International Paper
  3.80%; 04/01/08                                                   550,000                 550,998
  5.85%; 10/30/12                                                    55,000                  58,720
  6.75%; 09/01/11                                                    50,000                  56,199
 Norske Skog /2/
  7.63%; 10/15/11                                                   500,000                 569,666
 Sappi Papier Holding /2/
  6.75%; 06/15/12                                                   140,000                 155,080
 Smurfit Capital Funding
  6.75%; 11/20/05                                                   330,000                 340,725
 Weyerhaeuser
  6.75%; 03/15/12                                                   100,000                 113,177
  7.38%; 03/15/32                                                    75,000                  87,487
                                                                                          1,932,052
                                                       Principal
                                                        Amount                             Value
-------------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)
PETROCHEMICALS (0.14%)
 Braskem /2/
  11.75%; 01/22/14                                                $   265,000            $    295,475
PHYSICAL THERAPY & REHABILITATION CENTERS (0.07%)
 HealthSouth
  7.63%; 06/01/12                                                     150,000                 145,500
PHYSICIAN PRACTICE MANAGEMENT (0.06%)
 US Oncology /2/
  9.00%; 08/15/12                                                     125,000                 135,000
PIPELINES (0.86%)
 Buckeye Partners
  4.63%; 07/15/13                                                     275,000                 269,106
 Duke Capital
  4.37%; 03/01/09                                                     140,000                 141,957
 Duke Energy Field Services
  7.88%; 08/16/10                                                     260,000                 307,507
 Enbridge Energy Partners
  4.00%; 01/15/09                                                      90,000                  89,514
 Equitable Resources
  5.15%; 11/15/12                                                     130,000                 135,829
 Kinder Morgan Energy Partners
  5.35%; 08/15/07                                                     170,000                 178,212
 National Fuel Gas
  5.25%; 03/01/13                                                     175,000                 180,261
 PG&E Gas Transmission
  7.10%; 06/01/05                                                     200,000                 204,750
 TEPPCO Partners
  6.13%; 02/01/13                                                      45,000                  48,445
 Texas Eastern Transmission
  5.25%; 07/15/07                                                     245,000                 256,527
                                                                                            1,812,108
PROPERTY & CASUALTY INSURANCE (1.79%)
 ACE
  6.00%; 04/01/07                                                     150,000                 157,453
 ACE INA Holdings
  5.88%; 06/15/14                                                     145,000                 150,709
 Arch Capital Group
  7.35%; 05/01/34                                                     365,000                 384,867
 Infinity Property & Casualty
  5.50%; 02/18/14                                                     335,000                 334,247
 Markel
  6.80%; 02/15/13                                                     330,000                 356,400
 St. Paul
  5.75%; 03/15/07                                                     475,000                 497,793
 W.R. Berkley
  5.13%; 09/30/10                                                     575,000                 585,493
  5.88%; 02/15/13                                                     155,000                 159,572
 XL Capital
  5.25%; 09/15/14                                                     655,000                 653,919
  6.50%; 01/15/12                                                     450,000                 491,254
                                                                                            3,771,707
PUBLISHING-BOOKS (0.17%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                                     350,000                 367,799

                                                       Principal
                                                        Amount                                 Value
-----------------------------------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)
PUBLISHING-PERIODICALS (0.07%)
 Dex Media West
  9.88%; 08/15/13                                             $   123,000            $    145,447
QUARRYING (0.08%)
 Compass Minerals International /1/ /4/
  0.00%; 06/01/13                                                 200,000                 158,000
RACETRACKS (0.13%)
 Penn National Gaming
  11.13%; 03/01/08                                                250,000                 270,312
RECREATIONAL CENTERS (0.18%)
 AMF Bowling Worldwide /2/
  10.00%; 03/01/10                                                200,000                 214,000
 Town Sports International
  9.63%; 04/15/11                                                 150,000                 158,250
                                                                                          372,250
REGIONAL BANKS (1.36%)
 Bank One
  7.63%; 08/01/05                                                 725,000                 752,891
 KeyCorp
  4.63%; 05/16/05                                                 475,000                 480,066
 PNC Funding
  5.75%; 08/01/06                                                 650,000                 680,731
 Wachovia
  5.63%; 12/15/08                                                 600,000                 646,467
  6.38%; 02/01/09                                                 100,000                 109,384
 Wells Fargo
  3.12%; 08/15/08                                                 200,000                 196,282
                                                                                        2,865,821
REINSURANCE (0.10%)
 Endurance Specialty Holdings
  7.00%; 07/15/34                                                 210,000                 213,644
RENTAL-AUTO & EQUIPMENT (0.22%)
 NationsRent
  9.50%; 10/15/10                                                 315,000                 348,075
 United Rentals
  6.50%; 02/15/12                                                 125,000                 123,750
                                                                                          471,825
RESORTS & THEME PARKS (0.08%)
 Intrawest /2/
  7.50%; 10/15/13                                                 150,000                 160,500
RETAIL-APPAREL & SHOE (0.09%)
 Mothers Work
  11.25%; 08/01/10                                                200,000                 192,000
RETAIL-ARTS & CRAFTS (0.13%)
 Michaels Stores
  9.25%; 07/01/09                                                 250,000                 269,687
RETAIL-AUTOMOBILE (0.05%)
 Asbury Automotive Group
  9.00%; 06/15/12                                                 100,000                 105,500
RETAIL-DRUG STORE (0.15%)
 Duane Reade /2/
  9.75%; 08/01/11                                                 150,000                 144,000

                                                       Principal
                                                         Amount                            Value
----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

RETAIL-DRUG STORE (CONTINUED)
 Rite Aid
  12.50%; 09/15/06                                             $   150,000            $    170,250
                                                                                           314,250
RETAIL-JEWELRY (0.06%)
 Finlay Fine Jewelry
  8.38%; 06/01/12                                                  125,000                 136,563
RETAIL-PROPANE DISTRIBUTION (0.16%)
 AmeriGas Partners
  8.88%; 05/20/11                                                  150,000                 164,250
 Star Gas Partners /2/
  10.25%; 02/15/13                                                 170,000                 163,625
                                                                                           327,875
RETAIL-RESTAURANTS (0.10%)
 VICORP Restaurants
  10.50%; 04/15/11                                                 200,000                 200,000
RETAIL-TOY STORE (0.10%)
 Toys R Us
  8.75%; 09/01/21                                                  200,000                 200,000
RETAIL-VIDEO RENTAL (0.06%)
 Blockbuster /2/
  9.00%; 09/01/12                                                  125,000                 128,125
RETAIL-VISION SERVICE CENTER (0.04%)
 Cole National Group
  8.63%; 08/15/07                                                   75,000                  76,078
SATELLITE TELECOM (0.07%)
 Intelsat
  5.25%; 11/01/08                                                  150,000                 141,256
SAVINGS & LOANS-THRIFTS (0.49%)
 Washington Mutual
  3.81%; 06/25/34                                                  410,000                 406,062
  3.97%; 03/25/33                                                  528,000                 526,242
  5.50%; 01/15/13                                                  100,000                 104,554
                                                                                         1,036,858
SEMICONDUCTOR EQUIPMENT (0.08%)
 Amkor Technology
  7.75%; 05/15/13                                                  200,000                 172,500
SOVEREIGN (0.79%)
 Mexico Government
  2.75%; 01/13/09 /1/                                              300,000                 302,100
  8.30%; 08/15/31                                                  260,000                 300,560
  8.38%; 01/14/11                                                  690,000                 814,200
 South Africa Government
  6.50%; 06/02/14                                                  220,000                 238,975
                                                                                         1,655,835
SPECIAL PURPOSE ENTITY (0.36%)
 Borden US Finance/Nova Scotia Finance /2/
  9.00%; 07/15/14                                                  100,000                 109,375
 Da-Lite Screen
  9.50%; 05/15/11                                                  150,000                 159,000
 Farmers Exchange Capital /2/
  7.05%; 07/15/28                                                  225,000                 227,863

                                                       Principal
                                                        Amount                             Value
-----------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

SPECIAL PURPOSE ENTITY (CONTINUED)
 Fondo Latinoamericano de Reservas /2/
  3.00%; 08/01/06                                               $   270,000            $    270,792
                                                                                            767,030
STEEL PRODUCERS (0.10%)
 International Steel Group
  6.50%; 04/15/14                                                   200,000                 214,000
STEEL-SPECIALTY (0.18%)
 CSN Islands VIII /2/
  9.75%; 12/16/13                                                   375,000                 380,625
SUPRANATIONAL BANK (0.21%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                   190,000                 192,742
  6.88%; 03/15/12                                                   230,000                 257,955
                                                                                            450,697
TELEPHONE-INTEGRATED (2.69%)
 British Telecommunications /1/
  7.88%; 12/15/05                                                   940,000                 992,962
 Deutsche Telekom International Finance /1/
  8.50%; 06/15/10                                                   440,000                 530,094
 France Telecom /1/
  8.50%; 03/01/11                                                   505,000                 606,517
 Northwestern Bell Telephone
  6.25%; 01/01/07                                                   250,000                 250,000
 SBC Communications
  4.13%; 09/15/09                                                   215,000                 216,075
  6.15%; 09/15/34                                                   100,000                 101,019
 Sprint Capital
  6.13%; 11/15/08                                                   100,000                 108,345
  6.88%; 11/15/28                                                   325,000                 349,026
  6.90%; 05/01/19                                                   100,000                 111,951
  8.75%; 03/15/32                                                   230,000                 301,372
 Telecom Italia Capital
  4.00%; 01/15/10 /2/                                             1,025,000               1,015,461
  5.25%; 11/15/13                                                   280,000                 286,689
  6.38%; 11/15/33                                                   130,000                 134,923
 Telefonos de Mexico
  4.50%; 11/19/08                                                   135,000                 136,189
  8.25%; 01/26/06                                                   385,000                 409,351
 Verizon Florida
  6.13%; 01/15/13                                                    90,000                  97,181
                                                                                          5,647,155
TEXTILE-HOME FURNISHINGS (0.07%)
 Mohawk Industries
  6.50%; 04/15/07                                                   145,000                 155,048
THEATERS (0.09%)
 Cinemark
  0.00%; 03/15/14 /1/ /4/                                           270,000                 191,025
TRANSPORT-RAIL (0.15%)
 Canadian National Railway
  4.25%; 08/01/09                                                   215,000                 218,779
 Union Pacific
  4.70%; 01/02/24                                                   100,000                  97,341
                                                                                            316,120

                                                       Principal
                                                        Amount                               Value
---------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)
TRANSPORT-SERVICES (0.17%)
 CHC Helicopter
  7.38%; 05/01/14                                             $   150,000            $    159,750
 FedEx
  1.88%; 04/01/05                                                 190,000                 190,106
                                                                                          349,856
VITAMINS & NUTRITION PRODUCTS (0.16%)
 NBTY
  8.63%; 09/15/07                                                 200,000                 202,000
 WH Holdings/WH Capital
  9.50%; 04/01/11                                                 125,000                 136,875
                                                                                          338,875
WIRE & CABLE PRODUCTS (0.10%)
 Superior Essex Communications
  9.00%; 04/15/12                                                 200,000                 203,000
WIRELESS EQUIPMENT (0.08%)
 SBA Telecom/SBA Communications /1 4/
  0.00%; 12/15/11                                                 200,000                 168,500
                                                             TOTAL BONDS              115,954,951

                                                      Principal
                                                      Amount                                 Value
-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (16.58%)
4.50%; 12/01/09                                                 1,441,258               1,462,637
4.50%; 11/01/18                                                 2,288,581               2,300,701
5.00%; 01/01/18                                                 3,609,898               3,685,774
5.00%; 05/01/18                                                 1,898,958               1,939,029
5.00%; 06/01/34                                                 6,766,626               6,754,399
5.50%; 05/01/17                                                 1,416,005               1,467,859
5.50%; 06/01/24                                                 4,890,622               5,023,921
5.50%; 04/01/33                                                 1,577,788               1,609,870
5.50%; 11/01/34 /6/                                             2,000,000               2,036,876
6.00%; 03/01/22                                                 1,020,832               1,063,743
6.00%; 03/01/31                                                   230,746                 239,218
6.00%; 04/01/31                                                    52,740                  54,676
6.00%; 12/01/31                                                 1,054,807               1,093,537
6.00%; 11/01/34 /6/                                             2,800,000               2,898,874
6.50%; 06/01/17                                                 1,096,368               1,161,764
6.50%; 03/01/19                                                   606,895                 641,441
6.50%; 03/01/29                                                   132,369                 139,456
6.50%; 05/01/29                                                   198,686                 209,265
6.50%; 04/01/31                                                   126,329                 132,992
7.00%; 12/01/29                                                   125,827                 133,787
7.00%; 06/01/30                                                    90,931                  96,634
7.00%; 12/01/30                                                    89,627                  95,248
7.50%; 11/01/29                                                    39,768                  42,734
7.50%; 09/01/30                                                    31,745                  34,093

                                                      Principal
                                                      Amount                             Value
---------------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
7.50%; 09/01/30                                                 $    45,544            $     48,912
7.50%; 01/01/31                                                     165,038                 177,245
7.50%; 03/01/31                                                      47,591                  51,111
8.00%; 09/01/30                                                     248,291                 269,652
                                                  TOTAL FHLMC CERTIFICATES               34,865,448

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (11.68%)
4.50%; 11/01/34 /6/                                               3,150,000               3,057,469
5.00%; 03/01/18                                                   2,356,642               2,408,365
5.00%; 06/01/18                                                   1,377,311               1,407,540
5.00%; 11/01/34 /6/                                               3,800,000               3,785,750
5.50%; 07/01/33                                                   2,339,422               2,386,638
5.50%; 09/01/33                                                   1,460,345               1,489,819
5.50%; 11/01/34 /6/                                               6,500,000               6,617,812
6.00%; 05/01/09                                                     265,249                 278,705
6.00%; 07/01/09                                                     447,793                 472,870
6.00%; 07/01/09                                                     318,712                 334,881
6.00%; 05/01/32                                                     268,795                 279,136
6.50%; 01/01/11                                                     161,992                 171,156
6.50%; 02/01/11                                                     195,592                 207,810
6.50%; 02/01/11                                                     213,404                 226,718
6.50%; 03/01/11                                                     399,042                 423,938
6.50%; 09/01/32                                                     741,481                 780,960
7.00%; 08/01/29                                                      30,779                  32,736
7.00%; 02/01/32                                                     182,277                 193,642
                                                   TOTAL FNMA CERTIFICATES               24,555,945

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (3.20%)
6.00%; 07/20/28                                                      550,293                 573,977
6.00%; 11/20/28                                                      539,055                 562,254
6.00%; 01/20/29                                                      572,153                 596,362
6.00%; 07/20/29                                                      147,167                 153,393
6.00%; 12/15/33                                                      545,131                 567,641
6.50%; 03/20/28                                                      114,294                 120,860
6.50%; 05/20/29                                                       98,058                 103,642
6.50%; 12/15/32                                                    2,778,195               2,942,840
7.00%; 06/15/32                                                      756,616                 807,778
7.50%; 10/15/31                                                      267,876                 288,513
                                                    TOTAL GNMA CERTIFICATES                6,717,260

                                                       Principal
                                                       Amount                               Value
 ------------------------------------------------------------------------------------------------------------

TREASURY BONDS (13.30%)
 U.S. Treasury
  3.63%; 07/15/09                                                $ 2,100,000            $  2,133,552
  4.00%; 02/15/14                                                  1,100,000               1,100,043
  4.75%; 05/15/14                                                  1,000,000               1,057,344
  5.00%; 02/15/11                                                  1,500,000               1,619,766
  5.38%; 02/15/31                                                  2,505,000               2,720,763
  6.13%; 08/15/29                                                     25,000                  29,520
  6.25%; 08/15/23                                                  1,850,000               2,185,313
  6.25%; 05/15/30                                                  1,310,000               1,575,275
  6.75%; 08/15/26                                                  1,000,000               1,256,797
  7.50%; 11/15/16                                                  1,770,000               2,292,357
  8.00%; 11/15/21                                                    760,000               1,054,648
 U.S. Treasury Inflation-Indexed Obligations
  2.00%; 01/15/14                                                  1,128,138               1,169,430
  3.38%; 01/15/07                                                  3,827,424               4,101,624
  3.88%; 01/15/09                                                  2,542,078               2,884,165
  4.25%; 01/15/10                                                  2,365,293               2,772,381
                                                                                          27,952,978
                                                       TOTAL TREASURY BONDS               27,952,978

                                                       Shares
                                                       Held                                  Value
 ----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.00%)
COMPUTER SERVICES (0.00%)
 Decisionone /4/ /7/                                                  3,500            $          -
 Decisionone /4/ /7/                                                  2,054                       -
 Decisionone /4/ /7/                                                  3,540                       -
 Decisionone /4/ /7/                                                  2,100                       -
                                                                                                  -
                                                       TOTAL COMMON STOCKS                        -

                                                      Principal
                                                       Amount                             Value
 ---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.84%)
AEROSPACE & DEFENSE EQUIPMENT (2.61%)
 United Technologies
  1.85%; 11/01/04                                               $ 5,500,000            $  5,500,000
FINANCE-CONSUMER LOANS (5.23%)
 Investment in Joint Trading Account; Household
  Finance
  1.84%; 11/01/04                                                10,987,888              10,987,888
                                                    TOTAL COMMERCIAL PAPER               16,487,888

                                                                                    Maturity
                                                                                     Amount                         Value
 ----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.24%)
 Bear Stearns; 1.85%; dated 10/29/04 maturing
  11/01/04 (collateralized by FNMA; $516,008;
  11/17/11) /5/                                                                         $   505,968            $    505,890
                                                                       TOTAL REPURCHASE AGREEMENTS                  505,890

                                                             TOTAL PORTFOLIO INVESTMENTS (107.99%)              227,040,360
LIABILITIES, NET OF CASH,
 RECEIVABLES AND OTHER ASSETS
 (-7.99%)                                                                                                       (16,803,270)
                                                                        TOTAL NET ASSETS (100.00%)             $210,237,090
                                                                                                               ---------------

/1 /Variable rate.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $14,559,126 or 6.93% of net assets.
/3 /Security or a portion of the security was on loan at the end of the period. /4 /Non-income producing security.
/5 /Security was purchased with the cash proceeds from securities loans.
/6 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/7 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, these securities had no value.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  5,271,484
Unrealized Depreciation                          (817,370)
                                             ------------
Net Unrealized Appreciation (Depreciation)      4,454,114
Cost for federal income tax purposes         $222,586,246

                                                Notional    Unrealized
                 Description                     Amount     Gain (Loss)
------------------------------------------------------------------------
SWAP AGREEMENTS
TOTAL RETURN SWAPS
Receive monthly a return equal to the Lehman   $9,000,000     $57,560
ERISA Eligible CMBS Index and pay monthly a
floating rate based on 1-month LIBOR less 45
basis points with Morgan Stanley. Expires
November 2004.


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
                                   $
 Mortgage Securities                  70,611,795                 31.09%
 Government                           40,082,597                 17.65
 Financial                            38,643,197                 17.02
 Communications                       14,738,224                  6.49
 Industrial                           12,432,224                  5.47
 Asset Backed Securities              10,571,543                  4.66
 Utilities                             8,691,662                  3.83
 Energy                                8,501,312                  3.74
 Consumer, Cyclical                    8,338,028                  3.67
 Consumer, Non-cyclical                6,505,565                  2.87
 Basic Materials                       6,187,607                  2.72
 Technology                            1,576,949                  0.69
 Diversified                             159,657                  0.07
 Swap Agreements                          57,560                  0.03
                    TOTAL           $227,097,920                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL CAPITAL VALUE FUND, INC.

                                OCTOBER 31, 2004

                                                                             Shares

                                                                             Held                                  Value

-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.84%)
AEROSPACE & DEFENSE (0.67%)
                                                                                                               $
 Northrop Grumman                                                                            43,970               2,275,447
AEROSPACE & DEFENSE EQUIPMENT (2.26%)
 General Dynamics                                                                            39,730               4,057,228
 United Technologies                                                                         38,750               3,596,775
                                                                                                                  7,654,003
AIRLINES (0.38%)
 ExpressJet Holdings /1/ /2/                                                                116,600               1,296,592
APPAREL MANUFACTURERS (0.29%)
 Polo Ralph Lauren                                                                           26,380                 974,213
APPLICATIONS SOFTWARE (0.70%)
 Microsoft                                                                                   84,800               2,373,552
ATHLETIC FOOTWEAR (0.52%)
 Nike                                                                                        21,800               1,772,558
AUTO-CARS & LIGHT TRUCKS (0.57%)
 Ford Motor                                                                                 149,040               1,941,991
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.81%)
 Paccar                                                                                      39,621               2,746,132
BEVERAGES-NON-ALCOHOLIC (0.48%)
 Coca-Cola                                                                                   40,170               1,633,312
BROADCASTING SERVICES & PROGRAMMING (0.32%)
 Fox Entertainment Group /1/                                                                 36,600               1,085,556
BUILDING-RESIDENTIAL & COMMERCIAL (1.26%)
 MDC Holdings                                                                                33,170               2,545,798
 Pulte                                                                                       31,480               1,727,622
                                                                                                                  4,273,420
CABLE TV (0.83%)
 Comcast /1/                                                                                 85,660               2,526,970
 Mediacom Communications /1/                                                                 42,700                 279,685
                                                                                                                  2,806,655
CELLULAR TELECOMMUNICATIONS (1.08%)
 Nextel Partners /1/ /2/                                                                     82,300               1,385,932
 Western Wireless /1/                                                                        77,800               2,267,092
                                                                                                                  3,653,024
CHEMICALS-SPECIALTY (1.06%)
 Lubrizol                                                                                    34,300               1,191,239
 Sigma-Aldrich                                                                               43,000               2,392,520
                                                                                                                  3,583,759
COAL (0.43%)
 Peabody Energy                                                                              22,900               1,460,562
COMMERCIAL BANKS (3.15%)
 City National                                                                               33,980               2,341,222
 Fremont General                                                                             43,650                 938,475
 Marshall & Ilsley                                                                           75,650               3,175,030
 R&G Financial                                                                               25,330                 952,915
 UnionBanCal                                                                                 53,580               3,254,985
                                                                                                                 10,662,627
COMPUTER AIDED DESIGN (0.67%)
 Autodesk                                                                                    42,850               2,260,338

                                                                             Shares
                                                                             Held                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS (0.69%)
                                                                                                               $
 International Business Machines                                                             26,200               2,351,450
COMPUTERS-INTEGRATED SYSTEMS (0.49%)
 Brocade Communications Systems /1/                                                         242,900               1,649,291
CONTAINERS-METAL & GLASS (0.62%)
 Ball                                                                                        52,860               2,106,471
COSMETICS & TOILETRIES (1.69%)
 Avon Products                                                                               56,760               2,244,858
 Procter & Gamble                                                                            67,880               3,474,098
                                                                                                                  5,718,956
DIRECT MARKETING (0.71%)
 Harte-Hanks                                                                                 92,890               2,390,989
DIVERSIFIED MANUFACTURING OPERATIONS (3.74%)
 General Electric                                                                           371,288              12,668,347
ELECTRIC-INTEGRATED (4.33%)
 Constellation Energy Group                                                                  39,930               1,621,957
 Edison International                                                                       102,200               3,117,100
 Exelon                                                                                      60,560               2,399,387
 MDU Resources Group                                                                         97,370               2,497,541
 PPL                                                                                         27,600               1,435,200
 TXU                                                                                         58,720               3,594,838
                                                                                                                 14,666,023
ELECTRONIC CONNECTORS (0.61%)
 Amphenol /1/                                                                                60,630               2,081,428
ELECTRONIC MEASUREMENT INSTRUMENTS (0.44%)
 Tektronix                                                                                   48,670               1,476,161
ENGINES-INTERNAL COMBUSTION (1.12%)
 Briggs & Stratton                                                                           32,830               2,357,522
 Cummins Engine                                                                              20,700               1,450,656
                                                                                                                  3,808,178
ENTERPRISE SOFTWARE & SERVICE (0.54%)
 Oracle /1/                                                                                 144,700               1,831,902
FINANCE-AUTO LOANS (0.27%)
 WFS Financial /1/                                                                           20,400                 898,824
FINANCE-CREDIT CARD (2.05%)
 Capital One Financial                                                                       49,380               3,642,269
 MBNA                                                                                       129,090               3,308,576
                                                                                                                  6,950,845
FINANCE-INVESTMENT BANKER & BROKER (6.90%)
 Citigroup /3/                                                                              213,680               9,480,982
 Goldman Sachs Group                                                                         40,620               3,996,196
 Lehman Brothers Holdings                                                                    48,017               3,944,596
 Merrill Lynch                                                                               42,120               2,271,953
 Morgan Stanley                                                                              71,990               3,677,969
                                                                                                                 23,371,696
FINANCIAL GUARANTEE INSURANCE (0.85%)
 MGIC Investment                                                                             44,800               2,881,088
FOOD-FLOUR & GRAIN (1.09%)
 Archer Daniels Midland                                                                     191,340               3,706,256

                                                                             Shares
                                                                             Held                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GARDEN PRODUCTS (0.38%)
                                                                                                               $
 Toro                                                                                        18,650               1,272,863
GAS-DISTRIBUTION (0.77%)
 Energen                                                                                     48,670               2,617,473
HOTELS & MOTELS (0.45%)
 Starwood Hotels & Resorts Worldwide                                                         32,100               1,532,133
HUMAN RESOURCES (0.31%)
 Robert Half International                                                                   40,212               1,066,824
INSTRUMENTS-SCIENTIFIC (0.30%)
 Applied Biosystems Group                                                                    53,130               1,013,720
INTERNET FINANCIAL SERVICES (0.45%)
 IndyMac Bancorp                                                                             47,300               1,525,898
LIFE & HEALTH INSURANCE (1.92%)
 AmerUs Group /2/                                                                            23,910                 998,960
 Jefferson-Pilot                                                                             59,250               2,861,182
 Lincoln National                                                                            22,310                 977,178
 UnumProvident                                                                              121,700               1,662,422
                                                                                                                  6,499,742
MACHINERY TOOLS & RELATED PRODUCTS (0.51%)
 Lincoln Electric Holdings /2/                                                               52,160               1,741,101
MACHINERY-FARM (1.04%)
 Deere                                                                                       59,210               3,539,574
MEDICAL PRODUCTS (0.67%)
 Zimmer Holdings /1/                                                                         29,320               2,274,939
MEDICAL-BIOMEDICAL/GENE (0.30%)
 Affymetrix /1/ /2/                                                                          33,820               1,031,510
MEDICAL-GENERIC DRUGS (0.54%)
 Eon Labs /1/ /2/                                                                            74,200               1,826,062
MEDICAL-HMO (0.48%)
 Aetna                                                                                       17,010               1,615,950
METAL-ALUMINUM (0.65%)
 Century Aluminum /1/ /2/                                                                    94,870               2,195,292
MISCELLANEOUS INVESTING (2.58%)
 Archstone-Smith Trust                                                                       30,910               1,037,031
 Equity Residential Properties Trust                                                         61,870               2,063,364
 Kimco Realty                                                                                44,800               2,443,840
 Prologis Trust                                                                              38,000               1,481,240
 Ventas                                                                                      63,310               1,703,039
                                                                                                                  8,728,514
MONEY CENTER BANKS (4.46%)
 Bank of America                                                                            169,122               7,574,974
 JP Morgan Chase                                                                            195,020               7,527,772
                                                                                                                 15,102,746
MULTI-LINE INSURANCE (1.94%)
 American International Group                                                                51,600               3,132,636
 Hartford Financial Services Group                                                           36,300               2,122,824
 MetLife                                                                                     34,740               1,332,279
                                                                                                                  6,587,739

                                                                             Shares
                                                                             Held                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (2.66%)
                                                                                                               $
 McGraw-Hill                                                                                 21,060               1,816,425
 Time Warner /1/                                                                            280,970               4,675,341
 Walt Disney                                                                                100,300               2,529,566
                                                                                                                  9,021,332
NETWORKING PRODUCTS (0.41%)
 Juniper Networks /1/                                                                        52,760               1,403,944
OIL COMPANY-EXPLORATION & PRODUCTION (2.51%)
 Apache                                                                                      66,730               3,383,211
 Burlington Resources                                                                        70,500               2,925,750
 Devon Energy                                                                                29,520               2,183,594
                                                                                                                  8,492,555
OIL COMPANY-INTEGRATED (9.72%)
 Amerada Hess                                                                                16,600               1,339,786
 ChevronTexaco                                                                              107,440               5,700,766
 ConocoPhillips                                                                              51,750               4,363,042
 Exxon Mobil /3/                                                                            290,203              14,283,792
 Marathon Oil                                                                                58,860               2,243,155
 Occidental Petroleum                                                                        89,549               4,999,521
                                                                                                                 32,930,062
OPTICAL SUPPLIES (0.63%)
 Bausch & Lomb                                                                               34,910               2,128,114
PAPER & RELATED PRODUCTS (1.41%)
 Georgia-Pacific                                                                             66,470               2,299,197
 Louisiana-Pacific                                                                          100,900               2,473,059
                                                                                                                  4,772,256
PIPELINES (1.48%)
 National Fuel Gas                                                                           87,860               2,461,837
 Questar                                                                                     52,975               2,542,800
                                                                                                                  5,004,637
POULTRY (0.28%)
 Pilgrims Pride /2/                                                                          34,920                 944,237
PROPERTY & CASUALTY INSURANCE (0.88%)
 Chubb                                                                                       28,300               2,041,279
 State Auto Financial                                                                        33,300                 947,385
                                                                                                                  2,988,664
PUBLISHING-NEWSPAPERS (0.30%)
 Journal Register /1/                                                                        53,800               1,011,440
RECYCLING (0.30%)
 Metal Management /1/ /2/                                                                    55,426               1,008,753
REGIONAL BANKS (6.68%)
 Comerica                                                                                    16,160                 994,002
 Huntington Bancshares                                                                      110,440               2,645,038
 KeyCorp                                                                                    120,140               4,035,502
 National City                                                                               65,900               2,568,123
 PNC Financial Services Group                                                                30,450               1,592,535
 U.S. Bancorp                                                                               130,120               3,722,733
 Wachovia                                                                                    57,020               2,805,954
 Wells Fargo                                                                                 71,490               4,269,383
                                                                                                                 22,633,270

                                                                             Shares
                                                                             Held                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-CONSUMER ELECTRONICS (0.37%)
                                                                                                               $
 RadioShack                                                                                  41,566               1,244,070
RETAIL-REGIONAL DEPARTMENT STORE (0.61%)
 Neiman Marcus Group                                                                         33,780               2,054,837
RETAIL-RESTAURANTS (1.86%)
 McDonald's                                                                                 143,560               4,184,774
 Yum! Brands                                                                                 48,670               2,117,145
                                                                                                                  6,301,919
STEEL PRODUCERS (0.27%)
 Schnitzer Steel Industries                                                                  32,540                 919,255
TELECOMMUNICATION SERVICES (0.44%)
 PTEK Holdings /1/                                                                          148,500               1,479,060
TELEPHONE-INTEGRATED (3.80%)
 AT&T                                                                                        76,700               1,312,337
 SBC Communications                                                                         207,430               5,239,682
 Verizon Communications                                                                     161,392               6,310,427
                                                                                                                 12,862,446
TOBACCO (1.07%)
 Altria Group                                                                                75,150               3,641,769
TRANSPORT-AIR FREIGHT (0.98%)
 CNF                                                                                         75,780               3,317,648
WIRELESS EQUIPMENT (0.81%)
 Motorola                                                                                   158,750               2,740,025
                                                                               TOTAL COMMON STOCKS              328,084,019

                                                                             Principal
                                                                             Amount                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.15%)
FINANCE-CONSUMER LOANS (3.15%)
 Investment in Joint Trading Account; Household Finance
                                                                                        $                      $
  1.84%; 11/01/04                                                                        10,660,277              10,660,277
                                                                            TOTAL COMMERCIAL PAPER               10,660,277

                                                                            Maturity
                                                                             Amount                                Value
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.03%)
 Goldman Sachs; 1.75%, 11/01/04 (collateralized by U.S. Treasuries;
  $6,954,716; 11/18/04 - 01/15/12) /4/                                                  $ 6,896,006            $  6,895,000
                                                                       TOTAL REPURCHASE AGREEMENTS                6,895,000
                                                                                                               ------------

                                                             TOTAL PORTFOLIO INVESTMENTS (102.02%)              345,639,296
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER                             ASSETS (-2.02%)                      (6,843,566)
                                                                        TOTAL NET ASSETS (100.00%)             $338,795,730
                                                                                                               ---------------

   Contract                    Opening       Current      Unrealized
     Type        Commitment  Market Value  Market Value   Gain (Loss)
----------------------------------------------------------------------
FUTURES CONTRACTS
31 Russell 1000    Buy        $9,408,844    $9,372,850     $(35,994)
December, 2004
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 24,737,789
Unrealized Depreciation                        (6,115,573)
                                             ------------
Net Unrealized Appreciation (Depreciation)     18,622,216
Cost for federal income tax purposes         $327,017,080


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Financial                         $126,386,931                 35.60%
 Energy                              47,887,816                 13.49
 Industrial                          42,690,832                 12.02
 Communications                      38,454,470                 10.83
 Consumer, Non-cyclical              25,587,929                  7.21
 Consumer, Cyclical                  25,410,728                  7.16
 Utilities                           17,283,495                  4.87
 Basic Materials                     11,470,562                  3.23
 Technology                          10,466,533                  2.95
 Futures Contracts                    9,372,850                  2.64
                   TOTAL           $355,012,146                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL CASH MANAGEMENT FUND, INC.

                                OCTOBER 31, 2004

                                               Principal
                                                Amount                 Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER (95.27%)
ASSET BACKED SECURITIES (10.32%)
 CAFCO
                                               $                    $
  1.89%; 12/16/04                              2,600,000              2,593,857
  1.90%; 12/17/04                              1,045,000              1,042,463
  2.02%; 01/07/05                              3,500,000              3,486,842
 CXC
  1.45%; 11/15/04                              2,600,000              2,598,534
  1.85%; 12/16/04                              2,000,000              1,995,375
  1.90%; 02/25/05                              2,300,000              2,285,919
 FCAR Owner Trust I
  1.63%; 11/02/04                              2,700,000              2,699,878
  1.73%; 12/03/04                              2,000,000              1,996,924
  1.83%; 12/10/04                              2,600,000              2,594,845
  1.89%; 01/06/05                              2,400,000              2,391,684
  2.05%; 01/19/05                                960,000                955,681
 Windmill Funding
  1.71%; 11/24/04                              2,000,000              1,997,815
  1.78%; 12/01/04                              2,200,000              2,196,737
  1.87%; 12/15/04                              1,945,000              1,940,555
  2.00%; 01/12/05                              2,500,000              2,490,000
                                                                     33,267,109
BREWERY (0.78%)
 Anheuser-Busch
  1.77%; 11/22/04                              2,500,000              2,497,419
CHEMICALS-DIVERSIFIED (1.70%)
 E. I. Du Pont de Nemours
  1.87%; 12/27/04                              2,700,000              2,692,146
  1.90%; 12/28/04                              2,800,000              2,791,577
                                                                      5,483,723
COMMERCIAL BANKS (8.02%)
 Calyon North America
  1.78%; 12/08/04                              2,100,000              2,096,169
 Nordea North America
  1.63%; 11/12/04                              2,000,000              1,999,004
  1.72%; 11/29/04                              3,130,000              3,125,667
  1.74%; 11/18/04                              2,205,000              2,203,188
  1.80%; 11/30/04                              1,445,000              1,442,858
  1.97%; 01/31/05                              2,000,000              1,990,041
 Svenska Handelsbanken
  1.60%; 11/04/04                              2,000,000              1,999,733
  1.60%; 11/10/04                              2,200,000              2,199,021
  1.62%; 11/04/04                              2,200,000              2,199,703
  1.65%; 11/22/04                              2,000,000              1,998,081
  1.69%; 11/10/04                              1,100,000              1,099,535
  1.85%; 12/08/04                              2,525,000              2,520,199
  2.04%; 01/31/05                                995,000                989,869
                                                                     25,863,068
CONSUMER PRODUCTS-MISCELLANEOUS (0.74%)
 Fortune Brands
  1.87%; 11/17/04                              2,390,000              2,388,088
DIVERSIFIED FINANCIAL SERVICES (4.91%)
 Amstel Funding
  1.92%; 12/29/04                              3,000,000              2,990,720
  2.11%; 02/22/05                              1,700,000              1,688,741

                                               Principal
                                                Amount                 Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 General Electric Capital
                                               $                    $
  1.60%; 11/01/04                              2,055,000              2,055,000
  1.65%; 11/17/04                              2,100,000              2,098,460
  1.72%; 11/09/04                              1,400,000              1,399,465
  1.73%; 12/07/04                              1,915,000              1,911,687
  1.73%; 12/20/04                              2,200,000              2,194,819
  1.75%; 12/06/04                              1,500,000              1,497,448
                                                                     15,836,340
FINANCE-AUTO LOANS (3.25%)
 Paccar Financial
  1.63%; 11/18/04                              2,600,000              2,597,999
 Toyota Motor Credit
  1.77%; 11/03/04                              1,550,000              1,549,848
  1.77%; 11/08/04                              1,655,000              1,654,430
  1.77%; 11/19/04                              2,800,000              2,797,438
  2.08%; 01/28/05                              1,900,000              1,890,339
                                                                     10,490,054
FINANCE-COMMERCIAL (3.53%)
 CIT Group
  1.62%; 11/10/04                              2,000,000              1,999,190
  1.67%; 11/12/04                              2,000,000              1,998,980
  2.00%; 01/04/05                              2,100,000              2,092,533
  2.04%; 01/13/05                              2,700,000              2,688,831
  2.10%; 03/02/05                              2,600,000              2,581,648
                                                                     11,361,182
FINANCE-CONSUMER LOANS (3.02%)
 American General Finance
  1.76%; 11/09/04                              2,540,000              2,539,007
 Household Finance
  1.65%; 11/04/04                              2,000,000              1,999,725
  1.73%; 11/16/04                              3,000,000              2,997,837
  1.81%; 11/22/04                              2,200,000              2,197,677
                                                                      9,734,246
FINANCE-INVESTMENT BANKER & BROKER (10.49%)
 Bear Stearns
  1.80%; 12/07/04                              3,000,000              2,994,600
  1.81%; 11/30/04                              2,000,000              1,997,084
  1.83%; 12/03/04                              2,500,000              2,495,933
  2.04%; 01/21/05                              2,200,000              2,189,902
  2.07%; 02/03/05                              1,700,000              1,690,812
 Citigroup Global Markets Holdings
  1.69%; 11/23/04                              2,000,000              1,997,935
  1.72%; 11/08/04                              1,790,000              1,789,401
  1.76%; 11/15/04                              4,500,000              4,496,920
  1.79%; 11/17/04                              2,335,000              2,333,142
  2.05%; 01/11/05                              1,500,000              1,493,935
 Goldman Sachs Group
  1.62%; 11/16/04                              2,600,000              2,598,245
  1.62%; 11/19/04                              2,500,000              2,497,975
  1.64%; 11/23/04                              1,000,000                998,998
 ING U.S. Funding
  1.80%; 12/14/04                              1,900,000              1,895,926
  1.83%; 11/24/04                              2,350,000              2,347,253
                                                                     33,818,061

                                               Principal
                                                Amount                 Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-LEASING COMPANY (2.26%)
 International Lease Finance
                                               $                    $
  1.71%; 11/05/04                              2,770,000              2,769,474
  1.89%; 12/09/04                              2,200,000              2,195,611
  1.91%; 12/14/04                              2,335,000              2,329,673
                                                                      7,294,758
FINANCE-MORTGAGE LOAN/BANKER (5.76%)
 Federal Home Loan Mortgage
  1.51%; 11/01/04                              3,000,000              3,000,000
  1.63%; 12/06/04                                475,000                474,247
  1.87%; 12/21/04                              2,645,000              2,638,130
 Federal National Mortgage Association
  1.52%; 11/03/04                              2,045,000              2,044,827
  1.58%; 11/03/04                              1,100,000              1,099,904
  1.68%; 12/13/04                              2,600,000              2,594,904
  1.81%; 11/24/04                              2,600,000              2,596,994
  1.90%; 12/31/04                              2,035,000              2,028,556
  1.98%; 01/24/05                              2,090,000              2,080,344
                                                                     18,557,906
FINANCE-OTHER SERVICES (9.57%)
 ABN-AMRO North America Finance
  2.00%; 01/31/05                              2,000,000              1,989,383
 Caterpillar Financial Services
  1.46%; 11/08/04                              2,310,000              2,309,344
 Commoloco
  1.83%; 12/07/04                              1,815,000              1,811,570
  1.90%; 12/10/04                              2,200,000              2,195,472
  1.90%; 12/20/04                              2,665,000              2,658,108
 CRC Funding
  1.97%; 01/10/05                              2,300,000              2,291,190
  2.00%; 01/19/05                              2,400,000              2,389,467
  2.03%; 01/06/05                              3,000,000              2,988,835
  2.05%; 01/20/05                              2,700,000              2,687,700
  2.08%; 01/06/05                              1,340,000              1,334,890
 Private Export Funding
  1.70%; 12/09/04                              1,825,000              1,821,725
  1.88%; 12/28/04                              2,500,000              2,492,558
  2.10%; 03/09/05                              2,320,000              2,302,677
  2.10%; 04/05/05                              1,590,000              1,575,624
                                                                     30,848,543
INSURANCE BROKERS (1.62%)
 Marsh & McLennan
  1.81%; 11/23/04                              2,830,000              2,826,870
  1.89%; 12/21/04                              2,400,000              2,393,700
                                                                      5,220,570
MONEY CENTER BANKS (9.56%)
 Bank of America
  1.71%; 12/01/04                              2,000,000              1,997,150
  1.75%; 12/22/04                              2,400,000              2,393,642
  1.83%; 12/15/04                              1,700,000              1,696,198
  1.85%; 12/10/04                              2,200,000              2,195,591
  2.04%; 02/04/05                              2,500,000              2,486,542
 BNP Paribas Finance
  1.80%; 12/02/04                              2,000,000              1,996,891
  1.90%; 12/30/04                              2,200,000              2,193,164

                                               Principal
                                                Amount                 Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
 Citicorp
                                               $                    $
  2.04%; 01/25/05                              2,900,000              2,886,032
 HBOS Treasury Services
  1.60%; 11/05/04                              2,350,000              2,349,582
  1.70%; 12/09/04                              1,400,000              1,397,488
  1.75%; 12/02/04                              2,000,000              1,996,986
  1.83%; 11/30/04                              1,965,000              1,962,040
  1.84%; 12/03/04                              1,905,000              1,901,884
  2.00%; 02/02/05                                680,000                676,486
  2.05%; 02/02/05                              2,700,000              2,685,701
                                                                     30,815,377
OIL COMPANY-INTEGRATED (1.52%)
 Shell Finance
  1.77%; 12/06/04                              1,590,000              1,587,264
  1.78%; 12/08/04                              2,000,000              1,996,300
  1.97%; 01/28/05                              1,335,000              1,328,571
                                                                      4,912,135
RETAIL-DISCOUNT (1.33%)
 Wal-Mart Stores
  1.59%; 11/02/04                              4,300,000              4,299,810
SPECIAL PURPOSE BANKS (1.64%)
 KFW International Finance
  1.66%; 12/02/04                              2,600,000              2,596,283
  1.97%; 01/24/05                              2,700,000              2,687,589
                                                                      5,283,872
SPECIAL PURPOSE ENTITY (10.40%)
 Barclays U.S. Funding
  1.95%; 01/27/05                              1,600,000              1,592,460
  1.96%; 12/27/04                              2,000,000              1,993,918
 Compass Securitization
  1.82%; 11/26/04                              2,555,000              2,551,771
 Grampian Funding
  1.71%; 11/29/04                              2,000,000              1,997,340
  1.84%; 12/21/04                              1,900,000              1,895,144
  1.85%; 12/06/04                              5,175,000              5,165,692
  1.89%; 12/23/04                              2,000,000              1,994,540
 Ranger Funding
  1.72%; 12/01/04                              2,100,000              2,096,990
  1.81%; 11/18/04                              2,400,000              2,397,949
  1.99%; 01/12/05                              2,800,000              2,788,856
 Tulip Funding
  1.81%; 11/19/04                              2,700,000              2,697,557
 Yorktown Capital
  1.85%; 01/18/05                              2,000,000              1,991,333
  2.00%; 12/17/04                              4,380,000              4,369,646
                                                                     33,533,196
SUPRANATIONAL BANK (2.69%)
 Corp Andina de Fomento
  1.77%; 11/09/04                              2,000,000              1,999,214
  1.78%; 11/12/04                              2,000,000              1,998,912
  1.80%; 11/03/04                              1,800,000              1,799,820
  1.80%; 11/05/04                              2,880,000              2,879,424
                                                                      8,677,370

                                               Principal
                                                Amount                 Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
TELEPHONE COMMUNICATION (0.80%)
 Telstra
                                               $                    $
  1.95%; 12/30/04                              2,600,000              2,591,691
TELEPHONE-INTEGRATED (1.36%)
 BellSouth
  1.95%; 12/23/04                              2,000,000              1,994,367
 SBC Communications
  2.04%; 01/10/05                              2,400,000              2,390,480
                                                                      4,384,847
                                 TOTAL COMMERCIAL PAPER             307,159,365

                                               Principal
                                                Amount                 Value
--------------------------------------------------------------------------------------
BONDS (4.30%)
AEROSPACE & DEFENSE EQUIPMENT (0.62%)
 United Technologies
  6.63%; 11/15/04                              2,000,000              2,003,844
FINANCE-INVESTMENT BANKER & BROKER (1.03%)
 Bear Stearns
  6.65%; 12/01/04                              1,292,000              1,297,644
 Lehman Brothers Holdings
  7.75%; 01/15/05                              2,000,000              2,026,140
                                                                      3,323,784
FINANCE-MORTGAGE LOAN/BANKER (0.40%)
 Federal Home Loan Bank
  1.66%; 05/16/05                              1,300,000              1,300,000
FINANCE-OTHER SERVICES (1.65%)
 Newcourt Credit Group
  6.88%; 02/16/05                              1,300,000              1,320,737
 Verizon Global Funding
  1.98%; 12/15/04                              4,000,000              4,000,000
                                                                      5,320,737

                                       Principal

                                         Amount                 Value

--------------------------------------------------------------------------------

BONDS (CONTINUED)

MULTIMEDIA (0.60%)

 Gannett
 4.95%; 04/01/05                      $1,900,000            $  1,922,636

                                     TOTAL BONDS               13,871,001
                                                             ------------

            TOTAL PORTFOLIO INVESTMENTS (99.57%)              321,030,366
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.43%)                                            1,380,758
                      TOTAL NET ASSETS (100.00%)             $322,411,124

                                                             --------------


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
 Financial                          $228,743,789                 71.25%
 Asset Backed Securities              33,267,109                 10.36
 Government                           28,535,275                  8.89
 Communications                        8,899,174                  2.77
 Basic Materials                       5,483,723                  1.71
 Energy                                4,912,135                  1.53
 Consumer, Non-cyclical                4,885,507                  1.52
 Consumer, Cyclical                    4,299,810                  1.34
 Industrial                            2,003,844                  0.63
                    TOTAL           $321,030,366                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL EQUITY INCOME FUND, INC.

                                OCTOBER 31, 2004

                                                                           Shares

                                                                           Held                                    Value

-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (72.33%)
AEROSPACE & DEFENSE (1.23%)
                                                                                                                $
 Northrop Grumman                                                                           19,300                  998,775
AEROSPACE & DEFENSE EQUIPMENT (0.63%)
 Goodrich                                                                                   16,400                  505,612
APPLIANCES (1.10%)
 Whirlpool                                                                                  15,100                  887,125
AUTO-CARS & LIGHT TRUCKS (0.87%)
 Ford Motor                                                                                 54,300                  707,529
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.96%)
 Dana                                                                                       52,260                  779,197
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.74%)
 Masco                                                                                      17,400                  596,124
CASINO HOTELS (1.07%)
 Harrah's Entertainment                                                                     14,780                  864,925
CELLULAR TELECOMMUNICATIONS (1.43%)
 Cosmote Mobile Communications                                                              24,200                  435,896
 Telecom Italia Mobile                                                                     122,200                  718,153
                                                                                                                  1,154,049
COATINGS & PAINT (0.78%)
 RPM                                                                                        35,660                  628,686
COMMERCIAL BANKS (1.74%)
 Banco Santander Central Hispano                                                            83,500                  929,391
 Nordea                                                                                     55,510                  477,986
                                                                                                                  1,407,377
COMMERCIAL SERVICE-FINANCE (1.38%)
 Deluxe                                                                                     29,300                1,116,037
DIVERSIFIED FINANCIAL SERVICES (0.57%)
 RMB Holdings                                                                              152,300                  465,000
DIVERSIFIED MANUFACTURING OPERATIONS (0.68%)
 Eaton                                                                                       8,620                  551,249
ELECTRIC-INTEGRATED (3.09%)
 Constellation Energy Group                                                                 25,000                1,015,500
 Edison International                                                                       30,500                  930,250
 PPL                                                                                        10,700                  556,400
                                                                                                                  2,502,150
ENGINES-INTERNAL COMBUSTION (0.76%)
 Cummins Engine                                                                              8,750                  613,200
FINANCE-CREDIT CARD (0.62%)
 MBNA                                                                                       19,500                  499,785
FINANCE-INVESTMENT BANKER & BROKER (0.65%)
 Goldman Sachs Group                                                                         5,370                  528,301
FINANCE-MORTGAGE LOAN/BANKER (2.95%)
 American Home Mortgage Investment                                                          70,500                1,947,915
 Charter Mac                                                                                19,100                  442,356
                                                                                                                  2,390,271
FOOD-MISCELLANEOUS/DIVERSIFIED (0.67%)
 Sara Lee                                                                                   23,300                  542,424
                                                                           Shares
                                                                            Held                                    Value
 -----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-WHOLESALE & DISTRIBUTION (0.68%)
                                                                                                                $
 Kesko                                                                                      24,600                  549,182
GAS-DISTRIBUTION (1.14%)
 Sempra Energy                                                                              27,500                  922,350
INSURANCE BROKERS (0.63%)
 Arthur J. Gallagher                                                                        18,000                  505,800
MACHINERY-CONSTRUCTION & MINING (0.60%)
 Caterpillar                                                                                 5,990                  482,435
MACHINERY-FARM (0.57%)
 Deere                                                                                       7,720                  461,502
MEDICAL-DRUGS (0.80%)
 Orion OYJ                                                                                  45,600                  650,821
MEDICAL-HOSPITALS (0.66%)
 Parkway Holdings                                                                          621,000                  533,271
MISCELLANEOUS INVESTING (13.99%)
 AMB Property                                                                                6,200                  232,500
 Archstone-Smith Trust                                                                       7,300                  244,915
 Arden Realty                                                                               14,100                  480,528
 Boston Properties                                                                          10,400                  621,088
 CBL & Associates Properties                                                                 7,600                  498,180
 Developers Diversified Realty                                                              12,000                  501,600
 Eastgroup Properties                                                                        6,000                  212,580
 Equity Office Properties Trust                                                              8,400                  236,208
 Equity Residential Properties Trust                                                         7,400                  246,790
 Federal Realty Investment Trust                                                             2,500                  118,625
 Health Care                                                                                 8,500                  306,000
 Health Care Property Investors                                                             10,800                  300,564
 Healthcare Realty Trust                                                                     7,400                  298,590
 Hospitality Properties Trust                                                               10,600                  454,210
 iStar Financial                                                                            34,800                1,441,416
 Kimco Realty                                                                                9,000                  490,950
 Lexington Corporate Properties Trust                                                       26,400                  592,416
 Mack-Cali Realty                                                                            5,100                  225,267
 Mid-America Apartment Communities                                                          17,300                  680,409
 Mills                                                                                       4,500                  249,525
 Simon Property Group                                                                       11,500                  670,680
 Sovran Self Storage                                                                         6,300                  246,141
 Tanger Factory Outlet Centers                                                              15,300                  722,925
 Thornburg Mortgage                                                                         26,600                  759,962
 Vornado Realty Trust                                                                        4,700                  315,840
 Weingarten Realty Investors                                                                 4,600                  166,336
                                                                                                                 11,314,245
MONEY CENTER BANKS (2.24%)
 Bank of America                                                                            28,700                1,285,473
 JP Morgan Chase                                                                            13,560                  523,416
                                                                                                                  1,808,889
NON-HOTEL GAMBLING (0.85%)
 Greek Organisation of Football Prognostics                                                 34,000                  691,130
OIL COMPANY-EXPLORATION & PRODUCTION (3.01%)
 Enerplus Resources Fund                                                                    56,700                1,854,090
 Kerr-McGee                                                                                  9,800                  580,356
                                                                                                                  2,434,446
                                                                           Shares
                                                                            Held                                    Value
 -----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-INTEGRATED (5.20%)
                                                                                                                $
 ChevronTexaco                                                                              15,400                  817,124
 ENI                                                                                        42,000                  950,984
 Exxon Mobil                                                                                17,000                  836,740
 Occidental Petroleum                                                                       10,400                  580,632
 Royal Dutch Petroleum                                                                      11,400                  617,613
 Shell Transport & Trading                                                                  51,520                  404,977
                                                                                                                  4,208,070
OIL REFINING & MARKETING (0.60%)
 Sunoco                                                                                      6,550                  487,058
PAPER & RELATED PRODUCTS (1.98%)
 Billerud                                                                                   45,100                  687,930
 MeadWestvaco                                                                               13,700                  431,961
 Weyerhaeuser                                                                                7,700                  482,328
                                                                                                                  1,602,219
PIPELINES (0.62%)
 National Fuel Gas                                                                          17,900                  501,558
PROPERTY & CASUALTY INSURANCE (3.09%)
 Admiral Group /1/                                                                          54,507                  292,878
 Chubb                                                                                      10,400                  750,152
 EMC Insurance Group                                                                        74,000                1,460,760
                                                                                                                  2,503,790
REAL ESTATE MANAGEMENT & SERVICES (2.40%)
 Castellum                                                                                  23,500                  673,963
 Corio                                                                                      25,400                1,265,585
                                                                                                                  1,939,548
REAL ESTATE OPERATOR & DEVELOPER (1.12%)
 Land Securities Group                                                                      41,390                  904,758
REGIONAL BANKS (0.99%)
 PNC Financial Services Group                                                               15,270                  798,621
RETAIL-APPAREL & SHOE (0.61%)
 Edgars Consolidated Stores                                                                 14,200                  493,512
SEMICONDUCTOR EQUIPMENT (0.72%)
 ASM Pacific Technology                                                                    179,500                  582,313
TELEPHONE-INTEGRATED (3.72%)
 Citizens Communications                                                                    39,200                  525,280
 SBC Communications                                                                         19,700                  497,622
 Sprint                                                                                     26,290                  550,776
 TDC                                                                                        14,300                  527,562
 Verizon Communications                                                                     23,214                  907,667
                                                                                                                  3,008,907
TOBACCO (2.58%)
 Altria Group                                                                               18,200                  881,972
 Imperial Tobacco Group                                                                     16,800                  391,247
 Reynolds American                                                                          11,800                  812,548
                                                                                                                  2,085,767
TRANSPORT-MARINE (1.61%)
 Frontline                                                                                  12,900                  633,713
 Orient Overseas International                                                             184,000                  669,014
                                                                                                                  1,302,727
                                                                               TOTAL COMMON STOCKS               58,510,735
                                                                           Shares
                                                                            Held                                    Value
 -----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (15.89%)
CELLULAR TELECOMMUNICATIONS (1.68%)
                                                                                                                $
 U.S. Cellular 8.75%                                                                        48,000                1,356,480
COMMERCIAL BANKS (2.31%)
 CoBank /2/                                                                                 35,300                1,871,959
ELECTRIC-INTEGRATED (2.87%)
 Consolidated Edison 7.50%                                                                   7,556                  201,594
 DTE Energy Trust I                                                                          9,140                  246,963
 Energy East Capital Trust I                                                                 2,185                   58,121
 Entergy Louisiana                                                                          39,580                1,074,993
 Public Service Enterprise Group                                                            12,670                  738,661
                                                                                                                  2,320,332
FINANCE-INVESTMENT BANKER & BROKER (0.07%)
 St. Paul Capital Trust I                                                                    2,300                   60,145
FOOD-DAIRY PRODUCTS (0.45%)
 Dairy Farmers of America /2/                                                                3,500                  361,922
GAS-DISTRIBUTION (2.38%)
 AGL Capital Trust II                                                                       25,385                  667,879
 KeySpan                                                                                    23,500                1,259,600
                                                                                                                  1,927,479
MISCELLANEOUS INVESTING (0.95%)
 HRPT Properties Trust  Series B                                                            28,000                  768,600
MONEY CENTER BANKS (0.07%)
 ABN AMRO Capital Funding Trust V                                                            2,300                   55,476
OIL COMPANY-INTEGRATED (0.45%)
 Unocal Capital Trust                                                                        6,866                  359,607
PIPELINES (1.06%)
 TransCanada PipeLines                                                                      33,457                  858,507
PROPERTY & CASUALTY INSURANCE (0.64%)
 XL Capital                                                                                 19,000                  517,750
TELECOMMUNICATION SERVICES (0.64%)
 Citizens Utilities Trust                                                                    8,900                  520,205
TELEPHONE-INTEGRATED (2.32%)
 ALLTEL                                                                                     29,800                1,510,860
 Telephone & Data Systems                                                                   13,700                  362,776
                                                                                                                  1,873,636
                                                                            TOTAL PREFERRED STOCKS               12,852,098

                                                                           Principal
                                                                            Amount                                  Value
 -----------------------------------------------------------------------------------------------------------------------------------
BONDS (7.36%)
CELLULAR TELECOMMUNICATIONS (0.60%)
 Nextel Communications
                                                                                       $                        $
  5.25%; 01/15/10                                                                          480,000                  489,000
ELECTRIC-INTEGRATED (0.25%)
 Georgia Power Capital Trust VI
  4.88%; 11/01/42                                                                          200,000                  206,368
                                                                           Principal
                                                                            Amount                                  Value
 -----------------------------------------------------------------------------------------------------------------------------------

BONDS (CONTINUED)
MULTI-LINE INSURANCE (0.43%)
 Allstate Financing II
  7.83%; 12/01/45                                                                      $   312,000              $   347,006
OIL COMPANY-INTEGRATED (2.10%)
 Phillips 66 Capital Trust II
  8.00%; 01/15/37                                                                        1,475,000                1,695,151
PIPELINES (3.98%)
 KN Capital Trust III
  7.63%; 04/15/28                                                                        2,900,000                3,218,385
                                                                                       TOTAL BONDS                5,955,910


                                                                           Principal
                                                                           Amount                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.68%)
FINANCE-MORTGAGE LOAN/BANKER (2.68%)
 Investment in Joint Trading Account;
                                                    Federal Home Loan
  Bank
  1.69%; 11/01/04                                                                       $2,169,636              $ 2,169,636
                                                                            TOTAL COMMERCIAL PAPER                2,169,636
                                                                                                                -----------

                                                              TOTAL PORTFOLIO INVESTMENTS (98.26%)               79,488,379
CASH, RECEIVABLES AND OTHER ASSETS,                                                 NET OF
 LIABILITIES (1.74%)                                                                                              1,408,384
                                                                        TOTAL NET ASSETS (100.00%)              $80,896,763
                                                                                                                --------------


/1 /Non-income producing security.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $ 2,233,881or 2.76% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 4,964,364
Unrealized Depreciation                       (1,660,009)
                                             -----------
Net Unrealized Appreciation (Depreciation)     3,304,355
Cost for federal income tax purposes         $76,184,024


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Financial                        $28,687,321                   36.09%
 Energy                            13,762,782                   17.31
 Communications                     8,402,277                   10.57
 Utilities                          7,878,679                    9.91
 Consumer,
 Non-cyclical                       5,839,425                    7.35
 Industrial                         5,511,623                    6.93
 Consumer, Cyclical                 4,423,418                    5.57
 Basic Materials                    2,230,905                    2.81
 Government                         2,169,636                    2.73
 Technology                           582,313                    0.73
                 TOTAL            $79,488,379                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
               PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

                                OCTOBER 31, 2004

                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
BONDS (18.22%)
FEDERAL & FEDERALLY SPONSORED CREDIT (0.93%)
 Federal Farm Credit Bank
  4.48%; 08/24/12                                       $ 3,000,000            $  3,047,637
FINANCE-MORTGAGE LOAN/BANKER (16.38%)
 Federal Home Loan Bank System
  1.88%; 06/15/06                                         4,000,000               3,950,080
  2.45%; 03/23/07                                         6,000,000               5,932,086
  2.50%; 03/15/06                                         6,000,000               5,994,096
  3.75%; 08/15/08                                         6,000,000               6,070,674
 Federal Home Loan Mortgage
  4.50%; 01/15/13                                         8,000,000               8,113,592
  4.63%; 05/28/13                                         3,000,000               2,997,078
  6.63%; 09/15/09                                         6,000,000               6,792,348
 Federal National Mortgage Association
  2.13%; 04/15/06 /1/                                     6,000,000               5,963,376
  2.63%; 11/15/06                                         4,000,000               3,986,700
  4.13%; 02/17/09 /2/                                     4,000,000               4,075,760
                                                                                 53,875,790
FINANCE-OTHER SERVICES (0.91%)
 Private Export Funding
  3.38%; 02/15/09                                         3,000,000               2,988,453
                                                       TOTAL BONDS               59,911,880

                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (25.63%)
3.50%; 09/15/07 /1/                                       5,000,000               5,065,350
4.50%; 06/01/11                                           2,926,089               2,968,383
4.50%; 04/01/19                                           3,500,000               3,513,342
4.50%; 11/01/19 /3/                                      10,000,000              10,025,000
5.00%; 10/01/10                                          13,405,932              13,713,692
5.00%; 05/01/11                                           9,422,105               9,636,844
5.00%; 05/01/18                                           7,962,949               8,130,983
5.00%; 09/01/34                                           9,990,299               9,972,247
5.50%; 12/01/33                                           8,863,852               9,044,081
5.50%; 11/01/34 /3/                                       5,500,000               5,601,409
5.50%; 12/01/34 /3/                                       6,500,000               6,603,597
                                          TOTAL FHLMC CERTIFICATES               84,274,928

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (7.25%)
5.00%; 12/01/10                                           6,348,369               6,486,142
5.50%; 06/01/34                                           6,855,292               6,989,587
6.00%; 11/01/34 /3/                                      10,000,000              10,365,620
                                           TOTAL FNMA CERTIFICATES               23,841,349

                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (51.00%)
2.88%; 10/20/30 /2/                                     $ 7,611,865            $  7,619,439
5.00%; 05/20/33                                          17,276,047              17,332,885
5.00%; 08/15/33                                           4,789,465               4,817,197
5.00%; 08/15/33                                           8,133,506               8,180,599
5.50%; 12/15/13                                              87,449                  91,536
5.50%; 01/15/14                                             399,429                 417,860
5.50%; 01/15/14                                             329,218                 344,408
5.50%; 02/15/14                                             227,056                 237,533
5.50%; 03/15/14                                             388,388                 406,309
5.50%; 07/20/14                                             285,631                 297,922
5.50%; 03/15/33                                           3,570,542               3,660,649
5.50%; 04/15/33                                           3,321,474               3,405,294
5.50%; 04/15/33                                           5,832,800               5,983,193
5.50%; 05/15/33                                          23,749,590              24,348,934
5.50%; 07/20/33                                          21,068,045              21,560,110
6.00%; 03/15/17                                           2,025,453               2,136,091
6.00%; 10/15/23                                             895,845                 939,004
6.00%; 10/15/23                                           7,421,983               7,779,552
6.00%; 11/15/23                                             414,482                 434,450
6.00%; 11/15/23                                             196,660                 206,134
6.00%; 12/15/23                                             178,754                 187,366
6.00%; 12/15/23                                             164,876                 172,819
6.00%; 12/15/23                                              15,660                  16,415
6.00%; 01/15/24                                             301,921                 316,144
6.00%; 01/15/24                                             186,837                 195,639
6.00%; 01/15/24                                             300,196                 314,338
6.00%; 01/20/24                                             115,321                 120,610
6.00%; 02/15/24                                             153,379                 160,605
6.00%; 02/15/24                                             220,381                 230,763
6.00%; 02/15/24                                             208,289                 218,102
6.00%; 03/15/24                                             166,699                 174,552
6.00%; 04/15/24                                             104,617                 109,545
6.00%; 04/20/24                                             185,641                 194,154
6.00%; 05/20/24                                             222,865                 233,085
6.00%; 05/20/24                                             116,166                 121,493
6.00%; 10/20/24                                              97,949                 102,441
6.00%; 09/20/25                                             165,547                 173,001
6.00%; 11/20/25                                              89,898                  93,945
6.00%; 03/20/26                                             215,727                 225,196
6.00%; 04/20/26                                           1,746,732               1,823,397
6.00%; 05/20/26                                             131,944                 137,735
6.00%; 06/20/26                                             186,053                 194,220
6.00%; 12/15/31                                           3,400,006               3,545,401
6.00%; 07/15/32                                           5,070,640               5,284,950
6.00%; 08/15/32                                             815,639                 850,112
6.00%; 09/15/32                                             759,942                 792,061
6.00%; 10/15/32                                           2,707,077               2,821,491
6.50%; 07/15/08                                              81,989                  86,856
6.50%; 07/15/08                                              55,986                  59,310
6.50%; 07/15/08                                              72,939                  77,269
6.50%; 10/15/08                                             121,620                 128,841
6.50%; 01/15/09                                              66,786                  71,037
6.50%; 03/15/09                                              99,759                 105,681
6.50%; 07/15/16                                           1,208,583               1,289,062
6.50%; 07/15/16                                             500,397                 533,718
6.50%; 09/15/23                                              91,400                  97,358
6.50%; 09/15/23                                             129,809                 138,271
                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
6.50%; 09/15/23                                         $   108,550            $    115,626
6.50%; 09/15/23                                             127,262                 135,558
6.50%; 10/15/23                                             134,135                 142,878
6.50%; 10/15/23                                             166,157                 176,988
6.50%; 10/15/23                                             215,263                 229,296
6.50%; 10/15/23                                              84,731                  90,254
6.50%; 10/15/23                                             104,807                 111,639
6.50%; 10/15/23                                              89,849                  95,706
6.50%; 11/15/23                                              88,627                  94,405
6.50%; 11/15/23                                             105,157                 112,011
6.50%; 12/15/23                                             315,691                 336,271
6.50%; 12/15/23                                             330,428                 351,968
6.50%; 12/15/23                                             174,408                 185,777
6.50%; 12/15/23                                             101,891                 108,533
6.50%; 12/15/23                                              18,137                  19,320
6.50%; 12/15/23                                              99,280                 105,752
6.50%; 01/15/24                                             158,270                 168,439
6.50%; 01/15/24                                              82,726                  88,041
6.50%; 01/15/24                                             197,181                 209,850
6.50%; 01/15/24                                              98,576                 104,909
6.50%; 01/15/24                                             155,115                 165,082
6.50%; 01/15/24                                             142,048                 151,174
6.50%; 01/15/24                                              93,168                  99,154
6.50%; 01/15/24                                             381,951                 406,492
6.50%; 01/15/24                                              87,944                  93,595
6.50%; 01/15/24                                             148,958                 158,529
6.50%; 01/15/24                                             117,265                 124,800
6.50%; 03/15/24                                             116,471                 123,954
6.50%; 04/15/24                                             181,190                 192,832
6.50%; 04/15/24                                              90,393                  96,201
6.50%; 04/20/24                                             113,195                 120,115
6.50%; 07/15/24                                             471,742                 502,494
6.50%; 09/20/25                                              77,684                  82,355
6.50%; 10/15/25                                             157,681                 167,654
6.50%; 12/20/25                                             462,501                 490,308
6.50%; 01/15/26                                             103,153                 109,583
6.50%; 02/20/26                                             170,798                 180,912
6.50%; 03/15/26                                             109,235                 116,044
6.50%; 03/15/26                                             113,217                 120,274
6.50%; 03/20/26                                             175,719                 186,124
6.50%; 07/20/26                                              87,341                  92,513
6.50%; 08/20/26                                             141,300                 149,667
6.50%; 03/20/27                                              64,642                  68,423
6.50%; 02/15/28                                             144,673                 153,435
6.50%; 02/15/28                                             295,071                 312,942
6.50%; 07/15/31                                             525,787                 556,941
6.50%; 04/15/32                                           1,619,557               1,715,537
6.50%; 08/20/33                                           1,322,114               1,395,126
7.00%; 10/15/22                                             270,592                 290,530
7.00%; 10/15/22                                              50,397                  54,110
7.00%; 11/15/22                                             117,157                 125,790
7.00%; 11/15/22                                              75,036                  80,565
7.00%; 11/15/22                                             281,248                 301,971
7.00%; 11/15/22                                             170,196                 182,736
7.00%; 11/15/22                                             227,221                 243,963
7.00%; 12/15/22                                             101,321                 108,786
7.00%; 12/15/22                                             308,611                 331,351
                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
7.00%; 12/15/22                                         $   153,973            $    165,319
7.00%; 01/15/23                                              62,443                  67,024
7.00%; 01/15/23                                             111,561                 119,746
7.00%; 01/15/23                                              54,494                  58,493
7.00%; 01/15/23                                             127,608                 136,971
7.00%; 01/15/23                                              77,790                  83,497
7.00%; 01/15/23                                             102,523                 110,046
7.00%; 01/15/23                                              75,908                  81,478
7.00%; 02/15/23                                             620,907                 666,465
7.00%; 03/15/23                                             108,269                 116,213
7.00%; 04/15/23                                              60,255                  64,676
7.00%; 07/15/23                                              49,726                  53,375
7.00%; 07/15/23                                              79,808                  85,664
7.00%; 07/15/23                                              54,932                  58,962
7.00%; 07/15/23                                             208,375                 223,665
7.00%; 07/15/23                                             130,691                 140,280
7.00%; 08/15/23                                              37,857                  40,635
7.00%; 08/15/23                                             123,301                 132,348
7.00%; 08/15/23                                              71,115                  76,333
7.00%; 09/15/23                                              83,625                  89,761
7.00%; 10/15/23                                              99,122                 106,395
7.00%; 12/15/23                                             100,569                 107,948
7.00%; 12/15/23                                             118,129                 126,796
7.00%; 01/15/26                                              88,882                  95,208
7.00%; 04/15/26                                              67,901                  72,734
7.00%; 05/15/26                                              97,328                 104,255
7.00%; 12/15/26                                             173,512                 185,943
7.00%; 01/15/27                                              85,528                  91,503
7.00%; 03/15/27                                              43,421                  46,455
7.00%; 11/15/27                                             250,184                 267,663
7.00%; 12/15/27                                             240,345                 257,137
7.00%; 12/15/27                                             196,938                 210,697
7.00%; 12/15/27                                             195,918                 209,606
7.00%; 03/15/28                                              77,365                  82,685
7.00%; 04/15/28                                             103,351                 110,459
7.00%; 04/15/28                                             138,041                 147,535
7.00%; 04/15/28                                             249,774                 266,952
7.00%; 05/15/28                                             279,467                 298,687
7.00%; 02/15/29                                             433,902                 463,454
7.00%; 04/15/29                                             499,981                 534,034
7.00%; 05/15/31                                             759,129                 810,550
7.00%; 05/15/31                                             378,248                 403,869
7.00%; 05/15/31                                             922,043                 984,632
7.00%; 06/15/31                                           1,676,912               1,790,671
7.00%; 09/15/31                                           1,352,444               1,444,279
7.25%; 09/15/25                                             290,770                 312,726
7.25%; 09/15/25                                              39,480                  42,461
7.25%; 09/15/25                                              25,969                  27,930
7.25%; 10/15/25                                              96,554                 103,845
7.50%; 04/15/17                                              21,200                  22,938
7.50%; 04/15/17                                             156,160                 168,961
7.50%; 04/15/17                                             103,325                 111,795
7.50%; 05/15/17                                              35,807                  38,743
7.50%; 05/15/17                                              19,424                  21,017
7.50%; 07/15/18                                              47,142                  51,030
7.50%; 12/15/21                                              40,390                  43,780
7.50%; 12/15/21                                              46,397                  50,290
                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
7.50%; 12/15/21                                         $    51,314            $     55,621
7.50%; 02/15/22                                              79,652                  86,413
7.50%; 03/15/22                                              27,071                  29,369
7.50%; 03/15/22                                              25,455                  27,615
7.50%; 03/15/22                                              38,618                  41,896
7.50%; 04/15/22                                              27,908                  30,277
7.50%; 04/15/22                                              41,597                  45,127
7.50%; 04/15/22                                              45,307                  49,152
7.50%; 04/15/22                                              44,718                  48,514
7.50%; 04/15/22                                              44,589                  48,374
7.50%; 04/15/22                                              16,516                  17,917
7.50%; 05/15/22                                             115,958                 125,800
7.50%; 07/15/22                                              28,457                  30,872
7.50%; 07/15/22                                             144,480                 156,743
7.50%; 08/15/22                                              13,619                  14,775
7.50%; 08/15/22                                              27,259                  29,573
7.50%; 08/15/22                                              40,860                  44,328
7.50%; 08/15/22                                              76,586                  83,087
7.50%; 08/15/22                                              41,323                  44,830
7.50%; 08/15/22                                              59,761                  64,834
7.50%; 08/15/22                                              40,742                  44,200
7.50%; 08/15/22                                              39,037                  42,350
7.50%; 08/15/22                                             181,142                 196,517
7.50%; 08/15/22                                              78,652                  85,328
7.50%; 08/15/22                                             120,366                 130,582
7.50%; 08/15/22                                              10,192                  11,058
7.50%; 11/15/22                                              86,415                  93,749
7.50%; 02/15/23                                              46,613                  50,548
7.50%; 02/15/23                                              62,386                  67,653
7.50%; 02/15/23                                              21,012                  22,786
7.50%; 05/15/23                                              65,353                  70,870
7.50%; 05/15/23                                              72,746                  78,888
7.50%; 05/15/23                                              23,409                  25,385
7.50%; 05/15/23                                              10,952                  11,876
7.50%; 05/15/23                                              93,153                 101,018
7.50%; 06/15/23                                              49,720                  53,918
7.50%; 08/15/23                                              46,221                  50,123
7.50%; 09/15/23                                              39,385                  42,710
7.50%; 10/15/23                                              47,257                  51,246
7.50%; 11/15/23                                             212,549                 230,493
7.50%; 01/15/24                                              57,071                  61,746
7.50%; 06/15/24                                              12,734                  13,777
7.50%; 08/15/24                                              29,552                  31,973
7.50%; 12/15/25                                             122,423                 132,286
7.50%; 02/15/27                                              29,407                  31,742
7.50%; 03/15/27                                             171,351                 184,957
7.50%; 04/15/27                                              69,456                  74,971
7.50%; 05/15/27                                             176,221                 190,214
7.50%; 05/15/27                                              60,081                  64,851
7.50%; 06/15/27                                              41,447                  44,738
7.50%; 06/15/27                                              80,482                  86,873
7.50%; 08/15/29                                             574,575                 618,890
                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
7.50%; 09/15/29                                         $   391,887            $    422,112
7.50%; 08/15/30                                           1,229,908               1,324,710
7.50%; 10/15/30                                             335,210                 361,018
7.50%; 12/15/30                                             763,811                 822,619
7.50%; 12/15/30                                             365,894                 394,065
7.50%; 05/15/31                                             384,114                 413,705
8.00%; 08/15/16                                             124,174                 136,122
8.00%; 09/15/16                                              12,172                  13,344
8.00%; 11/15/16                                              34,639                  37,973
8.00%; 12/15/16                                              36,654                  40,181
8.00%; 04/15/17                                              95,717                 105,448
8.00%; 04/15/17                                             203,457                 224,140
8.00%; 04/15/17                                              19,200                  21,152
8.00%; 04/15/17                                              32,106                  35,370
8.00%; 04/15/17                                              56,069                  61,770
8.00%; 04/15/17                                              78,483                  86,462
8.00%; 05/15/17                                              45,890                  50,556
8.00%; 05/15/17                                              25,738                  28,354
8.00%; 06/15/17                                              32,792                  36,126
8.00%; 06/15/17                                              38,632                  42,559
8.00%; 06/15/17                                              63,832                  70,322
8.00%; 06/15/17                                              59,830                  65,913
8.00%; 07/15/17                                              31,137                  34,303
8.00%; 04/15/21                                              31,761                  34,979
8.00%; 11/15/21                                               7,078                   7,795
8.00%; 02/15/22                                             131,127                 144,381
8.00%; 12/15/29                                             351,651                 383,558
8.00%; 10/15/30                                             243,060                 265,070
8.00%; 12/15/30                                             579,408                 631,876
8.00%; 04/15/31                                              59,971                  65,389
                                           TOTAL GNMA CERTIFICATES              167,652,784

                                                         Principal
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.36%)
FINANCE-MORTGAGE LOAN/BANKER (7.36%)
 Federal Home Loan Mortgage
  1.53%; 11/08/04                                        10,000,000               9,997,025
 Federal National Mortgage Association
  1.75%; 11/15/04                                         5,000,000               4,996,597
  1.79%; 11/19/04                                         5,000,000               4,995,525
 Investment in Joint Trading Account; Federal
  Home Loan Bank
  1.69%; 11/01/04                                         4,213,655               4,213,655
                                                                                 24,202,802
                                            TOTAL COMMERCIAL PAPER               24,202,802

                                                         Maturity
                                                          Amount                   Value
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.43%)
 Goldman Sachs; 1.75%; dated 10/29/04 maturing
  11/01/04 (collateralized by U.S. Treasuries;
  $11,368,615; 11/18/04 - 01/15/12) /4/                 $11,272,644            $ 11,271,000
                                       TOTAL REPURCHASE AGREEMENTS               11,271,000
                                                                               ------------

                             TOTAL PORTFOLIO INVESTMENTS (112.89%)              371,154,743
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-12.89%)                (42,377,664)
                                        TOTAL NET ASSETS (100.00%)             $328,777,079
                                                                               ---------------


/1 /Security or a portion of the security was on loan at the end of the period. /2 /Variable rate.
/3 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  5,653,756
Unrealized Depreciation                          (736,359)
                                             ------------
Net Unrealized Appreciation (Depreciation)      4,917,397
Cost for federal income tax purposes         $366,237,346


                  COUPON DISTRIBUTION (UNAUDITED)
 Coupon Range                      Value                  Percentage of
                                                           Total Value
---------------------------------------------------------------------------
 Less than 4.00%          $            83,044,057             22.37%
 4.00 - 4.99%                          34,740,792              9.36
 5.00 - 5.99%                         167,263,010             45.07
 6.00 - 6.99%                          61,165,666             16.48
 7.00 - 7.99%                          22,318,078              6.01
 8.00% and over                         2,623,140              0.71
             TOTAL        $371,154,743                       100.00%
                          -------------------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL GROWTH FUND, INC.

                                OCTOBER 31, 2004

                                                                               Shares
                                                                                Held                                 Value
 -----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (100.11%)
AEROSPACE & DEFENSE EQUIPMENT (1.48%)
                                                                                                                $
 United Technologies                                                                          46,630               4,328,197
APPAREL MANUFACTURERS (1.98%)
 Coach /1/                                                                                   124,600               5,810,098
APPLICATIONS SOFTWARE (5.26%)
 Microsoft                                                                                   551,280              15,430,327
ATHLETIC FOOTWEAR (2.02%)
 Nike                                                                                         72,730               5,913,676
BEVERAGES-NON-ALCOHOLIC (2.09%)
 Pepsico                                                                                     123,830               6,139,491
CASINO SERVICES (1.09%)
 International Game Technology                                                                96,920               3,202,237
COMPUTER SERVICES (0.90%)
 Cognizant Technology Solutions /1/                                                           77,950               2,650,300
COMPUTERS (1.63%)
 Apple Computer /1/                                                                           90,970               4,778,654
COMPUTERS-INTEGRATED SYSTEMS (2.64%)
 Dell /1/                                                                                    220,808               7,741,528
COMPUTERS-MEMORY DEVICES (1.37%)
 EMC /1/                                                                                     311,030               4,002,956
COMPUTERS-PERIPHERAL EQUIPMENT (1.23%)
 Lexmark International /1/                                                                    43,260               3,595,339
COSMETICS & TOILETRIES (6.14%)
 Avon Products                                                                               129,140               5,107,487
 Estee Lauder                                                                                 85,140               3,656,763
 Procter & Gamble                                                                            180,630               9,244,643
                                                                                                                  18,008,893
DATA PROCESSING & MANAGEMENT (1.31%)
 First Data                                                                                   13,720                 566,361
 SEI Investments                                                                              91,120               3,279,409
                                                                                                                   3,845,770
DISPOSABLE MEDICAL PRODUCTS (1.06%)
 C.R. Bard                                                                                    54,870               3,116,616
DISTRIBUTION-WHOLESALE (0.74%)
 Fastenal /2/                                                                                 39,300               2,170,539
DIVERSIFIED MANUFACTURING OPERATIONS (4.97%)
 3M                                                                                           83,436               6,472,130
 Danaher                                                                                      83,860               4,623,202
 Illinois Tool Works                                                                          37,770               3,485,416
                                                                                                                  14,580,748
E-COMMERCE-SERVICES (1.04%)
 eBay /1/                                                                                     31,170               3,042,504
ELECTRIC-INTEGRATED (1.50%)
 TXU                                                                                          71,690               4,388,862
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.94%)
 Altera /1/                                                                                   54,230               1,232,648
 Intel                                                                                       337,522               7,513,240
                                                                               Shares
                                                                                Held                                 Value
 -----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                                                $
 Texas Instruments                                                                           114,163               2,791,285
                                                                                                                  11,537,173
ELECTRONIC FORMS (0.94%)
 Adobe Systems                                                                                49,030               2,747,151
FINANCE-CREDIT CARD (3.73%)
 Capital One Financial                                                                       106,540               7,858,391
 MBNA                                                                                        119,510               3,063,041
                                                                                                                  10,921,432
FINANCE-INVESTMENT BANKER & BROKER (1.89%)
 Goldman Sachs Group                                                                          27,580               2,713,320
 Legg Mason                                                                                   44,340               2,824,902
                                                                                                                   5,538,222
FINANCE-MORTGAGE LOAN/BANKER (0.47%)
 Federal National Mortgage Association                                                        19,580               1,373,537
INTERNET BROKERS (1.08%)
 Ameritrade Holding /1/                                                                      242,280               3,154,486
INTERNET SECURITY (2.10%)
 Symantec /1/                                                                                108,310               6,167,171
MACHINERY-GENERAL INDUSTRY (1.23%)
 Ingersoll-Rand                                                                               52,850               3,617,054
MACHINERY-PUMPS (1.07%)
 Graco                                                                                        91,035               3,131,604
MEDICAL INSTRUMENTS (1.32%)
 St. Jude Medical /1/                                                                         50,731               3,884,473
MEDICAL PRODUCTS (6.19%)
 Becton Dickinson                                                                             64,250               3,373,125
 Johnson & Johnson                                                                           222,300              12,977,874
 Varian Medical Systems /1/                                                                   44,520               1,787,478
                                                                                                                  18,138,477
MEDICAL-BIOMEDICAL/GENE (2.78%)
 Amgen /1/                                                                                    84,480               4,798,464
 Genentech /1/                                                                                73,410               3,342,357
                                                                                                                   8,140,821
MEDICAL-DRUGS (5.60%)
 Forest Laboratories /1/                                                                      66,430               2,962,778
 Pfizer                                                                                      464,595              13,450,025
                                                                                                                  16,412,803
MEDICAL-HMO (2.65%)
 UnitedHealth Group                                                                          107,290               7,767,796
MOTORCYCLE & MOTOR SCOOTER (1.82%)
 Harley-Davidson                                                                              92,690               5,336,163
MULTI-LINE INSURANCE (1.78%)
 American International Group                                                                 86,070               5,225,310
NETWORKING PRODUCTS (3.80%)
 Cisco Systems /1/                                                                           579,890              11,139,687
OIL COMPANY-EXPLORATION & PRODUCTION (1.19%)
 Apache                                                                                       68,530               3,474,471
                                                                               Shares
                                                                                Held                                 Value
 -----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (0.96%)
                                                                                                                $
 BJ Services                                                                                  55,320               2,821,320
RETAIL-APPAREL & SHOE (1.96%)
 Chico's FAS /1/                                                                              27,790               1,112,434
 Nordstrom                                                                                   107,480               4,640,986
                                                                                                                   5,753,420
RETAIL-BEDDING (1.38%)
 Bed Bath & Beyond /1/                                                                        99,148               4,044,247
RETAIL-CONSUMER ELECTRONICS (1.82%)
 Best Buy                                                                                     90,110               5,336,314
RETAIL-DISCOUNT (2.12%)
 Wal-Mart Stores                                                                             115,100               6,206,192
RETAIL-OFFICE SUPPLIES (1.93%)
 Staples                                                                                     190,000               5,650,600
RETAIL-RESTAURANTS (1.33%)
 Yum! Brands                                                                                  89,850               3,908,475
SCHOOLS (1.02%)
 Apollo Group /1/                                                                             45,460               3,000,360
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.51%)
 Linear Technology                                                                           112,399               4,257,674
 Maxim Integrated Products                                                                    70,721               3,111,017
                                                                                                                   7,368,691
THERAPEUTICS (1.55%)
 Gilead Sciences /1/                                                                         131,640               4,558,693
WIRELESS EQUIPMENT (1.50%)
 Motorola                                                                                    254,030               4,384,558
                                                                                TOTAL COMMON STOCKS              293,487,436

                                                                               Principal

                                                                               Amount                               Value

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.10%)
FINANCE-CONSUMER LOANS (0.10%)
 Investment in Joint Trading Account;                             Household
  Finance
                                                                                          $                     $
  1.84%; 11/01/04                                                                            306,677                 306,677
                                                                             TOTAL COMMERCIAL PAPER                  306,677


                                                                               Maturity

                                                                               Amount                               Value

------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.60%)
 Goldman Sachs; 1.75%; dated 10/29/04 maturing 11/01/04 (collateralized by
  U.S. Treasuries; $1,769,191; 11/18/04 - 01/15/12) /3/                                   $1,754,256            $  1,754,000
                                                                        TOTAL REPURCHASE AGREEMENTS                1,754,000
                                                                                                                ------------

                                                              TOTAL PORTFOLIO INVESTMENTS (100.81%)              295,548,113
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER                            ASSETS (-0.81%)                        (2,384,616)
                                                                         TOTAL NET ASSETS (100.00%)             $293,163,497
                                                                                                                ---------------


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 32,569,555
Unrealized Depreciation                       (42,157,428)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (9,587,873)
Cost for federal income tax purposes         $305,135,986


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Consumer, Non-cyclical            $ 89,168,424                 30.17%
 Technology                          63,697,890                 21.55
 Consumer, Cyclical                  53,331,961                 18.05
 Financial                           26,900,126                  9.10
 Industrial                          25,657,602                  8.68
 Communications                      24,733,920                  8.37
 Energy                               6,295,791                  2.13
 Utilities                            4,388,862                  1.49
 Government                           1,373,537                  0.46
                   TOTAL           $295,548,113                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2004

                                    Shares
                                     Held                                 Value
 ----------------------------------------------------------------------------------------
COMMON STOCKS (92.69%)
AGRICULTURAL OPERATIONS (0.94%)
                                                                      $
 IOI Berhad                                        165,677                414,192
APPLICATIONS SOFTWARE (0.63%)
 Infosys Technologies                                6,624                278,364
APPLICATIONS SOFTWAREN (0.29%)
 TATA Consultancy Services /1/                       5,085                129,392
AUTO-CARS & LIGHT TRUCKS (0.79%)
 Hyundai Motor                                       7,180                348,257
BICYCLE MANUFACTURING (0.02%)
 Giant Manufacturing                                 7,000                 10,184
BREWERY (0.52%)
 Efes Breweries International /1/                    6,240                173,160
 Quilmes Industrial                                  3,346                 54,741
                                                                          227,901
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.73%)
 Gujarat Ambuja Cements Ltd. /1/                    42,469                320,121
BUILDING-HEAVY CONSTRUCTION (0.45%)
 IJM                                               159,956                197,840
BUILDING-RESIDENTIAL & COMMERCIAL (1.80%)
 Corporacion GEO /1/                               192,743                300,828
 Hyundai Development                                36,680                491,469
                                                                          792,297
CELLULAR TELECOMMUNICATIONS (5.81%)
 Advanced Info Service Public /2/
  /3/                                               90,174                205,315
 America Telecom /1/                               351,695                853,869
 Far EasTone Telecommunications                    458,700                490,214
 Maxis Communications                              222,196                502,865
 Vimpel Communications /1/                           4,416                503,424
                                                                        2,555,687
CIRCUIT BOARDS (0.55%)
 Unimicron Technology                              373,000                241,185
COAL (0.43%)
 Yanzhou Coal Mining                               144,132                189,808
COMMERCIAL BANKS (14.22%)
 ABSA Group                                         68,519                745,558
 Banco do Brasil                                    52,137                522,100
 Bank Leumi Le-Israel                              260,609                543,600
 Bank Rakyat                                     2,362,542                506,259
 BBVA Banco Frances                                 19,027                123,676
 Chinatrust Financial Holding                      291,390                332,344
 CorpBanca /2/ /3/                                   8,194                216,772
 Credicorp                                          16,162                232,733
 Daegu Bank                                         73,610                440,542
 E.Sun Financial Holding /1/ /2/                     3,811                 65,028
 E.Sun Financial Holding                           419,000                285,981
 EON Capital                                       178,196                281,362
 Hana Bank                                          15,670                391,225
 Hansabank                                          24,308                244,276
 OTP Bank                                           12,687                319,763
 Turkiye Garanti Bankasi /1/                   154,646,091                413,229
                                    Shares
                                     Held                                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                      $
 Turkiye Is Bankasi                            141,594,083                585,774
                                                                        6,250,222
COMPUTERS (0.89%)
 High Tech Computer                                 94,000                391,139
COMPUTERS-PERIPHERAL EQUIPMENT (0.83%)
 Lite-On Technology                                407,000                363,077
COSMETICS & TOILETRIES (0.22%)
 Pacific                                               490                 95,855
DIVERSIFIED FINANCIAL SERVICES (1.30%)
 RMB Holdings                                      127,013                387,794
 Shinhan Financial Group                             9,214                181,482
                                                                          569,276
DIVERSIFIED MANUFACTURING OPERATIONS (0.85%)
 Cheil Industries                                   26,520                374,289
DIVERSIFIED MINERALS (3.17%)
 Anglo American                                     45,498                989,392
 Antofagasta                                        22,003                402,355
                                                                        1,391,747
DIVERSIFIED OPERATIONS (3.88%)
 Alfa                                              116,705                453,857
 Barloworld                                         27,942                388,216
 China Merchants Holdings
  International /4/                                174,266                257,478
 Citic Pacific                                      79,980                204,487
 Imperial Holdings /1/                              26,868                399,475
                                                                        1,703,513
ELECTRIC PRODUCTS-MISCELLANEOUS (0.39%)
 LG Electronics                                      3,022                170,603
ELECTRIC-GENERATION (0.71%)
 Electricity Generating                            121,800                195,758
 National Thermal Power /1/ /3/                     83,500                114,119
                                                                          309,877
ELECTRONIC COMPONENTS-MISCELLANEOUS (5.26%)
 Samsung Electronics                                 5,400              2,119,964
 Samsung SDI                                         2,150                193,971
                                                                        2,313,935
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.16%)
 Hynix Semiconductor /1/                            44,750                507,660
FINANCE-OTHER SERVICES (0.98%)
 Fubon Financial Holding                           455,000                429,053
FOOD-MISCELLANEOUS/DIVERSIFIED (0.46%)
 Global Bio-Chem Technology Group
  - warrants /1/                                    44,296                  3,073
 Tiger Brands                                       14,070                198,111
                                                                          201,184
FOOD-RETAIL (0.50%)
 Cencosud /1/ /2/                                    7,832                174,044
 SPAR Group /1/                                     14,070                 47,300
                                                                          221,344
                                    Shares
                                     Held                                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOTWEAR & RELATED APPAREL (0.57%)
                                                                      $
 Grendene /1/                                       20,628                249,977
GAS-DISTRIBUTION (1.75%)
 Korea Gas                                           7,360                224,186
 OAO Gazprom /2/                                    14,626                545,988
                                                                          770,174
HOME FURNISHINGS (0.90%)
 Lewis Group /1/                                    76,100                394,867
HOUSEWARES (0.78%)
 Turk Sise ve Cam Fabrikalari                  140,614,000                343,310
IMPORT & EXPORT (0.64%)
 Testrite International                            507,257                282,442
INTERNET SECURITY (1.03%)
 Check Point Software Technologies
  /1/                                               19,930                450,837
LIFE & HEALTH INSURANCE (0.65%)
 New Africa Capital                                200,095                287,591
NON-FERROUS METALS (1.15%)
 Grupo Mexico /1/                                  122,358                503,957
OIL COMPANY-EXPLORATION & PRODUCTION (1.72%)
 Oil & Natural Gas                                  15,217                264,373
 PTT Public /2/ /3/                                118,316                489,802
                                                                          754,175
OIL COMPANY-INTEGRATED (9.93%)
 China Petroleum & Chemical                      1,738,058                658,744
 LUKOIL                                              7,250                906,250
 MOL Magyar Olaj-es Gazipari                         5,997                334,575
 PetroChina                                      1,134,992                594,225
 Petroleo Brasileiro                                30,932              1,098,395
 Sasol                                              23,220                458,178
 Surgutneftegaz                                      7,900                312,050
                                                                        4,362,417
OIL REFINING & MARKETING (1.60%)
 Polski Koncern Naftowy Orlen                       52,520                565,570
 Thai Oil Public /1/ /3/                           141,000                139,060
                                                                          704,630
OIL-FIELD SERVICES (0.96%)
 Tenaris                                             9,396                420,659
PAPER & RELATED PRODUCTS (0.51%)
 Kimberly-Clark de Mexico                           75,115                224,770
PETROCHEMICALS (1.96%)
 Honam Petrochemical                                14,610                571,611
 SINOPEC Shanghai Petrochemical                    831,210                291,010
                                                                          862,621
REAL ESTATE OPERATOR & DEVELOPER (1.08%)
 IRSA Inversiones y
  Representaciones /1/                              10,280                 97,763
 Kerry Properties                                  196,242                378,193
                                                                          475,956
RETAIL-APPAREL & SHOE (1.83%)
 Edgars Consolidated Stores                         23,158                804,842
                                    Shares
                                     Held                                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-AUTOMOBILE (0.61%)
                                                                      $
 Astra International                               311,427                268,649
RETAIL-DISCOUNT (0.49%)
 Siam Makro /3/                                    199,560                216,253
RETAIL-HYPERMARKETS (0.75%)
 Organizacion Soriana                              102,922                330,289
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.58%)
 Massmart Holdings                                  36,856                256,181
RUBBER & PLASTIC PRODUCTS (0.23%)
 Taiwan Green Point Enterprises                     36,000                 99,147
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.43%)
 Realtek Semiconductor                             152,000                151,522
 Taiwan Semiconductor
  Manufacturing                                    364,097                477,397
                                                                          628,919
SHIP BUILDING (0.81%)
 Samsung Heavy Industries                           65,950                356,996
STEEL PRODUCERS (3.66%)
 Cherepovets MK Severstal /1/ /3/                    5,325                213,370
 China Steel                                       219,000                220,278
 Iscor                                              55,465                486,417
 POSCO                                              12,679                474,068
 Tata Iron & Steel                                  34,103                216,240
                                                                        1,610,373
TELECOMMUNICATION SERVICES (3.88%)
 China Telecom                                     698,204                224,261
 Mahanagar Telephone Nigam                          87,829                266,982
 SK Telecom                                         32,096                633,254
 Telekom Malaysia                                   74,100                224,250
 Telekomunikasi Indonesia                          742,000                354,692
                                                                        1,703,439
TELEPHONE-INTEGRATED (2.19%)
 Carso Global Telecom /1/                          185,497                285,498
 Philippine Long Distance
  Telephone /1/                                     27,143                677,009
                                                                          962,507
TOBACCO (0.18%)
 Korea Tobacco & Ginseng                             2,850                 78,919
TRANSPORT-MARINE (1.87%)
 China Shipping Development /4/                    228,983                191,226
 Evergreen Marine                                      657                    566
 Malaysia International Shipping                    61,442                215,047
 Wan Hai Lines                                     429,950                413,154
                                                                          819,993
WIRELESS EQUIPMENT (1.17%)
 Gemtek Technology                                 218,827                514,232
                                      TOTAL COMMON STOCKS              40,737,124

                                    Shares
                                     Held                                 Value
----------------------------------------------------------------------------------------
PREFERRED STOCKS (6.69%)
AIRLINES (0.78%)
 Gol Linhas Aereas Inteligentes                                       $
  /1/                                               33,195                342,876
COMMERCIAL BANKS (1.04%)
 Banco Bradesco                                      7,562                457,268
DIVERSIFIED MINERALS (1.74%)
 Caemi Mineracao e Metalurgica /1/               1,276,434                764,251
FOOD-MEAT PRODUCTS (0.96%)
 Sadia                                             232,667                421,179
MACHINERY-GENERAL INDUSTRY (0.73%)
 WEG                                               123,028                319,632
PETROCHEMICALS (0.44%)
 Braskem                                         5,325,790                195,801
STEEL PRODUCERS (1.00%)
 Cia Siderurgica de Tubarao                      5,283,248                213,291
 Usinas Siderurgicas de Minas
  Gerais                                            15,011                227,320
                                                                          440,611
                                   TOTAL PREFERRED STOCKS               2,941,618

                                    Maturity
                                    Amount                               Value
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.57%)
 Washington Mutual Capital; 1.95%;
  dated 10/29/04 maturing 11/01/04
  (collateralized by U.S.
  Government Agency Securities;
  $255,000; 08/01/19 - 11/01/34)
  /5/                                         $    250,041            $   250,000
                              TOTAL REPURCHASE AGREEMENTS                 250,000
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (99.95%)              43,928,742
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.05%)                                                       23,052
                               TOTAL NET ASSETS (100.00%)             $43,951,794
                                                                      -------------

/1 /Non-income producing security.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,696,949 or 3.86% of net assets.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,594,691 or 3.63% of net assets.
/4 /Security or a portion of the security was on loan at the end of the period. /5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 6,784,451
Unrealized Depreciation                         (459,519)
                                             -----------
Net Unrealized Appreciation (Depreciation)     6,324,932
Cost for federal income tax purposes         $37,603,810

           INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
 Argentina                $   599,075              1.36%
 Brazil                     4,812,090             10.95
 Chile                        390,817              0.89
 China                      1,735,206              3.95
 Hong Kong                  1,257,301              2.86
 Hungary                      654,337              1.49
 India                      1,589,590              3.62
 Indonesia                  1,129,600              2.57
 Israel                       994,437              2.26
 Korea                      7,654,350             17.42
 Malaysia                   1,835,556              4.18
 Mexico                     2,953,068              6.72
 Netherlands                  173,160              0.39
 Peru                         232,733              0.53
 Philippines                  677,009              1.54
 Poland                       565,570              1.29
 Russia                     1,574,833              3.59
 South Africa               4,854,529             11.05
 Spain                        244,276              0.56
 Taiwan                     4,766,944             10.85
 Thailand                   1,246,188              2.84
 Turkey                     1,342,313              3.06
 United Kingdom             1,391,747              3.17
 United States              1,254,013              2.86
             TOTAL        $43,928,742            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2004

                                    Shares
                                     Held                                 Value
 ----------------------------------------------------------------------------------------
COMMON STOCKS (98.45%)
ADVERTISING AGENCIES (0.04%)
                                                                     $
 Asatsu-DK                                          3,787                 107,344
ADVERTISING SALES (0.08%)
 Telefonica Publicidad e
  Informacion                                      25,014                 183,596
AEROSPACE & DEFENSE-EQUIPMENT (0.52%)
 European Aeronautic Defense &
  Space /1/                                        43,553               1,238,225
AGRICULTURAL OPERATIONS (0.12%)
 Chaoda Modern Agriculture /1/                    284,751                  96,949
 IOI Berhad                                        80,000                 200,000
                                                                          296,949
AIRLINES (0.03%)
 Austrian Airlines /2/                              5,496                  74,526
AIRPORT DEVELOPMENT & MAINTENANCE (0.06%)
 Kobenhavns Lufthavne                                 805                 134,642
APPLICATIONS SOFTWARE (0.06%)
 Infosys Technologies                               3,235                 135,946
APPLICATIONS SOFTWAREN (0.03%)
 TATA Consultancy Services /2/                      2,576                  65,548
ATHLETIC FOOTWEAR (0.11%)
 Puma                                               1,060                 264,632
AUDIO & VIDEO PRODUCTS (0.07%)
 Bang & Olufsen                                     1,209                  71,613
 Sansui Electric /2/                               23,000                   6,931
 Skyworth Digital Holdings                        232,779                  80,002
                                                                          158,546
AUTO-CARS & LIGHT TRUCKS (2.41%)
 Hyundai Motor                                      3,555                 172,431
 Renault                                           21,810               1,819,967
 Toyota Motor                                      97,207               3,780,628
                                                                        5,773,026
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.54%)
 Volvo /1/                                         34,318               1,295,401
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.08%)
 Exedy                                              4,998                  84,202
 Keihin                                             7,103                 117,257
                                                                          201,459
BEVERAGES-NON-ALCOHOLIC (0.34%)
 Asahi Soft Drinks                                  3,275                  27,880
 Calpis                                             5,548                  34,221
 Coca-Cola Hellenic Bottling                       33,375                 740,409
                                                                          802,510
BICYCLE MANUFACTURING (0.00%)
 Giant Manufacturing                                8,000                  11,639
BREWERY (0.56%)
 Efes Breweries International /2/                   3,044                  84,471
 Quilmes Industrial                                 1,735                  28,385
 SABMiller                                         78,145               1,125,435
 Wolverhampton & Dudley Breweries                   6,018                 100,674
                                                                        1,338,965
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.32%)
                                                                     $
 Geberit                                              658                 427,184
 Kingspan Group                                    26,244                 205,309
 Sika                                                 235                 144,155
                                                                          776,648
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.06%)
 Abengoa                                            4,957                  45,905
 Carillion                                         21,798                  86,371
                                                                          132,276
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.86%)
 Adelaide Brighton                                167,603                 206,565
 BPB                                              104,735                 805,526
 Cementir                                          17,152                  76,146
 Gujarat Ambuja Cements Ltd. /2/                   18,842                 142,026
 Italcementi                                       34,048                 521,461
 Italcementi                                       29,818                 307,991
                                                                        2,059,715
BUILDING PRODUCTS-DOORS & WINDOWS (0.29%)
 Asahi Glass                                       76,091                 697,925
BUILDING-HEAVY CONSTRUCTION (1.50%)
 Actividades de Construccion y
  Servicios /1/                                    65,430               1,264,267
 Daelim Industrial                                  4,180                 179,223
 IJM                                               77,194                  95,477
 Vinci /1/                                         17,347               2,059,883
                                                                        3,598,850
BUILDING-RESIDENTIAL & COMMERCIAL (1.40%)
 Corporacion GEO /2/                               94,565                 147,594
 Daiwa House Industry                              82,027                 837,341
 Hyundai Development                               16,590                 222,287
 McCarthy & Stone                                  17,653                 187,766
 Persimmon                                        163,193               1,844,945
 Token /2/                                          2,651                 118,333
                                                                        3,358,266
CASINO SERVICES (0.08%)
 Aristocrat Leisure                                29,840                 191,462
CELLULAR TELECOMMUNICATIONS (2.65%)
 Advanced Info Service Public                      43,696                  99,490
 America Telecom /2/                              172,246                 418,191
 Far EasTone Telecommunications                   225,700                 241,206
 Maxis Communications                             108,197                 244,867
 mm02 /2/                                       1,117,271               2,154,653
 Mobistar /2/                                       2,447                 183,027
 Vimpel Communications /2/                          2,207                 251,598
 Vodafone Group                                 1,076,751               2,757,172
                                                                        6,350,204
CHEMICALS-DIVERSIFIED (2.05%)
 BASF                                              25,424               1,586,306
 Mitsubishi Gas Chemical                          343,296               1,467,713
 NOF                                                3,517                  12,122
 Sumitomo Chemical /1/                            204,378                 989,267
 Tosoh                                            201,167                 850,588
                                                                        4,905,996
CHEMICALS-SPECIALTY (0.81%)
 Clariant                                          76,241               1,028,011
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                     $
 Methanex                                          58,421                 917,206
                                                                        1,945,217
CIRCUIT BOARDS (0.05%)
 Unimicron Technology                             182,000                 117,683
COAL (0.05%)
 Yanzhou Coal Mining                               93,779                 123,498
COATINGS & PAINT (0.09%)
 Kansai Paint /1/                                  35,419                 203,128
COMMERCIAL BANKS (7.16%)
 ABSA Group                                        35,979                 391,489
 Amagerbanken                                         511                  63,073
 Anglo Irish Bank                                 122,628               2,324,234
 Banca Popolare di Lodi                            77,293                 832,775
 Banco do Brasil                                   25,715                 257,510
 Bank Austria Creditanstalt                        16,012               1,181,551
 Bank Leumi Le-Israel                             127,850                 266,680
 Bank of Kyoto /1/                                 30,463                 223,761
 Bank of Piraeus                                    8,472                 109,492
 Bank Rakyat                                    1,077,500                 230,893
 BBVA Banco Frances                                 9,303                  60,469
 Chiba Bank                                       124,000                 795,216
 Chinatrust Financial Holding                     142,887                 162,969
 CorpBanca /3/ /4/                                  4,000                 105,820
 Credicorp                                          8,240                 118,656
 Daegu Bank                                        36,200                 216,650
 Dah Sing Financial                                14,164                 101,907
 DnB Holding /1/                                  201,660               1,703,676
 E.Sun Financial Holding /2/ /4/                    1,883                  32,130
 E.Sun Financial Holding                          207,000                 141,284
 EON Capital                                       88,190                 139,247
 Hana Bank                                          7,640                 190,744
 Hansabank                                         14,243                 143,131
 IntesaBci                                        369,562               1,509,025
 Jyske Bank /2/                                    16,059                 516,853
 Natexis Banques Populaires                           528                  63,034
 National Bank of Greece                           51,465               1,432,396
 Nordea                                           219,376               1,889,006
 OTP Bank                                           6,254                 157,626
 Sapporo Hokuyo Holdings                               11                  71,890
 Shinsei Bank /1/                                 126,218                 820,138
 Shizuoka Bank                                     94,803                 789,207
 Wing Hang Bank                                    17,222                 117,824
                                                                       17,160,356
COMMUNICATIONS SOFTWARE (0.03%)
 Telelogic /2/                                     38,475                  81,676
COMPUTER SERVICES (0.03%)
 ALTEN /1/ /2/                                      2,116                  45,758
 EDB Business Partner /1/ /2/                       5,066                  33,764
                                                                           79,522
COMPUTERS (0.08%)
 High Tech Computer                                46,000                 191,408
COMPUTERS-INTEGRATED SYSTEMS (0.48%)
 Itochu Techno-Science                             22,500                 906,865
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
                                                                     $
 NIWS                                                  92                 233,054
                                                                        1,139,919
COMPUTERS-PERIPHERAL EQUIPMENT (0.66%)
 Lite-On Technology                               198,000                 176,632
 Logitech International /2/                        25,675               1,328,146
 Roland /1/                                         1,684                  83,257
                                                                        1,588,035
CONSULTING SERVICES (0.13%)
 Savills                                            8,384                  63,099
 WS Atkins                                         20,593                 249,224
                                                                          312,323
CONTAINERS-METAL & GLASS (0.32%)
 Rexam                                             98,231                 776,201
COSMETICS & TOILETRIES (0.43%)
 Body Shop International                           23,985                  73,283
 Pacific                                              240                  46,950
 Uni-Charm /1/                                     18,251                 921,229
                                                                        1,041,462
CRUISE LINES (0.67%)
 Carnival                                          30,577               1,615,237
DISTRIBUTION-WHOLESALE (0.73%)
 Doshisha /1/                                       2,900                  96,130
 Inchcape                                           4,207                 113,931
 Wolseley                                          88,399               1,527,410
                                                                        1,737,471
DIVERSIFIED FINANCIAL SERVICES (0.59%)
 RMB Holdings                                      62,271                 190,125
 Sampo Ojy /1/                                     94,836               1,126,741
 Shinhan Financial Group                            4,500                  88,633
                                                                        1,405,499
DIVERSIFIED MANUFACTURING OPERATIONS (0.14%)
 Charter /2/                                       22,611                  81,410
 Cheil Industries                                  12,940                 182,628
 NKT Holding                                        3,249                  76,201
                                                                          340,239
DIVERSIFIED MINERALS (1.84%)
 Anglo American                                    23,206                 504,634
 Antofagasta                                       10,745                 196,487
 BHP Billiton                                     190,251               1,929,484
 Inmet Mining /2/                                  11,225                 173,471
 Teck Cominco                                      34,273                 818,787
 Xstrata                                           50,848                 784,947
                                                                        4,407,810
DIVERSIFIED OPERATIONS (1.39%)
 Alfa                                              57,285                 222,777
 Barloworld                                        13,693                 190,245
 Brascan /1/                                       47,661               1,695,047
 China Merchants Holdings
  International                                    85,882                 126,891
 Citic Pacific                                     30,000                  76,702
 Imperial Holdings /2/                             13,220                 196,556
 Ordina                                             3,879                  45,297
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATIONS (CONTINUED)
                                                                     $
 Wharf Holdings                                   233,000                 766,349
                                                                        3,319,864
ELECTRIC PRODUCTS-MISCELLANEOUS (1.31%)
 Casio Computer /1/                                92,528               1,097,022
 Hitachi                                          308,856               1,939,984
 LG Electronics                                     1,580                  89,197
                                                                        3,126,203
ELECTRIC-GENERATION (0.46%)
 China Power International Holding
  /2/                                             101,000                  39,578
 Electric Power Development /2/                    36,351                 948,227
 Electricity Generating Public                     63,553                 102,143
                                                                        1,089,948
ELECTRIC-INTEGRATED (4.32%)
 ASM Brescia                                       32,636                  99,220
 E.ON                                              29,773               2,423,855
 Enel /1/                                         133,269               1,201,930
 Fortum                                           127,177               1,941,305
 International Power /2/                           71,275                 210,915
 RWE                                               48,339               2,551,818
 Scottish Power                                   238,762               1,922,741
                                                                       10,351,784
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.60%)
 Funkwerk                                           1,048                  45,059
 LG Micron                                          2,192                 100,642
 Nihon Dempa Kogyo                                  4,090                  86,468
 Samsung Electronics                                2,640               1,036,427
 Samsung SDI                                        1,090                  98,339
 Star Micronics                                     7,182                  58,773
                                                                        1,425,708
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.12%)
 Hynix Semiconductor /2/                           21,980                 249,349
 Kontron /2/                                        5,324                  48,558
                                                                          297,907
ELECTRONIC MEASUREMENT INSTRUMENTS (0.04%)
 Techem /2/                                         3,277                 103,796
ENERGY-ALTERNATE SOURCES (0.02%)
 SolarWorld                                           764                  46,649
ENTERPRISE SOFTWARE & SERVICE (0.01%)
 Unit 4 Agresso /2/                                 2,380                  34,816
EXTENDED SERVICE CONTRACTS (0.04%)
 Accord Customer Care Solutions
  /1/ /2/                                         202,335                  93,558
FINANCE-CONSUMER LOANS (0.84%)
 Aiful                                             14,321               1,426,841
 Lopro /1/                                         13,755                  88,859
 Sanyo Shinpan Finance                              8,919                 498,906
                                                                        2,014,606
FINANCE-CREDIT CARD (0.30%)
 Credit Saison /1/                                 22,757                 726,492
FINANCE-INVESTMENT BANKER & BROKER (0.88%)
 Daiwa Securities Group                           196,833               1,204,835
 Ichiyoshi Securities                              13,561                 101,653
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                     $
 Mediobanca                                        57,733                 797,550
                                                                        2,104,038
FINANCE-LEASING COMPANY (0.10%)
 Ricoh Leasing                                      3,938                  96,420
 Sumisho Lease                                      3,987                 153,938
                                                                          250,358
FINANCE-OTHER SERVICES (0.20%)
 Aktiv Kapital                                      7,806                 130,673
 Fubon Financial Holding                          224,000                 211,226
 SFE /1/                                           21,664                 133,986
                                                                          475,885
FINANCIAL GUARANTEE INSURANCE (0.07%)
 Euler Hermes /2/                                   2,691                 165,369
FOOD-CONFECTIONERY (0.03%)
 Lindt & Spruengli                                      5                  64,505
FOOD-DAIRY PRODUCTS (0.03%)
 Morinaga Milk Industry                            16,889                  67,276
FOOD-FLOUR & GRAIN (0.39%)
 Nisshin Seifun Group                              92,651                 923,980
FOOD-MISCELLANEOUS/DIVERSIFIED (1.22%)
 Global Bio-Chem Technology
  Group - warrants /2/                             89,048                   6,178
 IAWS Group                                         6,440                  85,279
 J-Oil Mills                                       17,104                  64,267
 Kikkoman /1/                                      64,441                 565,581
 Orkla                                             37,090               1,053,190
 Royal Numico /2/                                  31,116               1,045,732
 Tiger Brands                                       6,861                  96,606
                                                                        2,916,833
FOOD-RETAIL (1.06%)
 Cencosud /2/ /4/                                   5,100                 113,333
 Colruyt                                            2,119                 306,206
 Groupe Bourbon                                       987                  48,337
 SPAR Group /2/                                     6,861                  23,065
 Tesco                                            391,006               2,057,975
                                                                        2,548,916
FOOTWEAR & RELATED APPAREL (0.05%)
 Grendene /2/                                      10,041                 121,680
FORESTRY (0.08%)
 Great Southern Plantations /1/                    33,082                  83,522
 West Fraser Timber                                 2,597                 102,198
                                                                          185,720
GAS-DISTRIBUTION (0.16%)
 Korea Gas                                          3,600                 109,656
 OAO Gazprom                                        7,153                 267,022
                                                                          376,678
HOME FURNISHINGS (0.08%)
 Lewis Group /2/                                   37,200                 193,023
HOTELS & MOTELS (0.75%)
 InterContinental Hotels Group                    146,191               1,786,665
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (0.22%)
                                                                     $
 Capita Group                                      37,711                 243,224
 Michael Page International                        38,704                 122,155
 Ranstad Holding                                    4,821                 161,961
                                                                          527,340
IMPORT & EXPORT (0.58%)
 Mitsubishi /1/                                   113,042               1,246,560
 Testrite International                           247,722                 137,932
                                                                        1,384,492
INDUSTRIAL AUTOMATION & ROBOTS (0.06%)
 CKD                                               23,615                 136,544
INSTRUMENTS-SCIENTIFIC (0.02%)
 As One                                             1,277                  36,919
INTERNET SECURITY (0.09%)
 Check Point Software Technologies
  /2/                                               9,654                 218,383
INVESTMENT COMPANIES (0.05%)
 Macquarie Airports                                58,848                 124,397
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.06%)
 Muenchmeyer Petersen Capital                       2,151                 149,943
LEISURE & RECREATION PRODUCTS (0.05%)
 Mars Engineering                                   3,218                 120,611
LIFE & HEALTH INSURANCE (0.06%)
 New Africa Capital                                97,742                 140,482
MACHINERY-ELECTRICAL (0.65%)
 Nidec                                              5,500                 594,595
 Schneider Electric                                14,424                 952,263
                                                                        1,546,858
MACHINERY-FARM (0.53%)
 Kubota                                           278,351               1,266,066
MACHINERY-GENERAL INDUSTRY (0.81%)
 Harmonic Drive Systems                                 6                  39,552
 MAN                                               48,818               1,690,332
 Okuma /2/                                         33,358                 126,282
 Saurer /2/                                         1,429                  75,527
                                                                        1,931,693
MEDICAL INSTRUMENTS (0.08%)
 Sysmex                                             3,331                 129,865
 Topcon /2/                                         5,249                  66,088
                                                                          195,953
MEDICAL PRODUCTS (0.90%)
 Phonak Holding /1/                                26,646                 831,683
 Straumann Holding                                  3,421                 706,153
 Terumo /1/                                        25,134                 624,859
                                                                        2,162,695
MEDICAL-BIOMEDICAL/GENE (0.08%)
 Crucell /2/                                        6,703                  65,910
 Genmab /2/                                         3,758                  53,076
 GPC Biotech /2/                                    5,744                  71,971
                                                                          190,957
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (4.62%)
                                                                     $
 AstraZeneca                                       20,606                 842,345
 Axcan Pharmaceuticals                              5,109                  76,860
 Eisai                                             21,030                 604,026
 Fujirebio                                          4,201                  53,091
 GlaxoSmithKline                                   31,403                 660,556
 Merck                                             21,224               1,179,812
 Novartis                                          31,507               1,497,399
 Ono Pharmaceutical                                17,957                 840,440
 Orion OYJ                                         12,807                 182,786
 Roche Holding                                     23,370               2,380,863
 Sankyo                                            31,500                 652,604
 Sanofi-Synthelabo /1/                             28,733               2,094,303
                                                                       11,065,085
MEDICAL-NURSING HOMES (0.04%)
 Extendicare /2/                                    7,571                 104,029
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.38%)
 Alliance Unichem                                  75,503                 920,681
METAL PROCESSORS & FABRICATION (0.09%)
 KITZ                                              36,156                 207,355
METAL-IRON (0.04%)
 Portman                                           49,654                  90,126
MISCELLANEOUS MANUFACTURERS (0.03%)
 Balda                                              4,098                  42,120
 IDT International                                167,730                  39,436
                                                                           81,556
MONEY CENTER BANKS (7.97%)
 Banco Bilbao Vizcaya Argentaria
  /1/                                             190,126               2,974,751
 Barclays                                         161,670               1,580,377
 BNP Paribas /1/                                   54,314               3,685,956
 DBS Group Holdings                               139,816               1,309,791
 HSBC Holdings                                    127,631               2,056,784
 KBC Bancassurance Holding                         16,788               1,226,854
 Mitsubishi Tokyo Financial Group                     257               2,178,171
 Standard Chartered                                83,437               1,491,361
 UBS                                               35,920               2,580,129
                                                                       19,084,174
MORTGAGE BANKS (1.05%)
 Home Capital Group /2/                             5,254                 115,224
 Hypo Real Estate Holding /2/                      59,565               2,223,838
 Northern Rock                                     13,237                 179,845
                                                                        2,518,907
MULTI-LINE INSURANCE (2.01%)
 AXA                                               44,441                 953,681
 Fondiaria-SAI                                     33,874                 776,902
 ING Groep                                         46,096               1,216,705
 Storebrand                                       148,214               1,124,616
 Topdanmark /2/                                    10,681                 750,612
                                                                        4,822,516
MULTIMEDIA (1.48%)
 NRJ Group                                          2,561                  52,905
 Publishing & Broadcasting                        183,673               2,007,156
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
                                                                     $
 Vivendi Universal /2/                             54,250               1,477,476
                                                                        3,537,537
NON-FERROUS METALS (0.10%)
 Grupo Mexico /2/                                  59,911                 246,756
NON-HOTEL GAMBLING (0.52%)
 Greek Organisation of Football
  Prognostics                                      40,270                 818,582
 Paddy Power                                       11,095                 146,638
 William Hill                                      31,398                 281,037
                                                                        1,246,257
OFFICE AUTOMATION & EQUIPMENT (1.21%)
 Canon                                             56,521               2,783,735
 Neopost /1/                                        1,795                 124,213
                                                                        2,907,948
OIL COMPANY-EXPLORATION & PRODUCTION (2.29%)
 Acclaim Energy Trust /2/                           1,954                  22,828
 Canadian Natural Resources                        62,837               2,641,756
 Oil & Natural Gas                                  6,049                 105,093
 Paladin Resources                                 67,809                 204,385
 Petrokazakhstan                                   27,666               1,020,676
 PTT Public                                        57,799                 239,275
 TAP OIL /2/                                       49,789                  62,851
 Tullow Oil                                       458,338               1,182,037
                                                                        5,478,901
OIL COMPANY-INTEGRATED (6.87%)
 BP Amoco                                         304,130               2,939,534
 China Petroleum & Chemical                       859,937                 325,926
 ENI                                              109,956               2,489,676
 LUKOIL                                             3,627                 453,375
 MOL Magyar Olaj-es Gazipari                        2,958                 165,028
 Petro-Canada                                      19,277               1,050,654
 PetroChina                                       499,982                 261,766
 Petroleo Brasileiro                               15,186                 539,255
 Repsol YPF /1/                                    91,634               1,980,405
 Sasol                                             11,445                 225,833
 Shell Transport & Trading                        132,152               1,038,790
 Surgutneftegaz                                     3,891                 153,694
 TotalFinaElf                                      23,343               4,840,032
                                                                       16,463,968
OIL REFINING & MARKETING (0.89%)
 Polski Koncern Naftowy Orlen                      25,595                 275,624
 Statoil                                          129,252               1,865,422
                                                                        2,141,046
OIL-FIELD SERVICES (0.16%)
 Stolt Offshore /2/                                35,687                 176,429
 Tenaris                                            4,445                 199,003
                                                                          375,432
OPTICAL SUPPLIES (0.51%)
 HOYA                                              12,000               1,229,494
PAPER & RELATED PRODUCTS (0.05%)
 Kimberly-Clark de Mexico                          36,684                 109,771
PETROCHEMICALS (0.20%)
 Honam Petrochemical                                7,600                 297,347
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PETROCHEMICALS (CONTINUED)
                                                                     $
 SINOPEC Shanghai Petrochemical                   500,060                 175,073
                                                                          472,420
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.03%)
 Tamron                                             2,119                  74,232
PROPERTY & CASUALTY INSURANCE (1.02%)
 Admiral Group /2/                                  7,537                  40,498
 Amlin                                             47,339                 126,856
 Dongbu Insurance                                   8,750                  50,022
 Northbridge Financial                              1,823                  36,468
 Promina Group                                     46,661                 158,235
 QBE Insurance Group /1/                          132,901               1,362,982
 Sompo Japan Insurance                             76,708                 667,466
                                                                        2,442,527
PROPERTY TRUST (0.08%)
 Commonwealth Property Office Fund                207,196                 201,195
PUBLIC THOROUGHFARES (0.07%)
 Autostrada Torino                                  7,615                 173,875
PUBLISHING-BOOKS (0.02%)
 Bloomsbury Publishing                             10,127                  47,688
PUBLISHING-NEWSPAPERS (0.12%)
 Gruppo Editoriale L'Espresso /1/                  22,866                 122,164
 Spir Communication                                   234                  41,762
 Trinity Mirror                                    10,010                 118,118
                                                                          282,044
PUBLISHING-PERIODICALS (0.85%)
 United Business Media                            233,144               2,038,764
QUARRYING (0.05%)
 Eramet                                             1,619                 124,597
REAL ESTATE MANAGEMENT & SERVICES (0.30%)
 Corio                                              6,839                 340,761
 Goldcrest                                          1,907                 118,705
 Iida Home Max                                      2,677                  65,041
 Midland Realty Holdings                          418,283                 185,404
                                                                          709,911
REAL ESTATE OPERATOR & DEVELOPER (2.46%)
 Inmobiliaria Colonial /1/                         25,468                 880,862
 Inmobiliaria Urbis                                10,990                 129,873
 IRSA Inversiones y
  Representaciones /2/                              1,499                  14,255
 Kerry Properties                                 154,619                 297,978
 Land Securities Group                             55,179               1,206,177
 Liberty International                             52,093                 821,347
 Mitsui Fudosan                                   120,230               1,273,743
 NHP                                               34,866                 154,123
 Sino Land /1/                                  1,308,999               1,118,386
                                                                        5,896,744
REINSURANCE (0.43%)
 Swiss Reinsurance                                 16,740               1,024,088
RENTAL-AUTO & EQUIPMENT (0.04%)
 Northgate                                          7,214                  98,344
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (1.35%)
                                                                     $
 Aoki International                                 4,056                  45,453
 Edgars Consolidated Stores                        11,228                 390,222
 Next                                              89,654               2,743,360
 Right On                                           1,992                  59,841
                                                                        3,238,876
RETAIL-AUTOMOBILE (0.06%)
 Astra International                              152,460                 131,518
RETAIL-BUILDING PRODUCTS (0.09%)
 Grafton Group /2/                                 24,580                 222,777
RETAIL-CONSUMER ELECTRONICS (0.14%)
 Carphone Warehouse                                87,920                 269,030
 JB Hi-Fi                                          22,820                  61,023
                                                                          330,053
RETAIL-DISCOUNT (0.04%)
 Siam Makro /3/                                    94,700                 102,621
RETAIL-DRUG STORE (0.02%)
 Tsuruha                                            1,987                  49,025
RETAIL-HYPERMARKETS (0.07%)
 Organizacion Soriana                              50,068                 160,674
RETAIL-MAJOR DEPARTMENT STORE (0.43%)
 Metro                                             21,812               1,036,311
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.62%)
 Coles Myer                                       114,015                 812,460
 Massmart Holdings                                 18,050                 125,463
 Ryohin Keikaku                                    12,400                 553,498
                                                                        1,491,421
RETAIL-MUSIC STORE (0.34%)
 HMV Group                                        185,146                 815,032
RETAIL-PUBS (0.55%)
 Punch Taverns                                    129,106               1,308,774
RETAIL-SPORTING GOODS (0.01%)
 Blacks Leisure Group                               2,909                  23,453
RUBBER & PLASTIC PRODUCTS (0.02%)
 Taiwan Green Point Enterprises                    18,000                  49,573
RUBBER-TIRES (1.16%)
 Continental                                       48,047               2,615,857
 Sumitomo Rubber Industries                        20,323                 172,819
                                                                        2,788,676
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.13%)
 Realtek Semiconductor                             75,000                  74,764
 Taiwan Semiconductor
  Manufacturing                                   179,000                 234,702
                                                                          309,466
SHIP BUILDING (0.07%)
 Samsung Heavy Industries                          32,120                 173,870
SOAP & CLEANING PRODUCTS (0.39%)
 McBride                                           64,775                 182,185
 Reckitt Benckiser                                 27,292                 746,607
                                                                          928,792
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL PRODUCERS (1.75%)
                                                                     $
 Arcelor /1/                                       68,133               1,268,828
 Cherepovets MK Severstal /2/ /3/                   2,601                 104,221
 China Steel                                      108,265                 108,897
 Dongkuk Steel Mill                                 8,410                 101,040
 Gerdau AmeriSteel /2/                             13,260                  64,031
 INI Steel                                          8,470                  89,656
 IPSCO                                              6,717                 179,304
 Iscor                                             27,097                 237,635
 JFE Holdings                                      29,500                 790,352
 Nippon Steel                                     301,426                 703,961
 OneSteel                                          26,658                  52,369
 POSCO                                              7,524                 281,322
 Russel Metals                                      9,706                 103,923
 Tata Iron & Steel                                 16,741                 106,151
                                                                        4,191,690
STORAGE & WAREHOUSING (0.02%)
 Westshore Terminals                                6,855                  53,952
TELECOMMUNICATION EQUIPMENT (0.72%)
 GN Store Nord                                     17,845                 180,243
 Option /2/                                         1,423                  38,646
 Telefonaktiebolaget LM Ericsson
  /2/                                             517,015               1,497,299
                                                                        1,716,188
TELECOMMUNICATION SERVICES (1.32%)
 China Telecom                                    323,789                 104,000
 Mahanagar Telephone                               17,084                 134,963
 SK Telecom                                        15,689                 309,544
 Telekom Malaysia                                  35,995                 108,932
 Telekomunikasi Indonesia                         366,966                 175,418
 Telenor                                          292,373               2,321,383
                                                                        3,154,240
TELEPHONE-INTEGRATED (0.20%)
 Carso Global Telecom /2/                          91,500                 140,827
 Philippine Long Distance
  Telephone /2/                                    13,877                 348,313
                                                                          489,140
TELEVISION (0.91%)
 Antena 3 Television /2/                            2,758                 176,644
 Mediaset                                         176,553               2,007,782
                                                                        2,184,426
TOBACCO (1.30%)
 Imperial Tobacco Group                            86,637               2,017,649
 Korea Tobacco & Ginseng                           39,253               1,086,952
                                                                        3,104,601
TRANSPORT-MARINE (1.28%)
 China Shipping Development /1/                   155,699                 130,026
 Dampskibsselskabet Torm                            5,473                 174,741
 Kawasaki Kisen Kaisha                             26,197                 174,416
 Malaysia International Shipping                   31,890                 111,615
 Mitsui O.S.K. Lines                              211,542               1,251,044
 Nippon Yusen Kabushiki Kaisha                    170,366                 855,119
 Orient Overseas International                     32,710                 118,932
 Wan Hai Lines                                    252,500                 242,636
                                                                        3,058,529
                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (0.57%)
                                                                     $
 East Japan Railway                                   261               1,369,027
TRANSPORT-SERVICES (0.08%)
 Toll Holdings                                     21,661                 191,244
VENTURE CAPITAL (0.02%)
 Japan Asia Investment                             10,887                  40,804
WATER (0.77%)
 Kelda Group                                      179,944               1,841,439
WEB PORTALS (0.07%)
 eAccess /2/                                           97                  85,956
 Iliad                                              2,559                  72,786
                                                                          158,742
WIRELESS EQUIPMENT (0.63%)
 Gemtek Technology                                107,000                 251,444
 Hitachi Kokusai Electric                           7,500                  51,912
 Nokia                                             63,564                 977,555
 Uniden                                            10,795                 233,304
                                                                        1,514,215
                                     TOTAL COMMON STOCKS              235,813,687

                                    Shares
                                     Held                                 Value
-----------------------------------------------------------------------------------------
PREFERRED STOCKS (0.69%)
AIRLINES (0.07%)
 Gol Linhas Aereas Inteligentes
  /2/                                              16,206                 167,394
COMMERCIAL BANKS (0.09%)
 Banco Bradesco                                     3,694                 223,373
DIVERSIFIED MINERALS (0.17%)
 Caemi Mineracao e Metalurgica /2/                671,724                 402,188
FOOD-MEAT PRODUCTS (0.08%)
 Sadia                                            113,879                 206,146
MACHINERY-GENERAL INDUSTRY (0.07%)
 WEG                                               60,872                 158,148
PETROCHEMICALS (0.04%)
 Braskem /2/                                    2,603,684                  95,724
STEEL PRODUCERS (0.09%)
 Cia Siderurgica de Tubarao                     2,636,255                 106,429
 Usinas Siderurgicas de Minas
  Gerais                                            7,400                 112,062
                                                                          218,491
TELEVISION (0.08%)
 ProSiebenSat.1 Media                              10,490                 187,480
                                  TOTAL PREFERRED STOCKS                1,658,944

                                    Principal

                                    Amount                               Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.58%)
AEROSPACE & DEFENSE EQUIPMENT (1.58%)
 United Technologies
                                               $                     $
  1.85%; 11/01/04                               3,780,000               3,780,000
                                  TOTAL COMMERCIAL PAPER                3,780,000

                                    Maturity

                                    Amount                               Value

-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (8.93%)
 Washington Mutual Capital; 1.95%;
  dated 10/29/04 maturing 11/01/04
  (collateralized by U.S.
  Government Agency Securities;
  $21,825,805; 08/01/19 -
  11/01/34) /5/                                21,401,325              21,397,848
                             TOTAL REPURCHASE AGREEMENTS               21,397,848
                                                                     ------------

                   TOTAL PORTFOLIO INVESTMENTS (109.65%)              262,650,479
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-9.65%)                                                             (23,116,639)
                              TOTAL NET ASSETS (100.00%)             $239,533,840
                                                                     ---------------


/1 /Security or a portion of the security was on loan at the end of the period. /2 /Non-income producing security.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $312,662 or 0.13% of net assets.
/4 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $251,283 or 0.10% of net assets.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 27,311,096
Unrealized Depreciation                        (4,485,129)
                                             ------------
Net Unrealized Appreciation (Depreciation)     22,825,967
Cost for federal income tax purposes         $239,824,512




           INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
                          $
 Argentina                     287,857              0.11%
 Australia                   5,739,572              2.19
 Austria                     1,256,077              0.48
 Belgium                     1,754,733              0.67
 Bermuda                       185,404              0.07
 Brazil                      2,389,909              0.91
 Canada                      9,176,414              3.49
 Cayman Islands                 96,949              0.04
 Chile                         219,153              0.08
 China                         892,791              0.34
 Denmark                     2,021,055              0.77
 Finland                     4,228,388              1.61
 France                     18,622,322              7.09
 Germany                    16,268,335              6.19
 Greece                      3,100,880              1.18
 Hong Kong                   3,117,660              1.19
 Hungary                       322,653              0.12
 India                         689,728              0.26
 Indonesia                     537,828              0.21
 Ireland                     2,984,238              1.14
 Israel                        485,064              0.18
 Italy                      10,916,498              4.16
 Japan                      45,897,723             17.48
 Korea                       5,372,909              2.05
 Luxembourg                  1,445,257              0.55
 Malaysia                      900,138              0.34
 Mexico                      1,446,591              0.55
 Netherlands                 4,233,878              1.61
 Norway                      8,232,724              3.13
 Peru                          118,656              0.05
 Philippines                   348,313              0.13
 Poland                        275,624              0.11
 Russia                        776,535              0.30
 Singapore                   1,403,349              0.53
 South Africa                2,400,744              0.91
 Spain                       7,779,432              2.96
 Sweden                      4,763,381              1.81
 Switzerland                12,872,790              4.90
 Taiwan                      2,386,127              0.91
 Thailand                      543,530              0.21
 United Kingdom             50,513,792             19.23
 United States              25,645,478              9.76
             TOTAL        $262,650,479            100.00%
                          --------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2004

                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (97.11%)
ADVERTISING AGENCIES (0.45%)
                                                                     $
 Asatsu-DK                                          9,653                273,618
ADVERTISING SALES (0.60%)
 Telefonica Publicidad e
  Informacion                                      50,302                369,203
AGRICULTURAL OPERATIONS (0.39%)
 Chaoda Modern Agriculture                        708,054                241,070
AIRLINES (0.31%)
 Austrian Airlines /1/                             13,785                186,925
AIRPORT DEVELOPMENT & MAINTENANCE (0.56%)
 Kobenhavns Lufthavne                               2,027                339,031
ATHLETIC FOOTWEAR (1.09%)
 Puma /2/                                           2,678                668,569
AUDIO & VIDEO PRODUCTS (0.66%)
 Bang & Olufsen                                     3,059                181,195
 Sansui Electric /1/                               66,333                 19,989
 Skyworth Digital Holdings                        586,597                201,602
                                                                         402,786
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.84%)
 Exedy                                             12,658                213,252
 Keihin                                            18,145                299,540
                                                                         512,792
BEVERAGES-NON-ALCOHOLIC (0.26%)
 Asahi Soft Drinks                                  8,230                 70,062
 Calpis                                            14,052                 86,676
                                                                         156,738
BREWERY (0.42%)
 Wolverhampton & Dudley Breweries                  15,158                253,577
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (2.17%)
 Geberit                                              680                441,466
 Kingspan Group                                    66,903                523,389
 Sika                                                 589                361,308
                                                                       1,326,163
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.55%)
 Abengoa                                           12,834                118,849
 Carillion                                         54,902                217,541
                                                                         336,390
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.10%)
 Adelaide Brighton                                429,415                529,240
 Cementir                                          43,337                192,393
 Italcementi                                       36,499                558,999
                                                                       1,280,632
BUILDING-HEAVY CONSTRUCTION (2.21%)
 Daelim Industrial                                 10,492                449,858
 Vinci /2/                                          7,573                899,262
                                                                       1,349,120
BUILDING-RESIDENTIAL & COMMERCIAL (2.44%)
 McCarthy & Stone                                  44,601                474,398
 Persimmon                                         63,394                716,688
 Token /1/                                          6,675                297,952
                                                                       1,489,038
                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CASINO SERVICES (0.80%)
                                                                     $
 Aristocrat Leisure /2/                            75,949                487,312
CELLULAR TELECOMMUNICATIONS (0.75%)
 Mobistar /1/                                       6,109                456,932
CHEMICALS-DIVERSIFIED (1.27%)
 Mitsubishi Gas Chemical                          173,859                743,309
 NOF                                                8,883                 30,617
                                                                         773,926
CHEMICALS-SPECIALTY (2.39%)
 Clariant                                          57,868                780,275
 Methanex                                          43,418                681,660
                                                                       1,461,935
COATINGS & PAINT (0.85%)
 Kansai Paint /2/                                  90,938                521,530
COMMERCIAL BANKS (4.56%)
 Amagerbanken                                       1,287                158,856
 Banca Popolare di Lodi                            53,069                571,779
 Bank of Kyoto /1/                                 78,618                577,475
 Bank of Piraeus                                   20,710                267,656
 Dah Sing Financial                                35,845                257,898
 Jyske Bank /1/                                     9,434                303,630
 Natexis Banques Populaires                         1,331                158,897
 Sapporo Hokuyo Holdings                               29                189,528
 Wing Hang Bank                                    43,376                296,756
                                                                       2,782,475
COMMUNICATIONS SOFTWARE (0.34%)
 Telelogic /1/                                     96,905                205,713
COMPUTER SERVICES (0.33%)
 ALTEN /1/ /2/                                      5,395                116,666
 EDB Business Partner /1/ /2/                      13,018                 86,762
                                                                         203,428
COMPUTERS-INTEGRATED SYSTEMS (0.97%)
 NIWS                                                 233                590,235
COMPUTERS-PERIPHERAL EQUIPMENT (1.11%)
 Logitech International /1/                         9,069                469,132
 Roland /2/                                         4,222                208,734
                                                                         677,866
CONSULTING SERVICES (1.30%)
 Savills                                           21,053                158,448
 WS Atkins                                         52,721                638,048
                                                                         796,496
COSMETICS & TOILETRIES (0.31%)
 Body Shop International                           61,089                186,649
DISTRIBUTION-WHOLESALE (0.86%)
 Doshisha /2/                                       7,250                240,324
 Inchcape                                          10,602                287,117
                                                                         527,441
DIVERSIFIED MANUFACTURING OPERATIONS (0.66%)
 Charter /1/                                       57,734                207,869
 NKT Holding                                        8,342                195,651
                                                                         403,520
                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MINERALS (0.72%)
                                                                     $
 Inmet Mining /1/                                  28,376                438,522
DIVERSIFIED OPERATIONS (0.19%)
 Ordina                                             9,798                114,415
ELECTRIC-INTEGRATED (1.28%)
 ASM Brescia                                       82,408                250,536
 International Power /1/                          180,222                533,307
                                                                         783,843
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.20%)
 Funkwerk                                           2,640                113,507
 LG Micron                                          5,521                253,488
 Nihon Dempa Kogyo                                 10,377                219,384
 Star Micronics /2/                                18,088                148,022
                                                                         734,401
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.21%)
 Kontron /1/                                       13,992                127,615
ELECTRONIC MEASUREMENT INSTRUMENTS (0.44%)
 Techem /1/                                         8,396                265,935
ENERGY-ALTERNATE SOURCES (0.19%)
 SolarWorl                                          1,930                117,843
ENTERPRISE SOFTWARE & SERVICE (0.15%)
 Unit 4 Agresso /1/                                 6,160                 90,112
EXTENDED SERVICE CONTRACTS (0.39%)
 Accord Customer Care Solutions
  /1/ /2/                                         509,901                235,775
FINANCE-CONSUMER LOANS (0.36%)
 Lopro                                             34,074                220,122
FINANCE-INVESTMENT BANKER & BROKER (0.41%)
 Ichiyoshi Securities                              33,045                247,705
FINANCE-LEASING COMPANY (1.05%)
 Ricoh Leasing /2/                                  9,930                243,130
 Sumisho Lease                                     10,246                395,599
                                                                         638,729
FINANCE-OTHER SERVICES (1.08%)
 Aktiv Kapital /2/                                 19,093                319,618
 SFE /1/ /2/                                       55,436                342,858
                                                                         662,476
FINANCIAL GUARANTEE INSURANCE (0.69%)
 Euler Hermes /1/                                   6,830                419,722
FOOD-CONFECTIONERY (0.25%)
 Lindt & Spruengli                                     12                154,813
FOOD-DAIRY PRODUCTS (0.28%)
 Morinaga Milk Industry                            42,495                169,276
FOOD-FLOUR & GRAIN (1.10%)
 Nisshin Seifun Group                              67,318                671,342
FOOD-MISCELLANEOUS/DIVERSIFIED (0.63%)
 IAWS Group                                        16,603                219,857
 J-Oil Mills                                       43,203                162,332
                                                                         382,189
                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-RETAIL (1.45%)
                                                                     $
 Colruyt                                            5,290                764,430
 Groupe Bourbon                                     2,493                122,092
                                                                         886,522
FORESTRY (0.77%)
 Great Southern Plantations /2/                    84,267                212,748
 West Fraser Timber                                 6,558                258,073
                                                                         470,821
HUMAN RESOURCES (2.18%)
 Capita Group                                      95,356                615,017
 Michael Page International                        97,865                308,875
 Ranstad Holding                                   12,181                409,219
                                                                       1,333,111
INDUSTRIAL AUTOMATION & ROBOTS (0.56%)
 CKD                                               59,648                344,890
INSTRUMENTS-SCIENTIFIC (0.15%)
 As One /2/                                         3,226                 93,265
INVESTMENT COMPANIES (0.51%)
 Macquarie Airports                               148,688                314,307
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.62%)
 Muenchmeyer Petersen Capital                       5,402                376,564
LEISURE & RECREATION PRODUCTS (0.50%)
 Mars Engineering                                   8,128                304,637
MACHINERY-GENERAL INDUSTRY (2.22%)
 Harmonic Drive Systems                                15                 98,880
 MAN                                               21,658                749,912
 Okuma /1/                                         84,010                318,034
 Saurer /1/                                         3,600                190,270
                                                                       1,357,096
MEDICAL INSTRUMENTS (0.81%)
 Sysmex                                             8,426                328,502
 Topcon /1/                                        13,211                166,335
                                                                         494,837
MEDICAL PRODUCTS (1.40%)
 Phonak Holding                                    12,979                405,104
 Straumann Holding                                  2,171                448,132
                                                                         853,236
MEDICAL-BIOMEDICAL/GENE (0.78%)
 Crucell /1/ /2/                                   17,115                168,291
 Genmab /1/                                         8,993                127,013
 GPC Biotech /1/                                   14,654                183,610
                                                                         478,914
MEDICAL-DRUGS (1.29%)
 Axcan Pharmaceuticals                             12,890                193,918
 Fujirebio                                         10,689                135,085
 Orion OYJ                                         32,255                460,356
                                                                         789,359
MEDICAL-NURSING HOMES (0.43%)
 Extendicare /1/                                   19,090                262,307
                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (0.85%)
                                                                     $
 KITZ                                              91,064                522,252
METAL-IRON (0.38%)
 Portman                                          126,612                229,812
MISCELLANEOUS MANUFACTURERS (0.34%)
 Balda                                             10,452                107,427
 IDT International                                424,080                 99,708
                                                                         207,135
MORTGAGE BANKS (2.47%)
 Home Capital Group /1/                            13,363                293,060
 Hypo Real Estate Holding /1/                      20,398                761,552
 Northern Rock                                     33,470                454,741
                                                                       1,509,353
MULTI-LINE INSURANCE (0.79%)
 Topdanmark /1/                                     6,906                485,322
MULTIMEDIA (0.23%)
 NRJ Group                                          6,676                137,913
NON-HOTEL GAMBLING (1.77%)
 Paddy Power                                       28,353                374,730
 William Hill                                      79,102                708,025
                                                                       1,082,755
OFFICE AUTOMATION & EQUIPMENT (0.51%)
 Neopost /2/                                        4,526                313,197
OIL COMPANY-EXPLORATION & PRODUCTION (2.04%)
 Acclaim Energy Trust /1/                           4,937                 57,678
 Paladin Resources                                171,329                516,409
 TAP OIL /1/                                      125,967                159,014
 Tullow Oil                                       198,820                512,749
                                                                       1,245,850
OIL-FIELD SERVICES (0.73%)
 Stolt Offshore /1/                                90,185                445,856
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.31%)
 Tamron /2/                                         5,360                187,769
PROPERTY & CASUALTY INSURANCE (1.71%)
 Admiral Group /1/                                 18,980                101,984
 Amlin                                            120,996                324,238
 Dongbu Insurance                                  22,600                129,200
 Northbridge Financial                              4,608                 92,179
 Promina Group                                    116,564                395,286
                                                                       1,042,887
PROPERTY TRUST (0.84%)
 Commonwealth Property Office Fund                528,731                513,416
PUBLIC THOROUGHFARES (0.72%)
 Autostrada Torino                                 19,369                442,258
PUBLISHING-BOOKS (0.19%)
 Bloomsbury Publishing                             25,148                118,422
PUBLISHING-NEWSPAPERS (1.16%)
 Gruppo Editoriale L'Espresso                      57,756                308,568
 Spir Communication                                   589                105,118
                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-NEWSPAPERS (CONTINUED)
                                                                     $
 Trinity Mirror                                    25,211                297,490
                                                                         711,176
PUBLISHING-PERIODICALS (0.87%)
 United Business Media                             60,794                531,623
QUARRYING (0.52%)
 Eramet                                             4,093                314,993
REAL ESTATE MANAGEMENT & SERVICES (2.94%)
 Corio                                             17,275                860,747
 Goldcrest                                          4,802                298,910
 Iida Home Max                                      6,862                166,719
 Midland Realty Holdings                        1,056,536                468,311
                                                                       1,794,687
REAL ESTATE OPERATOR & DEVELOPER (2.55%)
 Inmobiliaria Colonial /2/                         16,151                558,615
 Inmobiliaria Urbis /2/                            27,223                321,703
 Kerry Properties                                 148,279                285,760
 NHP                                               88,093                389,409
                                                                       1,555,487
RENTAL-AUTO & EQUIPMENT (0.41%)
 Northgate                                         18,398                250,807
RETAIL-APPAREL & SHOE (1.96%)
 Aoki International                                10,407                116,624
 Next                                              30,364                929,121
 Right On                                           5,037                151,307
                                                                       1,197,052
RETAIL-BUILDING PRODUCTS (0.93%)
 Grafton Group /1/                                 62,475                566,233
RETAIL-CONSUMER ELECTRONICS (1.37%)
 Carphone Warehouse                               222,561                681,024
 JB Hi-Fi                                          57,735                154,388
                                                                         835,412
RETAIL-DRUG STORE (0.20%)
 Tsuruha                                            5,038                124,301
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.69%)
 Ryohin Keikaku                                     9,475                422,935
RETAIL-PUBS (0.52%)
 Punch Taverns                                     31,477                319,089
RETAIL-SPORTING GOODS (0.09%)
 Blacks Leisure Group                               7,180                 57,886
RUBBER-TIRES (1.96%)
 Continental                                       14,026                763,627
 Sumitomo Rubber Industries /2/                    51,008                433,753
                                                                       1,197,380
SOAP & CLEANING PRODUCTS (0.76%)
 McBride                                          164,501                462,672
STEEL PRODUCERS (2.44%)
 Dongkuk Steel Mill                                21,258                255,400
 Gerdau AmeriSteel /1/                             33,566                162,085
 INI Steel                                         21,420                226,733
                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL PRODUCERS (CONTINUED)
                                                                     $
 IPSCO                                             16,981                453,291
 OneSteel                                          67,388                132,382
 Russel Metals                                     24,559                262,956
                                                                       1,492,847
STORAGE & WAREHOUSING (0.22%)
 Westshore Terminals                               17,267                135,899
TELECOMMUNICATION EQUIPMENT (0.85%)
 GN Store Nord                                     44,941                453,926
 Option /1/                                         2,481                 67,380
                                                                         521,306
TELEVISION (0.73%)
 Antena 3 Television /1/                            6,969                446,348
TRANSPORT-MARINE (1.92%)
 Dampskibsselskabet Torm                           13,458                429,685
 Kawasaki Kisen Kaisha                             66,189                440,678
 Orient Overseas International                     82,647                300,500
                                                                       1,170,863
TRANSPORT-SERVICES (0.78%)
 Toll Holdings                                     54,090                477,558
VENTURE CAPITAL (0.18%)
 Japan Asia Investment                             28,550                107,005
WATER (1.49%)
 Kelda Group                                       88,685                907,549
WEB PORTALS (0.66%)
 eAccess /1/ /2/                                      245                217,106
 Iliad                                              6,520                185,449
                                                                         402,555
WIRELESS EQUIPMENT (1.19%)
 Hitachi Kokusai Electric                          19,519                135,102
 Uniden                                            27,333                590,726
                                                                         725,828
                                     TOTAL COMMON STOCKS              59,309,499

                                    Shares
                                     Held                                Value
----------------------------------------------------------------------------------------
PREFERRED STOCKS (0.78%)
TELEVISION (0.78%)
 ProSiebenSat.1 Media /2/                          26,504                473,687
                                  TOTAL PREFERRED STOCKS                 473,687

                                    Principal

                                    Amount                              Value

----------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.68%)
AEROSPACE & DEFENSE EQUIPMENT (1.68%)
 United Technologies
                                               $                     $
  1.85%; 11/01/04                               1,025,000              1,025,000
                                  TOTAL COMMERCIAL PAPER               1,025,000

                                    Maturity

                                    Amount                              Value

----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (8.33%)
 Washington Mutual Capital; 1.95%;
  dated 10/29/04 maturing 11/01/04
  (collateralized by U.S.
  Government Agency Securities;
  $5,189,979; 08/01/19 - 11/01/34)                                   $
  /3/                                          $5,089,042              5,088,215
                             TOTAL REPURCHASE AGREEMENTS               5,088,215
                                                                     -----------

                   TOTAL PORTFOLIO INVESTMENTS (107.90%)              65,896,401
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-7.90%)                                                             (4,821,811)
                              TOTAL NET ASSETS (100.00%)             $61,074,590
                                                                     --------------



/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $11,100,458
Unrealized Depreciation                         (827,212)
                                             -----------
Net Unrealized Appreciation (Depreciation)    10,273,246
Cost for federal income tax purposes         $55,623,155

           INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
 Australia                $ 3,948,320              5.99%
 Austria                      186,925              0.28
 Belgium                    1,288,742              1.95
 Bermuda                      468,311              0.71
 Canada                     3,291,628              4.99
 Cayman Islands               241,070              0.37
 Denmark                    2,674,308              4.06
 Finland                      460,356              0.70
 France                     2,773,309              4.21
 Germany                    4,709,851              7.15
 Greece                       267,656              0.41
 Hong Kong                  1,442,223              2.19
 Ireland                    1,684,210              2.56
 Italy                      2,324,533              3.53
 Japan                     12,544,567             19.04
 Korea                      1,314,678              1.99
 Luxembourg                   445,856              0.68
 Netherlands                1,642,784              2.49
 Norway                       406,380              0.62
 Singapore                    235,775              0.36
 Spain                      1,814,719              2.75
 Sweden                       205,713              0.31
 Switzerland                3,250,500              4.93
 United Kingdom            12,160,772             18.45
 United States              6,113,215              9.28
             TOTAL        $65,896,401            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                   PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

                                OCTOBER 31, 2004

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                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (97.01%)
ADVERTISING AGENCIES (0.18%)
                                                                                                              $
 Interpublic Group /1/                                                                       2,539                 31,128
 Omnicom Group                                                                               1,125                 88,763
                                                                                                                  119,891
AEROSPACE & DEFENSE (0.76%)
 Boeing                                                                                      5,047                251,845
 Northrop Grumman                                                                            2,156                111,573
 Raytheon                                                                                    2,712                 98,934
 Rockwell Collins                                                                            1,065                 37,776
                                                                                                                  500,128
AEROSPACE & DEFENSE EQUIPMENT (0.87%)
 General Dynamics                                                                            1,203                122,850
 Goodrich                                                                                      717                 22,105
 Lockheed Martin                                                                             2,674                147,311
 United Technologies                                                                         3,076                285,514
                                                                                                                  577,780
AGRICULTURAL OPERATIONS (0.10%)
 Monsanto                                                                                    1,606                 68,657
AIRLINES (0.12%)
 Delta Air Lines /1/ /2/                                                                       758                  4,131
 Southwest Airlines                                                                          4,751                 74,923
                                                                                                                   79,054
APPAREL MANUFACTURERS (0.21%)
 Coach /1/                                                                                   1,132                 52,785
 Jones Apparel Group                                                                           749                 26,440
 Liz Claiborne                                                                                 647                 26,449
 VF                                                                                            664                 35,743
                                                                                                                  141,417
APPLIANCES (0.05%)
 Maytag /2/                                                                                    475                  8,265
 Whirlpool                                                                                     399                 23,441
                                                                                                                   31,706
APPLICATIONS SOFTWARE (3.00%)
 Citrix Systems /1/                                                                          1,018                 24,564
 Compuware /1/                                                                               2,322                 13,444
 Intuit /1/                                                                                  1,152                 52,255
 Mercury Interactive /1/                                                                       562                 24,408
 Microsoft                                                                                  65,364              1,829,538
 Parametric Technology /1/                                                                   1,634                  8,480
 Siebel Systems /1/                                                                          3,039                 28,871
                                                                                                                1,981,560
ATHLETIC FOOTWEAR (0.21%)
 Nike                                                                                        1,584                128,795
 Reebok International                                                                          355                 13,135
                                                                                                                  141,930
AUTO-CARS & LIGHT TRUCKS (0.41%)
 Ford Motor                                                                                 11,001                143,343
 General Motors                                                                              3,395                130,877
                                                                                                                  274,220
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.13%)
 Navistar International /1/                                                                    420                 14,511
 Paccar                                                                                      1,043                 72,290
                                                                                                                   86,801
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.07%)
                                                                                                              $
 Dana                                                                                          899                 13,404
 Delphi Automotive Systems                                                                   3,374                 28,375
 Visteon                                                                                       790                  5,617
                                                                                                                   47,396
BEVERAGES-NON-ALCOHOLIC (1.81%)
 Coca-Cola                                                                                  14,587                593,108
 Coca-Cola Enterprises                                                                       2,820                 58,966
 Pepsi Bottling Group                                                                        1,528                 42,845
 Pepsico                                                                                    10,183                504,873
                                                                                                                1,199,792
BEVERAGES-WINE & SPIRITS (0.05%)
 Brown-Forman                                                                                  731                 32,822
BREWERY (0.39%)
 Adolph Coors                                                                                  227                 15,141
 Anheuser-Busch                                                                              4,816                240,559
                                                                                                                  255,700
BROADCASTING SERVICES & PROGRAMMING (0.18%)
 Clear Channel Communications                                                                3,547                118,470
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.18%)
 Masco                                                                                       2,605                 89,247
 Vulcan Materials                                                                              616                 30,665
                                                                                                                  119,912
BUILDING PRODUCTS-AIR & HEATING (0.07%)
 American Standard /1/                                                                       1,286                 47,029
BUILDING-MAINTENANCE & SERVICE (0.08%)
 Ecolab                                                                                      1,548                 52,400
BUILDING-RESIDENTIAL & COMMERCIAL (0.16%)
 Centex                                                                                        743                 38,591
 KB Home                                                                                       278                 22,866
 Pulte                                                                                         763                 41,873
                                                                                                                  103,330
CABLE TV (0.60%)
 Comcast /1/                                                                                13,435                396,332
CASINO HOTELS (0.06%)
 Harrah's Entertainment                                                                        672                 39,325
CASINO SERVICES (0.10%)
 International Game Technology                                                               2,071                 68,426
CELLULAR TELECOMMUNICATIONS (0.27%)
 Nextel Communications /1/                                                                   6,694                177,324
CHEMICALS-DIVERSIFIED (0.96%)
 Dow Chemical                                                                                5,648                253,821
 E. I. Du Pont de Nemours                                                                    6,000                257,220
 PPG Industries                                                                              1,033                 65,854
 Rohm & Haas                                                                                 1,350                 57,226
                                                                                                                  634,121
CHEMICALS-SPECIALTY (0.13%)
 Eastman Chemical                                                                              472                 22,406
 Engelhard                                                                                     748                 21,168
 Great Lakes Chemical                                                                          309                  7,917
 Hercules /1/                                                                                  670                  9,568
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                                                              $
 Sigma-Aldrich                                                                                 416                 23,146
                                                                                                                   84,205
CIRCUIT BOARDS (0.04%)
 Jabil Circuit /1/                                                                           1,209                 29,391
COATINGS & PAINT (0.06%)
 Sherwin-Williams                                                                              856                 36,568
COMMERCIAL BANKS (1.07%)
 AmSouth Bancorp                                                                             2,127                 56,131
 BB&T                                                                                        3,333                137,020
 First Horizon National                                                                        743                 32,157
 M&T Bank                                                                                      704                 72,512
 Marshall & Ilsley                                                                           1,340                 56,240
 North Fork Bancorp                                                                          1,873                 82,599
 Regions Financial                                                                           2,778                 97,452
 SouthTrust                                                                                  2,001                 87,184
 Synovus Financial                                                                           1,858                 50,519
 Zions Bancorp                                                                                 539                 35,666
                                                                                                                  707,480
COMMERCIAL SERVICE-FINANCE (0.34%)
 Deluxe                                                                                        304                 11,579
 Equifax                                                                                       819                 21,417
 H&R Block                                                                                     991                 47,122
 Moody's                                                                                       889                 69,173
 Paychex                                                                                     2,274                 74,574
                                                                                                                  223,865
COMMERCIAL SERVICES (0.02%)
 Convergys /1/                                                                                 857                 11,150
COMPUTER AIDED DESIGN (0.05%)
 Autodesk                                                                                      683                 36,028
COMPUTER SERVICES (0.35%)
 Affiliated Computer Services /1/                                                              769                 41,949
 Computer Sciences /1/                                                                       1,135                 56,375
 Electronic Data Systems                                                                     3,081                 65,533
 Sungard Data Systems /1/                                                                    1,734                 45,934
 Unisys /1/                                                                                  2,014                 21,389
                                                                                                                  231,180
COMPUTERS (2.22%)
 Apple Computer /1/                                                                          2,331                122,447
 Gateway /1/                                                                                 2,241                 13,110
 Hewlett-Packard                                                                            18,154                338,754
 International Business Machines                                                            10,071                903,872
 Sun Microsystems /1/                                                                       19,996                 90,582
                                                                                                                1,468,765
COMPUTERS-INTEGRATED SYSTEMS (0.84%)
 Dell /1/                                                                                   15,008                526,181
 NCR /1/                                                                                       567                 31,950
                                                                                                                  558,131
COMPUTERS-MEMORY DEVICES (0.37%)
 EMC /1/                                                                                    14,455                186,036
 Veritas Software /1/                                                                        2,603                 56,953
                                                                                                                  242,989
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
COMPUTERS-PERIPHERAL EQUIPMENT (0.10%)
                                                                                                              $
 Lexmark International /1/                                                                     779                 64,743
CONSUMER PRODUCTS-MISCELLANEOUS (0.20%)
 Clorox                                                                                      1,282                 69,997
 Fortune Brands                                                                                865                 62,990
                                                                                                                  132,987
CONTAINERS-METAL & GLASS (0.04%)
 Ball                                                                                          676                 26,939
CONTAINERS-PAPER & PLASTIC (0.10%)
 Bemis                                                                                         643                 17,020
 Pactiv /1/                                                                                    903                 21,392
 Sealed Air /1/                                                                                505                 25,018
                                                                                                                   63,430
COSMETICS & TOILETRIES (2.28%)
 Alberto-Culver                                                                                546                 24,494
 Avon Products                                                                               2,844                112,480
 Colgate-Palmolive                                                                           3,193                142,472
 Gillette                                                                                    6,024                249,875
 International Flavors & Fragrances                                                            567                 22,141
 Kimberly-Clark                                                                              2,972                177,339
 Procter & Gamble                                                                           15,282                782,133
                                                                                                                1,510,934
CRUISE LINES (0.29%)
 Carnival                                                                                    3,806                192,431
DATA PROCESSING & MANAGEMENT (0.62%)
 Automatic Data Processing                                                                   3,511                152,342
 First Data                                                                                  5,154                212,757
 Fiserv /1/                                                                                  1,174                 41,724
                                                                                                                  406,823
DISPOSABLE MEDICAL PRODUCTS (0.05%)
 C.R. Bard                                                                                     631                 35,841
DISTRIBUTION-WHOLESALE (0.11%)
 Genuine Parts                                                                               1,052                 41,964
 W.W. Grainger                                                                                 547                 32,049
                                                                                                                   74,013
DIVERSIFIED MANUFACTURING OPERATIONS (5.45%)
 3M                                                                                          4,706                365,044
 Cooper Industries                                                                             569                 36,359
 Crane                                                                                         355                  9,894
 Danaher                                                                                     1,853                102,156
 Dover                                                                                       1,223                 48,027
 Eaton                                                                                         911                 58,258
 General Electric /3/                                                                       63,473              2,165,699
 Honeywell International                                                                     5,168                174,058
 Illinois Tool Works                                                                         1,817                167,673
 ITT Industries                                                                                555                 45,033
 Textron                                                                                       833                 56,769
 Tyco International                                                                         12,077                376,199
                                                                                                                3,605,169
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.20%)
 Cendant                                                                                     6,346                130,664
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
DRUG DELIVERY SYSTEMS (0.05%)
                                                                                                              $
 Hospira /1/                                                                                   939                 29,963
E-COMMERCE-SERVICES (0.62%)
 eBay /1/                                                                                    3,974                387,902
 Monster Worldwide /1/                                                                         714                 20,028
                                                                                                                  407,930
ELECTRIC PRODUCTS-MISCELLANEOUS (0.30%)
 Emerson Electric                                                                            2,526                161,790
 Molex                                                                                       1,140                 33,710
                                                                                                                  195,500
ELECTRIC-GENERATION (0.06%)
 AES /1/                                                                                     3,884                 42,336
ELECTRIC-INTEGRATED (2.61%)
 Allegheny Energy /1/ /2/                                                                      824                 15,087
 Ameren                                                                                      1,168                 56,064
 American Electric Power                                                                     2,379                 78,340
 CenterPoint Energy /2/                                                                      1,850                 19,444
 Cinergy                                                                                     1,086                 42,919
 CMS Energy /1/                                                                              1,141                 10,680
 Consolidated Edison                                                                         1,452                 63,089
 Constellation Energy Group                                                                  1,054                 42,814
 Dominion Resources                                                                          1,986                127,740
 DTE Energy                                                                                  1,044                 44,589
 Duke Energy                                                                                 5,637                138,276
 Edison International                                                                        1,959                 59,750
 Entergy                                                                                     1,364                 89,151
 Exelon                                                                                      3,969                157,252
 FirstEnergy                                                                                 1,983                 81,957
 FPL Group                                                                                   1,115                 76,824
 NiSource                                                                                    1,585                 33,998
 PG&E /1/                                                                                    2,410                 77,216
 Pinnacle West Capital                                                                         549                 23,398
 PPL                                                                                         1,137                 59,124
 Progress Energy                                                                             1,484                 61,289
 Public Service Enterprise Group                                                             1,426                 60,733
 Southern                                                                                    4,438                140,196
 TECO Energy                                                                                 1,195                 16,730
 TXU                                                                                         1,784                109,217
 XCEL Energy                                                                                 2,404                 41,108
                                                                                                                1,726,985
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                                                                 510                  3,580
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.08%)
 Sanmina /1/                                                                                 3,133                 25,064
 Solectron /1/                                                                               5,782                 30,182
                                                                                                                   55,246
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.20%)
 Advanced Micro Devices /1/                                                                  2,135                 35,911
 Altera /1/                                                                                  2,234                 50,779
 Applied Micro Circuits /1/                                                                  1,901                  6,920
 Broadcom /1/                                                                                1,936                 52,369
 Intel                                                                                      38,564                858,435
 LSI Logic /1/                                                                               2,330                 10,601
 Micron Technology /1/ /2/                                                                   3,677                 44,786
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                                              $
 National Semiconductor /1/                                                                  2,154                 35,972
 Nvidia /1/                                                                                  1,001                 14,484
 PMC - Sierra /1/                                                                            1,065                 10,927
 QLogic /1/                                                                                    555                 18,037
 Texas Instruments                                                                          10,407                254,451
 Xilinx                                                                                      2,087                 63,862
                                                                                                                1,457,534
ELECTRONIC FORMS (0.12%)
 Adobe Systems                                                                               1,442                 80,795
ELECTRONIC MEASUREMENT INSTRUMENTS (0.14%)
 Agilent Technologies /1/                                                                    2,919                 73,150
 Tektronix                                                                                     551                 16,712
                                                                                                                   89,862
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.04%)
 Fluor                                                                                         502                 23,313
ENGINES-INTERNAL COMBUSTION (0.03%)
 Cummins Engine                                                                                266                 18,641
ENTERPRISE SOFTWARE & SERVICE (0.88%)
 BMC Software /1/                                                                            1,342                 25,391
 Computer Associates International                                                           3,519                 97,512
 Novell /1/                                                                                  2,326                 16,724
 Oracle /1/                                                                                 31,085                393,536
 Peoplesoft /1/                                                                              2,207                 45,839
                                                                                                                  579,002
ENTERTAINMENT SOFTWARE (0.12%)
 Electronic Arts /1/                                                                         1,827                 82,069
FIDUCIARY BANKS (0.56%)
 Bank of New York                                                                            4,677                151,815
 Mellon Financial                                                                            2,549                 73,666
 Northern Trust                                                                              1,322                 56,238
 State Street                                                                                2,022                 91,091
                                                                                                                  372,810
FILTRATION & SEPARATION PRODUCTS (0.03%)
 Pall                                                                                          753                 19,473
FINANCE-COMMERCIAL (0.08%)
 CIT Group                                                                                   1,271                 51,348
FINANCE-CONSUMER LOANS (0.18%)
 SLM                                                                                         2,620                118,581
FINANCE-CREDIT CARD (1.11%)
 American Express                                                                            7,621                404,446
 Capital One Financial                                                                       1,452                107,100
 MBNA                                                                                        7,682                196,890
 Providian Financial /1/                                                                     1,760                 27,368
                                                                                                                  735,804
FINANCE-INVESTMENT BANKER & BROKER (3.90%)
 Bear Stearns                                                                                  619                 58,650
 Charles Schwab                                                                              8,215                 75,167
 Citigroup                                                                                  31,142              1,381,771
 Goldman Sachs Group                                                                         2,922                287,466
 Lehman Brothers Holdings                                                                    1,631                133,987
 Merrill Lynch                                                                               5,647                304,599
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                                                              $
 Morgan Stanley                                                                              6,604                337,399
                                                                                                                2,579,039
FINANCE-MORTGAGE LOAN/BANKER (1.20%)
 Countrywide Credit Industries                                                               3,386                108,115
 Federal Home Loan Mortgage                                                                  4,130                275,058
 Federal National Mortgage Association                                                       5,819                408,203
                                                                                                                  791,376
FINANCIAL GUARANTEE INSURANCE (0.21%)
 Ambac Financial Group                                                                         652                 50,895
 MBIA                                                                                          860                 49,760
 MGIC Investment                                                                               593                 38,136
                                                                                                                  138,791
FOOD-CONFECTIONERY (0.25%)
 Hershey Foods                                                                               1,480                 75,021
 Wm. Wrigley Jr.                                                                             1,352                 88,421
                                                                                                                  163,442
FOOD-FLOUR & GRAIN (0.11%)
 Archer Daniels Midland                                                                      3,914                 75,814
FOOD-MISCELLANEOUS/DIVERSIFIED (0.87%)
 Campbell Soup                                                                               2,468                 66,241
 ConAgra Foods                                                                               3,178                 83,899
 General Mills                                                                               2,286                101,155
 H.J. Heinz                                                                                  2,100                 76,335
 Kellogg                                                                                     2,486                106,898
 McCormick                                                                                     825                 29,230
 Sara Lee                                                                                    4,770                111,046
                                                                                                                  574,804
FOOD-RETAIL (0.26%)
 Albertson's                                                                                 2,211                 50,433
 Kroger /1/                                                                                  4,444                 67,149
 Safeway /1/                                                                                 2,687                 49,011
 Winn-Dixie Stores /2/                                                                         866                  2,979
                                                                                                                  169,572
FOOD-WHOLESALE & DISTRIBUTION (0.22%)
 Supervalu                                                                                     822                 24,241
 Sysco                                                                                       3,844                124,046
                                                                                                                  148,287
FORESTRY (0.06%)
 Plum Creek Timber                                                                           1,103                 40,028
GAS-DISTRIBUTION (0.16%)
 KeySpan                                                                                       964                 38,512
 Nicor /2/                                                                                     265                  9,943
 Peoples Energy /2/                                                                            229                  9,796
 Sempra Energy                                                                               1,394                 46,755
                                                                                                                  105,006
GOLD MINING (0.19%)
 Newmont Mining                                                                              2,666                126,688
HEALTH CARE COST CONTAINMENT (0.20%)
 Caremark Rx /1/                                                                             2,800                 83,916
 McKesson                                                                                    1,765                 47,055
                                                                                                                  130,971
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
HOME DECORATION PRODUCTS (0.05%)
                                                                                                              $
 Newell Rubbermaid                                                                           1,653                 35,639
HOME FURNISHINGS (0.05%)
 Leggett & Platt                                                                             1,153                 32,434
HOTELS & MOTELS (0.27%)
 Hilton Hotels                                                                               2,315                 46,069
 Marriott International                                                                      1,378                 75,087
 Starwood Hotels & Resorts Worldwide                                                         1,252                 59,758
                                                                                                                  180,914
HUMAN RESOURCES (0.04%)
 Robert Half International                                                                   1,036                 27,485
IDENTIFICATION SYSTEM-DEVELOPMENT (0.03%)
 Symbol Technologies                                                                         1,439                 21,139
INDEPENDENT POWER PRODUCER (0.01%)
 Calpine /1/                                                                                 3,203                  7,975
INDUSTRIAL AUTOMATION & ROBOTS (0.07%)
 Rockwell International                                                                      1,108                 46,193
INDUSTRIAL GASES (0.23%)
 Air Products & Chemicals                                                                    1,367                 72,697
 Praxair                                                                                     1,954                 82,459
                                                                                                                  155,156
INSTRUMENTS-CONTROLS (0.22%)
 Johnson Controls                                                                            1,144                 65,609
 Parker Hannifin                                                                               718                 50,712
 Thermo Electron /1/                                                                           981                 28,449
                                                                                                                  144,770
INSTRUMENTS-SCIENTIFIC (0.18%)
 Applied Biosystems Group                                                                    1,214                 23,163
 Fisher Scientific International /1/                                                           691                 39,636
 Millipore /1/                                                                                 301                 13,843
 PerkinElmer                                                                                   771                 15,836
 Waters /1/                                                                                    711                 29,357
                                                                                                                  121,835
INSURANCE BROKERS (0.19%)
 Aon                                                                                         1,899                 38,759
 Marsh & McLennan                                                                            3,131                 86,603
                                                                                                                  125,362
INTERNET BROKERS (0.04%)
 E*trade Group /1/                                                                           2,244                 28,948
INTERNET SECURITY (0.16%)
 Symantec /1/                                                                                1,895                107,901
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.26%)
 Federated Investors                                                                           652                 18,902
 Franklin Resources                                                                          1,499                 90,869
 Janus Capital Group                                                                         1,440                 21,960
 T. Rowe Price Group                                                                           765                 42,664
                                                                                                                  174,395
LEISURE & RECREATION PRODUCTS (0.04%)
 Brunswick                                                                                     577                 27,073
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (0.49%)
                                                                                                              $
 Aflac                                                                                       3,049                109,398
 Jefferson-Pilot                                                                               820                 39,598
 Lincoln National                                                                            1,058                 46,340
 Principal Financial Group /4/                                                               1,884                 71,140
 Torchmark                                                                                     659                 35,599
 UnumProvident                                                                               1,782                 24,342
                                                                                                                  326,417
LINEN SUPPLY & RELATED ITEMS (0.07%)
 Cintas                                                                                      1,029                 44,391
MACHINERY-CONSTRUCTION & MINING (0.25%)
 Caterpillar                                                                                 2,061                165,993
MACHINERY-FARM (0.14%)
 Deere                                                                                       1,493                 89,252
MACHINERY-GENERAL INDUSTRY (0.11%)
 Ingersoll-Rand                                                                              1,043                 71,383
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                                                                  1,406                 29,779
MEDICAL INSTRUMENTS (1.25%)
 Biomet                                                                                      1,527                 71,280
 Boston Scientific /1/                                                                       5,063                178,724
 Guidant                                                                                     1,892                126,045
 Medtronic                                                                                   7,271                371,621
 St. Jude Medical /1/                                                                        1,065                 81,547
                                                                                                                  829,217
MEDICAL LABORATORY & TESTING SERVICE (0.08%)
 Quest Diagnostics                                                                             612                 53,574
MEDICAL PRODUCTS (2.20%)
 Baxter International                                                                        3,697                113,720
 Becton Dickinson                                                                            1,506                 79,065
 Johnson & Johnson                                                                          17,843              1,041,674
 Stryker                                                                                     2,413                103,976
 Zimmer Holdings /1/                                                                         1,473                114,290
                                                                                                                1,452,725
MEDICAL-BIOMEDICAL/GENE (1.00%)
 Amgen /1/                                                                                   7,612                432,362
 Biogen Idec /1/                                                                             2,035                118,356
 Chiron /1/                                                                                  1,129                 36,602
 Genzyme /1/                                                                                 1,371                 71,936
                                                                                                                  659,256
MEDICAL-DRUGS (5.25%)
 Abbott Laboratories                                                                         9,386                400,125
 Allergan                                                                                      792                 56,676
 Bristol-Myers Squibb                                                                       11,695                274,014
 Eli Lilly                                                                                   6,797                373,223
 Forest Laboratories /1/                                                                     2,227                 99,324
 King Pharmaceuticals /1/                                                                    1,452                 15,841
 Medimmune /1/                                                                               1,499                 42,602
 Merck                                                                                      13,338                417,613
 Pfizer                                                                                     45,392              1,314,098
 Schering-Plough                                                                             8,851                160,292
                                                                             Shares
                                                                              Held                                Value
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COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                                                              $
 Wyeth                                                                                       8,019                317,953
                                                                                                                3,471,761
MEDICAL-GENERIC DRUGS (0.07%)
 Mylan Laboratories /2/                                                                      1,616                 27,827
 Watson Pharmaceutical /1/                                                                     659                 18,472
                                                                                                                   46,299
MEDICAL-HMO (0.84%)
 Aetna                                                                                         924                 87,780
 Anthem /1/                                                                                    840                 67,536
 Humana /1/                                                                                    958                 18,346
 UnitedHealth Group                                                                          3,996                289,310
 Wellpoint Health Networks /1/                                                                 945                 92,289
                                                                                                                  555,261
MEDICAL-HOSPITALS (0.25%)
 HCA                                                                                         2,902                106,591
 Health Management Associates                                                                1,464                 30,246
 Tenet Healthcare /1/                                                                        2,802                 30,037
                                                                                                                  166,874
MEDICAL-NURSING HOMES (0.03%)
 Manor Care                                                                                    525                 17,189
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.24%)
 AmerisourceBergen                                                                             676                 37,207
 Cardinal Health                                                                             2,587                120,942
                                                                                                                  158,149
METAL PROCESSORS & FABRICATION (0.02%)
 Worthington Industries                                                                        529                 10,501
METAL-ALUMINUM (0.26%)
 Alcoa                                                                                       5,230                169,975
METAL-COPPER (0.07%)
 Phelps Dodge                                                                                  566                 49,548
METAL-DIVERSIFIED (0.06%)
 Freeport-McMoran Copper & Gold                                                              1,065                 38,574
MISCELLANEOUS INVESTING (0.40%)
 Apartment Investment & Management                                                             573                 21,023
 Equity Office Properties Trust                                                              2,422                 68,107
 Equity Residential Properties Trust                                                         1,687                 56,262
 Prologis Trust                                                                              1,093                 42,605
 Simon Property Group                                                                        1,329                 77,507
                                                                                                                  265,504
MONEY CENTER BANKS (2.91%)
 Bank of America                                                                            24,454              1,095,295
 JP Morgan Chase                                                                            21,414                826,580
                                                                                                                1,921,875
MOTORCYCLE & MOTOR SCOOTER (0.15%)
 Harley-Davidson                                                                             1,775                102,187
MULTI-LINE INSURANCE (2.67%)
 Allstate                                                                                    4,166                200,343
 American International Group                                                               15,663                950,901
 Cigna                                                                                         827                 52,482
 Cincinnati Financial                                                                        1,012                 42,251
                                                                             Shares
                                                                              Held                                Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                                                              $
 Hartford Financial Services Group                                                           1,763                103,100
 Loews                                                                                       1,116                 66,848
 MetLife                                                                                     4,509                172,920
 Prudential Financial                                                                        3,120                144,986
 Safeco                                                                                        757                 35,004
                                                                                                                1,768,835
MULTIMEDIA (2.11%)
 Gannett                                                                                     1,599                132,637
 McGraw-Hill                                                                                 1,142                 98,498
 Meredith                                                                                      303                 14,847
 Time Warner /1/                                                                            27,489                457,417
 Viacom                                                                                     10,430                380,591
 Walt Disney                                                                                12,352                311,517
                                                                                                                1,395,507
NETWORKING PRODUCTS (1.40%)
 Cisco Systems /1/                                                                          40,648                780,848
 Lucent Technologies /1/ /2/                                                                25,908                 91,973
 Network Appliance /1/                                                                       2,150                 52,611
                                                                                                                  925,432
NON-HAZARDOUS WASTE DISPOSAL (0.17%)
 Allied Waste Industries /1/                                                                 1,914                 15,618
 Waste Management                                                                            3,487                 99,310
                                                                                                                  114,928
OFFICE AUTOMATION & EQUIPMENT (0.20%)
 Pitney Bowes                                                                                1,390                 60,812
 Xerox /1/                                                                                   5,044                 74,500
                                                                                                                  135,312
OFFICE SUPPLIES & FORMS (0.06%)
 Avery Dennison                                                                                665                 40,459
OIL & GAS DRILLING (0.25%)
 Nabors Industries /1/                                                                         895                 43,963
 Noble /1/                                                                                     806                 36,818
 Rowan /1/                                                                                     645                 16,467
 Transocean Sedco Forex /1/                                                                  1,929                 67,997
                                                                                                                  165,245
OIL COMPANY-EXPLORATION & PRODUCTION (0.77%)
 Anadarko Petroleum                                                                          1,505                101,512
 Apache                                                                                      1,960                 99,372
 Burlington Resources                                                                        2,373                 98,479
 Devon Energy                                                                                1,454                107,552
 EOG Resources                                                                                 710                 47,258
 Kerr-McGee                                                                                    908                 53,772
                                                                                                                  507,945
OIL COMPANY-INTEGRATED (4.95%)
 Amerada Hess                                                                                  549                 44,310
 ChevronTexaco                                                                              12,806                679,486
 ConocoPhillips                                                                              4,141                349,128
 Exxon Mobil                                                                                39,109              1,924,945
 Marathon Oil                                                                                2,081                 79,307
 Occidental Petroleum                                                                        2,355                131,479
 Unocal                                                                                      1,592                 66,466
                                                                                                                3,275,121
                                                                             Shares
                                                                              Held                                Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL REFINING & MARKETING (0.19%)
                                                                                                              $
 Ashland                                                                                       429                 24,719
 Sunoco                                                                                        453                 33,685
 Valero Energy                                                                               1,536                 66,002
                                                                                                                  124,406
OIL-FIELD SERVICES (0.69%)
 Baker Hughes                                                                                2,007                 85,960
 BJ Services                                                                                   972                 49,572
 Halliburton                                                                                 2,655                 98,341
 Schlumberger                                                                                3,551                223,500
                                                                                                                  457,373
OPTICAL SUPPLIES (0.03%)
 Bausch & Lomb                                                                                 320                 19,507
PAPER & RELATED PRODUCTS (0.52%)
 Boise Cascade                                                                                 530                 15,646
 Georgia-Pacific                                                                             1,554                 53,753
 International Paper                                                                         2,924                112,603
 Louisiana-Pacific                                                                             658                 16,127
 MeadWestvaco                                                                                1,213                 38,246
 Temple-Inland                                                                                 338                 19,982
 Weyerhaeuser                                                                                1,440                 90,202
                                                                                                                  346,559
PHARMACY SERVICES (0.13%)
 Express Scripts /1/                                                                           467                 29,888
 Medco Health Solutions /1/                                                                  1,638                 55,545
                                                                                                                   85,433
PHOTO EQUIPMENT & SUPPLIES (0.08%)
 Eastman Kodak                                                                               1,724                 52,203
PIPELINES (0.20%)
 Dynegy /1/                                                                                  2,282                 11,250
 El Paso                                                                                     3,854                 34,455
 Kinder Morgan                                                                                 743                 47,827
 Williams                                                                                    3,340                 41,783
                                                                                                                  135,315
POWER CONVERTER & SUPPLY EQUIPMENT (0.04%)
 American Power Conversion                                                                   1,205                 23,232
PRINTING-COMMERCIAL (0.06%)
 R.R. Donnelley & Sons                                                                       1,318                 41,451
PROPERTY & CASUALTY INSURANCE (0.69%)
 ACE                                                                                         1,708                 65,007
 Chubb                                                                                       1,149                 82,877
 Progressive                                                                                 1,203                112,541
 St. Paul                                                                                    4,021                136,553
 XL Capital                                                                                    832                 60,320
                                                                                                                  457,298
PUBLICLY TRADED INVESTMENT FUND (1.36%)
 iShares S&P 500 Index Fund /2/                                                              7,940                899,761
PUBLISHING-NEWSPAPERS (0.26%)
 Dow Jones                                                                                     493                 21,815
 Knight Ridder                                                                                 465                 31,866
 New York Times                                                                                882                 35,324
                                                                             Shares
                                                                              Held                                Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-NEWSPAPERS (CONTINUED)
                                                                                                              $
 Tribune                                                                                     1,913                 82,642
                                                                                                                  171,647
REGIONAL BANKS (3.11%)
 Comerica                                                                                    1,030                 63,355
 Fifth Third Bancorp                                                                         3,427                168,574
 Huntington Bancshares                                                                       1,381                 33,075
 KeyCorp                                                                                     2,445                 82,128
 National City                                                                               3,984                155,257
 PNC Financial Services Group                                                                1,698                 88,805
 SunTrust Banks                                                                              2,151                151,387
 U.S. Bancorp                                                                               11,297                323,207
 Wachovia                                                                                    7,872                387,381
 Wells Fargo                                                                                10,152                606,278
                                                                                                                2,059,447
RETAIL-APPAREL & SHOE (0.33%)
 Gap                                                                                         5,434                108,571
 Limited                                                                                     2,842                 70,425
 Nordstrom                                                                                     848                 36,617
                                                                                                                  215,613
RETAIL-AUTO PARTS (0.06%)
 Autozone /1/                                                                                  500                 40,905
RETAIL-AUTOMOBILE (0.04%)
 AutoNation /1/                                                                              1,603                 27,620
RETAIL-BEDDING (0.11%)
 Bed Bath & Beyond /1/                                                                       1,807                 73,708
RETAIL-BUILDING PRODUCTS (1.22%)
 Home Depot                                                                                 13,198                542,174
 Lowe's                                                                                      4,686                263,728
                                                                                                                  805,902
RETAIL-CONSUMER ELECTRONICS (0.25%)
 Best Buy                                                                                    1,954                115,716
 Circuit City Stores                                                                         1,195                 19,418
 RadioShack                                                                                    959                 28,703
                                                                                                                  163,837
RETAIL-DISCOUNT (2.91%)
 Big Lots /1/                                                                                  693                  8,586
 Costco Wholesale                                                                            2,773                132,938
 Dollar General                                                                              1,974                 37,999
 Family Dollar Stores                                                                        1,011                 29,875
 Target                                                                                      5,430                271,609
 TJX                                                                                         2,938                 70,453
 Wal-Mart Stores                                                                            25,504              1,375,176
                                                                                                                1,926,636
RETAIL-DRUG STORE (0.49%)
 CVS                                                                                         2,401                104,348
 Walgreen                                                                                    6,160                221,082
                                                                                                                  325,430
RETAIL-JEWELRY (0.04%)
 Tiffany                                                                                       878                 25,752
RETAIL-MAJOR DEPARTMENT STORE (0.23%)
 J.C. Penney                                                                                 1,732                 59,910
 May Department Stores                                                                       1,753                 45,683
                                                                             Shares
                                                                              Held                                Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (CONTINUED)
                                                                                                              $
 Sears Roebuck                                                                               1,275                 44,625
                                                                                                                  150,218
RETAIL-OFFICE SUPPLIES (0.18%)
 Office Depot /1/                                                                            1,884                 30,502
 Staples                                                                                     2,991                 88,952
                                                                                                                  119,454
RETAIL-REGIONAL DEPARTMENT STORE (0.26%)
 Dillards                                                                                      502                 10,286
 Federated Department Stores                                                                 1,081                 54,536
 Kohl's /1/                                                                                  2,055                104,312
                                                                                                                  169,134
RETAIL-RESTAURANTS (0.71%)
 Darden Restaurants                                                                            949                 23,251
 McDonald's                                                                                  7,552                220,141
 Starbucks /1/                                                                               2,390                126,383
 Wendy's International                                                                         684                 22,825
 Yum! Brands                                                                                 1,747                 75,994
                                                                                                                  468,594
RETAIL-TOY STORE (0.04%)
 Toys R Us /1/                                                                               1,287                 23,179
RUBBER-TIRES (0.03%)
 Cooper Tire & Rubber                                                                          452                  8,805
 Goodyear Tire & Rubber /1/ /2/                                                              1,055                 10,634
                                                                                                                   19,439
SAVINGS & LOANS-THRIFTS (0.54%)
 Golden West Financial                                                                         919                107,449
 Sovereign Bancorp                                                                           2,064                 44,686
 Washington Mutual                                                                           5,246                203,073
                                                                                                                  355,208
SCHOOLS (0.12%)
 Apollo Group /1/                                                                            1,159                 76,494
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.37%)
 Analog Devices                                                                              2,276                 91,632
 Linear Technology                                                                           1,850                 70,078
 Maxim Integrated Products                                                                   1,953                 85,912
                                                                                                                  247,622
SEMICONDUCTOR EQUIPMENT (0.39%)
 Applied Materials /1/                                                                      10,209                164,365
 Kla-Tencor /1/                                                                              1,181                 53,771
 Novellus Systems /1/                                                                          857                 22,205
 Teradyne /1/                                                                                1,167                 19,325
                                                                                                                  259,666
STEEL PRODUCERS (0.10%)
 Nucor                                                                                         954                 40,287
 United States Steel                                                                           682                 25,043
                                                                                                                   65,330
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                                                                        572                  9,615
TELECOMMUNICATION EQUIPMENT (0.76%)
 ADC Telecommunications /1/                                                                  4,864                 10,749
 Andrew /1/                                                                                    967                 13,519
                                                                             Shares
                                                                              Held                                Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                                                              $
 Comverse Technology /1/                                                                     1,177                 24,293
 Qualcomm                                                                                    9,786                409,153
 Scientific-Atlanta                                                                            922                 25,254
 Tellabs /1/                                                                                 2,503                 20,024
                                                                                                                  502,992
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.20%)
 CIENA /1/                                                                                   3,461                  8,549
 Corning /1/                                                                                 8,377                 95,916
 JDS Uniphase /1/                                                                            8,659                 27,449
                                                                                                                  131,914
TELECOMMUNICATION SERVICES (0.06%)
 Avaya /1/                                                                                   2,721                 39,182
TELEPHONE-INTEGRATED (2.88%)
 ALLTEL                                                                                      1,853                101,785
 AT&T                                                                                        4,778                 81,752
 BellSouth                                                                                  11,007                293,557
 CenturyTel                                                                                    811                 26,025
 Citizens Communications                                                                     1,998                 26,773
 Qwest Communications International /1/                                                     10,912                 37,319
 SBC Communications                                                                         19,921                503,205
 Sprint                                                                                      8,732                182,935
 Verizon Communications                                                                     16,644                650,780
                                                                                                                1,904,131
TELEVISION (0.09%)
 Univision Communications /1/                                                                1,940                 60,062
THERAPEUTICS (0.14%)
 Gilead Sciences /1/                                                                         2,589                 89,657
TOBACCO (1.06%)
 Altria Group                                                                               12,335                597,754
 Reynolds American                                                                             889                 61,217
 UST                                                                                           994                 40,913
                                                                                                                  699,884
TOOLS-HAND HELD (0.11%)
 Black & Decker                                                                                482                 38,695
 Snap-On                                                                                       348                 10,224
 Stanley Works                                                                                 493                 21,949
                                                                                                                   70,868
TOYS (0.09%)
 Hasbro                                                                                      1,064                 18,822
 Mattel                                                                                      2,489                 43,583
                                                                                                                   62,405
TRANSPORT-RAIL (0.48%)
 Burlington Northern Santa Fe                                                                2,239                 93,612
 CSX                                                                                         1,292                 47,158
 Norfolk Southern                                                                            2,367                 80,360
 Union Pacific                                                                               1,559                 98,170
                                                                                                                  319,300
TRANSPORT-SERVICES (1.06%)
 FedEx                                                                                       1,806                164,563
 United Parcel Service                                                                       6,760                535,257
                                                                                                                  699,820
                                                                             Shares
                                                                              Held                                Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRAVEL SERVICES (0.03%)
                                                                                                              $
 Sabre Holdings                                                                                825                 17,746
TRUCKING & LEASING (0.03%)
 Ryder System                                                                                  386                 19,339
WEB PORTALS (0.45%)
 Yahoo /1/                                                                                   8,180                296,034
WIRELESS EQUIPMENT (0.37%)
 Motorola                                                                                   14,203                245,144
                                                                              TOTAL COMMON STOCKS              64,166,992

                                                                             Principal

                                                                             Amount                              Value

---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.91%)
FINANCE-MORTGAGE LOAN/BANKER (2.91%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                                                        $                     $
  1.69%; 11/01/04                                                                        1,923,142              1,923,142
                                                                           TOTAL COMMERCIAL PAPER               1,923,142

                                                                             Maturity

                                                                             Amount                              Value

---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.71%)
 Goldman Sachs; 1.75%; dated 10/29/04 maturing 11/01/04 (collateralized by
  U.S. Treasuries; $1,139,787; 11/18/04 - 01/15/12) /5/                                 $1,130,165            $ 1,130,000
                                                                      TOTAL REPURCHASE AGREEMENTS               1,130,000
                                                                                                              -----------

                                                            TOTAL PORTFOLIO INVESTMENTS (101.63%)              67,220,134
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER                          ASSETS (-1.63%)                       (1,077,160)
                                                                       TOTAL NET ASSETS (100.00%)             $66,142,974
                                                                                                              --------------

   Contract                   Opening       Current      Unrealized
     Type       Commitment  Market Value  Market Value   Gain (Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
7 S&P 500         Buy        $1,970,900    $1,978,025      $7,125
December, 2004
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
/4 /Affiliated security.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  9,484,094
Unrealized Depreciation                       (13,920,231)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (4,436,137)
Cost for federal income tax purposes         $ 71,656,271


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Financial                        $13,425,256                   19.40%
 Consumer,
 Non-cyclical                      13,368,691                   19.32
 Technology                         7,914,610                   11.44
 Industrial                         7,266,695                   10.50
 Communications                     6,947,283                   10.04
 Consumer, Cyclical                 6,412,818                    9.27
 Energy                             4,640,687                    6.70
 Government                         2,606,402                    3.77
 Futures Contracts                  1,978,025                    2.86
 Utilities                          1,882,302                    2.72
 Basic Materials                    1,855,629                    2.68
 Funds                                899,761                    1.30
                 TOTAL            $69,198,159                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2004

                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (89.71%)
AEROSPACE & DEFENSE (0.19%)
 Northrop Grumman
                                               $                      $
  4.08%; 11/16/06                                  130,000                 132,304
 Raytheon
  6.75%; 08/15/07                                  125,000                 136,535
                                                                           268,839
AEROSPACE & DEFENSE EQUIPMENT (0.22%)
 General Dynamics
  3.00%; 05/15/08                                  155,000                 152,883
 United Technologies
  4.88%; 11/01/06                                  150,000                 155,929
                                                                           308,812
AGRICULTURAL OPERATIONS (0.12%)
 Bunge Limited Finance
  4.38%; 12/15/08                                  160,000                 161,716
AIRLINES (0.09%)
 Southwest Airlines
  5.50%; 11/01/06                                  125,000                 130,217
ASSET BACKED SECURITIES (0.71%)
 Bear Stearns Asset Backed Securities /1/
  2.53%; 03/25/34                                  400,000                 399,981
 Countrywide Asset Backed Certificates
  3.61%; 04/25/30                                  590,000                 592,538
                                                                           992,519
AUTO-CARS & LIGHT TRUCKS (0.36%)
 DaimlerChrysler Holding
  2.34%; 05/24/06 /1/                              370,000                 371,914
  7.25%; 01/18/06                                  125,000                 131,394
                                                                           503,308
AUTOMOBILE SEQUENTIAL (7.38%)
 BMW Vehicle Owner Trust
  1.88%; 10/25/06                                  125,000                 124,666
 Capital Auto Receivables Asset Trust
  2.64%; 03/17/08                                  850,000                 850,218
  3.05%; 09/15/05                                   22,136                  22,157
  3.58%; 10/16/06                                1,125,000               1,133,742
  3.82%; 07/15/05                                    5,134                   5,138
  4.16%; 07/16/07                                  639,709                 643,774
 Chase Manhattan Auto Owner Trust
  2.06%; 12/15/09                                  725,000                 711,400
  4.21%; 01/15/09                                1,050,000               1,063,537
  4.24%; 09/15/08                                  167,869                 169,505
 DaimlerChrysler Auto Trust
  2.88%; 10/08/09                                  200,000                 199,963
  3.09%; 01/08/08                                  100,000                 100,498
  6.70%; 03/08/06                                  460,431                 460,972
 Ford Credit Auto Owner Trust
  2.70%; 06/15/07                                  450,000                 450,278
  4.01%; 03/15/06                                  334,645                 335,972
  4.72%; 12/15/05                                  850,466                 852,874
 Honda Auto Receivables Owner Trust
  2.70%; 03/17/08                                  475,000                 474,870
  4.49%; 09/17/07                                  500,000                 506,337
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTOMOBILE SEQUENTIAL (CONTINUED)
 M&I Auto Loan Trust
                                               $                      $
  3.04%; 10/20/08                                  500,000                 502,318
 Nissan Auto Receivables Owner Trust
  1.89%; 12/15/06                                  109,274                 109,032
  2.70%; 12/17/07                                1,000,000                 998,348
  3.33%; 01/15/08                                  200,000                 201,527
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                  408,361                 409,700
                                                                        10,326,826
BEVERAGES-NON-ALCOHOLIC (0.11%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                  150,000                 157,776
BEVERAGES-WINE & SPIRITS (0.15%)
 Diageo Capital
  3.38%; 03/20/08                                  100,000                  99,945
 Diageo Finance
  3.00%; 12/15/06                                  115,000                 114,995
                                                                           214,940
BROADCASTING SERVICES & PROGRAMMING (0.11%)
 Liberty Media
  3.50%; 09/25/06                                  160,000                 160,159
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.18%)
 Hanson Overseas
  6.75%; 09/15/05                                  250,000                 258,517
CABLE TV (0.38%)
 Comcast Cable Communications
  6.38%; 01/30/06                                  295,000                 307,714
 Cox Communications
  6.88%; 06/15/05                                  120,000                 122,866
 TCI Communications
  7.61%; 10/04/05                                  100,000                 103,615
                                                                           534,195
CELLULAR TELECOMMUNICATIONS (0.84%)
 360 Communications
  7.50%; 03/01/06                                  140,000                 148,729
 AT&T Wireless Services
  6.88%; 04/18/05                                   25,000                  25,494
  7.35%; 03/01/06                                  180,000                 190,655
 Cingular Wireless
  5.63%; 12/15/06                                  125,000                 131,425
 Telus
  7.50%; 06/01/07                                  210,000                 230,743
 Verizon Wireless Capital
  5.38%; 12/15/06                                  325,000                 340,643
 Vodafone Group
  7.63%; 02/15/05                                  105,000                 106,551
                                                                         1,174,240
CHEMICALS-DIVERSIFIED (0.29%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                  110,000                 115,285
 Dow Chemical
  7.00%; 08/15/05                                  140,000                 144,626
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
 E. I. Du Pont de Nemours
                                               $                      $
  3.38%; 11/15/07                                  150,000                 151,245
                                                                           411,156
COATINGS & PAINT (0.13%)
 Valspar
  6.00%; 05/01/07                                  175,000                 186,008
COMMERCIAL BANKS (0.28%)
 AmSouth Bank
  2.82%; 11/03/06                                  115,000                 114,571
 Marshall & Ilsley Bank
  4.13%; 09/04/07                                  150,000                 153,347
 Union Planters Bank
  5.13%; 06/15/07                                  120,000                 126,584
                                                                           394,502
COMMERCIAL SERVICE-FINANCE (0.05%)
 Equifax
  4.95%; 11/01/07                                   65,000                  68,101
COMPUTER SERVICES (0.10%)
 Computer Sciences
  7.50%; 08/08/05                                  130,000                 134,324
COMPUTERS (0.24%)
 Hewlett-Packard
  5.50%; 07/01/07                                  185,000                 195,745
 International Business Machines
  4.25%; 09/15/09                                  135,000                 138,516
                                                                           334,261
COSMETICS & TOILETRIES (0.21%)
 Gillette
  2.50%; 06/01/08                                   55,000                  53,927
  4.00%; 06/30/05                                  110,000                 111,031
 Procter & Gamble
  4.75%; 06/15/07                                  125,000                 130,406
                                                                           295,364
CREDIT CARD ASSET BACKED SECURITIES (7.91%)
 Bank One Issuance Trust
  2.94%; 06/16/08                                1,350,000               1,354,736
  3.35%; 03/15/11                                1,100,000               1,097,789
  3.86%; 06/15/11                                  100,000                 101,375
 Capital One Master Trust
  5.30%; 06/15/09                                  700,000                 729,311
  5.45%; 03/16/09                                  750,000                 775,468
 Capital One Multi-Asset Execution Trust
  /1/
  2.09%; 12/15/09                                  255,000                 255,158
 Chase Credit Card Master Trust
  2.07%; 05/15/09 /1/                              300,000                 299,981
  5.50%; 11/17/08                                  100,000                 104,384
 Citibank Credit Card Issuance Trust
  2.70%; 01/15/08                                  400,000                 400,214
  6.90%; 10/15/07                                1,550,000               1,613,383
 Citibank Credit Card Master Trust I
  5.88%; 03/10/11                                  500,000                 545,145
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (CONTINUED)
 Discover Card Master Trust I
                                               $                      $
  5.15%; 10/15/09                                  923,000                 968,574
  6.05%; 08/18/08                                  855,000                 891,419
 MBNA Credit Card Master Note Trust
  3.65%; 03/15/11                                1,200,000               1,206,976
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                  700,000                 724,225
                                                                        11,068,138
DATA PROCESSING & MANAGEMENT (0.11%)
 First Data
  3.38%; 08/01/08                                  155,000                 154,179
DIVERSIFIED FINANCIAL SERVICES (1.37%)
 General Electric Capital
  0.70%; 03/10/40 /1/ /2/                        3,300,140                 101,218
  1.84%; 02/02/09 /1/                              120,000                 120,253
  3.75%; 12/15/09                                  150,000                 149,320
  4.25%; 01/15/08                                  950,000                 976,685
  5.00%; 06/15/07                                  130,000                 136,107
 John Deere Capital
  3.63%; 05/25/07                                   50,000                  50,512
  4.50%; 08/22/07                                   95,000                  98,234
 NiSource Finance
  3.20%; 11/01/06                                  135,000                 134,817
  7.63%; 11/15/05                                  150,000                 157,221
                                                                         1,924,367
DIVERSIFIED MANUFACTURING OPERATIONS (0.36%)
 Cooper Industries
  5.25%; 07/01/07                                   80,000                  83,994
 Dover
  6.45%; 11/15/05                                  100,000                 103,595
 Honeywell International
  6.13%; 07/01/05                                  175,000                 178,880
 Tyco International Group /3/
  6.13%; 01/15/09                                  125,000                 136,378
                                                                           502,847
ELECTRIC-DISTRIBUTION (0.05%)
 Detroit Edison
  5.05%; 10/01/05                                   75,000                  76,640
ELECTRIC-INTEGRATED (2.13%)
 Alabama Power
  2.80%; 12/01/06                                   60,000                  59,790
 Appalachian Power
  4.80%; 06/15/05                                  140,000                 141,970
 Commonwealth Edison
  6.40%; 10/15/05                                  230,000                 237,918
 Conectiv
  5.30%; 06/01/05                                   45,000                  45,589
 Consolidated Edison
  3.63%; 08/01/08                                  110,000                 109,824
 Dominion Resources
  2.01%; 05/15/06 /1/                              120,000                 120,258
  7.63%; 07/15/05                                  105,000                 108,638
 Duke Energy
  3.75%; 03/05/08                                   85,000                  85,661
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 FPL Group Capital
                                               $                      $
  1.88%; 03/30/05                                   75,000                  74,851
  3.25%; 04/11/06                                  125,000                 125,850
 Georgia Power /1/
  1.90%; 02/17/09                                  130,000                 129,966
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                  245,000                 251,050
 Niagara Mohawk Power
  7.75%; 05/15/06                                  160,000                 171,469
 Oncor Electric Delivery
  5.00%; 09/01/07                                   95,000                  99,009
 Pacific Gas & Electric
  3.60%; 03/01/09                                  185,000                 183,675
 Pepco Holdings
  5.50%; 08/15/07                                  105,000                 110,318
 Potomac Electric Power
  6.50%; 09/15/05                                  150,000                 155,015
 Progress Energy
  6.75%; 03/01/06                                  290,000                 304,098
 Public Service Company of Colorado
  4.38%; 10/01/08                                  155,000                 158,830
 SCANA /1/
  2.16%; 11/15/06                                  125,000                 125,265
 Tennessee Valley Authority
  6.38%; 06/15/05                                  175,000                 179,539
                                                                         2,978,583
FEDERAL & FEDERALLY SPONSORED CREDIT (1.97%)
 Federal Farm Credit Bank
  3.00%; 04/15/08                                2,775,000               2,759,599
FIDUCIARY BANKS (0.13%)
 Bank of New York
  4.14%; 08/02/07                                  100,000                 101,349
  5.20%; 07/01/07                                   70,000                  73,612
                                                                           174,961
FINANCE-AUTO LOANS (2.16%)
 American Honda Finance /1/ /2/
  1.86%; 02/20/07                                  120,000                 120,043
 Ford Motor Credit
  6.13%; 01/09/06                                  340,000                 351,303
  6.50%; 01/25/07                                  550,000                 577,860
  7.50%; 03/15/05                                  500,000                 508,861
 General Motors Acceptance
  3.33%; 10/20/05 /1/                              220,000                 220,904
  4.38%; 12/10/07                                   95,000                  95,060
  5.13%; 05/09/08 /3/                              135,000                 137,085
  6.13%; 08/28/07                                  160,000                 166,889
  6.75%; 01/15/06                                  670,000                 693,404
 Toyota Motor Credit
  2.80%; 01/18/06                                  150,000                 150,339
                                                                         3,021,748
FINANCE-COMMERCIAL (0.56%)
 CIT Group
  1.91%; 02/15/07 /1/                              130,000                 129,981
  7.38%; 04/02/07                                  470,000                 514,776
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-COMMERCIAL (CONTINUED)
 Textron Financial
                                               $                      $
  5.88%; 06/01/07                                  125,000                 133,164
                                                                           777,921
FINANCE-CONSUMER LOANS (1.42%)
 American General Finance
  5.88%; 07/14/06                                  495,000                 518,934
 Household Finance
  1.86%; 02/09/07 /1/                              170,000                 170,203
  3.38%; 02/21/06                                  210,000                 211,662
  6.50%; 01/24/06                                  695,000                 726,453
 SLM /1/
  4.19%; 03/02/09                                  350,000                 356,104
                                                                         1,983,356
FINANCE-CREDIT CARD (0.24%)
 American Express
  3.75%; 11/20/07                                  150,000                 152,103
 Capital One Bank
  6.88%; 02/01/06                                  175,000                 183,668
                                                                           335,771
FINANCE-INVESTMENT BANKER & BROKER (3.49%)
 Banque Paribas
  8.35%; 06/15/07                                  140,000                 157,922
 Bear Stearns
  3.00%; 03/30/06                                  130,000                 130,465
  6.50%; 05/01/06                                  325,000                 342,665
 Citigroup
  6.75%; 12/01/05                                1,315,000               1,372,425
 Credit Suisse First Boston
  5.75%; 04/15/07                                  365,000                 387,370
 Goldman Sachs Group
  1.98%; 07/23/09 /1/                              125,000                 125,198
  7.63%; 08/17/05                                  400,000                 416,164
 Lehman Brothers Holdings
  6.25%; 05/15/06                                  530,000                 556,801
 Merrill Lynch
  1.95%; 02/06/09 /1/                              120,000                 120,004
  4.15%; 03/02/09 /1/                              130,000                 131,201
  6.00%; 11/15/04                                  400,000                 400,512
 Morgan Stanley
  1.84%; 02/15/07 /1/                              130,000                 130,050
  7.75%; 06/15/05                                  595,000                 614,380
                                                                         4,885,157
FINANCE-LEASING COMPANY (0.41%)
 Boeing Capital
  5.75%; 02/15/07                                  260,000                 275,261
 International Lease Finance
  2.41%; 01/15/10 /1/                              150,000                 149,462
  5.80%; 08/15/07                                  140,000                 149,059
                                                                           573,782
FINANCE-MORTGAGE LOAN/BANKER (24.37%)
 Countrywide Home Loan
  1.87%; 02/17/06 /1/                              320,000                 319,906
  2.88%; 02/15/07                                  120,000                 118,782
  4.50%; 01/25/33                                  140,790                 140,858
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal Home Loan Bank
                                               $                      $
  2.88%; 09/15/06                                8,300,000               8,323,755
 Federal Home Loan Mortgage
  1.50%; 08/15/05                                2,850,000               2,831,341
  5.25%; 01/15/06                                5,225,000               5,393,705
  5.75%; 03/15/09                                2,600,000               2,838,446
 Federal National Mortgage Association
  4.13%; 02/17/09 /1/                              400,000                 407,576
  4.25%; 05/15/09                                2,700,000               2,779,399
  5.25%; 04/15/07                                5,200,000               5,481,528
  7.00%; 07/15/05                                5,300,000               5,472,891
                                                                        34,108,187
FINANCE-OTHER SERVICES (0.72%)
 Caterpillar Financial Services
  3.00%; 02/15/07                                  170,000                 169,656
  4.69%; 04/25/05                                   80,000                  80,967
 Mellon Funding
  4.88%; 06/15/07                                  120,000                 125,133
 National Rural Utilities
  6.00%; 05/15/06                                  255,000                 267,106
 Verizon Global Funding
  6.75%; 12/01/05                                  355,000                 370,765
                                                                         1,013,627
FOOD-MEAT PRODUCTS (0.19%)
 Tyson Foods
  6.75%; 06/01/05                                  150,000                 152,627
  7.25%; 10/01/06                                  100,000                 107,326
                                                                           259,953
FOOD-MISCELLANEOUS/DIVERSIFIED (0.79%)
 Campbell Soup
  5.50%; 03/15/07                                  265,000                 278,436
 General Mills
  5.13%; 02/15/07                                   85,000                  88,496
 Kellogg
  6.00%; 04/01/06                                  165,000                 172,274
 Kraft Foods
  4.63%; 11/01/06                                  220,000                 226,434
 Sara Lee
  2.75%; 06/15/08                                   60,000                  59,049
  5.95%; 01/20/05                                  125,000                 125,828
 Unilever Capital
  6.88%; 11/01/05                                  155,000                 161,482
                                                                         1,111,999
FOOD-RETAIL (0.18%)
 Safeway
  2.50%; 11/01/05                                  105,000                 104,665
  3.80%; 08/15/05                                  150,000                 151,172
                                                                           255,837
GAS-DISTRIBUTION (0.10%)
 Sempra Energy
  4.75%; 05/15/09                                  135,000                 138,651
HOME EQUITY-OTHER (0.14%)
 Argent Securities /1/
  2.15%; 02/25/34                                  130,000                 129,736
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-OTHER (CONTINUED)
 Specialty Underwriting & Residential
  Finance /1/
                                               $                      $
  2.44%; 02/25/35                                   60,000                  59,997
                                                                           189,733
HOME EQUITY-SEQUENTIAL (1.09%)
 Ameriquest Mortgage Securities
  2.13%; 04/25/34 /1/                              300,000                 299,987
  3.02%; 10/25/33                                   75,000                  74,642
  3.64%; 01/25/34                                  750,000                 754,769
 New Century Home Equity Loan Trust
  3.56%; 11/25/33                                  400,000                 401,094
                                                                         1,530,492
INDUSTRIAL GASES (0.12%)
 Praxair
  4.75%; 07/15/07                                  115,000                 119,271
  6.85%; 06/15/05                                   50,000                  51,265
                                                                           170,536
INSURANCE BROKERS (0.29%)
 Aon
  6.70%; 01/15/07 /1/                              110,000                 115,492
  8.65%; 05/15/05                                  140,000                 143,042
 Marsh & McLennan
  3.63%; 02/15/08                                  145,000                 140,347
                                                                           398,881
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.08%)
 AMVESCAP
  6.60%; 05/15/05                                  105,000                 107,082
LIFE & HEALTH INSURANCE (0.29%)
 Lincoln National
  5.25%; 06/15/07                                  110,000                 115,246
 ReliaStar Financial
  8.63%; 02/15/05                                  115,000                 116,909
 Torchmark
  6.25%; 12/15/06                                  160,000                 170,443
                                                                           402,598
MEDICAL PRODUCTS (0.10%)
 Baxter International
  5.25%; 05/01/07                                  130,000                 136,021
MEDICAL-DRUGS (0.18%)
 Eli Lilly
  5.50%; 07/15/06                                  116,000                 121,192
 GlaxoSmithKline Capital
  2.38%; 04/16/07                                  130,000                 128,206
                                                                           249,398
MEDICAL-HMO (0.44%)
 Anthem
  3.50%; 09/01/07                                  150,000                 148,977
  4.88%; 08/01/05                                  165,000                 166,920
 UnitedHealth Group
  3.30%; 01/30/08                                  175,000                 173,660
  3.38%; 08/15/07                                  130,000                 129,531
                                                                           619,088
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
METAL-ALUMINUM (0.22%)
 Alcan
                                               $                      $
  6.25%; 11/01/08                                   95,000                 103,440
 Alcoa
  4.25%; 08/15/07                                  195,000                 200,503
                                                                           303,943
METAL-DIVERSIFIED (0.10%)
 Rio Tinto Finance
  2.63%; 09/30/08                                  150,000                 144,869
MISCELLANEOUS INVESTING (0.68%)
 Archstone-Smith Operating Trust
  3.00%; 06/15/08                                  150,000                 146,271
 Camden Property Trust
  5.88%; 06/01/07                                  120,000                 127,203
 Developers Diversified Realty
  3.88%; 01/30/09                                  120,000                 118,204
 Duke Realty
  3.35%; 01/15/08                                  115,000                 113,868
 HRPT Properties Trust
  6.70%; 02/23/05                                  150,000                 151,853
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                  125,000                 131,892
 Simon Property Group
  3.75%; 01/30/09                                  165,000                 162,929
                                                                           952,220
MONEY CENTER BANKS (1.10%)
 Bank of America
  4.75%; 10/15/06                                  640,000                 662,485
 JP Morgan Chase
  3.13%; 12/11/06                                  130,000                 130,393
  5.25%; 05/30/07                                  385,000                 403,779
  5.35%; 03/01/07                                  180,000                 188,934
  6.50%; 08/01/05                                  150,000                 154,308
                                                                         1,539,899
MORTGAGE BACKED SECURITIES (9.95%)
 Bear Stearns Commercial Mortgage
  Securities
  0.65%; 05/11/39 /1/ /2/                        2,550,199                  72,232
  3.97%; 11/11/35                                  422,502                 425,740
  6.08%; 02/15/35                                  426,554                 452,321
  7.64%; 02/15/32                                  526,592                 567,447
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                  301,552                 324,282
  7.56%; 10/15/32                                  500,000                 581,390
 Chase Manhattan Bank-First Union
  National Bank Commercial Mortgage
  Trust
  7.13%; 08/15/31                                1,126,135               1,201,259
 Commercial Mortgage Acceptance
  6.79%; 06/15/31                                   48,964                  52,158
 Commercial Mortgage Pass-Through
  Certificate /2/
  3.25%; 06/10/38                                   93,594                  91,018
 CS First Boston Mortgage Securities
  4.39%; 07/15/06                                   24,826                  24,849
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 CS First Boston Mortgage Securities
  (continued)
                                               $                      $
  6.25%; 12/16/35                                  400,000                 432,110
  6.38%; 12/16/35                                  100,000                 111,378
 DLJ Commercial Mortgage
  6.14%; 02/18/31                                  111,111                 111,776
 First Union Commercial Mortgage
  Securities
  7.38%; 04/18/29                                  493,204                 531,407
 GE Capital Commercial Mortgage
  3.35%; 08/11/36                                  275,765                 276,789
  5.99%; 12/10/35                                  130,000                 141,052
  6.32%; 01/15/33                                   93,219                  97,953
 GMAC Commercial Mortgage Securities
  4.32%; 10/15/38                                  113,675                 115,712
  6.57%; 09/15/33                                  149,941                 153,352
 JP Morgan Chase Commercial Mortgage
  Securities
  3.48%; 06/12/41                                  765,610                 765,065
  4.37%; 10/12/37                                  461,505                 471,182
  4.47%; 11/15/35                                  197,802                 200,550
  4.55%; 05/12/34                                  405,112                 413,003
 LB-UBS Commercial Mortgage Trust
  1.23%; 03/15/36 /1/ /2/                        1,691,618                  88,201
  3.63%; 10/15/29                                1,200,000               1,205,906
  4.19%; 08/15/29                                  220,000                 223,363
  4.90%; 06/15/26 /2/                            1,235,000               1,284,425
  5.40%; 03/15/26                                  385,139                 397,330
  6.06%; 06/15/20                                  595,318                 635,451
 Merrill Lynch Mortgage Investors
  7.12%; 06/18/29                                  289,432                 309,430
  7.80%; 12/26/25 /1/                              200,000                 206,440
 Morgan Stanley Capital I
  4.57%; 12/18/32 /2/                              505,339                 513,068
  5.33%; 12/18/32                                  500,000                 522,552
  6.54%; 02/15/31 /2/                              185,000                 202,038
 NationsLink Funding
  7.03%; 06/20/31                                   45,329                  48,310
  7.23%; 06/20/31                                  100,000                 111,654
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                  241,518                 260,390
 Wachovia Bank Commercial Mortgage Trust
  /1/ /2/
  0.33%; 01/15/41                               23,363,978                 308,007
                                                                        13,930,590
MULTI-LINE INSURANCE (0.50%)
 Allstate
  5.38%; 12/01/06                                  135,000                 141,316
  7.88%; 05/01/05                                   90,000                  92,366
 Hartford Financial Services Group
  4.70%; 09/01/07                                  155,000                 158,877
 MetLife
  3.91%; 05/15/05                                  150,000                 151,197
  5.25%; 12/01/06                                  150,000                 156,272
                                                                           700,028
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTIMEDIA (0.85%)
 AOL Time Warner
                                               $                      $
  6.13%; 04/15/06                                  305,000                 318,845
 Gannett
  5.50%; 04/01/07                                  120,000                 126,827
 Thomson
  5.75%; 02/01/08                                  145,000                 154,823
 Viacom
  7.15%; 05/20/05                                   80,000                  82,059
  7.75%; 06/01/05                                  260,000                 268,225
 Walt Disney
  7.30%; 02/08/05                                  235,000                 238,080
                                                                         1,188,859
OIL COMPANY-EXPLORATION & PRODUCTION (0.44%)
 Kerr-McGee
  5.38%; 04/15/05                                  170,000                 172,035
 PennzEnergy
  10.25%; 11/01/05                                 175,000                 186,255
 Petroleos Mexicanos
  6.50%; 02/01/05                                  260,000                 262,600
                                                                           620,890
OIL COMPANY-INTEGRATED (0.40%)
 BP Canada Finance
  3.63%; 01/15/09                                  145,000                 144,910
 ChevronTexaco Capital
  3.38%; 02/15/08                                  125,000                 125,611
 Marathon Oil
  5.38%; 06/01/07                                  125,000                 131,471
 Occidental Petroleum
  4.00%; 11/30/07                                  150,000                 152,841
                                                                           554,833
OIL FIELD MACHINERY & EQUIPMENT (0.12%)
 Cooper Cameron
  2.65%; 04/15/07                                  165,000                 162,144
OIL REFINING & MARKETING (0.09%)
 Valero Energy
  6.13%; 04/15/07                                  120,000                 128,164
OIL-FIELD SERVICES (0.09%)
 Halliburton /1/
  3.57%; 10/17/05                                  120,000                 120,976
PAPER & RELATED PRODUCTS (0.35%)
 Champion International
  7.10%; 09/01/05                                  125,000                 128,888
 Union Camp
  7.00%; 08/15/06                                  179,000                 190,876
 Weyerhaeuser
  5.50%; 03/15/05                                   31,000                  31,324
  6.13%; 03/15/07                                  125,000                 133,288
                                                                           484,376
PHOTO EQUIPMENT & SUPPLIES (0.11%)
 Eastman Kodak
  3.63%; 05/15/08                                  160,000                 157,040
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (0.65%)
 Duke Energy Field Services
                                               $                      $
  7.50%; 08/16/05                                  240,000                 248,886
 Enbridge Energy Partners
  4.00%; 01/15/09                                  150,000                 149,191
 Kinder Morgan
  6.65%; 03/01/05                                  375,000                 379,888
 Kinder Morgan Energy Partners
  5.35%; 08/15/07                                  100,000                 104,831
  8.00%; 03/15/05                                   25,000                  25,472
                                                                           908,268
PROPERTY & CASUALTY INSURANCE (0.37%)
 ACE
  6.00%; 04/01/07                                  150,000                 157,454
 Chubb
  6.15%; 08/15/05                                   50,000                  51,219
 St. Paul
  7.88%; 04/15/05                                  200,000                 204,613
 Travelers Property Casualty
  3.75%; 03/15/08                                  105,000                 104,510
                                                                           517,796
PUBLISHING-BOOKS (0.20%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                  115,000                 120,848
  7.00%; 05/15/05                                  150,000                 153,580
                                                                           274,428
REAL ESTATE OPERATOR & DEVELOPER (0.20%)
 EOP Operating
  7.75%; 11/15/07                                  175,000                 195,664
 ERP Operating
  4.75%; 06/15/09                                   80,000                  82,408
                                                                           278,072
REGIONAL AUTHORITY (0.69%)
 New Brunswick
  3.50%; 10/23/07                                   40,000                  40,461
 Province of Manitoba
  2.75%; 01/17/06                                  155,000                 155,707
 Province of Ontario
  3.50%; 09/17/07                                  435,000                 438,662
 Province of Quebec
  5.50%; 04/11/06                                  315,000                 327,582
                                                                           962,412
REGIONAL BANKS (2.51%)
 Bank One
  7.63%; 08/01/05                                  625,000                 649,044
 Fifth Third Bancorp
  3.38%; 08/15/08                                  130,000                 129,270
 First Union
  7.55%; 08/18/05                                  565,000                 587,373
 FleetBoston Financial
  7.25%; 09/15/05                                  350,000                 363,758
 KeyCorp
  4.63%; 05/16/05                                  160,000                 161,706
 Korea Development Bank
  3.88%; 03/02/09                                  120,000                 120,019
  7.25%; 05/15/06                                  160,000                 170,731
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 PNC Funding
                                               $                      $
  5.75%; 08/01/06                                  220,000                 230,401
 SunTrust Banks
  2.50%; 11/01/06                                   55,000                  54,543
  5.05%; 07/01/07                                   70,000                  73,261
 U.S. Bancorp
  6.75%; 10/15/05                                  202,000                 209,364
 Wells Fargo
  5.90%; 05/21/06                                  730,000                 766,498
                                                                         3,515,968
REINSURANCE (0.07%)
 Berkshire Hathaway
  3.38%; 10/15/08                                  100,000                  99,656
RENTAL-AUTO & EQUIPMENT (0.07%)
 Hertz
  4.70%; 10/02/06                                  100,000                 101,641
RETAIL-DISCOUNT (0.41%)
 Costco Wholesale
  5.50%; 03/15/07                                  140,000                 147,524
 Target
  5.40%; 10/01/08                                  150,000                 159,979
 Wal-Mart Stores
  4.38%; 07/12/07                                  260,000                 268,774
                                                                           576,277
RETAIL-DRUG STORE (0.11%)
 CVS
  3.88%; 11/01/07                                  150,000                 152,516
RETAIL-MAJOR DEPARTMENT STORE (0.09%)
 May Department Stores /2/
  3.95%; 07/15/07                                  130,000                 131,342
RETAIL-RESTAURANTS (0.09%)
 McDonald's
  5.38%; 04/30/07                                  113,000                 118,952
SAVINGS & LOANS-THRIFTS (0.31%)
 Golden West Financial
  4.13%; 08/15/07                                  150,000                 153,712
 Washington Mutual
  1.97%; 11/03/05 /1/                              140,000                 140,246
  4.00%; 01/15/09                                  140,000                 140,766
                                                                           434,724
SOVEREIGN (1.32%)
 Finland Government
  4.75%; 03/06/07                                  150,000                 156,272
 Italy Government
  4.38%; 10/25/06                                1,195,000               1,228,774
 Mexico Government
  8.50%; 02/01/06                                  435,000                 464,580
                                                                         1,849,626
SPECIAL PURPOSE BANKS (0.18%)
 Kreditanstalt fuer Wiederaufbau
  2.38%; 09/25/06                                  250,000                 249,495
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SPECIAL PURPOSE ENTITY (0.08%)
 Fondo Latinoamericano de Reservas /2/
                                               $                      $
  3.00%; 08/01/06                                  115,000                 115,337
SUPRANATIONAL BANK (1.45%)
 Asian Development Bank
  2.38%; 03/15/06                                  345,000                 344,806
 Corp Andina de Fomento
  6.75%; 03/15/05                                  180,000                 182,598
  8.88%; 06/01/05                                   75,000                  77,669
 European Investment Bank
  4.63%; 03/01/07                                1,370,000               1,422,752
                                                                         2,027,825
TELEPHONE-INTEGRATED (1.48%)
 ALLTEL
  6.75%; 09/15/05                                  130,000                 134,725
 BellSouth
  5.00%; 10/15/06                                  225,000                 233,714
 British Telecommunications /1/
  7.88%; 12/15/05                                  345,000                 364,439
 Deutsche Telekom International Finance
  /1/
  8.25%; 06/15/05                                  170,000                 175,828
 France Telecom /1/
  7.95%; 03/01/06                                  175,000                 186,173
 NYNEX Capital Funding
  8.75%; 12/01/04                                   25,000                  25,118
 SBC Communications
  5.75%; 05/02/06                                  325,000                 339,186
 Sprint Capital
  7.13%; 01/30/06                                  335,000                 352,354
 Telecom Italia Capital
  4.00%; 11/15/08                                  260,000                 261,731
                                                                         2,073,268
TEXTILE-HOME FURNISHINGS (0.10%)
 Mohawk Industries
  6.50%; 04/15/07                                  125,000                 133,663
TOOLS-HAND HELD (0.11%)
 Stanley Works
  3.50%; 11/01/07                                  150,000                 151,052
TRANSPORT-RAIL (0.63%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                  230,000                 238,295
 CSX
  6.25%; 10/15/08                                  120,000                 130,640
 Norfolk Southern
  8.38%; 05/15/05                                  325,000                 334,781
 Union Pacific
  7.60%; 05/01/05                                  175,000                 179,251
                                                                           882,967
TRANSPORT-SERVICES (0.06%)
 FedEx
  1.88%; 04/01/05                                   85,000                  85,047
                                              TOTAL BONDS              125,554,075
                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.01%)
                                               $                      $
4.50%; 10/01/09                                    250,127                 253,837
4.50%; 12/01/09                                    388,031                 393,787
4.50%; 01/01/10                                    145,325                 147,514
4.50%; 02/01/10                                    774,915                 786,588
4.50%; 04/01/10                                    321,921                 326,770
4.50%; 09/01/10                                    285,531                 289,832
4.50%; 10/01/10                                    664,883                 674,898
4.50%; 11/01/10                                    333,468                 338,491
4.50%; 04/01/11                                    232,468                 236,023
4.50%; 06/01/11                                    682,754                 692,623
4.50%; 07/01/11                                    246,039                 249,801
4.50%; 10/01/11                                    300,000                 304,587
5.00%; 09/01/09                                    151,580                 155,047
5.50%; 12/01/08                                     44,793                  46,069
5.50%; 02/01/09                                     93,662                  96,332
5.50%; 03/01/09                                     52,992                  54,502
5.50%; 04/01/09                                    118,762                 122,148
6.50%; 04/01/09                                     33,170                  35,183
6.50%; 04/01/15                                     13,775                  14,687
7.00%; 12/01/22                                    178,559                 190,805
7.25%; 12/01/07                                     39,157                  40,563
7.50%; 12/01/29                                      5,905                   6,345
8.00%; 12/01/11                                     18,142                  19,079
8.00%; 10/01/22                                     73,468                  80,716
8.25%; 01/01/12                                      7,293                   7,889
9.00%; 09/01/09                                     50,430                  52,566
                                 TOTAL FHLMC CERTIFICATES                5,616,682

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (2.52%)
4.00%; 05/01/10                                    554,043                 553,323
4.00%; 06/01/10                                    254,882                 254,551
4.00%; 07/01/10                                    359,637                 359,169
4.00%; 08/01/10                                    245,385                 245,066
4.50%; 03/01/10                                    352,523                 357,510
4.50%; 08/01/11                                    631,450                 640,513
4.50%; 09/01/11                                    297,932                 302,208
5.50%; 02/01/09                                    291,622                 299,542
5.50%; 10/01/09                                    189,501                 194,648
6.00%; 07/01/28                                    115,936                 120,523
7.50%; 10/01/29                                     48,298                  51,831
8.00%; 10/01/06                                      6,204                   6,361
8.00%; 05/01/27                                     21,311                  23,240
8.50%; 05/01/22                                     96,410                 106,770
9.00%; 02/01/25                                     14,105                  15,828
                                  TOTAL FNMA CERTIFICATES                3,531,083

                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
TREASURY BONDS (1.95%)
 U.S. Treasury Inflation-Indexed
  Obligations
                                               $                      $
  3.38%; 01/15/07                                1,315,677               1,409,933
 U.S. Treasury Strip
  0.00%; 08/15/09 /4/                            1,550,000               1,323,260
                                                                         2,733,193
                                     TOTAL TREASURY BONDS                2,733,193

                                                Principal
                                                 Amount                   Value
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.64%)
FINANCE-CONSUMER LOANS (2.64%)
 Investment in Joint Trading Account;
  Household Finance
  1.84%; 11/01/04                                3,691,468               3,691,468
                                   TOTAL COMMERCIAL PAPER                3,691,468


                                                Maturity
                                                 Amount                   Value
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.17%)
 Bear Stearns; 1.85%; dated 10/29/04
  maturing 11/01/04 (collateralized by                                $
  FNMA; $246,432; 11/17/11) /5/                $   241,637                 241,600
                              TOTAL REPURCHASE AGREEMENTS                  241,600
                                                                      ------------

                    TOTAL PORTFOLIO INVESTMENTS (101.00%)              141,368,101
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-1.00%)                                                               (1,403,213)
                               TOTAL NET ASSETS (100.00%)             $139,964,888
                                                                      ---------------


/1 /Variable rate.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,026,929 or 2.16% of net assets.
/3 /Security or a portion of the security was on loan at the end of the period. /4 /Non-income producing security.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $    794,090
Unrealized Depreciation                        (1,655,645)
                                             ------------
Net Unrealized Appreciation (Depreciation)       (861,555)
Cost for federal income tax purposes         $142,229,656


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
                                   $
 Government                           44,331,585                 31.36%
 Financial                            27,960,020                 19.78
 Asset Backed Securities              24,107,708                 17.05
 Mortgage Securities                  23,219,213                 16.42
 Communications                        5,775,915                  4.09
 Consumer, Non-cyclical                3,631,833                  2.57
 Utilities                             3,306,372                  2.34
 Industrial                            2,615,122                  1.85
 Energy                                2,495,275                  1.76
 Consumer, Cyclical                    1,746,275                  1.24
 Basic Materials                       1,556,018                  1.10
 Technology                              622,765                  0.44
                    TOTAL           $141,368,101                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL MIDCAP FUND, INC.

                                OCTOBER 31, 2004

                                    Shares
                                     Held                                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (97.21%)
ADVERTISING AGENCIES (0.79%)
                                                                      $
 Interpublic Group /1/                             343,760               4,214,498
AEROSPACE & DEFENSE (1.22%)
 Raytheon                                          110,702               4,038,409
 Rockwell Collins                                   69,243               2,456,049
                                                                         6,494,458
AEROSPACE & DEFENSE EQUIPMENT (1.25%)
 Alliant Techsystems /1/                           115,553               6,643,142
AGRICULTURAL OPERATIONS (0.64%)
 Delta & Pine Land                                 129,633               3,411,941
APPAREL MANUFACTURERS (0.85%)
 Polo Ralph Lauren                                 122,100               4,509,153
APPLICATIONS SOFTWARE (0.97%)
 Intuit /1/                                        113,698               5,157,341
AUDIO & VIDEO PRODUCTS (0.36%)
 Polycom /1/                                        92,444               1,908,969
BEVERAGES-NON-ALCOHOLIC (0.44%)
 Coca-Cola Enterprises                             111,453               2,330,482
BROADCASTING SERVICES & PROGRAMMING (1.44%)
 Liberty Media /1/                                 858,634               7,659,015
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.95%)
 Vulcan Materials                                  101,265               5,040,972
BUILDING PRODUCTS-WOOD (0.54%)
 Rayonier                                           60,836               2,883,626
CABLE TV (0.24%)
 Liberty Media International /1/                    35,956               1,296,214
CASINO HOTELS (1.45%)
 Harrah's Entertainment                            132,020               7,725,810
CASINO SERVICES (0.64%)
 International Game Technology                     102,992               3,402,856
COMMERCIAL BANKS (5.69%)
 M&T Bank                                           65,181               6,713,643
 Marshall & Ilsley                                  77,127               3,237,020
 North Fork Bancorp                                140,894               6,213,426
 TCF Financial                                     446,985              14,088,967
                                                                        30,253,056
COMMERCIAL SERVICE-FINANCE (2.22%)
 Dun & Bradstreet /1/                               89,913               5,085,479
 MoneyGram International                           131,096               2,438,386
 Paychex                                           130,526               4,280,470
                                                                        11,804,335
COMMERCIAL SERVICES (3.84%)
 Arbitron /1/                                      188,085               6,803,035
 Magellan Health Services /1/ /2/                   85,126               3,183,712
 ServiceMaster                                     306,513               3,935,627
 Weight Watchers International /1/
  /2/                                              180,508               6,483,847
                                                                        20,406,221
                                    Shares
                                     Held                                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (3.02%)
                                                                      $
 Ceridian /1/                                      260,136               4,487,346
 DST Systems /1/                                   146,815               6,584,653
 Sungard Data Systems /1/                           88,618               2,347,491
 Unisys /1/                                        251,144               2,667,149
                                                                        16,086,639
COMPUTERS-INTEGRATED SYSTEMS (2.68%)
 Diebold                                           148,594               7,110,223
 NCR /1/                                           127,087               7,161,352
                                                                        14,271,575
COMPUTERS-MEMORY DEVICES (1.71%)
 Storage Technology /1/                            337,341               9,114,954
COMPUTERS-PERIPHERAL EQUIPMENT (0.97%)
 Lexmark International /1/                          62,275               5,175,675
COSMETICS & TOILETRIES (0.36%)
 International Flavors &
  Fragrances                                        48,969               1,912,239
DATA PROCESSING & MANAGEMENT (1.32%)
 Certegy                                            57,180               2,021,313
 Reynolds & Reynolds                               138,191               3,400,881
 SEI Investments                                    44,182               1,590,110
                                                                         7,012,304
DENTAL SUPPLIES & EQUIPMENT (0.90%)
 Dentsply International                             91,599               4,764,064
DIVERSIFIED MANUFACTURING OPERATIONS (1.01%)
 Dover                                              72,226               2,836,315
 Lancaster Colony                                   58,418               2,510,806
                                                                         5,347,121
ELECTRIC-INTEGRATED (1.98%)
 Ameren                                            130,218               6,250,464
 Duquesne Light Holdings                            67,955               1,166,108
 Scana                                              84,097               3,119,998
                                                                        10,536,570
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.10%)
 Gentex                                            338,169              11,162,959
FOOD-CANNED (0.95%)
 Del Monte Foods /1/                               472,362               5,044,826
FOOD-DAIRY PRODUCTS (0.43%)
 Dean Foods /1/                                     76,978               2,297,793
FOOD-MISCELLANEOUS/DIVERSIFIED (0.84%)
 McCormick                                         126,359               4,476,899
HEALTH CARE COST CONTAINMENT (0.73%)
 First Health Group /1/                            242,840               3,866,013
HOME FURNISHINGS (0.75%)
 Ethan Allen Interiors /2/                         104,056               3,963,493
HOSPITAL BEDS & EQUIPMENT (0.93%)
 Hillenbrand Industries                             99,750               4,965,555
INSURANCE BROKERS (1.58%)
 Aon                                               246,094               5,022,778
                                    Shares
                                     Held                                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE BROKERS (CONTINUED)
                                                                      $
 Arthur J. Gallagher /2/                           120,989               3,399,791
                                                                         8,422,569
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.70%)
 Eaton Vance                                        73,217               3,193,725
 Federated Investors                               115,022               3,334,488
 Nuveen Investments                                 79,826               2,522,502
                                                                         9,050,715
LIFE & HEALTH INSURANCE (1.54%)
 Aflac                                              99,916               3,584,986
 Torchmark                                          85,231               4,604,179
                                                                         8,189,165
LINEN SUPPLY & RELATED ITEMS (0.93%)
 Cintas                                            114,562               4,942,205
LOTTERY SERVICES (0.94%)
 GTECH Holdings /2/                                212,258               5,024,147
MEDICAL INFORMATION SYSTEM (1.55%)
 IMS Health                                        390,323               8,267,041
MEDICAL INSTRUMENTS (3.55%)
 Beckman Coulter                                    92,458               5,501,251
 Biomet                                             92,117               4,300,022
 Edwards Lifesciences /1/                           73,264               2,504,163
 Guidant                                            98,839               6,584,654
                                                                        18,890,090
MEDICAL LABORATORY & TESTING SERVICE (1.39%)
 Laboratory Corp. of America
  Holdings /1/                                     161,357               7,390,151
MEDICAL PRODUCTS (1.47%)
 Becton Dickinson                                   92,892               4,876,830
 Varian Medical Systems /1/                         72,629               2,916,054
                                                                         7,792,884
MEDICAL-DRUGS (1.39%)
 Medimmune /1/                                     260,333               7,398,664
MEDICAL-HMO (0.33%)
 Anthem /1/                                         21,990               1,767,996
MEDICAL-HOSPITALS (0.44%)
 Health Management Associates                      114,300               2,361,438
METAL-DIVERSIFIED (0.93%)
 Freeport-McMoran Copper & Gold                    136,755               4,953,266
MISCELLANEOUS INVESTING (3.05%)
 AMB Property                                       99,708               3,739,050
 Federal Realty Investment Trust                    74,917               3,554,811
 Kimco Realty                                      102,234               5,576,865
 Prologis Trust                                     85,710               3,340,976
                                                                        16,211,702
MULTI-LINE INSURANCE (0.89%)
 Loews                                              79,186               4,743,241
MULTIMEDIA (1.13%)
 Belo                                              141,098               3,280,528
 E.W. Scripps                                       57,012               2,720,613
                                                                         6,001,141
                                    Shares
                                     Held                                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.36%)
                                                                      $
 3Com /1/                                          459,889               1,903,940
NON-HAZARDOUS WASTE DISPOSAL (2.81%)
 Republic Services                                 337,825              10,405,010
 Waste Management                                  159,491               4,542,304
                                                                        14,947,314
OFFICE AUTOMATION & EQUIPMENT (0.62%)
 Pitney Bowes                                       74,769               3,271,144
OIL COMPANY-EXPLORATION & PRODUCTION (2.88%)
 Apache                                             93,023               4,716,266
 Burlington Resources                               19,553                 811,450
 Pioneer Natural Resources                         124,642               4,038,401
 XTO Energy                                        172,767               5,766,962
                                                                        15,333,079
OIL COMPANY-INTEGRATED (0.94%)
 Marathon Oil                                      131,259               5,002,280
OIL-FIELD SERVICES (1.61%)
 BJ Services                                       105,072               5,358,672
 Weatherford International /1/                      61,247               3,200,768
                                                                         8,559,440
PHOTO EQUIPMENT & SUPPLIES (0.74%)
 Eastman Kodak                                     130,844               3,961,956
PIPELINES (2.05%)
 Equitable Resources                                75,703               4,186,376
 Questar                                           139,549               6,698,352
                                                                        10,884,728
POWER CONVERTER & SUPPLY EQUIPMENT (0.84%)
 American Power Conversion                         231,775               4,468,622
PROPERTY & CASUALTY INSURANCE (3.49%)
 Fidelity National Financial                       212,641               8,025,071
 Leucadia National                                  86,923               5,141,496
 Mercury General                                   104,707               5,385,081
                                                                        18,551,648
PUBLISHING-NEWSPAPERS (0.09%)
 Knight Ridder                                       6,766                 463,674
REAL ESTATE OPERATOR & DEVELOPER (0.95%)
 Catellus Development                              126,776               3,656,220
 Forest City Enterprises                            25,534               1,403,093
                                                                         5,059,313
REINSURANCE (1.61%)
 Everest Re Group                                  107,807               8,556,642
RETAIL-APPAREL & SHOE (0.70%)
 Ross Stores                                       141,969               3,729,526
RETAIL-DISCOUNT (1.20%)
 TJX                                               266,423               6,388,824
RETAIL-JEWELRY (0.60%)
 Tiffany                                           109,218               3,203,364
RETAIL-REGIONAL DEPARTMENT STORE (0.81%)
 Neiman Marcus Group                                70,927               4,314,489
                                    Shares
                                     Held                                  Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (1.48%)
                                                                      $
 Yum! Brands                                       180,613               7,856,666
TELEPHONE-INTEGRATED (2.29%)
 Citizens Communications                           673,658               9,027,017
 IDT /1/ /2/                                        90,441               1,249,895
 Telephone & Data Systems                           25,500               1,909,950
                                                                        12,186,862
TEXTILE-HOME FURNISHINGS (1.25%)
 Mohawk Industries /1/                              77,973               6,633,943
TOBACCO (1.50%)
 UST                                               193,252               7,954,252
TOYS (0.71%)
 Mattel                                            215,596               3,775,086
TRANSPORT-TRUCK (0.66%)
 Heartland Express                                 172,842               3,536,347
                                      TOTAL COMMON STOCKS              517,090,322

                                    Principal

                                    Amount                                Value

------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.76%)
FINANCE-CONSUMER LOANS (2.76%)
 Investment in Joint Trading
  Account; Household Finance
                                               $                      $
  1.84%; 11/01/04                               14,661,696              14,661,696
                                   TOTAL COMMERCIAL PAPER               14,661,696


                                    Maturity

                                    Amount                                Value

------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.99%)
 Goldman Sachs; 1.75%; dated
  10/29/04 maturing 11/01/04
  (collateralized by U.S.
  Treasuries; $10,705,925;
  11/18/04 - 01/15/12) /3/                     $10,615,548            $ 10,614,000
                              TOTAL REPURCHASE AGREEMENTS               10,614,000
                                                                      ------------

                    TOTAL PORTFOLIO INVESTMENTS (101.96%)              542,366,018
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-1.96%)                                                              (10,412,527)
                               TOTAL NET ASSETS (100.00%)             $531,953,491
                                                                      ---------------


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $108,932,692
Unrealized Depreciation                        (9,815,847)
                                             ------------
Net Unrealized Appreciation (Depreciation)     99,116,845
Cost for federal income tax purposes         $443,249,173


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
                                  $
 Financial                          129,172,251                 23.82%
 Consumer, Non-cyclical             111,838,125                 20.62
 Technology                          73,442,152                 13.54
 Consumer, Cyclical                  65,469,561                 12.07
 Industrial                          61,602,891                 11.36
 Energy                              39,779,527                  7.33
 Communications                      35,634,313                  6.57
 Utilities                           10,536,571                  1.94
 Basic Materials                      9,749,132                  1.80
 Diversified                          5,141,495                  0.95
                   TOTAL           $542,366,018                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2004

                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.44%)
AEROSPACE & DEFENSE (1.81%)
                                                                                                               $
 Boeing                                                                                      25,200               1,257,480
 Northrop Grumman                                                                            11,200                 579,600
 Raytheon                                                                                    23,800                 868,224
                                                                                                                  2,705,304
AEROSPACE & DEFENSE EQUIPMENT (0.81%)
 General Dynamics                                                                             3,800                 388,056
 United Technologies                                                                          8,800                 816,816
                                                                                                                  1,204,872
AGRICULTURAL OPERATIONS (0.39%)
 Monsanto                                                                                    13,600                 581,400
APPLICATIONS SOFTWARE (3.97%)
 Microsoft                                                                                  212,244               5,940,710
ATHLETIC FOOTWEAR (0.23%)
 Nike                                                                                         4,244                 345,080
AUDIO & VIDEO PRODUCTS (0.63%)
 Harman International Industries                                                              7,800                 937,404
AUTO-CARS & LIGHT TRUCKS (0.72%)
 Ford Motor                                                                                  82,400               1,073,672
BEVERAGES-NON-ALCOHOLIC (1.13%)
 Coca-Cola                                                                                    5,250                 927,048
 Pepsico                                                                                     15,472                 767,102
                                                                                                                  1,694,150
BEVERAGES-WINE & SPIRITS (0.07%)
 Brown-Forman                                                                                 2,200                  98,780
BREWERY (0.13%)
 Anheuser-Busch                                                                               4,000                 199,800
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.12%)
 Masco                                                                                        5,400                 185,004
CABLE TV (0.54%)
 Comcast /1/                                                                                 22,500                 663,750
 Liberty Media International /1/                                                              4,200                 151,410
                                                                                                                    815,160
CELLULAR TELECOMMUNICATIONS (0.46%)
 Nextel Communications /1/                                                                   18,500                 490,065
 U.S. Cellular /1/                                                                            4,600                 191,590
                                                                                                                    681,655
CHEMICALS-DIVERSIFIED (0.37%)
 E. I. Du Pont de Nemours                                                                    12,900                 553,023
CHEMICALS-SPECIALTY (0.32%)
 Lubrizol                                                                                    13,800                 479,274
COMMERCIAL BANKS (0.58%)
 Bank of Hawaii                                                                              12,700                 606,425
 UnionBanCal                                                                                  4,200                 255,150
                                                                                                                    861,575
COMMERCIAL SERVICE-FINANCE (0.74%)
 Deluxe                                                                                       2,700                 102,843
 Moody's                                                                                     12,900               1,003,749
                                                                                                                  1,106,592
                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER AIDED DESIGN (0.63%)
                                                                                                               $
 Autodesk                                                                                    17,800                 938,950
COMPUTER SERVICES (0.30%)
 Computer Sciences /1/                                                                        9,100                 451,997
COMPUTERS (2.12%)
 Hewlett-Packard                                                                             42,900                 800,514
 International Business Machines                                                             26,400               2,369,400
                                                                                                                  3,169,914
COMPUTERS-INTEGRATED SYSTEMS (1.03%)
 Dell /1/                                                                                    38,600               1,353,316
 NCR /1/                                                                                      3,300                 185,955
                                                                                                                  1,539,271
CONSULTING SERVICES (0.30%)
 Accenture /1/                                                                               18,606                 450,451
CONSUMER PRODUCTS-MISCELLANEOUS (0.16%)
 American Greetings /1/                                                                       9,000                 238,050
COSMETICS & TOILETRIES (3.49%)
 Avon Products                                                                                8,400                 332,220
 Gillette                                                                                    48,127               1,996,308
 Procter & Gamble                                                                            56,690               2,901,394
                                                                                                                  5,229,922
CRUISE LINES (0.28%)
 Carnival                                                                                     5,900                 298,304
 Royal Caribbean Cruises                                                                      2,500                 116,500
                                                                                                                    414,804
DATA PROCESSING & MANAGEMENT (0.51%)
 First Data                                                                                  18,600                 767,808
DISTRIBUTION-WHOLESALE (0.25%)
 Tech Data /1/                                                                                9,400                 379,666
DIVERSIFIED MANUFACTURING OPERATIONS (5.79%)
 3M                                                                                          11,500                 892,055
 General Electric                                                                           142,283               4,854,696
 ITT Industries                                                                               6,900                 559,866
 Tyco International                                                                          75,900               2,364,285
                                                                                                                  8,670,902
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.72%)
 Cendant                                                                                     52,500               1,080,975
E-COMMERCE-SERVICES (0.72%)
 eBay /1/                                                                                    11,100               1,083,471
ELECTRIC-INTEGRATED (1.40%)
 Dominion Resources                                                                           3,200                 205,824
 Edison International                                                                        28,900                 881,450
 Northeast Utilities                                                                         14,800                 286,084
 PG&E /1/                                                                                    19,100                 611,964
 Sierra Pacific Resources /1/                                                                11,400                 109,440
                                                                                                                  2,094,762
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.25%)
 Freescale Semiconductor /1/ /2/                                                             28,500                 442,890
 Intel                                                                                       97,668               2,174,090
 Micron Technology /1/                                                                       19,900                 242,382
                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                                               $
 Texas Instruments                                                                           20,500                 501,225
                                                                                                                  3,360,587
ENTERPRISE SOFTWARE & SERVICE (0.17%)
 BMC Software /1/                                                                            13,200                 249,744
FINANCE-AUTO LOANS (0.34%)
 AmeriCredit /1/                                                                             26,500                 514,100
FINANCE-COMMERCIAL (0.55%)
 CIT Group                                                                                   20,300                 820,120
FINANCE-CREDIT CARD (0.20%)
 American Express                                                                             5,600                 297,192
FINANCE-INVESTMENT BANKER & BROKER (4.38%)
 Citigroup                                                                                   75,690               3,358,365
 Lehman Brothers Holdings                                                                    13,300               1,092,595
 Merrill Lynch                                                                               39,098               2,108,946
                                                                                                                  6,559,906
FINANCE-MORTGAGE LOAN/BANKER (1.91%)
 Countrywide Credit Industries                                                               28,200                 900,426
 Federal Home Loan Mortgage                                                                  19,700               1,312,020
 Federal National Mortgage Association                                                        9,311                 653,167
                                                                                                                  2,865,613
FINANCIAL GUARANTEE INSURANCE (0.63%)
 MBIA                                                                                        16,400                 948,904
FOOD-FLOUR & GRAIN (0.63%)
 Archer Daniels Midland                                                                      48,700                 943,319
FOOD-MEAT PRODUCTS (0.44%)
 Tyson Foods                                                                                 45,400                 658,300
FOOD-MISCELLANEOUS/DIVERSIFIED (0.57%)
 Kraft Foods                                                                                 25,500                 849,405
FOOD-RETAIL (0.58%)
 Albertson's                                                                                 38,300                 873,623
FOOD-WHOLESALE & DISTRIBUTION (0.37%)
 Supervalu                                                                                   19,000                 560,310
GOLD MINING (0.07%)
 Newmont Mining                                                                               2,200                 104,544
HEALTH CARE COST CONTAINMENT (0.46%)
 Caremark Rx /1/                                                                             22,900                 686,313
INDEPENDENT POWER PRODUCER (0.30%)
 NRG Energy /1/                                                                              16,400                 454,936
INDUSTRIAL GASES (0.33%)
 Air Products & Chemicals                                                                     9,400                 499,892
INTERNET SECURITY (0.66%)
 Symantec /1/                                                                                17,300                 985,062
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.31%)
 Franklin Resources                                                                           7,700                 466,774
                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LOTTERY SERVICES (0.14%)
                                                                                                               $
 GTECH Holdings                                                                               9,100                 215,397
MACHINERY-CONSTRUCTION & MINING (0.28%)
 Caterpillar                                                                                  5,260                 423,640
MACHINERY-GENERAL INDUSTRY (0.23%)
 Ingersoll-Rand                                                                               5,000                 342,200
MACHINERY-PUMPS (0.12%)
 Graco                                                                                        5,200                 178,880
MEDICAL INSTRUMENTS (0.62%)
 Guidant                                                                                      6,451                 429,766
 Medtronic                                                                                    9,800                 500,878
                                                                                                                    930,644
MEDICAL PRODUCTS (2.71%)
 Becton Dickinson                                                                             8,900                 467,250
 Johnson & Johnson                                                                           44,500               2,597,910
 Zimmer Holdings /1/                                                                         12,700                 985,393
                                                                                                                  4,050,553
MEDICAL-BIOMEDICAL/GENE (1.96%)
 Amgen /1/                                                                                   11,626                 660,357
 Biogen Idec /1/                                                                             18,000               1,046,880
 Genentech /1/                                                                               16,700                 760,351
 Genzyme /1/                                                                                  8,900                 466,983
                                                                                                                  2,934,571
MEDICAL-DRUGS (6.49%)
 Abbott Laboratories                                                                         17,333                 738,906
 Allergan                                                                                    11,000                 787,160
 Elan /1/                                                                                     1,500                  38,700
 Eli Lilly                                                                                   12,233               2,006,027
 Merck                                                                                       14,200                 444,602
 Pfizer                                                                                     157,850               4,569,757
 Schering-Plough                                                                             32,200                 583,142
 Wyeth                                                                                       13,732                 544,474
                                                                                                                  9,712,768
MEDICAL-HMO (1.01%)
 Aetna                                                                                        7,400                 703,000
 UnitedHealth Group                                                                          11,200                 810,880
                                                                                                                  1,513,880
METAL-ALUMINUM (0.44%)
 Alcoa                                                                                       20,281                 659,133
METAL-DIVERSIFIED (0.52%)
 Rio Tinto                                                                                    7,300                 775,990
MISCELLANEOUS INVESTING (0.41%)
 Equity Office Properties Trust                                                              21,800                 613,016
MONEY CENTER BANKS (3.48%)
 Bank of America                                                                            101,418               4,542,512
 JP Morgan Chase                                                                             17,160                 662,376
                                                                                                                  5,204,888
MULTI-LINE INSURANCE (3.56%)
 American International Group                                                                34,587               2,099,777
 Loews                                                                                       16,500                 988,350
 MetLife                                                                                     29,500               1,131,325
                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                                                               $
 Prudential Financial                                                                        24,000               1,115,280
                                                                                                                  5,334,732
MULTIMEDIA (3.71%)
 Time Warner /1/                                                                            172,219               2,865,724
 Viacom                                                                                      61,090               2,229,174
 Walt Disney                                                                                 17,900                 451,438
                                                                                                                  5,546,336
NETWORKING PRODUCTS (1.20%)
 Cisco Systems /1/                                                                           93,219               1,790,737
NON-HAZARDOUS WASTE DISPOSAL (0.49%)
 Republic Services                                                                            9,700                 298,760
 Waste Management                                                                            15,200                 432,896
                                                                                                                    731,656
OIL & GAS DRILLING (0.27%)
 GlobalSantaFe                                                                               13,900                 410,050
OIL COMPANY-EXPLORATION & PRODUCTION (1.49%)
 Anadarko Petroleum                                                                          27,800               1,875,110
 Apache                                                                                       4,800                 243,360
 Devon Energy                                                                                 1,500                 110,955
                                                                                                                  2,229,425
OIL COMPANY-INTEGRATED (4.86%)
 ChevronTexaco                                                                               14,600                 774,676
 ConocoPhillips                                                                              23,300               1,964,423
 Exxon Mobil                                                                                 73,291               3,607,383
 Occidental Petroleum                                                                        16,600                 926,778
                                                                                                                  7,273,260
OIL FIELD MACHINERY & EQUIPMENT (0.06%)
 FMC Technologies /1/                                                                         3,100                  93,713
OIL REFINING & MARKETING (0.60%)
 Sunoco                                                                                       2,800                 208,208
 Valero Energy                                                                               16,000                 687,520
                                                                                                                    895,728
OIL-FIELD SERVICES (0.36%)
 Schlumberger                                                                                 8,619                 542,480
PAPER & RELATED PRODUCTS (0.64%)
 International Paper                                                                         10,146                 390,722
 Louisiana-Pacific                                                                           23,100                 566,181
                                                                                                                    956,903
PHOTO EQUIPMENT & SUPPLIES (0.58%)
 Eastman Kodak                                                                               28,900                 875,092
PROPERTY & CASUALTY INSURANCE (0.34%)
 St. Paul                                                                                    15,003                 509,502
REGIONAL BANKS (2.90%)
 Comerica                                                                                     2,200                 135,322
 National City                                                                                3,200                 124,704
 U.S. Bancorp                                                                                40,200               1,150,122
 Wachovia                                                                                    30,900               1,520,589
 Wells Fargo                                                                                 23,500               1,403,420
                                                                                                                  4,334,157
                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (0.15%)
                                                                                                               $
 Gap                                                                                         11,400                 227,772
RETAIL-AUTOMOBILE (0.37%)
 AutoNation /1/                                                                              31,800                 547,914
RETAIL-BUILDING PRODUCTS (0.62%)
 Home Depot                                                                                   2,700                 110,916
 Lowe's                                                                                      14,600                 821,688
                                                                                                                    932,604
RETAIL-CONSUMER ELECTRONICS (0.14%)
 Circuit City Stores                                                                         13,300                 216,125
RETAIL-DISCOUNT (2.47%)
 Costco Wholesale                                                                             9,100                 436,254
 Kmart Holding /1/ /2/                                                                        9,300                 855,972
 Target                                                                                       6,400                 320,128
 Wal-Mart Stores                                                                             38,570               2,079,694
                                                                                                                  3,692,048
RETAIL-OFFICE SUPPLIES (0.09%)
 Staples                                                                                      4,300                 127,882
RETAIL-REGIONAL DEPARTMENT STORE (0.61%)
 Federated Department Stores                                                                 18,100                 913,145
RETAIL-TOY STORE (0.40%)
 Toys R Us /1/                                                                               33,500                 603,335
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.17%)
 Analog Devices                                                                               6,200                 249,612
SEMICONDUCTOR EQUIPMENT (0.31%)
 Applied Materials /1/                                                                       29,100                 468,510
STEEL PRODUCERS (0.47%)
 Nucor                                                                                       16,800                 709,464
TELECOMMUNICATION EQUIPMENT (1.01%)
 Qualcomm                                                                                    36,200               1,513,522
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.17%)
 Corning /1/                                                                                 21,600                 247,320
TELEPHONE-INTEGRATED (3.01%)
 BellSouth                                                                                   49,000               1,306,830
 CenturyTel                                                                                  26,100                 837,549
 SBC Communications                                                                          12,700                 320,802
 Sprint                                                                                      74,600               1,562,870
 Telephone & Data Systems                                                                     1,300                  97,370
 Verizon Communications                                                                       9,800                 383,180
                                                                                                                  4,508,601
TELEVISION (0.13%)
 Hearst-Argyle Television                                                                     7,700                 200,662
THERAPEUTICS (0.24%)
 ImClone Systems /1/ /2/                                                                      8,300                 363,540
TOBACCO (0.81%)
 Altria Group                                                                                 5,700                 276,222
 Reynolds American                                                                           13,500                 929,610
                                                                                                                  1,205,832
                                                                               Shares
                                                                                Held                                Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (0.81%)
                                                                                                               $
 Burlington Northern Santa Fe                                                                13,300                 556,073
 CSX                                                                                         18,000                 657,000
                                                                                                                  1,213,073
TRANSPORT-SERVICES (0.50%)
 FedEx                                                                                        6,945                 632,828
 United Parcel Service                                                                        1,400                 110,852
                                                                                                                    743,680
TRANSPORT-TRUCK (0.09%)
 J.B. Hunt Transport Services                                                                 3,300                 134,838
WEB PORTALS (0.43%)
 Yahoo /1/                                                                                   17,600                 636,944
WIRELESS EQUIPMENT (1.10%)
 Motorola                                                                                    95,500               1,648,330
                                                                               TOTAL COMMON STOCKS              148,857,126

                                                                               Maturity

                                                                               Amount                              Value

-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.15%)
 Goldman Sachs; 1.75%; dated 10/29/04 maturing 11/01/04 (collateralized by
  U.S. Treasuries; $1,741,957; 11/18/04 - 01/15/12) /3/                                  $1,727,252            $  1,727,000
                                                                       TOTAL REPURCHASE AGREEMENTS                1,727,000
                                                                                                               ------------

                                                             TOTAL PORTFOLIO INVESTMENTS (100.59%)              150,584,126
LIABILITIES, NET OF CASH, RECEIVABLES, AND                                     OTHER ASSETS
 (-0.59%)                                                                                                          (881,241)
                                                                        TOTAL NET ASSETS (100.00%)             $149,702,885
                                                                                                               ---------------


    Contract                    Opening       Current      Unrealized
      Type        Commitment  Market Value  Market Value   Gain (Loss)
-----------------------------------------------------------------------
FUTURES CONTRACTS
10 S&P 500 eMini    Buy         $560,758      $565,150       $4,392
December, 2004
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 17,860,096
Unrealized Depreciation                       (14,368,644)
                                             ------------
Net Unrealized Appreciation (Depreciation)      3,491,452
Cost for federal income tax purposes         $147,092,674


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Consumer, Non-cyclical            $ 35,963,178                 23.79%
 Financial                           29,092,292                 19.25
 Communications                      19,657,800                 13.01
 Industrial                          17,409,142                 11.52
 Technology                          17,137,102                 11.34
 Energy                              11,444,656                  7.57
 Consumer, Cyclical                  10,626,848                  7.03
 Basic Materials                      4,738,223                  3.13
 Utilities                            2,549,698                  1.69
 Government                           1,965,187                  1.30
 Futures Contracts                      565,150                  0.37
                   TOTAL           $151,149,276                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

                                OCTOBER 31, 2004

                                  Shares
                                   Held                             Value
-----------------------------------------------------------------------------------
COMMON STOCKS (99.11%)
AIRLINES (0.78%)
                                                                $
 Southwest Airlines                           29,600                466,792
APPLICATIONS SOFTWARE (6.75%)
 Mercury Interactive /1/                      16,400                712,252
 Microsoft                                    98,400              2,754,216
 Red Hat /1/                                  46,500                597,060
                                                                  4,063,528
BROADCASTING SERVICES & PROGRAMMING (1.35%)
 Fox Entertainment Group /1/                  27,400                812,684
CASINO SERVICES (2.55%)
 International Game Technology                46,400              1,533,056
CELLULAR TELECOMMUNICATIONS (2.42%)
 Nextel Communications /1/                    55,000              1,456,950
COMPUTER SERVICES (1.23%)
 Affiliated Computer Services
  /1/                                         13,600                741,880
COMPUTERS-INTEGRATED SYSTEMS (2.72%)
 Dell /1/                                     46,700              1,637,302
CONSULTING SERVICES (1.61%)
 Accenture /1/                                40,000                968,400
CRUISE LINES (1.46%)
 Carnival                                     17,400                879,744
DIVERSIFIED MANUFACTURING OPERATIONS (7.68%)
 Danaher                                      21,900              1,207,347
 General Electric                             77,200              2,634,064
 Tyco International                           25,100                781,865
                                                                  4,623,276
E-COMMERCE-SERVICES (3.02%)
 eBay /1/                                     10,500              1,024,905
 InterActiveCorp /1/                          36,700                793,454
                                                                  1,818,359
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.96%)
 Intel                                        63,800              1,420,188
 QLogic /1/                                    9,300                302,250
 Xilinx                                       41,200              1,260,720
                                                                  2,983,158
ENTERPRISE SOFTWARE & SERVICE (1.41%)
 Oracle /1/                                   67,000                848,220
FIDUCIARY BANKS (2.70%)
 State Street                                 36,100              1,626,305
FINANCE-CONSUMER LOANS (1.32%)
 SLM                                          17,500                792,050
FINANCE-CREDIT CARD (1.54%)
 American Express                             17,500                928,725
FINANCE-INVESTMENT BANKER & BROKER (4.15%)
 Citigroup                                    39,400              1,748,178
 Morgan Stanley                               14,700                751,023
                                                                  2,499,201
                                  Shares
                                   Held                             Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-WHOLESALE & DISTRIBUTION (1.61%)
                                                                $
 Sysco                                        30,100                971,327
INTERNET BROKERS (1.95%)
 Ameritrade Holding /1/                       90,000              1,171,800
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.97%)
 Franklin Resources                            9,600                581,952
MEDICAL INSTRUMENTS (2.47%)
 Boston Scientific /1/                        17,000                600,100
 Medtronic                                    17,300                884,203
                                                                  1,484,303
MEDICAL-BIOMEDICAL/GENE (2.72%)
 Amgen /1/                                    17,000                965,600
 Biogen Idec /1/                              11,500                668,840
                                                                  1,634,440
MEDICAL-DRUGS (2.39%)
 Elan /1/ /2/                                 22,300                575,340
 Forest Laboratories /1/                      19,400                865,240
                                                                  1,440,580
MEDICAL-HMO (5.41%)
 Anthem /1/                                   16,800              1,350,720
 UnitedHealth Group                           26,300              1,904,120
                                                                  3,254,840
MOTORCYCLE & MOTOR SCOOTER (0.88%)
 Harley-Davidson                               9,200                529,644
MULTI-LINE INSURANCE (2.05%)
 American International Group                 20,300              1,232,413
MULTIMEDIA (1.19%)
 E.W. Scripps                                 15,000                715,800
NETWORKING PRODUCTS (4.03%)
 Cisco Systems /1/                            58,500              1,123,785
 Juniper Networks /1/                         48,900              1,301,229
                                                                  2,425,014
OIL & GAS DRILLING (2.26%)
 Transocean Sedco Forex /1/                   38,600              1,360,650
OIL-FIELD SERVICES (0.93%)
 Schlumberger                                  8,900                560,166
RETAIL-BUILDING PRODUCTS (1.50%)
 Home Depot                                   21,900                899,652
RETAIL-CONSUMER ELECTRONICS (1.45%)
 Best Buy                                     14,700                870,534
RETAIL-DISCOUNT (4.00%)
 Target                                       20,100              1,005,402
 Wal-Mart Stores                              26,000              1,401,920
                                                                  2,407,322
RETAIL-DRUG STORE (1.32%)
 Walgreen                                     22,200                796,758
RETAIL-REGIONAL DEPARTMENT STORE (0.59%)
 Kohl's /1/                                    7,000                355,320
                                  Shares
                                   Held                             Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SATELLITE TELECOM (2.02%)
                                                                $
 EchoStar Communications /1/                  38,400              1,214,208
SCHOOLS (1.16%)
 Apollo Group /1/                             10,600                699,600
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.33%)
 Analog Devices                               18,700                752,862
 Maxim Integrated Products                    14,800                651,052
                                                                  1,403,914
SEMICONDUCTOR EQUIPMENT (0.96%)
 Applied Materials /1/                        35,700                574,770
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.45%)
 Corning /1/                                  76,100                871,345
THERAPEUTICS (1.83%)
 Gilead Sciences /1/                          31,700              1,097,771
TRANSPORT-SERVICES (1.88%)
 United Parcel Service                        14,300              1,132,275
WEB PORTALS (2.11%)
 Google /1/ /2/                                1,700                324,199
 Yahoo /1/                                    26,100                944,558
                                                                  1,268,757
                                TOTAL COMMON STOCKS              59,634,785


                                  Maturity

                                  Amount                           Value

-----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.55%)
 Goldman Sachs; 1.75%; dated
  10/29/04 maturing 11/01/04
  (collateralized by U.S.
  Treasuries; $939,063; 11/18/04
  -
  01/15/12) /3/                             $931,136            $   931,000
                        TOTAL REPURCHASE AGREEMENTS                 931,000
                                                                -----------

              TOTAL PORTFOLIO INVESTMENTS (100.66%)              60,565,785
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-0.66%)                                                          (399,582)
                         TOTAL NET ASSETS (100.00%)             $60,166,203
                                                                --------------


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 4,346,326
Unrealized Depreciation                       (7,220,553)
                                             -----------
Net Unrealized Appreciation (Depreciation)    (2,874,227)
Cost for federal income tax purposes         $63,440,012


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
                                 $
 Technology                        12,252,772                   20.23%
 Consumer,
 Non-cyclical                      11,551,261                   19.07
 Communications                    10,583,117                   17.48
 Financial                          9,763,446                   16.12
 Consumer, Cyclical                 8,738,822                   14.43
 Industrial                         5,755,550                    9.50
 Energy                             1,920,817                    3.17
                 TOTAL            $60,565,785                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

                                OCTOBER 31, 2004

                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (97.61%)
AEROSPACE & DEFENSE (0.56%)
                                                               $
 Boeing                                       3,000                149,700
 Raytheon                                     1,900                 69,312
 Rockwell Collins                             3,600                127,692
                                                                   346,704
AEROSPACE & DEFENSE EQUIPMENT (1.09%)
 General Dynamics                             1,500                153,180
 Lockheed Martin                              5,400                297,486
 United Technologies                          2,400                222,768
                                                                   673,434
AGRICULTURAL CHEMICALS (0.48%)
 Agrium                                       5,200                 86,268
 Mosaic /1/                                   3,700                 55,648
 Potash Corp. of Saskatchewan                 2,300                153,617
                                                                   295,533
AIRLINES (0.12%)
 Southwest Airlines                           4,500                 70,965
APPLIANCES (0.18%)
 Maytag                                       1,600                 27,840
 Whirlpool                                    1,400                 82,250
                                                                   110,090
APPLICATIONS SOFTWARE (3.44%)
 Intuit /1/                                   2,500                113,400
 Mercury Interactive /1/                        900                 39,087
 Microsoft                                   66,100              1,850,139
 Red Hat /1/                                  7,800                100,152
 Siebel Systems /1/                           2,100                 19,950
                                                                 2,122,728
AUDIO & VIDEO PRODUCTS (0.06%)
 Digital Theater Systems /1/                  2,000                 34,020
AUTO-CARS & LIGHT TRUCKS (0.29%)
 General Motors                               4,700                181,185
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.15%)
 Paccar                                       1,300                 90,103
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.28%)
 Lear                                         1,200                 64,704
 TRW Automotive Holdings /1/                  6,000                110,160
                                                                   174,864
BEVERAGES-NON-ALCOHOLIC (2.11%)
 Coca-Cola                                   15,700                638,362
 Cott /1/                                     4,000                105,040
 Pepsico                                     11,300                560,254
                                                                 1,303,656
BREWERY (0.26%)
 Anheuser-Busch                               3,200                159,840
BROADCASTING SERVICES & PROGRAMMING (0.24%)
 Liberty Media /1/                           16,800                149,856
CABLE TV (0.10%)
 Rogers Communications                        2,700                 62,208
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CASINO HOTELS (0.07%)
                                                               $
 Station Casinos                                900                 45,855
CASINO SERVICES (0.25%)
 International Game Technology                4,700                155,288
CELLULAR TELECOMMUNICATIONS (0.47%)
 Nextel Communications /1/                    8,100                214,569
 Nextel Partners /1/                          4,600                 77,464
                                                                   292,033
CHEMICALS-DIVERSIFIED (0.64%)
 Dow Chemical                                 7,200                323,568
 E. I. Du Pont de Nemours                     1,600                 68,592
                                                                   392,160
CHEMICALS-SPECIALTY (0.35%)
 Cabot                                        1,600                 54,528
 Ferro                                        1,500                 31,605
 Great Lakes Chemical                           600                 15,372
 Millennium Chemicals /1/                     4,100                 88,068
 Minerals Technologies                          400                 24,040
                                                                   213,613
CIRCUIT BOARDS (0.16%)
 Jabil Circuit /1/                            4,000                 97,240
COMMERCIAL BANKS (0.39%)
 First Horizon National                       2,800                121,184
 Synovus Financial                            4,400                119,636
                                                                   240,820
COMMERCIAL SERVICE-FINANCE (0.11%)
 Moody's                                        900                 70,029
COMPUTERS (1.48%)
 Gateway /1/                                  4,000                 23,400
 Hewlett-Packard                             11,900                222,054
 International Business Machines              7,400                664,150
                                                                   909,604
COMPUTERS-INTEGRATED SYSTEMS (1.48%)
 Dell /1/                                    26,000                911,560
COMPUTERS-MEMORY DEVICES (0.07%)
 Veritas Software /1/                         2,000                 43,760
COMPUTERS-PERIPHERAL EQUIPMENT (0.16%)
 Lexmark International /1/                    1,200                 99,732
CONSULTING SERVICES (0.32%)
 Accenture /1/                                2,700                 65,367
 Advisory Board /1/                           4,100                133,578
                                                                   198,945
CONSUMER PRODUCTS-MISCELLANEOUS (0.26%)
 Clorox                                       1,700                 92,820
 Fortune Brands                                 900                 65,538
                                                                   158,358
COSMETICS & TOILETRIES (2.37%)
 Colgate-Palmolive                            3,000                133,860
 Gillette                                     5,700                236,436
 Kimberly-Clark                               2,500                149,175
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                               $
 Procter & Gamble                            18,400                941,712
                                                                 1,461,183
CRUISE LINES (0.46%)
 Carnival                                     4,300                217,408
 Royal Caribbean Cruises                      1,400                 65,240
                                                                   282,648
DATA PROCESSING & MANAGEMENT (0.84%)
 Automatic Data Processing                    6,100                264,679
 First Data                                   4,800                198,144
 Fiserv /1/                                   1,600                 56,864
                                                                   519,687
DECISION SUPPORT SOFTWARE (0.12%)
 NetIQ /1/                                    5,900                 74,812
DISPOSABLE MEDICAL PRODUCTS (0.11%)
 C.R. Bard                                    1,200                 68,160
DISTRIBUTION-WHOLESALE (0.23%)
 CDW                                          2,300                142,669
DIVERSIFIED MANUFACTURING OPERATIONS (6.38%)
 Danaher                                      3,000                165,390
 General Electric                            75,500              2,576,060
 Honeywell International                      9,700                326,696
 Illinois Tool Works                            500                 46,140
 ITT Industries                                 500                 40,570
 Roper Industries                             1,000                 61,660
 Tyco International                          23,100                719,565
                                                                 3,936,081
DIVERSIFIED MINERALS (0.19%)
 BHP Billiton                                 5,700                117,819
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.19%)
 Cendant                                      5,700                117,363
E-COMMERCE-SERVICES (0.97%)
 eBay /1/                                     4,200                409,962
 InterActiveCorp /1/                          7,000                151,340
 Monster Worldwide /1/                        1,300                 36,465
                                                                   597,767
ELECTRIC-INTEGRATED (3.04%)
 American Electric Power                      3,200                105,376
 CMS Energy /1/                               2,000                 18,720
 Constellation Energy Group                   1,200                 48,744
 Duke Energy                                 10,700                262,471
 Edison International                         3,200                 97,600
 El Paso Electric /1/                         2,800                 46,620
 Entergy                                      1,600                104,576
 Exelon                                       4,200                166,404
 FirstEnergy                                  5,000                206,650
 NiSource                                     4,000                 85,800
 PG&E /1/                                     3,400                108,936
 Pinnacle West Capital                        2,700                115,074
 PPL                                          3,100                161,200
 Southern                                     2,100                 66,339
 TECO Energy                                  3,700                 51,800
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                               $
 TXU                                          3,700                226,514
                                                                 1,872,824
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.18%)
 Intel                                       38,200                850,332
 QLogic /1/                                   4,500                146,250
 Texas Instruments                            8,100                198,045
 Xilinx                                       4,800                146,880
                                                                 1,341,507
ENTERPRISE SOFTWARE & SERVICE (0.70%)
 Oracle /1/                                  34,000                430,440
FIDUCIARY BANKS (0.83%)
 Investors Financial Services                 3,700                142,413
 State Street                                 8,200                369,410
                                                                   511,823
FILTRATION & SEPARATION PRODUCTS (0.10%)
 Pall                                         2,400                 62,064
FINANCE-COMMERCIAL (0.17%)
 CapitalSource /1/                            4,700                105,280
FINANCE-CONSUMER LOANS (0.24%)
 SLM                                          3,300                149,358
FINANCE-CREDIT CARD (0.83%)
 American Express                             7,500                398,025
 MBNA                                         4,400                112,772
                                                                   510,797
FINANCE-INVESTMENT BANKER & BROKER (4.14%)
 Charles Schwab                               8,600                 78,690
 Citigroup                                   29,300              1,300,041
 Goldman Sachs Group                          3,000                295,140
 Legg Mason                                     750                 47,782
 Lehman Brothers Holdings                     1,900                156,085
 Merrill Lynch                                6,300                339,822
 Morgan Stanley                               6,600                337,194
                                                                 2,554,754
FINANCE-MORTGAGE LOAN/BANKER (1.07%)
 Countrywide Credit Industries                2,100                 67,053
 Federal Home Loan Mortgage                   4,100                273,060
 Federal National Mortgage
  Association                                 4,600                322,690
                                                                   662,803
FINANCIAL GUARANTEE INSURANCE (0.34%)
 MGIC Investment                              1,500                 96,465
 Radian Group                                 2,400                115,032
                                                                   211,497
FOOD-CONFECTIONERY (0.11%)
 Hershey Foods                                1,400                 70,966
FOOD-MISCELLANEOUS/DIVERSIFIED (0.61%)
 Campbell Soup                                3,900                104,676
 General Mills                                3,500                154,875
 H.J. Heinz                                     800                 29,080
 Kellogg                                      2,100                 90,300
                                                                   378,931
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-WHOLESALE & DISTRIBUTION (0.22%)
                                                               $
 Sysco                                        4,300                138,761
GAS-DISTRIBUTION (0.04%)
 Sempra Energy                                  700                 23,478
GOLD MINING (0.55%)
 Newmont Mining                               7,100                337,392
HEALTH CARE COST CONTAINMENT (0.14%)
 Caremark Rx /1/                              2,800                 83,916
HOME DECORATION PRODUCTS (0.16%)
 Newell Rubbermaid                            4,600                 99,176
HOTELS & MOTELS (0.18%)
 Fairmont Hotels & Resorts                      800                 22,704
 Marriott International                       1,600                 87,184
                                                                   109,888
HUMAN RESOURCES (0.15%)
 Manpower                                     1,100                 49,775
 Robert Half International                    1,500                 39,795
                                                                    89,570
INSURANCE BROKERS (0.44%)
 Marsh & McLennan                             9,800                271,068
INTERNET APPLICATION SOFTWARE (0.18%)
 MatrixOne /1/                                7,500                 42,750
 Verity /1/                                   5,400                 69,768
                                                                   112,518
INTERNET BROKERS (0.47%)
 Ameritrade Holding /1/                      22,400                291,648
INTERNET CONTENT-INFORMATION & NEWS (0.10%)
 CNET Networks /1/                            7,200                 58,824
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.20%)
 Franklin Resources                           2,000                121,240
LEISURE & RECREATION PRODUCTS (0.28%)
 Brunswick                                    2,200                103,224
 WMS Industries /1/                           2,300                 67,275
                                                                   170,499
LIFE & HEALTH INSURANCE (0.14%)
 Genworth Financial                           3,500                 83,510
MACHINERY-FARM (0.33%)
 Deere                                        3,400                203,252
MEDICAL INSTRUMENTS (1.47%)
 Biomet                                       1,800                 84,024
 Boston Scientific /1/                        5,200                183,560
 Guidant                                      2,200                146,564
 Medtronic                                    7,700                393,547
 St. Jude Medical /1/                         1,300                 99,541
                                                                   907,236
MEDICAL LABORATORY & TESTING SERVICE (0.13%)
 Laboratory Corp. of America
  Holdings /1/                                1,700                 77,860
MEDICAL PRODUCTS (2.33%)
 Baxter International                         3,600                110,736
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
                                                               $
 Becton Dickinson                             1,300                 68,250
 Johnson & Johnson                           17,600              1,027,488
 Stryker                                      2,700                116,343
 Zimmer Holdings /1/                          1,500                116,385
                                                                 1,439,202
MEDICAL-BIOMEDICAL/GENE (1.22%)
 Amgen /1/                                    8,700                494,160
 Biogen Idec /1/                              2,800                162,848
 Chiron /1/                                   1,300                 42,146
 Genentech /1/                                1,200                 54,636
                                                                   753,790
MEDICAL-DRUGS (4.79%)
 Abbott Laboratories                          8,000                341,040
 Cephalon /1/                                   600                 28,602
 Eli Lilly                                    7,200                395,352
 Forest Laboratories /1/                      2,800                124,880
 Medimmune /1/                                1,300                 36,946
 Merck                                       12,000                375,720
 Pfizer                                      42,800              1,239,060
 Schering-Plough                              3,300                 59,763
 Wyeth                                        8,800                348,920
                                                                 2,950,283
MEDICAL-GENERIC DRUGS (0.05%)
 Watson Pharmaceutical /1/                    1,100                 30,833
MEDICAL-HMO (0.89%)
 Anthem /1/                                   1,300                104,520
 UnitedHealth Group                           6,100                441,640
                                                                   546,160
MEDICAL-HOSPITALS (0.17%)
 HCA                                          2,800                102,844
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.30%)
 AmerisourceBergen                              900                 49,536
 Cardinal Health                              2,900                135,575
                                                                   185,111
METAL-ALUMINUM (0.26%)
 Alcoa                                        5,000                162,500
METAL-DIVERSIFIED (0.06%)
 Freeport-McMoran Copper & Gold               1,100                 39,842
MISCELLANEOUS INVESTING (0.35%)
 Duke-Weeks Realty                            2,600                 88,660
 Simon Property Group                         1,000                 58,320
 United Dominion Realty Trust                 3,400                 71,672
                                                                   218,652
MONEY CENTER BANKS (3.05%)
 Bank of America                             18,242                817,059
 JP Morgan Chase                             27,588              1,064,897
                                                                 1,881,956
MOTORCYCLE & MOTOR SCOOTER (0.06%)
 Harley-Davidson                                600                 34,542
MULTI-LINE INSURANCE (2.46%)
 American International Group                16,400                995,644
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
 Hartford Financial Services                                   $
  Group                                       3,400                198,832
 Prudential Financial                         4,300                199,821
 Safeco                                       2,600                120,224
                                                                 1,514,521
MULTIMEDIA (2.26%)
 E.W. Scripps                                   800                 38,176
 Gannett                                      1,900                157,605
 McGraw-Hill                                  1,100                 94,875
 Meredith                                       400                 19,600
 Time Warner /1/                             37,100                617,344
 Viacom                                      11,900                434,231
 Walt Disney                                  1,300                 32,786
                                                                 1,394,617
NETWORKING PRODUCTS (1.48%)
 Cisco Systems /1/                           39,400                756,874
 Emulex /1/                                   3,300                 34,683
 Juniper Networks /1/                         2,100                 55,881
 Lucent Technologies /1/                     18,000                 63,900
                                                                   911,338
NON-HAZARDOUS WASTE DISPOSAL (0.11%)
 Republic Services                              100                  3,080
 Waste Management                             2,200                 62,656
                                                                    65,736
OFFICE AUTOMATION & EQUIPMENT (0.09%)
 Pitney Bowes                                 1,300                 56,875
OIL & GAS DRILLING (0.26%)
 Nabors Industries /1/                          500                 24,560
 Transocean Sedco Forex /1/                   3,800                133,950
                                                                   158,510
OIL COMPANY-EXPLORATION & PRODUCTION (0.53%)
 Anadarko Petroleum                           1,500                101,175
 Devon Energy                                   500                 36,985
 EOG Resources                                  700                 46,592
 Murphy Oil                                   1,800                144,036
                                                                   328,788
OIL COMPANY-INTEGRATED (5.37%)
 ChevronTexaco                               14,000                742,840
 ConocoPhillips                               4,900                413,119
 Exxon Mobil                                 39,800              1,958,956
 Occidental Petroleum                         1,100                 61,413
 TotalFinaElf                                 1,300                135,564
                                                                 3,311,892
OIL FIELD MACHINERY & EQUIPMENT (0.19%)
 FMC Technologies /1/                         1,700                 51,391
 Grant Prideco /1/                            3,200                 65,792
                                                                   117,183
OIL-FIELD SERVICES (0.76%)
 Baker Hughes                                 2,600                111,358
 BJ Services                                    900                 45,900
 Schlumberger                                 4,900                308,406
                                                                   465,664
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OPTICAL SUPPLIES (0.03%)
                                                               $
 Bausch & Lomb                                  300                 18,288
PAPER & RELATED PRODUCTS (0.62%)
 Bowater                                        700                 25,788
 International Paper                          3,800                146,338
 MeadWestvaco                                 2,200                 69,366
 Potlatch                                     1,900                 89,471
 Weyerhaeuser                                   800                 50,112
                                                                   381,075
PHARMACY SERVICES (0.04%)
 Medco Health Solutions /1/                     800                 27,128
PIPELINES (0.08%)
 Dynegy /1/                                   6,800                 33,524
 Williams                                     1,100                 13,761
                                                                    47,285
PROPERTY & CASUALTY INSURANCE (1.30%)
 Progressive                                  1,200                112,260
 St. Paul                                    15,302                519,656
 XL Capital                                   2,300                166,750
                                                                   798,666
PUBLISHING-NEWSPAPERS (0.26%)
 New York Times                               1,700                 68,085
 Washington Post                                100                 91,500
                                                                   159,585
REGIONAL BANKS (3.73%)
 Comerica                                    10,100                621,251
 SunTrust Banks                               1,700                119,646
 U.S. Bancorp                                30,300                866,883
 Wachovia                                     6,800                334,628
 Wells Fargo                                  6,000                358,320
                                                                 2,300,728
REINSURANCE (0.15%)
 AXIS Capital Holdings                        3,700                 92,722
RETAIL-APPAREL & SHOE (0.67%)
 Abercrombie & Fitch                          3,200                125,376
 Christopher & Banks                          3,100                 50,375
 Hot Topic /1/                                5,400                111,024
 Ross Stores                                  4,700                123,469
                                                                   410,244
RETAIL-AUTO PARTS (0.10%)
 O'Reilly Automotive /1/                      1,500                 64,590
RETAIL-BUILDING PRODUCTS (1.31%)
 Home Depot                                  12,900                529,932
 Lowe's                                       4,900                275,772
                                                                   805,704
RETAIL-CONSUMER ELECTRONICS (0.21%)
 Best Buy                                     2,200                130,284
RETAIL-DISCOUNT (3.24%)
 Dollar Tree Stores /1/                       2,100                 60,690
 Family Dollar Stores                         5,300                156,615
 Target                                       9,900                495,198
 TJX                                          3,700                 88,726
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DISCOUNT (CONTINUED)
                                                               $
 Wal-Mart Stores                             22,200              1,197,024
                                                                 1,998,253
RETAIL-DRUG STORE (0.61%)
 CVS                                          2,600                112,996
 Walgreen                                     7,300                261,997
                                                                   374,993
RETAIL-OFFICE SUPPLIES (0.12%)
 Staples                                      2,500                 74,350
RETAIL-PET FOOD & SUPPLIES (0.04%)
 PETsMART                                       800                 25,584
RETAIL-REGIONAL DEPARTMENT STORE (0.42%)
 Kohl's /1/                                   5,100                258,876
RETAIL-RESTAURANTS (0.89%)
 McDonald's                                   5,100                148,665
 Panera Bread /1/                             3,500                122,255
 RARE Hospitality International
  /1/                                         3,400                 94,214
 Starbucks /1/                                2,100                111,048
 Yum! Brands                                  1,600                 69,600
                                                                   545,782
SATELLITE TELECOM (0.23%)
 EchoStar Communications /1/                  4,400                139,128
SCHOOLS (0.11%)
 Apollo Group /1/                             1,000                 66,000
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.67%)
 Analog Devices                               3,800                152,988
 Linear Technology                            3,200                121,216
 Maxim Integrated Products                    3,200                140,768
                                                                   414,972
SEMICONDUCTOR EQUIPMENT (0.49%)
 Applied Materials /1/                        9,900                159,390
 Kla-Tencor /1/                               2,100                 95,613
 Novellus Systems /1/                         1,900                 49,229
                                                                   304,232
STEEL PRODUCERS (0.40%)
 Nucor                                        5,800                244,934
TELECOMMUNICATION EQUIPMENT (0.71%)
 Andrew /1/                                     900                 12,582
 Comverse Technology /1/                      1,100                 22,704
 Qualcomm                                     9,600                401,376
                                                                   436,662
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.19%)
 Corning /1/                                 10,000                114,500
TELEPHONE-INTEGRATED (2.73%)
 SBC Communications                          21,900                553,194
 Sprint                                      16,800                351,960
 Verizon Communications                      19,900                778,090
                                                                 1,683,244
THERAPEUTICS (0.21%)
 Gilead Sciences /1/                          3,800                131,594
                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (1.27%)
                                                               $
 Altria Group                                16,200                785,052
TOYS (0.15%)
 Hasbro                                       4,200                 74,298
 Mattel                                       1,000                 17,510
                                                                    91,808
TRANSPORT-RAIL (0.49%)
 CSX                                          4,600                167,900
 Union Pacific                                2,100                132,237
                                                                   300,137
TRANSPORT-SERVICES (0.95%)
 United Parcel Service                        7,400                585,932
WEB PORTALS (0.69%)
 Google /1/                                     700                133,494
 Yahoo /1/                                    8,000                289,520
                                                                   423,014
WIRELESS EQUIPMENT (0.49%)
 Motorola                                    14,500                250,270
 Spectrasite /1/                              1,000                 51,300
                                                                   301,570
                               TOTAL COMMON STOCKS              60,173,007

                                  Shares
                                   Held                            Value
---------------------------------------------------------------------------------
PREFERRED STOCKS (0.23%)
MULTIMEDIA (0.23%)
 News                                         4,500                141,480
                            TOTAL PREFERRED STOCKS                 141,480

                                  Principal

                                  Amount                          Value

---------------------------------------------------------------------------------
TREASURY BONDS (0.08%)
 U.S. Treasury /2/
                                             $                 $
  1.67%; 12/23/04                            50,000                 49,872
                              TOTAL TREASURY BONDS                  49,872
                                                               -----------

              TOTAL PORTFOLIO INVESTMENTS (97.92%)              60,364,359
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (2.08%)                                             1,283,141
                        TOTAL NET ASSETS (100.00%)             $61,647,500
                                                               -------------

   Contract                    Opening       Current      Unrealized
     Type        Commitment  Market Value  Market Value   Gain(Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
7 S&P 500 eMini    Buy         $389,505      $395,605       $6,100
December, 2004
Futures

/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.


UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 5,718,091
Unrealized Depreciation                       (2,630,539)
                                             -----------
Net Unrealized Appreciation (Depreciation)     3,087,552
Cost for federal income tax purposes         $57,276,807


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer,                       $
 Non-cyclical                      12,321,059                   20.28%
 Financial                         11,926,093                   19.63
 Technology                         7,264,592                   11.96
 Communications                     6,943,661                   11.43
 Consumer, Cyclical                 6,482,260                   10.67
 Industrial                         6,270,580                   10.32
 Energy                             4,429,322                    7.29
 Basic Materials                    2,184,868                    3.59
 Utilities                          1,896,302                    3.12
 Government                           645,622                    1.06
 Futures Contracts                    395,605                    0.65
                 TOTAL            $60,759,964                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

                                OCTOBER 31, 2004

                                                          Shares
                                                           Held                         Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS (98.27%)
ADVERTISING AGENCIES (0.42%)
                                                                                    $
 Interpublic Group /1/                                            20,900                256,234
AEROSPACE & DEFENSE (0.60%)
 Boeing                                                            7,300                364,270
AEROSPACE & DEFENSE EQUIPMENT (0.78%)
 General Dynamics                                                  1,700                173,604
 Goodrich                                                          9,775                301,363
                                                                                        474,967
APPAREL MANUFACTURERS (1.29%)
 Jones Apparel Group                                               9,050                319,465
 Liz Claiborne                                                     3,200                130,816
 VF                                                                6,200                333,746
                                                                                        784,027
APPLIANCES (0.36%)
 Whirlpool                                                         3,675                215,906
APPLICATIONS SOFTWARE (0.42%)
 Microsoft                                                         9,000                251,910
ATHLETIC FOOTWEAR (0.12%)
 Reebok International                                              2,000                 74,000
AUTO-CARS & LIGHT TRUCKS (0.32%)
 General Motors                                                    5,000                192,750
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.14%)
 American Axle & Manufacturing Holdings                            4,600                132,020
 Autoliv                                                           7,500                320,625
 BorgWarner                                                        4,800                222,624
 Dana                                                              9,900                147,609
 Lear                                                              3,700                199,504
 Magna International                                               3,800                277,210
                                                                                      1,299,592
BEVERAGES-NON-ALCOHOLIC (0.14%)
 Pepsico                                                           1,700                 84,286
BREWERY (0.14%)
 Adolph Coors                                                      1,300                 86,710
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.53%)
 Vulcan Materials                                                  6,400                318,592
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.27%)
 Martin Marietta Materials                                         3,600                163,908
CABLE TV (0.92%)
 Comcast /1/                                                      18,900                557,550
CHEMICALS-DIVERSIFIED (0.62%)
 Dow Chemical                                                      1,500                 67,410
 E. I. Du Pont de Nemours                                          2,500                107,175
 PPG Industries                                                    3,200                204,000
                                                                                        378,585
CHEMICALS-SPECIALTY (0.56%)
 Eastman Chemical                                                  7,100                337,037
COMMERCIAL BANKS (0.70%)
 Regions Financial                                                 7,592                266,327
                                                          Shares
                                                           Held                         Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                    $
 SouthTrust                                                        3,600                156,852
                                                                                        423,179
COMPUTER SERVICES (0.44%)
 Electronic Data Systems                                          12,500                265,875
COMPUTERS (1.89%)
 Hewlett-Packard                                                  49,000                914,340
 International Business Machines                                   2,600                233,350
                                                                                      1,147,690
CONSUMER PRODUCTS-MISCELLANEOUS (0.17%)
 Fortune Brands                                                    1,400                101,948
CONTAINERS-METAL & GLASS (0.06%)
 Owens-Illinois /1/                                                2,000                 37,060
CONTAINERS-PAPER & PLASTIC (0.37%)
 Smurfit-Stone Container /1/                                      12,900                223,944
DISTRIBUTION-WHOLESALE (0.47%)
 Ingram Micro /1/                                                  8,700                150,075
 Tech Data /1/                                                     3,300                133,287
                                                                                        283,362
DIVERSIFIED MANUFACTURING OPERATIONS (9.16%)
 Cooper Industries                                                 3,800                242,820
 Eaton                                                             6,200                396,490
 General Electric                                                 97,200              3,316,464
 Honeywell International                                          16,200                545,616
 SPX                                                               7,600                291,460
 Textron                                                           6,300                429,345
 Tyco International                                               10,600                330,190
                                                                                      5,552,385
ELECTRIC-INTEGRATED (4.33%)
 Alliant Energy                                                    9,300                245,334
 American Electric Power                                          12,750                419,857
 CMS Energy /1/                                                   10,400                 97,344
 Constellation Energy Group                                        6,100                247,782
 Edison International                                              2,600                 79,300
 Entergy                                                           6,100                398,696
 FirstEnergy                                                       9,900                409,167
 Northeast Utilities                                              10,900                210,697
 PPL                                                               5,300                275,600
 XCEL Energy                                                      14,000                239,400
                                                                                      2,623,177
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.99%)
 Flextronics International /1/                                    18,200                219,310
 Solectron /1/                                                    40,200                209,844
 Vishay Intertechnology /1/                                       13,200                170,676
                                                                                        599,830
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.14%)
 Agere Systems /1/                                                71,000                 85,910
ELECTRONIC PARTS DISTRIBUTION (0.76%)
 Arrow Electronics /1/                                            11,100                265,956
 Avnet /1/                                                        11,600                196,736
                                                                                        462,692
                                                          Shares
                                                           Held                         Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (0.11%)
                                                                                    $
 Capital One Financial                                               900                 66,384
FINANCE-INVESTMENT BANKER & BROKER (6.59%)
 Citigroup                                                        59,000              2,617,830
 Lehman Brothers Holdings                                          6,250                513,437
 Merrill Lynch                                                     9,500                512,430
 Morgan Stanley                                                    6,900                352,521
                                                                                      3,996,218
FINANCE-MORTGAGE LOAN/BANKER (1.65%)
 Federal Home Loan Mortgage                                       10,700                712,620
 Federal National Mortgage Association                             4,125                289,369
                                                                                      1,001,989
FINANCIAL GUARANTEE INSURANCE (0.99%)
 MBIA                                                              5,100                295,086
 MGIC Investment                                                   4,700                302,257
                                                                                        597,343
FOOD-FLOUR & GRAIN (0.37%)
 Archer Daniels Midland                                           11,625                225,176
FOOD-MISCELLANEOUS/DIVERSIFIED (1.15%)
 Sara Lee                                                         18,000                419,040
 Unilever                                                          4,800                279,792
                                                                                        698,832
FOOD-RETAIL (0.69%)
 Kroger /1/                                                       16,200                244,782
 Safeway /1/                                                       9,600                175,104
                                                                                        419,886
FOOD-WHOLESALE & DISTRIBUTION (0.15%)
 Supervalu                                                         3,000                 88,470
GAS-DISTRIBUTION (0.61%)
 Sempra Energy                                                    11,000                368,940
LIFE & HEALTH INSURANCE (1.47%)
 Genworth Financial                                               12,500                298,250
 Manulife Financial                                               11,260                524,378
 Torchmark                                                         1,225                 66,175
                                                                                        888,803
MACHINERY-GENERAL INDUSTRY (0.18%)
 Ingersoll-Rand                                                    1,600                109,504
MEDICAL-DRUGS (2.55%)
 AstraZeneca                                                       6,600                271,920
 Bristol-Myers Squibb                                              7,200                168,696
 GlaxoSmithKline                                                   7,000                296,800
 Merck                                                            13,950                436,775
 Pfizer                                                            1,600                 46,320
 Sanofi-Synthelabo                                                 9,000                328,500
                                                                                      1,549,011
METAL PROCESSORS & FABRICATION (0.22%)
 Worthington Industries                                            6,700                132,995
METAL-ALUMINUM (0.72%)
 Alcan                                                             5,600                259,392
 Alcoa                                                             5,400                175,500
                                                                                        434,892
                                                          Shares
                                                           Held                         Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (6.68%)
                                                                                    $
 Bank of America                                                  51,866              2,323,078
 JP Morgan Chase                                                  44,736              1,726,810
                                                                                      4,049,888
MULTI-LINE INSURANCE (2.77%)
 Allstate                                                         12,500                601,125
 American International Group                                      3,800                230,698
 Hartford Financial Services Group                                 7,400                432,752
 MetLife                                                          10,850                416,098
                                                                                      1,680,673
MULTIMEDIA (0.95%)
 Time Warner /1/                                                  24,500                407,680
 Viacom                                                            2,500                 91,225
 Walt Disney                                                       3,100                 78,182
                                                                                        577,087
NETWORKING PRODUCTS (0.26%)
 Lucent Technologies /1/                                          45,200                160,460
OIL COMPANY-INTEGRATED (11.39%)
 BP Amoco                                                          5,300                308,725
 ChevronTexaco                                                    29,256              1,552,323
 ConocoPhillips                                                   10,897                918,726
 Exxon Mobil                                                      62,600              3,081,172
 Marathon Oil                                                     12,300                468,753
 Occidental Petroleum                                             10,300                575,049
                                                                                      6,904,748
OIL REFINING & MARKETING (0.56%)
 Ashland                                                           5,900                339,958
PAPER & RELATED PRODUCTS (1.87%)
 Georgia-Pacific                                                  12,550                434,105
 MeadWestvaco                                                     12,900                406,737
 Temple-Inland                                                     5,000                295,600
                                                                                      1,136,442
PHARMACY SERVICES (0.64%)
 Medco Health Solutions /1/                                       11,400                386,574
POWER CONVERTER & SUPPLY EQUIPMENT (0.22%)
 Hubbell                                                           2,900                132,588
PRINTING-COMMERCIAL (0.61%)
 R.R. Donnelley & Sons                                            11,700                367,965
PROPERTY & CASUALTY INSURANCE (2.22%)
 ACE                                                               2,800                106,568
 Chubb                                                             5,550                400,321
 St. Paul                                                         15,836                537,791
 XL Capital                                                        4,200                304,500
                                                                                      1,349,180
REGIONAL BANKS (7.67%)
 Comerica                                                          6,500                399,815
 Huntington Bancshares                                            14,600                349,670
 KeyCorp                                                          11,550                387,965
 National City                                                    13,850                539,734
 PNC Financial Services Group                                      7,300                381,790
 SunTrust Banks                                                    7,800                548,964
 U.S. Bancorp                                                     20,597                589,280
                                                          Shares
                                                           Held                         Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                                                    $
 Wachovia                                                         17,300                851,333
 Wells Fargo                                                      10,050                600,186
                                                                                      4,648,737
RETAIL-APPAREL & SHOE (0.93%)
 Foot Locker                                                         900                 21,960
 Limited                                                          15,700                389,046
 Nordstrom                                                         3,600                155,448
                                                                                        566,454
RETAIL-MAJOR DEPARTMENT STORE (0.44%)
 May Department Stores                                             8,700                226,722
 Saks /1/                                                          3,200                 39,104
                                                                                        265,826
RETAIL-OFFICE SUPPLIES (0.52%)
 Office Depot /1/                                                 19,600                317,324
RETAIL-REGIONAL DEPARTMENT STORE (0.57%)
 Federated Department Stores                                       6,900                348,105
RETAIL-RESTAURANTS (1.01%)
 McDonald's                                                       21,100                615,065
RUBBER-TIRES (0.11%)
 Cooper Tire & Rubber                                              3,500                 68,180
SAVINGS & LOANS-THRIFTS (1.61%)
 Astoria Financial                                                 6,500                254,085
 Golden West Financial                                               700                 81,844
 Washington Mutual                                                16,487                638,212
                                                                                        974,141
STEEL PRODUCERS (0.67%)
 United States Steel                                              11,100                407,592
TELECOMMUNICATION EQUIPMENT (1.17%)
 ADC Telecommunications /1/                                       79,300                175,253
 Nortel Networks /1/                                              72,100                244,419
 Tellabs /1/                                                      36,500                292,000
                                                                                        711,672
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.27%)
 Corning /1/                                                      14,400                164,880
TELEPHONE-INTEGRATED (3.66%)
 BellSouth                                                         8,700                232,029
 SBC Communications                                               21,800                550,668
 Sprint                                                           39,000                817,050
 Verizon Communications                                           15,800                617,780
                                                                                      2,217,527
TOBACCO (2.86%)
 Altria Group                                                     27,350              1,325,381
 UST                                                               9,900                407,484
                                                                                      1,732,865
TOOLS-HAND HELD (0.16%)
 Stanley Works                                                     2,200                 97,944
TRANSPORT-RAIL (1.89%)
 Burlington Northern Santa Fe                                      9,050                378,381
 CSX                                                               6,100                222,650
                                                          Shares
                                                           Held                         Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (CONTINUED)
                                                                                    $
 Norfolk Southern                                                 16,100                546,595
                                                                                      1,147,626
                                                    TOTAL COMMON STOCKS              59,595,320
                                                                                    -----------

                                   TOTAL PORTFOLIO INVESTMENTS (98.27%)              59,595,320
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
                               LIABILITIES (1.73%)                                    1,049,085
                                             TOTAL NET ASSETS (100.00%)             $60,644,405
                                                                                    -------------

/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 9,731,812
Unrealized Depreciation                       (2,164,984)
                                             -----------
Net Unrealized Appreciation (Depreciation)     7,566,828
Cost for federal income tax purposes         $52,028,492


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value               Percentage of Total
                                                               Value
-------------------------------------------------------------------------------
 Financial                        $18,674,546                   31.34%
 Industrial                         9,818,305                   16.48
 Energy                             6,904,748                   11.59
 Consumer,
 Non-cyclical                       5,741,723                    9.63
 Consumer, Cyclical                 5,030,591                    8.44
 Communications                     4,645,410                    7.79
 Basic Materials                    3,034,505                    5.09
 Utilities                          2,992,118                    5.02
 Technology                         1,751,385                    2.94
 Government                         1,001,989                    1.68
                 TOTAL            $59,595,320                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

                                OCTOBER 31, 2004

                                            Shares
                                             Held                        Value
--------------------------------------------------------------------------------------
COMMON STOCKS (100.55%)
AIRLINES (1.19%)
                                                                      $
 Southwest Airlines                                 24,210              381,792
APPAREL MANUFACTURERS (1.49%)
 Coach /1/                                          10,250              477,958
APPLICATIONS SOFTWARE (0.98%)
 Citrix Systems /1/                                 13,070              315,379
AUDIO & VIDEO PRODUCTS (2.12%)
 Harman International Industries                     2,410              289,634
 Polycom /1/                                        18,810              388,426
                                                                        678,060
BEVERAGES-WINE & SPIRITS (0.66%)
 Constellation Brands /1/                            5,360              210,273
BUILDING PRODUCTS-AIR & HEATING (0.91%)
 American Standard /1/                               7,980              291,829
BUILDING-RESIDENTIAL & COMMERCIAL (0.83%)
 DR Horton                                           5,070              152,100
 Ryland Group                                        1,180              112,560
                                                                        264,660
CASINO HOTELS (3.07%)
 MGM Mirage /1/                                      5,240              281,912
 Station Casinos                                     7,700              392,315
 Wynn Resorts /1/                                    5,300              308,195
                                                                        982,422
CASINO SERVICES (0.62%)
 Scientific Games /1/                                9,370              198,457
CELLULAR TELECOMMUNICATIONS (1.65%)
 NII Holdings /1/                                    4,960              219,579
 Western Wireless /1/                               10,640              310,050
                                                                        529,629
CHEMICALS-DIVERSIFIED (0.80%)
 Lyondell Chemical                                  11,220              257,836
CHEMICALS-SPECIALTY (0.44%)
 Eastman Chemical                                    2,940              139,562
CIRCUIT BOARDS (0.39%)
 Benchmark Electronics /1/                           3,690              125,349
COAL (0.51%)
 Peabody Energy                                      2,540              162,001
COMMERCIAL BANKS (1.90%)
 City National                                       2,830              194,987
 Silicon Valley Bancshares /1/                       4,260              170,443
 UCBH Holdings                                       5,670              244,320
                                                                        609,750
COMMERCIAL SERVICES (0.85%)
 Alliance Data Systems /1/                           6,460              273,129
COMMUNICATIONS SOFTWARE (0.67%)
 Avid Technology /1/                                 4,080              216,158
COMPUTER SERVICES (1.07%)
 Cognizant Technology Solutions /1/                 10,050              341,700
                                            Shares
                                             Held                        Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS (2.58%)
                                                                      $
 Apple Computer /1/                                  8,230              432,322
 Research In Motion /1/                              4,450              392,490
                                                                        824,812
COMPUTERS-PERIPHERAL EQUIPMENT (0.41%)
 Lexmark International /1/                           1,590              132,145
CONSUMER PRODUCTS-MISCELLANEOUS (0.88%)
 Clorox                                              5,170              282,282
CONTAINERS-METAL & GLASS (0.59%)
 Ball                                                4,720              188,092
DATA PROCESSING & MANAGEMENT (2.53%)
 Choicepoint /1/                                     7,260              302,234
 Fiserv /1/                                          3,610              128,299
 Global Payments                                     4,510              246,968
 SEI Investments                                     3,650              131,363
                                                                        808,864
DENTAL SUPPLIES & EQUIPMENT (0.72%)
 Patterson /1/                                       6,180              231,750
DIAGNOSTIC KITS (0.59%)
 Dade Behring Holdings /1/                           3,360              189,134
DISPOSABLE MEDICAL PRODUCTS (1.58%)
 C.R. Bard                                           8,910              506,088
DISTRIBUTION-WHOLESALE (1.00%)
 CDW                                                 5,180              321,315
DIVERSIFIED MANUFACTURING OPERATIONS (1.59%)
 Eaton                                               4,000              255,800
 Pentair                                             6,780              253,436
                                                                        509,236
E-COMMERCE-SERVICES (1.65%)
 Monster Worldwide /1/                              18,790              527,059
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.88%)
 Sanmina /1/                                        35,340              282,720
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.95%)
 Advanced Micro Devices /1/                         10,880              183,002
 Micron Technology /1/                              11,500              140,070
 National Semiconductor /1/                         10,850              181,195
 PMC - Sierra /1/                                   42,840              439,538
                                                                        943,805
ENTERPRISE SOFTWARE & SERVICE (0.64%)
 BEA Systems /1/                                    25,360              205,923
 MicroStrategy /1/                                      32                    4
                                                                        205,927
ENTERTAINMENT SOFTWARE (0.59%)
 Take-Two Interactive Software /1/                   5,740              189,190
FINANCE-INVESTMENT BANKER & BROKER (0.76%)
 Bear Stearns                                        2,580              244,455
FINANCE-MORTGAGE LOAN/BANKER (0.72%)
 Doral Financial                                     5,480              230,050
                                            Shares
                                             Held                        Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL GUARANTEE INSURANCE (0.72%)
                                                                      $
 MGIC Investment                                     3,600              231,516
FOOD-MISCELLANEOUS/DIVERSIFIED (0.74%)
 McCormick                                           6,660              235,964
FOOD-RETAIL (0.69%)
 Whole Foods Market                                  2,710              220,675
HOTELS & MOTELS (2.53%)
 Marriott International                             10,500              572,145
 Starwood Hotels & Resorts Worldwide                 4,960              236,741
                                                                        808,886
HUMAN RESOURCES (0.73%)
 Robert Half International                           8,840              234,525
INDUSTRIAL AUTOMATION & ROBOTS (1.33%)
 Rockwell International                             10,190              424,821
INSTRUMENTS-SCIENTIFIC (2.37%)
 Fisher Scientific International /1/                 8,330              477,809
 Waters /1/                                          6,800              280,772
                                                                        758,581
INTERNET BROKERS (1.17%)
 E*trade Group /1/                                  29,150              376,035
INTERNET CONTENT-INFORMATION & NEWS (1.24%)
 Ask Jeeves /1/                                      4,430              114,205
 CNET Networks /1/                                  34,570              282,437
                                                                        396,642
INTERNET INFRASTRUCTURE SOFTWARE (2.45%)
 Akamai Technologies /1/                            14,140              195,839
 F5 Networks /1/                                     8,540              341,173
 TIBCO Software /1/                                 25,550              248,346
                                                                        785,358
INTERNET SECURITY (2.64%)
 CheckFree /1/                                      10,070              312,170
 VeriSign /1/                                       19,830              532,039
                                                                        844,209
INVESTMENT MANAGEMENT & ADVISORY SERVICES (2.32%)
 Affiliated Managers Group /1/                       4,965              277,246
 T. Rowe Price Group                                 8,350              465,679
                                                                        742,925
LASERS-SYSTEMS & COMPONENTS (0.75%)
 Cymer /1/                                           8,410              239,853
LEISURE & RECREATION PRODUCTS (1.36%)
 Brunswick                                           4,450              208,794
 WMS Industries /1/                                  7,810              228,443
                                                                        437,237
MACHINERY-PRINT TRADE (0.59%)
 Zebra Technologies /1/                              3,570              189,174
MEDICAL INSTRUMENTS (1.16%)
 Biomet                                              7,930              370,172
MEDICAL LABORATORY & TESTING SERVICE (0.74%)
 Laboratory Corp. of America Holdings /1/            5,170              236,786
                                            Shares
                                             Held                        Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (2.73%)
                                                                      $
 Cooper                                              3,240              227,934
 Henry Schein /1/                                    4,020              254,185
 INAMED /1/                                          7,380              392,247
                                                                        874,366
MEDICAL-BIOMEDICAL/GENE (1.03%)
 Charles River Laboratories International
  /1/                                                7,020              328,466
MEDICAL-DRUGS (2.87%)
 Elan /1/                                            6,250              161,250
 Medimmune /1/                                       8,590              244,128
 OSI Pharmaceuticals /1/                             5,370              348,942
 Sepracor /1/                                        3,600              165,348
                                                                        919,668
MEDICAL-HMO (0.99%)
 AMERIGROUP /1/                                      2,090              125,400
 Pacificare Health Systems /1/                       5,360              190,923
                                                                        316,323
MEDICAL-NURSING HOMES (0.53%)
 Manor Care                                          5,190              169,921
METAL-COPPER (0.48%)
 Phelps Dodge                                        1,760              154,070
MISCELLANEOUS INVESTING (0.55%)
 Host Marriott /1/                                  12,170              177,074
MOTION PICTURES & SERVICES (0.73%)
 DreamWorks Animation /1/                            5,980              233,519
NETWORKING PRODUCTS (3.21%)
 Juniper Networks /1/                               28,290              752,797
 Network Appliance /1/                              11,230              274,798
                                                                      1,027,595
OIL COMPANY-EXPLORATION & PRODUCTION (1.84%)
 Range Resources                                    11,620              182,434
 Ultra Petroleum /1/                                 1,990               96,714
 XTO Energy                                          9,335              311,602
                                                                        590,750
OIL FIELD MACHINERY & EQUIPMENT (0.68%)
 Smith International /1/                             3,770              218,962
OIL REFINING & MARKETING (0.66%)
 Ashland                                             3,680              212,042
OIL-FIELD SERVICES (0.93%)
 Baker Hughes                                        6,970              298,525
OPTICAL SUPPLIES (1.12%)
 Bausch & Lomb                                       5,860              357,226
PIPELINES (0.35%)
 Western Gas Resources                               3,800              111,302
RADIO (0.38%)
 Sirius Satellite Radio /1/                         31,070              121,173
RETAIL-APPAREL & SHOE (2.55%)
 American Eagle Outfitters                           5,060              206,853
 Chico's FAS /1/                                     9,260              370,678
                                            Shares
                                             Held                        Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                      $
 Urban Outfitters /1/                                5,850              239,850
                                                                        817,381
RETAIL-BEDDING (1.54%)
 Bed Bath & Beyond /1/                              12,110              493,967
RETAIL-MAIL ORDER (1.33%)
 Williams-Sonoma /1/                                11,160              425,977
RETAIL-RESTAURANTS (2.10%)
 P.F. Chang's China Bistro /1/                       4,010              203,868
 Yum! Brands                                        10,780              468,930
                                                                        672,798
SAVINGS & LOANS-THRIFTS (0.66%)
 Sovereign Bancorp                                   9,760              211,304
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.11%)
 Marvell Technology Group /1/                       12,390              353,982
SEMICONDUCTOR EQUIPMENT (1.81%)
 Kla-Tencor /1/                                      3,270              148,883
 Lam Research /1/                                   16,530              430,276
                                                                        579,159
STEEL-SPECIALTY (0.66%)
 Allegheny Technologies                             12,520              210,461
TELECOMMUNICATION EQUIPMENT (1.00%)
 Comverse Technology /1/                            15,590              321,778
TELECOMMUNICATION SERVICES (0.45%)
 Amdocs /1/                                          5,760              144,864
THERAPEUTICS (1.62%)
 Eyetech Pharmaceuticals /1/                         1,800               76,392
 MGI Pharma /1/                                      7,780              207,493
 Neurocrine Biosciences /1/                          5,080              236,474
                                                                        520,359
TRANSPORT-MARINE (0.78%)
 Teekay Shipping                                     5,430              250,866
TRANSPORT-SERVICES (0.68%)
 Expeditors International of Washington              3,790              216,409
TRANSPORT-TRUCK (0.53%)
 Yellow Roadway /1/                                  3,510              168,445

                                        Shares
                                         Held            Value
------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

WEB HOSTING & DESIGN (0.31%)
 Macromedia /1/                            3,680            $    99,875
                            TOTAL COMMON STOCKS              32,204,834
                                                            -----------

          TOTAL PORTFOLIO INVESTMENTS (100.55%)              32,204,834
LIABILITIES, NET OF CASH,
 RECEIVABLES AND OTHER
 ASSETS (-0.55%)                                               (176,085)
                     TOTAL NET ASSETS (100.00%)             $32,028,749
                                                            --------------


/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 4,385,140
Unrealized Depreciation                         (674,095)
                                             -----------
Net Unrealized Appreciation (Depreciation)     3,711,045
Cost for federal income tax purposes         $28,493,789



                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value               Percentage of Total
                                                               Value
-------------------------------------------------------------------------------
 Consumer, Cyclical               $ 6,806,001                   21.13%
 Consumer,
 Non-cyclical                       6,779,340                   21.05
 Communications                     4,911,811                   15.25
 Technology                         4,883,686                   15.17
 Industrial                         3,645,376                   11.32
 Financial                          2,823,109                    8.77
 Energy                             1,381,540                    4.29
 Basic Materials                      973,971                    3.02
                 TOTAL            $32,204,834                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                 PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

                                OCTOBER 31, 2004

                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.92%)
AIRLINES (0.39%)
                                                                                         $
 Pinnacle Airlines /1/                                                6,900                   74,796
APPLICATIONS SOFTWARE (0.04%)
 Progress Software /1/                                                  400                    7,944
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.95%)
 American Axle & Manufacturing Holdings                               6,300                  180,810
BEVERAGES-NON-ALCOHOLIC (1.03%)
 Cott /1/                                                             7,300                  191,698
 Hansen Natural /1/                                                     200                    5,300
                                                                                             196,998
BEVERAGES-WINE & SPIRITS (1.11%)
 Constellation Brands /1/                                             5,400                  211,842
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.62%)
 Dycom Industries /1/                                                 9,500                  310,175
BUILDING PRODUCTS-LIGHT FIXTURES (0.77%)
 Genlyte Group /1/                                                    2,000                  147,120
BUILDING-RESIDENTIAL & COMMERCIAL (1.87%)
 Hovnanian Enterprises /1/                                            4,500                  168,930
 NVR /1/                                                                300                  188,100
                                                                                             357,030
CIRCUIT BOARDS (2.62%)
 Benchmark Electronics /1/                                           10,550                  358,383
 TTM Technologies /1/                                                15,100                  141,412
                                                                                             499,795
COMMERCIAL BANKS (2.65%)
 Harleysville National                                                  300                    7,671
 Main Street Banks                                                      400                   11,744
 MB Financial                                                           300                   12,822
 Prosperity Bancshares                                                  700                   19,075
 Sun Bancorp. /1/                                                       100                    2,315
 Texas Capital Bancshares /1/                                           400                    7,908
 UCBH Holdings                                                       10,020                  431,762
 Yardville National Bancorp.                                            400                   13,272
                                                                                             506,569
COMMUNICATIONS SOFTWARE (0.25%)
 Avid Technology /1/                                                    400                   21,192
 SeaChange International /1/                                          1,600                   27,264
                                                                                              48,456
COMPUTER SERVICES (6.37%)
 CACI International /1/                                               6,690                  407,889
 Cognizant Technology Solutions /1/                                  19,360                  658,240
 FactSet Research Systems                                             3,040                  151,514
                                                                                           1,217,643
COMPUTERS-INTEGRATED SYSTEMS (0.66%)
 Micros Systems /1/                                                     500                   29,560
 RadiSys /1/                                                          7,300                   96,944
                                                                                             126,504
COMPUTERS-MEMORY DEVICES (0.42%)
 Dot Hill Systems /1/                                                12,500                   78,125
 M-Systems Flash Disk Pioneers /1/                                      100                    1,406
                                                                                              79,531
                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-PERIPHERAL EQUIPMENT (0.04%)
                                                                                         $
 Mobility Electronics /1/                                             1,000                    7,020
CONSULTING SERVICES (0.23%)
 DiamondCluster International /1/                                     2,000                   24,370
 Navigant Consulting /1/                                                800                   19,896
                                                                                              44,266
DATA PROCESSING & MANAGEMENT (1.81%)
 Fair, Isaac                                                          5,950                  179,690
 NAVTEQ /1/                                                           4,100                  165,271
                                                                                             344,961
DENTAL SUPPLIES & EQUIPMENT (1.63%)
 Align Technology /1/                                                   425                    4,409
 Patterson /1/                                                        8,200                  307,500
                                                                                             311,909
DIAGNOSTIC EQUIPMENT (0.02%)
 Gen-Probe /1/                                                          100                    3,504
DISTRIBUTION-WHOLESALE (0.47%)
 Beacon Roofing Supply /1/                                            3,500                   65,625
 WESCO International /1/                                              1,000                   25,080
                                                                                              90,705
DIVERSIFIED MANUFACTURING OPERATIONS (1.35%)
 ESCO Technologies /1/                                                3,700                  258,260
DRUG DELIVERY SYSTEMS (0.50%)
 Alkermes /1/                                                           300                    3,711
 Noven Pharmaceuticals /1/                                              600                   13,530
 Penwest Pharmaceuticals /1/                                          7,200                   78,336
                                                                                              95,577
E-COMMERCE-PRODUCTS (0.05%)
 1-800-flowers.com /1/                                                1,200                    9,690
E-MARKETING-INFORMATION (1.58%)
 24/7 Real Media /1/                                                  1,500                    5,250
 Digital River /1/                                                    8,900                  296,370
                                                                                             301,620
EDUCATIONAL SOFTWARE (0.13%)
 Blackboard /1/                                                       1,400                   24,934
ELECTRIC PRODUCTS-MISCELLANEOUS (0.07%)
 GrafTech International /1/                                           1,400                   12,964
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.41%)
 Cree /1/                                                             3,900                  134,589
 Microsemi /1/                                                       16,200                  251,748
 Silicon Image /1/                                                   18,000                  246,600
 Siliconix /1/                                                          200                    8,282
 Virage Logic /1/                                                       600                    9,270
 Zoran /1/                                                              200                    2,018
                                                                                             652,507
ELECTRONIC DESIGN AUTOMATION (0.83%)
 Magma Design Automation /1/                                          7,450                  102,463
 Verisity /1/                                                         7,900                   55,300
                                                                                             157,763
ELECTRONIC MEASUREMENT INSTRUMENTS (0.12%)
 Flir Systems /1/                                                       100                    5,321
                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC MEASUREMENT INSTRUMENTS (CONTINUED)
                                                                                         $
 Keithley Instruments                                                   500                    8,745
 RAE Systems /1/                                                      1,400                    9,758
                                                                                              23,824
ELECTRONIC SECURITY DEVICES (0.04%)
 American Science & Engineering /1/                                     200                    7,372
ELECTRONICS-MILITARY (1.29%)
 Engineered Support Systems                                           5,130                  246,445
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.43%)
 EMCOR Group /1/                                                      2,100                   83,097
ENTERPRISE SOFTWARE & SERVICE (0.01%)
 Ultimate Software Group /1/                                            200                    2,573
ENTERTAINMENT SOFTWARE (0.58%)
 THQ /1/                                                              5,880                  111,132
FIDUCIARY BANKS (1.65%)
 Investors Financial Services                                         8,200                  315,618
FOOD-WHOLESALE & DISTRIBUTION (0.57%)
 Performance Food Group /1/                                           4,700                  109,322
HOME FURNISHINGS (0.07%)
 Tempur-Pedic International /1/                                         800                   12,992
HOSPITAL BEDS & EQUIPMENT (0.23%)
 Kinetic Concepts /1/                                                   900                   44,847
HOTELS & MOTELS (0.20%)
 Highland Hospitality                                                 3,300                   37,620
HUMAN RESOURCES (0.94%)
 Gevity HR                                                            1,000                   17,810
 Korn/Ferry International /1/                                         4,600                   80,040
 Labor Ready /1/                                                      5,700                   81,795
                                                                                             179,645
INDUSTRIAL AUTOMATION & ROBOTS (1.13%)
 Cognex                                                               8,400                  215,040
INDUSTRIAL GASES (0.14%)
 Airgas                                                               1,100                   27,060
INSTRUMENTS-SCIENTIFIC (1.02%)
 Fisher Scientific International /1/                                  3,400                  195,024
INSURANCE (0.02%)
 HCC Insurance Holdings                                                 100                    2,970
INTERNET CONNECTIVE SERVICES (0.03%)
 Redback Networks /1/                                                 1,100                    4,961
INTERNET FINANCIAL SERVICES (0.10%)
 China Finance Online /1/                                             2,200                   19,030
INTERNET INFRASTRUCTURE EQUIPMENT (0.50%)
 Avocent /1/                                                          2,700                   96,120
INTERNET INFRASTRUCTURE SOFTWARE (0.05%)
 Opsware /1/                                                          1,600                    8,656
                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET SECURITY (1.49%)
                                                                                         $
 RSA Security /1/                                                    10,100                  206,646
 Secure Computing /1/                                                 9,900                   77,666
                                                                                             284,312
INVESTMENT COMPANIES (0.03%)
 Prospect Energy /1/                                                    400                    5,652
LASERS-SYSTEMS & COMPONENTS (0.12%)
 Excel Technology /1/                                                   100                    2,522
 Ii-Vi /1/                                                              600                   20,544
                                                                                              23,066
MACHINERY TOOLS & RELATED PRODUCTS (0.13%)
 Kennametal                                                             400                   18,612
 Lincoln Electric Holdings                                              200                    6,676
                                                                                              25,288
MACHINERY-CONSTRUCTION & MINING (0.08%)
 JLG Industries                                                         875                   14,595
MACHINERY-GENERAL INDUSTRY (0.67%)
 Middleby                                                             2,600                  127,475
MACHINERY-MATERIAL HANDLING (0.03%)
 Paragon Technologies /1/                                               600                    5,760
MEDICAL INSTRUMENTS (2.38%)
 Advanced Neuromodulation Systems /1/                                 4,700                  149,601
 ArthroCare /1/                                                       9,900                  305,019
                                                                                             454,620
MEDICAL LABORATORY & TESTING SERVICE (0.09%)
 LabOne /1/                                                             550                   16,500
MEDICAL LASER SYSTEMS (0.09%)
 VISX /1/                                                             1,000                   16,680
MEDICAL PRODUCTS (1.72%)
 EPIX Pharmaceuticals /1/                                               900                   14,067
 INAMED /1/                                                           5,800                  308,270
 ThermoGenesis /1/                                                    1,000                    5,585
                                                                                             327,922
MEDICAL-BIOMEDICAL/GENE (2.83%)
 Affymetrix /1/                                                       2,600                   79,300
 Charles River Laboratories International /1/                         2,160                  101,067
 Corgentech /1/                                                       4,300                   82,001
 Diversa /1/                                                            300                    2,586
 Incyte Genomics /1/                                                 11,900                  123,760
 Martek Biosciences /1/                                                 400                   18,822
 Regeneration Technologies /1/                                          800                    6,200
 Telik /1/                                                            6,900                  127,305
                                                                                             541,041
MEDICAL-DRUGS (1.63%)
 DUSA Pharmaceuticals /1/                                               200                    2,332
 First Horizon Pharmaceutical /1/                                    10,700                  263,006
 KV Pharmaceutical /1/                                                  750                   14,940
 Pharmion /1/                                                           100                    4,595
 Salix Pharmaceuticals /1/                                              800                   12,824
 Vaxgen /1/                                                           1,300                   14,690
                                                                                             312,387
                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-GENERIC DRUGS (0.47%)
                                                                                         $
 Taro Pharmaceuticals Industries /1/                                  3,400                   90,338
MEDICAL-HMO (0.22%)
 WellCare Health Plans /1/                                            1,800                   41,220
MEDICAL-HOSPITALS (3.37%)
 United Surgical Partners International /1/                           5,600                  196,056
 VCA Antech /1/                                                      20,000                  448,400
                                                                                             644,456
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.43%)
 Odyssey HealthCare /1/                                              10,550                   81,446
MISCELLANEOUS INVESTING (3.59%)
 American Financial Realty Trust                                      2,500                   36,750
 BioMed Realty Trust                                                  5,400                   98,172
 Government Properties Trust                                          2,600                   26,078
 La Quinta /1/                                                        1,500                   12,075
 Mills                                                                4,400                  243,980
 Ventas                                                              10,000                  269,000
                                                                                             686,055
MISCELLANEOUS MANUFACTURERS (0.02%)
 Applied Films /1/                                                      200                    4,638
MOTION PICTURES & SERVICES (0.04%)
 Lions Gate Entertainment /1/                                           850                    8,339
NETWORKING PRODUCTS (0.73%)
 Foundry Networks /1/                                                 9,900                  120,087
 Ixia /1/                                                             1,500                   19,155
                                                                                             139,242
NON-FERROUS METALS (0.04%)
 Brush Engineered Materials /1/                                         500                    7,800
OFFICE AUTOMATION & EQUIPMENT (0.05%)
 Global Imaging Systems /1/                                             300                   10,560
OIL & GAS DRILLING (0.99%)
 Grey Wolf /1/                                                        2,800                   14,504
 Patterson-UTI Energy                                                 8,800                  169,224
 Pioneer Drilling /1/                                                   600                    4,854
                                                                                             188,582
OIL COMPANY-EXPLORATION & PRODUCTION (3.68%)
 Patina Oil & Gas                                                    10,850                  310,310
 Quicksilver Resources /1/                                           12,400                  392,212
                                                                                             702,522
OIL-FIELD SERVICES (1.68%)
 Cal Dive International /1/                                             450                   15,934
 Superior Energy Services /1/                                         1,000                   12,890
 Tetra Technologies /1/                                               9,750                  291,915
                                                                                             320,739
PHYSICAL THERAPY & REHABILITATION CENTERS (0.06%)
 Psychiatric Solutions /1/                                              450                   11,453
PHYSICIAN PRACTICE MANAGEMENT (1.94%)
 Pediatrix Medical Group /1/                                          6,580                  370,125
PROPERTY & CASUALTY INSURANCE (0.10%)
 Philadelphia Consolidated Holding /1/                                  200                   11,596
                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
                                                                                         $
 Selective Insurance Group                                              200                    7,816
                                                                                              19,412
PUBLICLY TRADED INVESTMENT FUND (1.89%)
 iShares Russell 2000 Index Fund                                      3,100                  360,623
RACETRACKS (0.03%)
 Speedway Motorsports                                                   200                    6,620
RADIO (1.18%)
 Cumulus Media /1/                                                   10,100                  164,125
 Salem Communications /1/                                             2,100                   52,500
 XM Satellite Radio Holdings /1/                                        300                    9,696
                                                                                             226,321
RENTAL-AUTO & EQUIPMENT (0.05%)
 Aaron Rents                                                            400                    8,680
RESPIRATORY PRODUCTS (0.48%)
 ResMed /1/                                                           1,935                   90,945
RETAIL-APPAREL & SHOE (3.40%)
 Aeropostale /1/                                                      9,350                  294,992
 American Eagle Outfitters                                              500                   20,440
 Chico's FAS /1/                                                      7,500                  300,225
 New York & Co. /1/                                                   1,300                   26,910
 Stage Stores /1/                                                       200                    7,202
                                                                                             649,769
RETAIL-BEDDING (0.05%)
 Linens 'N Things /1/                                                   400                    9,632
RETAIL-COMPUTER EQUIPMENT (1.04%)
 Electronics Boutique Holdings /1/                                    5,837                  199,275
RETAIL-HOME FURNISHINGS (0.07%)
 Cost Plus /1/                                                          400                   12,920
RETAIL-MUSIC STORE (1.28%)
 Guitar Center /1/                                                    5,500                  245,465
RETAIL-PAWN SHOPS (0.02%)
 First Cash Financial Services /1/                                      200                    4,716
RETAIL-PET FOOD & SUPPLIES (1.50%)
 PETCO Animal Supplies /1/                                            8,000                  286,160
RETAIL-RESTAURANTS (3.15%)
 CKE Restaurants /1/                                                 16,700                  201,569
 Panera Bread /1/                                                     4,450                  155,438
 RARE Hospitality International /1/                                     600                   16,626
 Ruby Tuesday                                                         8,800                  217,360
 Sonic /1/                                                              400                   10,892
                                                                                             601,885
RETAIL-SPORTING GOODS (0.07%)
 Hibbett Sporting Goods /1/                                             600                   13,416
RETAIL-TOY STORE (0.14%)
 Build-A-Bear Workshop /1/                                            1,100                   26,851
SAVINGS & LOANS-THRIFTS (1.35%)
 BankUnited Financial                                                 5,400                  160,650
 Commercial Capital Bancorp.                                            800                   17,944
                                                            Shares
                                                             Held                            Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (CONTINUED)
                                                                                         $
 Harbor Florida Bancshares                                            2,500                   80,100
                                                                                             258,694
SCHOOLS (0.03%)
 Education Management /1/                                               200                    5,364
SEISMIC DATA COLLECTION (0.01%)
 Input/Output /1/                                                       400                    2,796
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.83%)
 Exar /1/                                                             8,550                  128,421
 Power Integrations /1/                                               6,700                  143,380
 Standard Microsystems /1/                                            3,500                   77,070
                                                                                             348,871
SEMICONDUCTOR EQUIPMENT (0.80%)
 August Technology /1/                                                6,300                   49,109
 Brooks Automation /1/                                                  400                    5,952
 Helix Technology                                                       100                    1,404
 Rudolph Technologies /1/                                             5,400                   81,432
 Semitool /1/                                                         1,400                   10,829
 Varian Semiconductor Equipment  Associates /1/                         100                    3,461
                                                                                             152,187
SEMICONDUCTORS (0.88%)
 Artisan Components /1/                                               5,200                  168,168
SOFTWARE (0.03%)
 Opnet Technologies /1/                                                 700                    5,352
STEEL PRODUCERS (0.89%)
 Steel Dynamics                                                       5,100                  169,320
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.29%)
 C-COR.net /1/                                                        5,900                   44,368
 Harmonic /1/                                                         1,300                   10,816
                                                                                              55,184
THERAPEUTICS (2.44%)
 Amylin Pharmaceuticals /1/                                           3,500                   74,550
 Bioenvision /1/                                                        500                    3,912
 Isis Pharmaceuticals /1/                                             9,600                   44,688
 Medicines /1/                                                        4,900                  130,536
 Neurocrine Biosciences /1/                                           2,861                  133,180
 NPS Pharmaceuticals /1/                                              4,700                   80,276
                                                                                             467,142
TOYS (0.03%)
 Marvel Enterprises /1/                                                 400                    6,160
TRANSPORT-AIR FREIGHT (1.44%)
 EGL /1/                                                              8,600                  275,028
TRANSPORT-RAIL (0.05%)
 Genesee & Wyoming /1/                                                  350                    8,862
TRANSPORT-SERVICES (0.99%)
 UTI Worldwide                                                        2,900                  188,500
TRANSPORT-TRUCK (1.74%)
 Celadon Group /1/                                                      800                   15,560
 Landstar System /1/                                                  4,500                  305,730
                                                            Shares
                                                             Held                            Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (CONTINUED)
                                                                                $
 Old Dominion Freight Line /1/                                 400                   11,210
                                                                                    332,500
WIRELESS EQUIPMENT (0.08%)
 InterDigital Communications /1/                               800                   12,720
 Viasat /1/                                                    100                    1,889
                                                                                     14,609
                                               TOTAL COMMON STOCKS               18,708,481
                                                                                 -----------

                               TOTAL PORTFOLIO INVESTMENTS (97.92%)               18,708,481
                               CASH, RECEIVABLES AND OTHER ASSETS, NET OF
                               LIABILITIES (2.08%)                                   398,167
                                         TOTAL NET ASSETS (100.00%)              $19,106,648
                                                                              --------------

/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 4,440,964
Unrealized Depreciation                       (1,422,514)
                                             -----------
Net Unrealized Appreciation (Depreciation)     3,018,450
Cost for federal income tax purposes         $15,690,031


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                     $ 4,678,229                   25.01%
 Technology                         3,471,066                   18.55
 Industrial                         3,004,829                   16.06
 Consumer, Cyclical                 2,799,617                   14.97
 Financial                          1,820,515                    9.73
 Energy                             1,214,639                    6.49
 Communications                     1,154,783                    6.17
 Funds                                360,623                    1.93
 Basic Materials                      204,180                    1.09
                 TOTAL            $18,708,481                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL REAL ESTATE SECURITIES FUND, INC.

                                OCTOBER 31, 2004


                                                          Shares
                                                           Held                               Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.20%)
PUBLICLY TRADED INVESTMENT FUND (3.89%)
                                                                                          $
 iShares Cohen & Steers Realty Majors Index Fund                        15,835              1,997,585
 iShares Dow Jones US Real Estate Index Fund                            10,300              1,169,153
                                                                                            3,166,738
REAL ESTATE INVESTMENT TRUSTS (93.31)
 Acadia Realty Trust                                                    37,603                579,086
 AMB Property                                                           41,509              1,556,588
 Archstone-Smith Trust                                                  64,300              2,157,265
 Arden Realty                                                            9,900                337,392
 AvalonBay Communities                                                  35,900              2,350,373
 BioMed Realty Trust                                                    46,841                851,569
 Boston Properties                                                      85,276              5,092,683
 BRE Properties                                                         11,700                466,830
 Brookfield Properties                                                  93,300              3,169,401
 Camden Property Trust                                                  20,985                952,719
 Capital Automotive                                                     29,540                952,960
 Catellus Development                                                   19,652                566,764
 CBL & Associates Properties                                            39,390              2,582,014
 CenterPoint Properties Trust                                           59,436              2,751,887
 Corporate Office Properties Trust                                      54,395              1,491,511
 Developers Diversified Realty                                          75,219              3,144,154
 Entertainment Properties Trust                                         14,514                579,109
 Equity Office Properties Trust                                         75,801              2,131,524
 Equity Residential Properties Trust                                    65,400              2,181,090
 Essex Property Trust                                                   17,100              1,341,666
 Extra Space Storage                                                    29,673                411,268
 Federal Realty Investment Trust                                         7,314                347,049
 General Growth Properties                                              45,196              1,491,016
 Highland Hospitality                                                   36,949                421,219
 Host Marriott /1/                                                      86,400              1,257,120
 Kilroy Realty                                                           3,800                151,050
 Kimco Realty                                                           66,400              3,622,120
 LaSalle Hotel Properties                                               46,596              1,338,237
 Macerich                                                               27,600              1,649,100
 Mid-America Apartment Communities                                      18,400                723,672
 Mills                                                                  39,242              2,175,969
 Pan Pacific Retail Properties                                          40,870              2,315,285
 Prologis Trust                                                         78,150              3,046,287
 Public Storage                                                         42,300              2,210,175
 Regency Centers                                                        11,115                543,079
 Simon Property Group                                                   86,460              5,042,347
 SL Green Realty                                                        48,938              2,682,781
 Starwood Hotels & Resorts Worldwide                                    66,200              3,159,726
 Summit Properties                                                      10,948                332,053
 Tanger Factory Outlet Centers                                          14,224                672,084
 Taubman Centers                                                        32,695                938,347
 United Dominion Realty Trust                                           47,007                990,908
 Ventas                                                                 92,176              2,479,534
 Vornado Realty Trust                                                   41,400              2,782,080
                                                                                           76,019,091
                                                          TOTAL COMMON STOCKS              79,185,829

                                                          Shares
                                                           Held                               Value
------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.63%)
REAL ESTATE INVESTMENT TRUSTS (0.63%)
                                                                                          $
 Simon Property Group /1/                                                9,360                508,903
                                                       TOTAL PREFERRED STOCKS                 508,903

                                                                                 Principal
                                                                                  Amount                             Value
 -----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.15%)
FINANCE-CONSUMER LOANS (2.15%)
 Investment in Joint Trading Account; Household Finance
                                                                       $                    $
  1.84%; 11/01/04                                                     1,754,417              1,754,417
                                                        TOTAL COMMERCIAL PAPER               1,754,417
                                                                                           -----------

                                          TOTAL PORTFOLIO INVESTMENTS (99.98%)              81,449,149
                                          CASH, RECEIVABLES AND OTHER ASSETS,
                                          NET OF LIABILITIES (0.02%)                            14,635
                                                    TOTAL NET ASSETS (100.00%)             $81,463,784
                                                                                         -------------



/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $18,526,520
Unrealized Depreciation                          (92,592)
                                             -----------
Net Unrealized Appreciation (Depreciation)    18,433,928
Cost for federal income tax purposes         $63,015,221


                  INVESTMENTS BY REIT TYPE (UNAUDITED)
 REIT Type                              Value                Percentage of
                                                              Total Value
--------------------------------------------------------------------------------
 Office & Industrial REITs            $20,093,272                 24.67%
 Mall REITs                            15,059,780                 18.49
 Apartment REITs                       11,496,576                 14.12
 Shopping Center REITs                 10,550,774                 12.95
 Diversified REITs                      8,050,314                  9.88
 Hotel REITs                            6,176,302                  7.58
 Other Investments                      4,921,154                  6.04
 Self Storage REITs                     2,621,443                  3.22
 Healthcare REITs                       2,479,534                  3.05
                      TOTAL           $81,449,149                100.00%
                                     ---------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2004

                                              Shares
                                               Held                               Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (98.73%)
AEROSPACE & DEFENSE EQUIPMENT (1.39%)
                                                                              $
 Moog /1/                                                   12,810                480,759
 Orbital Sciences /1/ /2/                                   97,180              1,005,813
                                                                                1,486,572
AIRLINES (0.66%)
 ExpressJet Holdings /1/                                    63,532                706,476
APPAREL MANUFACTURERS (2.08%)
 Guess? /1/                                                 48,350                807,445
 Kellwood                                                   22,832                718,295
 Oxford Industries                                          18,722                694,399
                                                                                2,220,139
APPLICATIONS SOFTWARE (0.44%)
 Embarcadero Technologies /1/                               58,107                472,410
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.38%)
 Tenneco Automotive /1/                                     31,601                402,597
BATTERIES & BATTERY SYSTEMS (1.30%)
 Rayovac /1/                                                55,829              1,390,700
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.41%)
 Eagle Materials                                            21,840              1,509,362
BUILDING PRODUCTS-WOOD (0.83%)
 Universal Forest Products                                  24,317                891,826
CHEMICALS-DIVERSIFIED (0.72%)
 FMC /1/                                                    17,464                765,796
CHEMICALS-SPECIALTY (1.13%)
 MacDermid                                                  38,221              1,206,255
CIRCUIT BOARDS (1.83%)
 Benchmark Electronics /1/                                  24,174                821,191
 SBS Technologies /1/                                       55,763                743,321
 TTM Technologies /1/                                       42,181                395,025
                                                                                1,959,537
COMMERCIAL BANKS (7.95%)
 Capital Corp of the West                                   19,109                879,970
 City Holding                                               34,614              1,199,375
 Columbia Banking Systems                                   46,408              1,136,996
 Commerce Bancshares                                        16,829                826,304
 Community Trust Bancorp                                     8,732                288,156
 Frontier Financial                                         15,116                581,890
 IBERIABANK                                                  8,732                532,827
 Pacific Capital Bancorp.                                   27,705                881,850
 Signature Bank /1/                                         18,889                556,659
 Vineyard National Bancorp /1/ /3/ /4/                       4,738                 19,994
 Vineyard National Bancorp.                                 23,686                692,105
 Virginia Commerce Bancorp. /1/ /2/                         30,453                895,318
                                                                                8,491,444
COMMERCIAL SERVICE-FINANCE (1.41%)
 iPayment /1/ /2/                                           19,104                856,050
 NCO Group /1/                                              24,459                654,278
                                                                                1,510,328
COMPUTER AIDED DESIGN (0.99%)
 ANSYS /1/                                                  38,286              1,056,694
                                              Shares
                                               Held                               Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (1.30%)
                                                                              $
 CACI International /1/                                     12,296                749,687
 Perot Systems /1/                                          39,696                636,327
                                                                                1,386,014
COMPUTERS (0.43%)
 palmOne /1/ /2/                                            15,912                460,971
CONTAINERS-METAL & GLASS (1.85%)
 Greif Brothers                                             26,887              1,117,155
 Silgan Holdings                                            18,109                859,362
                                                                                1,976,517
DATA PROCESSING & MANAGEMENT (0.57%)
 Global Payments                                            11,171                611,724
DENTAL SUPPLIES & EQUIPMENT (0.81%)
 Sybron Dental Specialties /1/                              26,559                865,027
DISTRIBUTION-WHOLESALE (1.42%)
 United Stationers /1/                                      12,491                555,850
 Watsco                                                     33,924                965,477
                                                                                1,521,327
E-MARKETING-INFORMATION (1.20%)
 Digital River /1/                                          16,553                551,215
 Digitas /1/                                                81,141                730,269
                                                                                1,281,484
ELECTRIC-INTEGRATED (0.64%)
 Sierra Pacific Resources /1/ /2/                           70,988                681,485
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.84%)
 Microsemi /1/                                              71,380              1,109,245
 Semtech /1/                                                23,246                485,377
 SiRF Technology Holdings /1/                               31,180                369,171
                                                                                1,963,793
ELECTRONICS-MILITARY (1.08%)
 Engineered Support Systems                                 23,988              1,152,384
ENGINES-INTERNAL COMBUSTION (0.62%)
 Briggs & Stratton                                           9,232                662,950
ENTERPRISE SOFTWARE & SERVICE (0.69%)
 MicroStrategy /1/ /2/                                      12,319                738,894
ENTERTAINMENT SOFTWARE (0.58%)
 Activision /1/                                             42,861                620,627
FINANCE-CONSUMER LOANS (0.36%)
 Collegiate Funding Services /1/                            30,810                380,504
FOOD-WHOLESALE & DISTRIBUTION (1.03%)
 Nash Finch                                                 35,783              1,104,263
FOOTWEAR & RELATED APPAREL (1.01%)
 Wolverine World Wide                                       35,295              1,074,380
GAS-DISTRIBUTION (1.90%)
 Energen                                                    22,049              1,185,795
 UGI                                                        21,844                843,834
                                                                                2,029,629
                                              Shares
                                               Held                               Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOME FURNISHINGS (0.56%)
                                                                              $
 Hooker Furniture                                           27,127                601,134
HUMAN RESOURCES (2.26%)
 Heidrick & Struggles /1/                                   39,660              1,135,664
 Labor Ready /1/                                            89,225              1,280,379
                                                                                2,416,043
INSTRUMENTS-SCIENTIFIC (0.47%)
 Dionex /1/                                                  8,934                500,304
INTERNET APPLICATION SOFTWARE (1.03%)
 Motive /1/                                                 72,006              1,098,091
INTERNET SECURITY (0.79%)
 RSA Security /1/                                           41,222                843,402
INVESTMENT COMPANIES (1.29%)
 Apollo Investment /1/                                     101,365              1,378,564
INVESTMENT MANAGEMENT & ADVISORY SERVICES (2.10%)
 Calamos Asset Management /1/                              115,300              2,248,350
MACHINERY TOOLS & RELATED PRODUCTS (0.76%)
 Kennametal                                                 17,464                812,600
MACHINERY-CONSTRUCTION & MINING (0.81%)
 Terex /1/                                                  22,691                862,258
MACHINERY-GENERAL INDUSTRY (1.32%)
 Gardner Denver /1/                                         47,137              1,413,167
MEDICAL INFORMATION SYSTEM (0.75%)
 Dendrite International /1/                                 54,728                801,765
MEDICAL INSTRUMENTS (2.01%)
 dj Orthopedics /1/                                         57,380                978,329
 Kensey Nash /1/ /2/                                        41,059              1,174,287
                                                                                2,152,616
MEDICAL LASER SYSTEMS (0.28%)
 IntraLase /1/                                              15,454                297,180
MEDICAL PRODUCTS (1.20%)
 Cooper                                                      5,458                383,971
 INAMED /1/                                                 15,108                802,990
 VNUS Medical Technologies /1/                               6,404                 96,252
                                                                                1,283,213
MEDICAL-BIOMEDICAL/GENE (2.01%)
 Cell Genesys /1/ /2/                                       61,577                403,945
 deCODE genetics /1/ /2/                                    68,236                477,652
 Lexicon Genetics /1/ /2/                                   75,536                491,740
 Maxim Pharmaceuticals /1/ /2/                              62,146                155,365
 Regeneron Pharmaceutical /1/ /2/                           85,189                619,324
                                                                                2,148,026
MEDICAL-DRUGS (1.04%)
 Array BioPharma /1/ /2/                                    55,890                390,671
 Santarus /1/ /2/                                           72,883                715,711
                                                                                1,106,382
MEDICAL-HMO (1.05%)
 Sierra Health Services /1/                                 23,618              1,127,051
                                              Shares
                                               Held                               Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.42%)
                                                                              $
 Apria Healthcare Group /1/                                 29,053                794,890
 Select Medical                                             41,760                717,854
                                                                                1,512,744
METAL PROCESSORS & FABRICATION (1.91%)
 Commercial Metals                                          34,344              1,241,536
 Metals USA /1/                                             46,571                794,501
                                                                                2,036,037
MISCELLANEOUS INVESTING (6.71%)
 Brandywine Realty Trust                                    22,081                649,623
 CRT Properties                                             59,942              1,328,315
 Entertainment Properties Trust                             21,105                842,089
 Gramercy Capital /1/                                       41,694                679,612
 Newcastle Investment /2/                                   48,014              1,469,708
 PS Business Parks                                          21,092                926,361
 Redwood Trust                                              21,135              1,271,482
                                                                                7,167,190
MULTIMEDIA (0.54%)
 Journal Communications                                     35,950                579,514
OIL COMPANY-EXPLORATION & PRODUCTION (1.95%)
 Houston Exploration /1/                                    20,617              1,208,156
 KCS Energy /1/                                             18,964                258,100
 Meridian Resource /1/                                      76,841                618,570
                                                                                2,084,826
PRIVATE CORRECTIONS (0.60%)
 GEO Group /1/                                              31,989                640,100
PROPERTY & CASUALTY INSURANCE (2.48%)
 Arch Capital Group /1/                                     18,132                681,219
 Infinity Property & Casualty                               43,087              1,339,144
 Stewart Information Services                               14,871                630,828
                                                                                2,651,191
RACETRACKS (0.96%)
 Penn National Gaming /1/                                   24,677              1,024,836
RADIO (0.41%)
 Emmis Communications /1/                                   23,562                440,609
RECREATIONAL VEHICLES (0.61%)
 Thor Industries                                            23,270                647,139
REINSURANCE (1.37%)
 Max Re Capital                                             32,330                610,067
 PXRE Group                                                 34,654                850,409
                                                                                1,460,476
RENTAL-AUTO & EQUIPMENT (0.49%)
 Aaron Rents                                                24,084                522,623
RESORTS & THEME PARKS (0.68%)
 Vail Resorts /1/                                           36,438                730,946
RESPIRATORY PRODUCTS (0.90%)
 Respironics /1/                                            18,814                961,207
RETAIL-APPAREL & SHOE (1.22%)
 Genesco /1/                                                23,798                609,229
                                              Shares
                                               Held                               Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                              $
 Stein Mart /1/                                             42,024                698,439
                                                                                1,307,668
RETAIL-COMPUTER EQUIPMENT (0.49%)
 Insight Enterprises /1/                                    28,214                523,511
RETAIL-MUSIC STORE (0.73%)
 Guitar Center /1/                                          17,432                777,990
RETAIL-RESTAURANTS (1.15%)
 McCormick & Schmick's Seafood Restaurants
  /1/                                                       42,011                584,373
 Ruby Tuesday                                               26,177                646,572
                                                                                1,230,945
RETAIL-SPORTING GOODS (0.80%)
 Big 5 Sporting Goods /1/                                   33,777                857,598
SAVINGS & LOANS-THRIFTS (1.68%)
 Hudson River Bancorp.                                      39,228                769,261
 Independence Community Bank                                27,254              1,025,568
                                                                                1,794,829
SEISMIC DATA COLLECTION (1.03%)
 Veritas DGC /1/ /2/                                        52,363              1,104,859
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.42%)
 Micrel /1/                                                 39,838                447,381
SEMICONDUCTOR EQUIPMENT (1.04%)
 Mykrolis /1/                                               56,373                592,480
 Varian Semiconductor Equipment  Associates
  /1/                                                       14,967                518,008
                                                                                1,110,488
STEEL PIPE & TUBE (0.80%)
 Maverick Tube /1/                                          32,291                851,514
STEEL PRODUCERS (0.59%)
 Schnitzer Steel Industries                                 22,212                627,489
TELECOMMUNICATION EQUIPMENT (1.00%)
 Comtech Telecommunications /1/ /2/                         39,012              1,069,319
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.17%)
 C-COR.net /1/                                             166,437              1,251,606
THEATERS (0.77%)
 Carmike Cinemas                                            22,951                821,646
THERAPEUTICS (1.87%)
 Dyax /1/                                                   73,135                419,795
 Eyetech Pharmaceuticals /1/ /2/                            15,902                674,881
 NeoPharm /1/ /2/                                           63,376                460,427
 Onyx Pharmaceuticals /1/ /2/                               15,719                441,075
                                                                                1,996,178
TRANSACTIONAL SOFTWARE (0.71%)
 Transaction Systems Architects /1/                         46,015                754,416
TRANSPORT-SERVICES (1.46%)
 Laidlaw International /1/                                  43,683                728,195
 Offshore Logistics /1/                                     22,974                830,740
                                                                                1,558,935
                                              Shares
                                               Held                               Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (0.59%)
                                                                              $
 USF                                                        17,473                626,232
WIRE & CABLE PRODUCTS (0.60%)
 Encore Wire /1/                                            52,393                644,958
                                              TOTAL COMMON STOCKS             105,489,255

                                              Principal

                                              Amount                             Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.24%)
FINANCE-CONSUMER LOANS (3.24%)
 Investment in Joint Trading Account;
  Household Finance
                                                         $                    $
  1.84%; 11/01/04                                        3,463,869              3,463,869
                                           TOTAL COMMERCIAL PAPER               3,463,869


                                  Maturity
                                                              Value
                                  Amount

---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (9.55%)
 Goldman Sachs; 1.75%; dated
  10/29/04 maturing 11/01/04
  (collateralized by U.S.
  Treasuries; $10,295,400;
  11/18/04 - 01/15/12) /5/                  $10,208,489            $ 10,207,000
                           TOTAL REPURCHASE AGREEMENTS               10,207,000
                                                                   ------------

                 TOTAL PORTFOLIO INVESTMENTS (111.52%)              119,160,124
LIABILITIES, NET OF
 CASH, RECEIVABLES,
 AND OTHER ASSETS
 (-11.52%)                                                          (12,312,034)
                            TOTAL NET ASSETS (100.00%)             $106,848,090
                                                                   ---------------

/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Restricted Security - The fund held securities, which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $19,994 or 0.02% of net assets.
/4 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $19,994 or 0.02% of net assets.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 10,932,247
Unrealized Depreciation                        (5,132,921)
                                             ------------
Net Unrealized Appreciation (Depreciation)      5,799,326
Cost for federal income tax purposes         $113,360,798



                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
                                  $
 Financial                           39,243,417                 32.93%
 Consumer, Non-cyclical              19,642,982                 16.48
 Industrial                          19,484,340                 16.35
 Consumer, Cyclical                  14,448,330                 12.13
 Technology                          10,425,176                  8.75
 Communications                       6,564,026                  5.51
 Energy                               4,041,199                  3.39
 Utilities                            2,711,114                  2.28
 Basic Materials                      2,599,540                  2.18
                   TOTAL           $119,160,124                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.

                                OCTOBER 31, 2004

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (97.86%)
ALABAMA (1.14%)
 Courtland, Alabama
  International Paper
  4.75%; 05/01/17                              $2,000,000            $  2,023,040
ARIZONA (1.54%)
 Arizona State University
  AMBAC
  5.25%; 09/01/24                               1,500,000               1,620,750
 Arizona State University
  FGIC
  5.50%; 07/01/21                               1,000,000               1,122,610
                                                                        2,743,360
ARKANSAS (1.25%)
 Arkansas
  5.25%; 08/01/12                               2,000,000               2,221,080
CALIFORNIA (7.97%)
 California
  5.25%; 02/01/17                               2,190,000               2,414,212
  5.25%; 11/01/25                               2,000,000               2,122,220
  5.50%; 04/01/28                               2,000,000               2,161,400
 California Department of Water
  Resources
  MBIA
  5.25%; 05/01/09                               1,500,000               1,667,295
 California Educational Facilities
  Authority
  Santa Clara University
  5.75%; 09/01/21                               2,000,000               2,172,480
 California Pollution Control Financing
  Authority
  Waste Management
  3.13%; 01/01/22                               1,750,000               1,750,560
 San Diego Redevelopment Agency
  XLCA
  5.00%; 09/01/23                               1,775,000               1,871,827
                                                                       14,159,994
COLORADO (2.67%)
 Fort Collins, Colorado Lease
  Certificate
  AMBAC
  5.38%; 06/01/23                               2,275,000               2,486,006
 Platte River Power Authority
  5.38%; 06/01/17                               2,000,000               2,249,380
                                                                        4,735,386
FLORIDA (8.66%)
 Dade County, Florida
  FGIC
  5.25%; 10/01/11                               1,040,000               1,142,232
 Florida Municipal Power
  AMBAC
  5.50%; 10/01/16                               2,930,000               3,325,784
 Florida State Board of Education
  5.00%; 06/01/10                               2,000,000               2,214,120
  5.00%; 07/01/14                               2,000,000               2,238,240
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
FLORIDA (CONTINUED)
 Orange County, Florida
  AMBAC
  5.50%; 10/01/32                              $3,000,000            $  3,243,330
 Orange County, Florida
  MBIA
  5.38%; 08/01/22                               3,000,000               3,228,000
                                                                       15,391,706
GEORGIA (1.86%)
 Atlanta, Georgia
  5.50%; 01/05/26                               2,000,000               2,275,580
 Richmond County, Georgia
  ASU Jaguar Student Housing
  5.00%; 02/01/20                               1,000,000               1,028,280
                                                                        3,303,860
ILLINOIS (7.90%)
 Chicago Midway Airport
  MBIA
  5.50%; 01/01/11                               1,500,000               1,608,060
 Chicago, Illinois Gas Supply
  Peoples Gas Light
  4.75%; 03/01/30                               2,000,000               2,074,280
 Cook County, Illinois
  5.25%; 11/15/28                               2,000,000               2,124,580
 Illinois
  MBIA
  5.25%; 04/01/08                               2,000,000               2,191,000
 Illinois Finance Authority
  OSF Healthcare System
  5.25%; 11/15/23                               1,500,000               1,545,480
 Illinois Health Facility
  Advocate Health
  5.25%; 08/15/08                                 320,000                 356,045
  6.00%; 07/01/17                               2,700,000               2,989,629
  7.00%; 02/15/09                                 230,000                 254,014
  7.00%; 02/15/18                                 720,000                 900,735
                                                                       14,043,823
INDIANA (7.27%)
 Hendricks County, Indiana
  5.50%; 07/15/20                               2,500,000               2,799,175
 Indiana Bond Bank
  Water & Sewer
  5.38%; 02/01/17                               3,000,000               3,338,130
  5.88%; 08/01/13                               1,060,000               1,221,279
 Indiana Health Facility
  Clarion Health Partners
  5.38%; 02/15/09                               2,020,000               2,163,703
 Indianapolis Public Improvement
  MBIA
  5.50%; 01/01/16                               3,000,000               3,396,180
                                                                       12,918,467
IOWA (2.43%)
 Ankeny, Iowa
  Community School District
  3.00%; 07/01/08                               1,190,000               1,188,322
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
IOWA (CONTINUED)
 Chillicothe, Iowa
  IES Utilities
  3.60%; 11/01/23                              $1,100,000            $  1,102,156
 Eddyville, Iowa
  Cargill
  5.63%; 12/01/13                               1,000,000               1,020,380
 Lansing, Iowa
  Interstate Power
  3.60%; 11/01/08                               1,000,000               1,001,220
                                                                        4,312,078
KANSAS (1.12%)
 Burlington, Kansas
  Kansas City Power & Light
  2.38%; 10/01/17                               2,000,000               1,996,300
KENTUCKY (2.33%)
 Adair County, Kentucky
  5.10%; 09/01/20                               2,820,000               3,006,289
 Kentucky Property & Buildings
  Commission
  FSA
  5.38%; 02/01/18                               1,000,000               1,141,380
                                                                        4,147,669
MAINE (1.61%)
 Jay, Maine
  International Paper
  6.20%; 09/01/19                               1,000,000               1,079,690
 Maine Governmental Facilities Authority
  MBIA
  5.38%; 10/01/17                               1,600,000               1,785,040
                                                                        2,864,730
MASSACHUSETTS (1.93%)
 Massachusetts
  5.50%; 03/01/12                               3,000,000               3,420,000
MICHIGAN (4.02%)
 Michigan State Building Authority
  FSA
  5.00%; 10/15/10                               2,000,000               2,222,720
 Michigan State Trunk Line
  FSA
  5.25%; 10/01/21                               1,000,000               1,081,300
 Michigan Strategic Fund
  Detroit Edison
  5.45%; 09/01/29                               2,000,000               2,069,700
 Walled Lake, Michigan
  MBIA
  5.25%; 05/01/22                               1,625,000               1,769,560
                                                                        7,143,280
MISSISSIPPI (1.28%)
 Mississippi
  5.50%; 09/01/10                               2,000,000               2,274,280
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
NEVADA (1.18%)
 Nevada
  5.25%; 09/15/27                              $2,000,000            $  2,104,420
NEW HAMPSHIRE (1.23%)
 New Hampshire Health & Education
  Facilities Authority
  FSA
  5.50%; 08/01/27                               2,000,000               2,180,700
NEW JERSEY (0.62%)
 New Jersey Economic Development
  Authority
  5.00%; 06/15/11                                 525,000                 578,183
  5.63%; 06/15/19                                 500,000                 527,385
                                                                        1,105,568
NEW YORK (7.16%)
 City of New York
  XLCA
  6.25%; 08/01/08                                 750,000                 809,385
  6.25%; 04/15/17                                 185,000                 204,275
 New York State Dormitory Authority
  AMBAC
  6.13%; 07/01/12                               2,000,000               2,329,180
 New York State Dormitory Authority
  FSA
  5.00%; 08/15/25                                 500,000                 520,800
 New York State Dormitory Authority
  MBIA
  5.25%; 10/01/23                               1,500,000               1,612,485
 New York State Thruway Authority
  5.40%; 01/01/11                               1,500,000               1,627,815
 Tobacco Settlement Financing Authority
  5.25%; 06/01/21                               2,200,000               2,373,272
  5.50%; 06/01/14                               2,000,000               2,183,220
 United Nations Development
  5.25%; 07/01/14                               1,000,000               1,067,870
                                                                       12,728,302
OKLAHOMA (3.56%)
 Grand River Dam Authority
  FSA
  5.00%; 06/01/12                               3,500,000               3,911,390
 Tulsa Industrial Authority
  St. John Medical Center
  6.25%; 02/15/06                               1,280,000               1,350,566
  6.25%; 02/15/06                               1,000,000               1,055,130
                                                                        6,317,086
OREGON (0.65%)
 Oregon State Housing & Community
  Services Department
  5.65%; 07/01/28                               1,130,000               1,161,030
PENNSYLVANIA (1.95%)
 Pennsylvania
  FSA
  5.50%; 05/01/17                               3,000,000               3,460,830
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
PUERTO RICO (1.20%)
 Puerto Rico
  5.25%; 07/01/22                              $2,000,000            $  2,137,500
RHODE ISLAND (0.64%)
 Rhode Island
  FGIC
  5.50%; 08/01/11                               1,000,000               1,144,690
SOUTH CAROLINA (3.81%)
 South Carolina
  5.75%; 01/01/13                               3,000,000               3,404,220
 South Carolina Public Service
  FSA
  5.38%; 01/01/16                               3,000,000               3,355,920
                                                                        6,760,140
TEXAS (12.17%)
 Brazos River Authority
  Houston Industries
  5.13%; 05/01/19                               2,000,000               2,154,260
 Guadalupe-Blanco River Authority
  E.I. Dupont De Nemours
  6.35%; 07/01/22                               2,500,000               2,571,425
 Harris County, Texas
  5.50%; 08/15/20                               2,000,000               2,309,040
 Lower Colorado River Authority
  FSA
  6.00%; 05/15/13                               2,500,000               2,852,525
 Lower Colorado River Authority
  MBIA
  5.38%; 05/15/20                               3,000,000               3,319,590
 Red River Authority
  MBIA
  6.00%; 06/01/20                               1,000,000               1,080,860
 San Antonio, Texas
  FSA
  5.50%; 05/15/17                               2,090,000               2,360,592
 Texas State Department Of Housing &
  Community Affairs
  5.70%; 01/01/33                               2,780,000               2,852,086
 University of Texas
  5.25%; 07/01/17                               1,905,000               2,121,141
                                                                       21,621,519
UTAH (1.92%)
 Utah
  5.38%; 07/01/11                               3,000,000               3,416,130
WASHINGTON (2.41%)
 Seattle, Washington
  5.00%; 07/01/33                               2,000,000               2,043,640
 Washington
  5.50%; 01/01/11                               2,000,000               2,230,700
                                                                        4,274,340
WEST VIRGINIA (3.78%)
 Braxton County, West Virginia
  Weyerhaeuser
  6.13%; 04/01/26                               2,000,000               2,116,400
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
WEST VIRGINIA (CONTINUED)
 Marshall County, West Virginia
  Ohio Power
  5.90%; 04/01/22                              $2,500,000            $  2,508,775
 Pleasants County, West Virginia
  Potomac Edison
  6.15%; 05/01/15                               2,000,000               2,081,600
                                                                        6,706,775
WISCONSIN (0.60%)
 Wisconsin Health & Educational
  Facilities
  Franciscan Skemp Medical Center
  6.13%; 11/15/15                               1,000,000               1,056,720
                                  TOTAL TAX-EXEMPT BONDS              173,874,803


                                            Principal Amount
                                                                        Value
----------------------------------------------------------------------------------------
OTHER (1.02%)
 Merrill Lynch Institutional Tax-Exempt
  Munifund                                     $  700,000            $    700,000
 Blackrock Institutional Fund                   1,100,000               1,100,000
                                             TOTAL OTHER                1,800,000
                                                                     ------------

                    TOTAL PORTFOLIO INVESTMENTS (98.88%)              175,674,803
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (1.12%)                                                                1,997,512
                              TOTAL NET ASSETS (100.00%)             $177,672,315
                                                                     --------------

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  7,775,519
Unrealized Depreciation                          (105,849)
                                             ------------
Net Unrealized Appreciation (Depreciation)      7,669,670
Cost for federal income tax purposes         $168,005,133


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                            Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
                                $
 Insured                           80,897,946                   46.05%
 Revenue                           49,605,525                   28.24
 General Obligation                30,308,842                   17.25
 Prerefunded                       13,062,490                    7.44
 Other                              1,800,000                    1.02
                TOTAL            $175,674,803                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002         2001       2000
                           ----      ----      ----         ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.89    $10.63    $12.17       $14.50     $15.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.18      0.16     0.20/(d)/     0.29       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.71      1.26     (1.51)/(d)/  (2.13)      0.02
                           ----      ----     -----        -----       ----
 Total From Investment
            Operations     0.89      1.42     (1.31)       (1.84)      0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)    (0.16)    (0.23)       (0.28)     (0.33)
 Distributions from
  Realized Gains......       --        --        --        (0.21)     (0.64)
  ----                                                     -----      -----
   Total Dividends and
         Distributions    (0.19)    (0.16)    (0.23)       (0.49)     (0.97)
                          -----     -----     -----        -----      -----
Net Asset Value, End
 of Period............   $12.59    $11.89    $10.63       $12.17     $14.50
                         ======    ======    ======       ======     ======
Total Return /(b)/ ...     7.50%    13.52%   (10.94)%     (12.91)%     2.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $85,882   $82,198   $77,483      $80,547    $94,763
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.46%     1.42%        1.35%      1.32%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.26%     1.47%     1.43%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.46%     1.42%     1.71%/(d)/   2.14%      2.26%
 Portfolio Turnover
  Rate................    144.6%    117.0%     88.1%       107.5%      54.4%

                           2004      2003      2002         2001       2000
                           ----      ----      ----         ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.84    $10.59    $12.12       $14.43     $15.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.07     0.12/(e)/     0.19       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69      1.26     (1.51)/(e)/  (2.11)      0.02
                           ----      ----     -----        -----       ----
 Total From Investment
            Operations     0.77      1.33     (1.39)       (1.92)      0.23
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.08)    (0.14)       (0.18)     (0.22)
 Distributions from
  Realized Gains......       --        --        --        (0.21)     (0.64)
  ----                                                     -----      -----
   Total Dividends and
         Distributions    (0.10)    (0.08)    (0.14)       (0.39)     (0.86)
                          -----     -----     -----        -----      -----
Net Asset Value, End
 of Period............   $12.51    $11.84    $10.59       $12.12     $14.43
                         ======    ======    ======       ======     ======
Total Return /(b)/ ...     6.53%    12.63%   (11.55)%     (13.53)%     1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,126   $15,405   $14,658      $17,900    $20,680
 Ratio of Expenses to
  Average Net Assets..     2.07%     2.25%     2.12%        2.05%      2.12%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.07%     2.25%     2.13%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%     0.64%     1.02%/(e)/   1.44%      1.46%
 Portfolio Turnover
  Rate................    144.6%    117.0%     88.1%       107.5%      54.4%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.01 per share, increase net realized and unrealized gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .09%. Prior periods have not been restated to reflect this change in presentation.
/(e) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.01 per share, increase net realized and unrealized gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .08%. Prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.99     $10.97     $11.11        $10.25     $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.43       0.45      0.51/(c)/      0.61       0.72
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18       0.06      (0.11)/(c)/    0.88      (0.40)
                            ----       ----      -----          ----      -----
 Total From Investment
            Operations      0.61       0.51       0.40          1.49       0.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.49)     (0.54)        (0.63)     (0.73)
    ----
   Total Dividends and
         Distributions     (0.45)     (0.49)     (0.54)        (0.63)     (0.73)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.15     $10.99     $10.97        $11.11     $10.25
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      5.71%      4.68%      3.83%        14.96%      3.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,911   $184,971   $186,723      $143,818   $124,630
 Ratio of Expenses to
  Average Net Assets..      0.94%      1.03%      1.06%         1.05%      1.06%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.91%      4.00%      4.73%/(c)/    5.67%      6.96%
 Portfolio Turnover
  Rate................     154.9%      79.7%      78.9%        152.0%      60.7%

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.98     $10.97     $11.11        $10.24     $10.65
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.36       0.35      0.43/(d)/      0.54       0.64
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18       0.07      (0.11)/(d)/    0.88      (0.39)
                            ----       ----      -----          ----      -----
 Total From Investment
            Operations      0.54       0.42       0.32          1.42       0.25
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.37)     (0.41)     (0.46)        (0.55)     (0.66)
    ----
   Total Dividends and
         Distributions     (0.37)     (0.41)     (0.46)        (0.55)     (0.66)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $11.15     $10.98     $10.97        $11.11     $10.24
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      4.98%      3.86%      3.07%        14.23%      2.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,326    $33,883    $34,190       $26,348    $22,577
 Ratio of Expenses to
  Average Net Assets..      1.60%      1.84%      1.83%         1.68%      1.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.25%      3.20%      3.95%/(d)/    5.04%      6.16%
 Portfolio Turnover
  Rate................     154.9%      79.7%      78.9%        152.0%      60.7%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.03 per share, increase net realized and unrealized gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Prior periods have not been restated to reflect this change in presentation.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.03 per share, increase net realized and unrealized gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $21.77     $18.48     $20.61      $25.04      $29.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.24       0.21       0.22        0.20        0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.84       3.30      (2.16)      (3.40)      (2.10)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.08       3.51      (1.94)      (3.20)      (1.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)     (0.22)     (0.19)      (0.30)      (0.25)
 Distributions from
  Realized Gains......        --         --         --       (0.93)      (2.53)
   ----                                                      -----       -----
   Total Dividends and
         Distributions     (0.24)     (0.22)     (0.19)      (1.23)      (2.78)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $23.61     $21.77     $18.48      $20.61      $25.04
                          ======     ======     ======      ======      ======
Total Return /(b)/ ...      9.61%     19.23%     (9.52)%    (13.31)%     (6.20)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $311,583   $326,089   $333,016    $386,827    $452,251
 Ratio of Expenses to
  Average Net Assets..      0.94%      1.00%      1.01%       0.95%       0.94%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.95%      1.01%      1.01%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.04%      1.05%      1.00%       0.90%       1.38%
 Portfolio Turnover
  Rate................     183.8%     132.1%     128.8%      126.2%      107.8%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $21.51     $18.30     $20.38      $24.76      $29.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08       0.02       0.06        0.03        0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.82       3.28      (2.12)      (3.37)      (2.09)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.90       3.30      (2.06)      (3.34)      (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)     (0.09)     (0.02)      (0.11)      (0.14)
 Distributions from
  Realized Gains......        --         --         --       (0.93)      (2.53)
   ----                                                      -----       -----
   Total Dividends and
         Distributions     (0.04)     (0.09)     (0.02)      (1.04)      (2.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $23.37     $21.51     $18.30      $20.38      $24.76
                          ======     ======     ======      ======      ======
Total Return /(b)/ ...      8.83%     18.09%    (10.13)%    (13.96)%     (7.03)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,213    $29,412    $27,235     $32,975     $39,017
 Ratio of Expenses to
  Average Net Assets..      1.63%      1.97%      1.72%       1.71%       1.82%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.64%      1.98%      1.72%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.08%      0.29%       0.15%       0.51%
 Portfolio Turnover
  Rate................     183.8%     132.1%     128.8%      126.2%      107.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on March 1, 2003.
/(d) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.006      0.006      0.013      0.043      0.056
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.006      0.006      0.013      0.043      0.056
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.006)    (0.006)    (0.013)    (0.043)    (0.056)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.006)    (0.006)    (0.013)    (0.043)    (0.056)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.57%      0.59%      1.36%      4.44%      5.71%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $317,340   $346,292   $397,386   $412,409   $390,154
 Ratio of Expenses to
  Average Net Assets..      0.68%      0.75%      0.72%      0.70%      0.70%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.56%      0.59%      1.35%      4.33%      5.54%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.004      0.003      0.009      0.037      0.049
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.004      0.003      0.009      0.037      0.049
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.004)    (0.003)    (0.009)    (0.037)    (0.049)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.004)    (0.003)    (0.009)    (0.037)    (0.049)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      0.39%      0.25%      0.88%      3.71%      5.01%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,071     $7,695     $8,715     $6,655     $5,318
 Ratio of Expenses to
  Average Net Assets..      0.89%      1.09%      1.27%      1.40%      1.33%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.96%      1.10%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.25%      0.87%      3.59%      4.87%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002       2001        2000
                           ----      ----      ----       ----        ----
PRINCIPAL EQUITY INCOME FUND, INC.
----------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $9.38     $8.57    $10.69     $18.40      $17.86
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.35      0.36      0.31       0.20        0.27
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.84      0.81     (2.14)     (4.05)       1.68
                           ----      ----     -----      -----        ----
 Total From Investment
            Operations     1.19      1.17     (1.83)     (3.85)       1.95
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)    (0.36)    (0.29)     (0.20)      (0.27)
 Distributions from
  Realized Gains......       --        --        --      (3.66)      (1.14)
  ----                                                   -----       -----
   Total Dividends and
         Distributions    (0.35)    (0.36)    (0.29)     (3.86)      (1.41)
                          -----     -----     -----      -----       -----
Net Asset Value, End
 of Period............   $10.22     $9.38     $8.57     $10.69      $18.40
                         ======     =====     =====     ======      ======
Total Return /(c)/ ...    12.95%    13.86%   (17.30)%   (25.74)%     12.09%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $69,482   $60,703   $57,881    $72,581    $101,352
 Ratio of Expenses to
  Average Net Assets..     1.27%     1.46%     1.48%      1.31%       1.23%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.27%       --        --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.56%     4.02%     3.15%      1.51%       1.59%
 Portfolio Turnover
  Rate................    134.7%     19.1%     79.4%     106.2%      150.8%

                           2004      2003      2002       2001        2000
                           ----      ----      ----       ----        ----
PRINCIPAL EQUITY INCOME FUND, INC.
----------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $9.34     $8.53    $10.64     $18.37      $17.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.26      0.28      0.21       0.10        0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.85      0.80     (2.11)     (4.07)       1.69
                           ----      ----     -----      -----        ----
 Total From Investment
            Operations     1.11      1.08     (1.90)     (3.97)       1.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.27)    (0.27)    (0.21)     (0.10)      (0.15)
 Distributions from
  Realized Gains......       --        --        --      (3.66)      (1.14)
  ----                                                   -----       -----
   Total Dividends and
         Distributions    (0.27)    (0.27)    (0.21)     (3.76)      (1.29)
                          -----     -----     -----      -----       -----
Net Asset Value, End
 of Period............   $10.18     $9.34     $8.53     $10.64      $18.37
                         ======     =====     =====     ======      ======
Total Return /(c)/ ...    12.06%    12.85%   (18.02)%   (26.41)%     11.30%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,415    $9,775    $9,982    $15,152     $19,624
 Ratio of Expenses to
  Average Net Assets..     2.10%     2.34%     2.37%      2.15%       2.00%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.10%       --        --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.72%     3.14%     2.19%      0.66%       0.82%
 Portfolio Turnover
  Rate................    134.7%     19.1%     79.4%     106.2%      150.8%



/(a) /Effective March 1, 2004, the Principal Utilities Fund, Inc. changed its name to Principal Equity Income Fund, Inc.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on March 1, 2004.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.41     $11.74     $11.77     $11.18     $11.10
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.43       0.45       0.60       0.65       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.01      (0.26)      0.01       0.61       0.07
                            ----      -----       ----       ----       ----
 Total From Investment
            Operations      0.44       0.19       0.61       1.26       0.75
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.48)     (0.52)     (0.64)     (0.67)     (0.67)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.48)     (0.52)     (0.64)     (0.67)     (0.67)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.37     $11.41     $11.74     $11.77     $11.18
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      3.93%      1.59%      5.41%     11.64%      7.09%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,876   $304,191   $310,506   $243,876   $213,114
 Ratio of Expenses to
  Average Net Assets..      0.82%      0.93%      0.90%      0.90%      0.94%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.79%      3.82%      5.11%      5.68%      6.14%
 Portfolio Turnover
  Rate................      72.7%     181.1%      36.5%      51.9%       6.9%

                            2004       2003       2002       2001       2000
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES
-------------------------------
INCOME FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.35     $11.67     $11.71     $11.13     $11.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.34       0.35       0.52       0.58       0.58
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        --      (0.24)     (0.01)      0.59       0.09
                              --      -----      -----       ----       ----
 Total From Investment
            Operations      0.34       0.11       0.51       1.17       0.67
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.43)     (0.55)     (0.59)     (0.59)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.39)     (0.43)     (0.55)     (0.59)     (0.59)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.30     $11.35     $11.67     $11.71     $11.13
                          ======     ======     ======     ======     ======
Total Return /(b)/ ...      3.07%      0.91%      4.54%     10.82%      6.32%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $53,901    $62,573    $52,839    $36,303    $27,395
 Ratio of Expenses to
  Average Net Assets..      1.60%      1.70%      1.71%      1.59%      1.75%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.01%      3.06%      4.30%      4.98%      5.33%
 Portfolio Turnover
  Rate................      72.7%     181.1%      36.5%      51.9%       6.9%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004        2003          2002        2001        2000
                            ----        ----          ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $25.44      $22.10        $27.06      $71.22      $65.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)      (0.09)        (0.18)      (0.30)      (0.37)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95        3.43         (4.78)     (21.79)       8.43
                            ----        ----         -----      ------        ----
 Total From Investment
            Operations      0.87        3.34         (4.96)     (22.09)       8.06
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
   Total Dividends and
         Distributions        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
Net Asset Value, End
 of Period............    $26.31      $25.44        $22.10      $27.06      $71.22
                          ======      ======        ======      ======      ======
Total Return /(b)/ ...      3.42%      15.11%       (18.33)%    (41.87)%     12.64%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $252,694    $263,119      $243,504    $291,541    $525,175
 Ratio of Expenses to
  Average Net Assets..      1.15%       1.37%         1.41%       1.30%       1.08%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.15%       1.37%           --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%     (0.42)%       (0.66)%     (0.71)%     (0.52)%
 Portfolio Turnover
  Rate................      52.7%       46.6%/(d)/    22.4%       33.4%      121.5%

                            2004        2003          2002        2001        2000
                            ----        ----          ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.49      $21.45        $26.43      $70.41      $65.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.28)      (0.28)        (0.41)      (0.24)      (0.89)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.91        3.32         (4.57)     (21.67)       8.38
                            ----        ----         -----      ------        ----
 Total From Investment
            Operations      0.63        3.04         (4.98)     (21.91)       7.49
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
   Total Dividends and
         Distributions        --          --            --      (22.07)      (2.41)
   ----                                                         ------       -----
Net Asset Value, End
 of Period............    $25.12      $24.49        $21.45      $26.43      $70.41
                          ======      ======        ======      ======      ======
Total Return /(b)/ ...      2.57%      14.17%       (18.84)%    (42.21)%     11.79%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $40,469     $47,163       $48,214     $64,111    $110,001
 Ratio of Expenses to
  Average Net Assets..      1.95%       2.22%         2.05%       1.88%       1.85%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.96%       2.22%           --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.11)%     (1.27)%       (1.30)%     (1.29)%     (1.30)%
 Portfolio Turnover
  Rate................      52.7%       46.6%/(d)/    22.4%       33.4%      121.5%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Portfolio turnover rate excludes portfolio realignment of approximately
  $7,623,000 from the acquisition of Principal Partners LargeCap Growth Fund,
  Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.16      $6.77      $6.44      $8.75      $8.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03       0.01      (0.05)     (0.03)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.72       3.38       0.38      (2.22)      0.31
                           ----       ----       ----      -----       ----
 Total From Investment
            Operations     1.75       3.39       0.33      (2.25)      0.21
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --      (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.06)        --
  ----                                                     -----
   Total Dividends and
         Distributions       --         --         --      (0.06)     (0.02)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............   $11.91     $10.16      $6.77      $6.44      $8.75
                         ======     ======      =====      =====      =====
Total Return /(b)/ ...    17.22%     50.07%      5.12%    (25.85)%     2.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $37,804    $26,909    $18,029    $15,335    $17,890
 Ratio of Expenses to
  Average Net Assets..     2.32%      2.57%      2.48%      2.50%      2.49%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.34%      2.70%      2.77%      2.71%      2.59%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%      0.12%     (0.36)%    (0.06)%    (1.05)%
 Portfolio Turnover
  Rate................    147.5%     117.3%     165.4%     120.5%     112.9%

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.76      $6.56      $6.28      $8.60      $8.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.05)     (0.06)     (0.05)     (0.16)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.63       3.25       0.34      (2.21)      0.29
                           ----       ----       ----      -----       ----
 Total From Investment
            Operations     1.60       3.20       0.28      (2.26)      0.13
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (0.06)        --
  ----                                                     -----
   Total Dividends and
         Distributions       --         --         --      (0.06)        --
  ----                                                     -----
Net Asset Value, End
 of Period............   $11.36      $9.76      $6.56      $6.28      $8.60
                         ======      =====      =====      =====      =====
Total Return /(b)/ ...    16.39%     48.78%      4.46%    (26.42)%     1.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,148     $7,710     $5,241     $4,728     $6,198
 Ratio of Expenses to
  Average Net Assets..     2.96%      3.29%      3.23%      3.25%      3.22%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.98%      3.42%      3.50%      3.39%      3.22%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.31)%    (0.61)%    (1.13)%    (0.84)%    (1.78)%
 Portfolio Turnover
  Rate................    147.5%     117.3%     165.4%     120.5%     112.9%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003          2002        2001        2000
                            ----       ----          ----        ----        ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.20      $5.05         $5.75       $8.85      $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05       0.04          0.02        0.02        0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98       1.11         (0.71)      (2.34)       0.20
                            ----       ----         -----       -----        ----
 Total From Investment
            Operations      1.03       1.15         (0.69)      (2.32)       0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        --         (0.01)      (0.05)      (0.23)
 Distributions from
  Realized Gains......        --         --            --       (0.73)      (1.32)
    ----                                                        -----       -----
   Total Dividends and
         Distributions     (0.05)        --         (0.01)      (0.78)      (1.55)
    ----                   -----                    -----       -----       -----
Net Asset Value, End
 of Period............     $7.18      $6.20         $5.05       $5.75       $8.85
                           =====      =====         =====       =====       =====
Total Return /(b)/ ...     16.73%     22.81%       (11.94)%    (28.64)%      3.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $212,752   $200,005      $197,946    $224,177    $325,369
 Ratio of Expenses to
  Average Net Assets..      1.41%      1.55%         1.57%       1.42%       1.27%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.42%      1.55%         1.57%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.81%      0.84%         0.32%       0.27%       1.76%
 Portfolio Turnover
  Rate................     163.8%     100.8%/(e)/    73.5%       93.9%       92.7%

                            2004       2003          2002        2001        2000
                            ----       ----          ----        ----        ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.05      $4.98         $5.71       $8.78       $9.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02      (0.01)        (0.03)      (0.03)       0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.97       1.08         (0.70)      (2.31)       0.20
                            ----       ----         -----       -----        ----
 Total From Investment
            Operations      0.99       1.07         (0.73)      (2.34)       0.31
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         --            --          --       (0.17)
 Distributions from
  Realized Gains......        --         --            --       (0.73)      (1.32)
    ----                                                        -----       -----
   Total Dividends and
         Distributions        --         --            --       (0.73)      (1.49)
    ----                                                        -----       -----
Net Asset Value, End
 of Period............     $7.04      $6.05         $4.98       $5.71       $8.78
                           =====      =====         =====       =====       =====
Total Return /(b)/ ...     16.36%     21.49%       (12.78)%    (28.97)%      2.43%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $26,782    $28,498       $28,607     $33,277     $48,692
 Ratio of Expenses to
  Average Net Assets..      1.91%      2.47%         2.39%       2.08%       1.88%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.92%      2.47%         2.40%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.29%     (0.13)%       (0.50)%     (0.41)%      1.13%
 Portfolio Turnover
  Rate................     163.8%     100.8%/(e)/    73.5%       93.9%       92.7%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on March 1, 2003.
/(d) /Expense ratio without fees paid indirectly.
/(e) /Portfolio turnover rate excludes portfolio realignment of approximately
  $4,997,000 from the acquisition of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.84      $8.39      $9.49     $17.00     $15.32
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --      (0.02)     (0.05)     (0.23)     (0.32)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.06       3.47      (1.05)     (4.62)      3.51
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     3.06       3.45      (1.10)     (4.85)      3.19
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         --         --
 Distributions from
  Realized Gains......       --         --         --      (2.66)     (1.51)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --      (0.01)        --      (2.66)     (1.51)
  ----                               -----                 -----      -----
Redemption Fees /(a)/        --       0.01         --         --         --
  ----                                ----
Net Asset Value, End
 of Period............   $14.90     $11.84      $8.39      $9.49     $17.00
                         ======     ======      =====      =====     ======
Total Return /(b)/ ...    25.84%     41.22%    (11.59)%   (33.02)%    21.21%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $47,717    $35,588    $26,821    $28,977    $36,322
 Ratio of Expenses to
  Average Net Assets..     2.07%      2.62%      2.49%      2.74%      2.46%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.13%      2.63%      2.49%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.02%     (0.22)%    (0.35)%    (1.08)%    (1.41)%
 Portfolio Turnover
  Rate................    134.0%     144.5%      80.3%     151.6%     329.8%

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.31      $8.08      $9.23     $16.72     $15.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.09)     (0.13)     (0.05)     (0.41)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.92       3.32      (1.02)     (4.78)      3.46
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     2.82       3.23      (1.15)     (4.83)      3.05
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (2.66)     (1.51)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (2.66)     (1.51)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............   $14.13     $11.31      $8.08      $9.23     $16.72
                         ======     ======      =====      =====     ======
Total Return /(b)/ ...    24.93%     39.98%    (12.46)%   (33.52)%    20.43%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,358    $10,251     $7,536     $8,641    $12,539
 Ratio of Expenses to
  Average Net Assets..     2.83%      3.44%      3.40%      3.46%      3.04%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.91%      3.46%      3.41%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.74)%    (1.05)%    (1.27)%    (1.83)%    (1.99)%
 Portfolio Turnover
  Rate................    134.0%     144.5%      80.3%     151.6%     329.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit began on March 1, 2004.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002       2001     2000/(D)/
                           ----      ----      ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.80     $6.57     $7.85     $10.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.06      0.05       0.05      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      1.22     (1.29)     (2.74)     0.56
                           ----      ----     -----      -----      ----
 Total From Investment
            Operations     0.65      1.28     (1.24)     (2.69)     0.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)    (0.05)    (0.04)     (0.05)       --
 ----                     -----     -----     -----      -----
   Total Dividends and
         Distributions    (0.06)    (0.05)    (0.04)     (0.05)       --
 ----                     -----     -----     -----      -----
Net Asset Value, End
 of Period............    $8.39     $7.80     $6.57      $7.85    $10.59
                          =====     =====     =====      =====    ======
Total Return /(b)/ ...     8.37%    19.62%   (15.92)%   (25.46)%    4.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $53,384   $41,913   $33,538    $15,886    $9,855
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%      0.90%     0.79%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.01%     1.25%     1.20%      1.44%     1.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%     0.89%     0.65%      0.59%     0.76%/(f)/
 Portfolio Turnover
  Rate................     32.3%     20.1%     19.3%      39.3%    189.7%/(f)/

                           2004      2003      2002       2001     2000/(D)/
                           ----      ----      ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.80     $6.57     $7.84     $10.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.04      0.01       0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.57      1.22     (1.28)     (2.72)     0.54
                           ----      ----     -----      -----      ----
 Total From Investment
            Operations     0.61      1.26     (1.27)     (2.71)     0.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.03)       --      (0.01)       --
 -----                    -----     -----                -----
   Total Dividends and
         Distributions    (0.03)    (0.03)       --      (0.01)       --
 -----                    -----     -----                -----
Net Asset Value, End
 of Period............    $8.38     $7.80     $6.57      $7.84    $10.56
                          =====     =====     =====      =====    ======
Total Return /(b)/ ...     7.88%    19.20%   (16.18)%   (25.65)%    4.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,759    $9,474    $5,684     $4,731    $2,838
 Ratio of Expenses to
  Average Net Assets..     1.25%     1.25%     1.25%      1.25%     1.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.42%     1.71%     1.74%      1.87%     2.44%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.43%     0.53%     0.33%      0.23%     0.45%/(f)/
 Portfolio Turnover
  Rate................     32.3%     20.1%     19.3%      39.3%    189.7%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(d) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004      2003      2002         2001      2000
                            ----      ----      ----         ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.74     $9.86     $9.98        $9.50     $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.26      0.29     0.43/(d)/     0.56      0.59
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.09)     0.01     (0.08)/(d)/   0.49     (0.05)
                           -----      ----     -----         ----     -----
 Total From Investment
            Operations      0.17      0.30      0.35         1.05      0.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.41)    (0.42)    (0.47)       (0.57)    (0.58)
                           -----     -----     -----        -----     -----
   Total Dividends and
         Distributions     (0.41)    (0.42)    (0.47)       (0.57)    (0.58)
                           -----     -----     -----        -----     -----
Net Asset Value, End
 of Period............     $9.50     $9.74     $9.86        $9.98     $9.50
                           =====     =====     =====        =====     =====
Total Return /(b)/ ...      1.77%     3.04%     3.70%       11.36%     5.94%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,451   $96,568   $74,719      $37,942   $25,183
 Ratio of Expenses to
  Average Net Assets..      0.86%     0.93%     0.94%        1.01%     0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        --        --           --      1.20%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.71%     3.02%     4.07%/(d)/   5.69%     6.16%
 Portfolio Turnover
  Rate................      42.0%     26.2%     97.6%        65.7%     31.5%

                            2004      2003      2002         2001      2000
                            ----      ----      ----         ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.88    $10.00    $10.11        $9.60     $9.60
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.23      0.26     0.37/(e)/     0.49      0.55
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.09)    (0.01)    (0.06)/(e)/   0.53     (0.02)
                           -----     -----     -----         ----     -----
 Total From Investment
            Operations      0.14      0.25      0.31         1.02      0.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.37)    (0.37)    (0.42)       (0.51)    (0.53)
                           -----     -----     -----        -----     -----
   Total Dividends and
         Distributions     (0.37)    (0.37)    (0.42)       (0.51)    (0.53)
                           -----     -----     -----        -----     -----
Net Asset Value, End
 of Period............     $9.65     $9.88    $10.00       $10.11     $9.60
                           =====     =====    ======       ======     =====
Total Return /(b)/ ...      1.41%     2.54%     3.25%       10.84%     5.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $17,514   $17,779   $13,387       $6,970    $3,291
 Ratio of Expenses to
  Average Net Assets..      1.22%     1.35%     1.39%        1.50%     1.34%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        --        --           --      1.93%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.36%     2.60%     3.61%/(e)/   5.17%     5.81%
 Portfolio Turnover
  Rate................      42.0%     26.2%     97.6%        65.7%     31.5%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on November 1, 2000.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.07 per share, increase net realized and unrealized gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.81%. Prior periods have not been restated to reflect this change in presentation.
/(e) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.07 per share, increase net realized and unrealized gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.86%. Prior periods have not been restated to reflect this change in presentation.



See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003        2002        2001        2000
                            ----       ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $39.20     $31.01      $33.08      $52.01      $42.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.32       0.09        0.08       (0.02)      (0.16)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.40       8.20       (1.09)      (3.75)      12.08
                            ----       ----       -----       -----       -----
 Total From Investment
            Operations      5.72       8.29       (1.01)      (3.77)      11.92
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.18)     (0.10)      (0.07)         --          --
 Distributions from
  Realized Gains......     (1.87)        --       (0.99)     (15.16)      (2.03)
    ----                   -----                  -----      ------       -----
   Total Dividends and
         Distributions     (2.05)     (0.10)      (1.06)     (15.16)      (2.03)
                           -----      -----       -----      ------       -----
Net Asset Value, End
 of Period............    $42.87     $39.20      $31.01      $33.08      $52.01
                          ======     ======      ======      ======      ======
Total Return /(b)/ ...     15.10%     26.81%      (3.36)%     (9.14)%     29.21%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $459,207   $396,239    $319,410    $319,523    $364,639
 Ratio of Expenses to
  Average Net Assets..      1.02%      1.19%       1.24%       1.16%       1.17%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.02%      1.19%       1.25%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%      0.28%       0.27%       0.20%      (0.36)%
 Portfolio Turnover
  Rate................      38.8%      50.4%       76.2%       66.6%      161.8%

                            2004       2003        2002        2001        2000
                            ----       ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $37.35     $29.59      $31.75      $50.71      $41.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19      (0.05)      (0.15)       0.22       (0.42)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.15       7.81       (1.02)      (4.02)      11.87
                            ----       ----       -----       -----       -----
 Total From Investment
            Operations      5.34       7.76       (1.17)      (3.80)      11.45
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (1.87)        --       (0.99)     (15.16)      (2.03)
   ----                    -----                  -----      ------       -----
   Total Dividends and
         Distributions     (1.87)        --       (0.99)     (15.16)      (2.03)
   ----                    -----                  -----      ------       -----
Net Asset Value, End
 of Period............    $40.82     $37.35      $29.59      $31.75      $50.71
                          ======     ======      ======      ======      ======
Total Return /(b)/ ...     14.78%     26.23%      (4.00)%     (9.55)%     28.63%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $72,746    $70,586     $64,538     $71,330     $80,721
 Ratio of Expenses to
  Average Net Assets..      1.32%      1.64%       1.90%       1.61%       1.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.32%      1.64%       1.90%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.49%     (0.16)%     (0.39)%     (0.25)%     (0.80)%
 Portfolio Turnover
  Rate................      38.8%      50.4%       76.2%       66.6%      161.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $16.16      $13.59      $17.04      $24.26      $25.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05          --       (0.02)      (0.02)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.36        2.57       (3.42)      (6.84)      (0.69)
                            ----        ----       -----       -----       -----
 Total From Investment
            Operations      1.41        2.57       (3.44)      (6.86)      (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.05)
 Distributions from
  Realized Gains......        --          --          --       (0.33)      (0.29)
 Tax Return of Capital
  Distributions /(b)/.        --          --       (0.01)      (0.03)         --
    ----                                           -----       -----
   Total Dividends and
         Distributions        --          --       (0.01)      (0.36)      (0.34)
    ----                                           -----       -----       -----
Net Asset Value, End
 of Period............    $17.57      $16.16      $13.59      $17.04      $24.26
                          ======      ======      ======      ======      ======
Total Return /(c)/ ...      8.73%      18.91%     (20.19)%    (28.63)%     (2.60)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $123,304    $117,931    $104,481    $120,173    $170,462
 Ratio of Expenses to
  Average Net Assets..      1.25%       1.68%       1.54%       1.50%       1.19%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.25%       1.69%       1.54%         --        1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.29%       0.00%      (0.08)%     (0.10)%      0.19%
 Portfolio Turnover
  Rate................      66.7%       87.6%       79.8%       74.4%       73.6%

                            2004        2003        2002        2001        2000
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $15.60      $13.22      $16.65      $23.89      $25.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)      (0.11)      (0.13)      (0.16)      (0.14)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.31        2.49       (3.30)      (6.72)      (0.67)
                            ----        ----       -----       -----       -----
 Total From Investment
            Operations      1.23        2.38       (3.43)      (6.88)      (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.01)
 Distributions from
  Realized Gains......        --          --          --       (0.33)      (0.29)
 Tax Return of Capital
  Distributions /(b)/.        --          --          --       (0.03)         --
    ----                                                       -----
   Total Dividends and
         Distributions        --          --          --       (0.36)      (0.30)
    ----                                                       -----       -----
Net Asset Value, End
 of Period............    $16.83      $15.60      $13.22      $16.65      $23.89
                          ======      ======      ======      ======      ======
Total Return /(c)/ ...      7.88%      18.00%     (20.60)%    (29.16)%     (3.30)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $26,399     $29,233     $27,704     $38,531     $54,550
 Ratio of Expenses to
  Average Net Assets..      2.05%       2.46%       2.10%       2.21%       1.94%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.05%       2.47%       2.10%         --        2.05%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.50)%     (0.78)%     (0.64)%     (0.81)%     (0.56)%
 Portfolio Turnover
  Rate................      66.7%       87.6%       79.8%       74.4%       73.6%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /See "Distributions to Shareholders" in the Notes to Financial Statements. /(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.00      $6.12      $7.62     $11.36     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.05)     (0.10)     (0.10)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.29       0.93      (1.40)     (3.64)      1.41
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.24       0.88      (1.50)     (3.74)      1.36
                           ----       ----      -----      -----       ----
Net Asset Value, End
 of Period............    $7.24      $7.00      $6.12      $7.62     $11.36
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...     3.43%     14.38%    (19.69)%   (32.92)%    13.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $45,100    $43,061    $37,451    $38,303    $49,794
 Ratio of Expenses to
  Average Net Assets..     1.59%      1.89%      1.98%      1.90%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.65%      1.99%        --         --       1.99%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.74)%    (1.07)%    (1.10)%    (0.68)%/(e)/
 Portfolio Turnover
  Rate................    160.3%     124.7%     138.9%      86.4%      62.0%/(e)/

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.79      $5.99      $7.52     $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.09)     (0.11)     (0.13)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.28       0.89      (1.42)     (3.63)      1.38
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.18       0.80      (1.53)     (3.76)      1.28
                           ----       ----      -----      -----       ----
Net Asset Value, End
 of Period............    $6.97      $6.79      $5.99      $7.52     $11.28
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...     2.65%     13.36%    (20.35)%   (33.33)%    12.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,066    $14,849    $12,939    $15,419    $19,430
 Ratio of Expenses to
  Average Net Assets..     2.31%      2.65%      2.76%      2.63%      2.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.37%      2.72%        --         --       2.61%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.39)%    (1.50)%    (1.85)%    (1.82)%    (1.41)%/(e)/
 Portfolio Turnover
  Rate................    160.3%     124.7%     138.9%      86.4%      62.0%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000. The expense limit began again on March 1, 2003 and decreased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002      2001/(D)/
                           ----       ----       ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.14      $7.97      $9.00     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         --      (0.01)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.74       1.17      (1.02)     (1.00)
                           ----       ----      -----      -----
 Total From Investment
            Operations     0.75       1.17      (1.03)     (1.00)
                           ----       ----      -----      -----
Net Asset Value, End
 of Period............    $9.89      $9.14      $7.97      $9.00
                          =====      =====      =====      =====
Total Return /(b)/ ...     8.21%     14.68%    (11.44)%   (10.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,210    $33,155    $18,781     $7,694
 Ratio of Expenses to
  Average Net Assets..     1.47%      1.79%      1.95%      1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.52%      1.82%      1.98%      2.25%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.06%     (0.02)%    (0.09)%/(f)/
 Portfolio Turnover
  Rate................    100.0%      33.0%      67.5%      56.9%/(f)/

                           2004       2003       2002      2001/(D)/
                           ----       ----       ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.95      $7.87      $8.94     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)     (0.05)     (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.73       1.13      (1.04)     (1.02)
                           ----       ----      -----      -----
 Total From Investment
            Operations     0.67       1.08      (1.07)     (1.06)
                           ----       ----      -----      -----
Net Asset Value, End
 of Period............    $9.62      $8.95      $7.87      $8.94
                          =====      =====      =====      =====
Total Return /(b)/ ...     7.49%     13.72%    (11.97)%   (10.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,438    $14,702     $6,552     $2,670
 Ratio of Expenses to
  Average Net Assets..     2.21%      2.49%      2.70%      2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.24%      2.55%      2.78%      3.01%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.63)%    (0.64)%    (0.77)%    (0.84)%/(f)/
 Portfolio Turnover
  Rate................    100.0%      33.0%      67.5%      56.9%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. Expense limits for each class were decreased on March 1, 2003 and March 1, 2004.
/(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002     2001/(D)/
                           ----      ----      ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.94     $8.89     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09      0.08      0.03      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.18      2.00     (1.00)    (0.04)
                           ----      ----     -----     -----
 Total From Investment
            Operations     1.27      2.08     (0.97)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.03)    (0.03)       --
 Distributions from
  Realized Gains......       --        --     (0.09)       --
 -----                                        -----
   Total Dividends and
         Distributions    (0.07)    (0.03)    (0.12)       --
 ----                     -----     -----     -----
Net Asset Value, End
 of Period............   $12.14    $10.94     $8.89     $9.98
                         ======    ======     =====     =====
Total Return /(b)/ ...    11.67%    23.51%    (9.89)%   (0.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,517   $34,298   $21,677    $8,146
 Ratio of Expenses to
  Average Net Assets..     1.46%     1.73%     1.90%     1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.50%     1.76%     1.90%     2.04%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.80%     0.81%     0.45%     0.43%/(f)/
 Portfolio Turnover
  Rate................     27.0%     18.5%     10.5%     35.1%/(f)/

                           2004      2003      2002     2001/(D)/
                           ----      ----      ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.78     $8.79     $9.92    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      0.01     (0.01)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.16      1.98     (1.03)    (0.06)
                           ----      ----     -----     -----
 Total From Investment
            Operations     1.17      1.99     (1.04)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --        --     (0.09)       --
 -----                                        -----
   Total Dividends and
         Distributions       --        --     (0.09)       --
 -----                                        -----
Net Asset Value, End
 of Period............   $11.95    $10.78     $8.79     $9.92
                         ======    ======     =====     =====
Total Return /(b)/ ...    10.85%    22.64%   (10.62)%   (0.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,127   $13,196    $7,439    $2,786
 Ratio of Expenses to
  Average Net Assets..     2.20%     2.48%     2.70%     2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.23%     2.51%     2.71%     2.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%     0.06%    (0.35)%   (0.33)%/(f)/
 Portfolio Turnover
  Rate................     27.0%     18.5%     10.5%     35.1%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. Expense limits for each class were decreased on March 1, 2003 and March 1, 2004.
/(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001      2000/(D)/
                           ----       ----       ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.07      $3.61      $4.55      $9.09     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     (0.07)     (0.08)     (0.10)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.16       1.53      (0.86)     (4.44)     (0.87)
                           ----       ----      -----      -----      -----
 Total From Investment
            Operations     0.08       1.46      (0.94)     (4.54)     (0.91)
                           ----       ----      -----      -----      -----
Net Asset Value, End
 of Period............    $5.15      $5.07      $3.61      $4.55      $9.09
                          =====      =====      =====      =====      =====
Total Return /(b)/ ...     1.58%     40.44%    (20.66)%   (49.94)%   (12.68)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,678    $22,206    $12,745    $11,207    $11,875
 Ratio of Expenses to
  Average Net Assets..     1.78%      1.95%      1.95%      1.95%      1.79%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.91%      2.39%      2.40%      2.67%      2.50%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.49)%    (1.72)%    (1.74)%    (1.64)%    (1.40)%/(f)/
 Portfolio Turnover
  Rate................    173.3%     175.6%     234.9%     334.0%     265.5%/(f)/

                           2004       2003       2002       2001      2000/(D)/
                           ----       ----       ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $4.97      $3.54      $4.49      $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.11)     (0.10)     (0.08)     (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.15       1.53      (0.87)     (4.47)     (0.89)
                           ----       ----      -----      -----      -----
 Total From Investment
            Operations     0.04       1.43      (0.95)     (4.55)     (0.96)
                           ----       ----      -----      -----      -----
Net Asset Value, End
 of Period............    $5.01      $4.97      $3.54      $4.49      $9.04
                          =====      =====      =====      =====      =====
Total Return /(b)/ ...     0.80%     40.40%    (21.16)%   (50.33)%   (13.16)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,351     $8,528     $4,160     $3,967     $4,093
 Ratio of Expenses to
  Average Net Assets..     2.52%      2.70%      2.70%      2.70%      2.54%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.66%      3.17%      3.32%      3.45%      3.22%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.23)%    (2.47)%    (2.49)%    (2.40)%    (2.18)%/(f)/
 Portfolio Turnover
  Rate................    173.3%     175.6%     234.9%     334.0%     265.5%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000 and deceased on March 1, 2004.
/(d) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003      2002      2001/(D)/
                           ----       ----      ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.43      $3.99     $6.24     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.07)    (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20       1.51     (2.17)     (3.69)
                           ----       ----     -----      -----
 Total From Investment
            Operations     0.11       1.44     (2.25)     (3.76)
                           ----       ----     -----      -----
Net Asset Value, End
 of Period............    $5.54      $5.43     $3.99      $6.24
                          =====      =====     =====      =====
Total Return /(b)/ ...     2.03%     36.09%   (36.06)%   (37.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,057    $10,108    $4,899     $4,107
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.95%     1.95%      1.95%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.14%      2.88%     2.95%      2.94%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.65)%    (1.59)%   (1.69)%    (1.55)%/(f)/
 Portfolio Turnover
  Rate................     58.1%      72.2%    303.3%     144.5%/(f)/

                           2004       2003      2002      2001/(D)/
                           ----       ----      ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.31      $3.93     $6.20     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.13)     (0.10)    (0.08)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20       1.48     (2.19)     (3.69)
                           ----       ----     -----      -----
 Total From Investment
            Operations     0.07       1.38     (2.27)     (3.80)
                           ----       ----     -----      -----
Net Asset Value, End
 of Period............    $5.38      $5.31     $3.93      $6.20
                          =====      =====     =====      =====
Total Return /(b)/ ...     1.32%     35.11%   (36.61)%   (38.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,050     $4,402    $1,579     $1,230
 Ratio of Expenses to
  Average Net Assets..     2.69%      2.70%     2.70%      2.70%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.88%      3.76%     3.98%      3.82%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.40)%    (2.34)%   (2.43)%    (2.29)%/(f)/
 Portfolio Turnover
  Rate................     58.1%      72.2%    303.3%     144.5%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(d) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002      2001     2000
                           ----      ----      ----      ----     ----
PRINCIPAL REAL ESTATE SECURITIES FUND, INC.
-------------------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $13.06    $10.03     $9.45     $9.03    $7.73
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.24      0.34      0.30      0.34     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.66      3.01      0.57      0.42     1.30
                           ----      ----      ----      ----     ----
 Total From Investment
            Operations     3.90      3.35      0.87      0.76     1.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.26)    (0.32)    (0.29)    (0.34)   (0.35)
 Distributions from
  Realized Gains......    (0.22)       --        --        --       --
  ----                    -----                                     --
   Total Dividends and
         Distributions    (0.48)    (0.32)    (0.29)    (0.34)   (0.35)
                          -----     -----     -----     -----    -----
Net Asset Value, End
 of Period............   $16.48    $13.06    $10.03     $9.45    $9.03
                         ======    ======    ======     =====    =====
Total Return /(c)/ ...    30.59%    34.00%     9.13%     8.49%   21.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $62,362   $46,131   $29,198   $12,700   $9,439
 Ratio of Expenses to
  Average Net Assets..     1.64%     1.82%     1.76%     1.97%    1.88%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.64%       --        --        --     2.17%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.68%     3.05%     2.87%     3.57%    4.28%
 Portfolio Turnover
  Rate................     79.3%     58.4%     65.4%     69.5%    79.8%

                           2004      2003      2002      2001     2000
                           ----      ----      ----      ----     ----
PRINCIPAL REAL ESTATE SECURITIES FUND, INC.
-------------------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $12.98     $9.98     $9.41     $9.00    $7.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.14      0.26      0.23      0.28     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.65      2.98      0.57      0.42     1.29
                           ----      ----      ----      ----     ----
 Total From Investment
            Operations     3.79      3.24      0.80      0.70     1.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)    (0.24)    (0.23)    (0.29)   (0.30)
 Distributions from
  Realized Gains......    (0.22)       --        --        --       --
 -----                    -----
   Total Dividends and
         Distributions    (0.39)    (0.24)    (0.23)    (0.29)   (0.30)
                          -----     -----     -----     -----    -----
Net Asset Value, End
 of Period............   $16.38    $12.98     $9.98     $9.41    $9.00
                         ======    ======     =====     =====    =====
Total Return /(c)/ ...    29.79%    32.95%     8.38%     7.76%   21.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $19,102   $15,232    $8,982    $5,663   $4,488
 Ratio of Expenses to
  Average Net Assets..     2.34%     2.51%     2.47%     2.58%    2.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.35%       --        --        --     2.75%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.99%     2.34%     2.26%     2.97%    3.53%
 Portfolio Turnover
  Rate................     79.3%     58.4%     65.4%     69.5%    79.8%



/(a) /Effective March 1, 2004, Principal Real Estate Fund, Inc. changed its name to Principal Real Estate Securities Fund, Inc.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.28      $6.23      $7.60     $11.24     $11.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.06)     (0.12)     (0.11)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.96       2.11      (1.25)     (1.91)      1.27
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.89       2.05      (1.37)     (2.02)      1.16
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............    $9.17      $8.28      $6.23      $7.60     $11.24
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...    10.75%     32.91%    (18.03)%   (19.37)%     9.89%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $82,731    $73,671    $56,334    $53,763    $60,660
 Ratio of Expenses to
  Average Net Assets..     1.57%      1.98%      1.94%      1.87%      1.75%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.57%      1.98%      1.95%        --       1.76%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.76)%    (0.85)%    (0.93)%    (0.80)%    (0.61)%
 Portfolio Turnover
  Rate................    188.8%     165.6%     218.2%     154.9%     138.4%

                           2004       2003       2002       2001       2000
                           ----       ----       ----       ----       ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.90      $5.99      $7.36     $11.02     $11.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.13)     (0.10)     (0.09)     (0.06)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.91       2.01      (1.28)     (1.98)      1.17
                           ----       ----      -----      -----       ----
 Total From Investment
            Operations     0.78       1.91      (1.37)     (2.04)      1.07
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (1.62)     (1.26)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............    $8.68      $7.90      $5.99      $7.36     $11.02
                          =====      =====      =====      =====     ======
Total Return /(b)/ ...     9.87%     31.89%    (18.61)%   (20.05)%     9.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,117    $22,036    $15,624    $17,342    $19,022
 Ratio of Expenses to
  Average Net Assets..     2.30%      2.70%      2.75%      2.74%      2.41%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.31%      2.70%      2.75%        --       2.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.50)%    (1.58)%    (1.73)%    (1.67)%    (1.27)%
 Portfolio Turnover
  Rate................    188.8%     165.6%     218.2%     154.9%     138.4%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was effective for the year ended October 31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.29     $12.10        $11.65     $11.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.46       0.47      0.48/(c)/      0.54       0.59
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18       0.05      0.18/(c)/      0.51       0.06
                            ----       ----      ----           ----       ----
 Total From Investment
            Operations      0.64       0.52       0.66          1.05       0.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)     (0.45)     (0.47)        (0.55)     (0.58)
 Distributions from
  Realized Gains......     (0.03)     (0.05)        --         (0.05)     (0.11)
   ----                    -----      -----                    -----      -----
   Total Dividends and
         Distributions     (0.47)     (0.50)     (0.47)        (0.60)     (0.69)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $12.48     $12.31     $12.29        $12.10     $11.65
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      5.31%      4.25%      5.64%         9.28%      5.81%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,930   $178,379   $183,100      $167,016   $163,846
 Ratio of Expenses to
  Average Net Assets..      0.76%      0.81%      0.77%         0.82%      0.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.72%      3.71%      4.02%/(c)/    4.59%      5.12%
 Portfolio Turnover
  Rate................      70.3%      31.2%      60.0%         51.8%       7.6%

                            2004       2003       2002          2001       2000
                            ----       ----       ----          ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.36     $12.32     $12.16        $11.71     $11.70
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.41       0.38      0.38/(d)/      0.48       0.57
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.15       0.07      0.17/(d)/      0.51       0.07
                            ----       ----      ----           ----       ----
 Total From Investment
            Operations      0.56       0.45       0.55          0.99       0.64
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)     (0.36)     (0.39)        (0.49)     (0.52)
 Distributions from
  Realized Gains......     (0.03)     (0.05)        --         (0.05)     (0.11)
   ----                    -----      -----                    -----      -----
   Total Dividends and
         Distributions     (0.37)     (0.41)     (0.39)        (0.54)     (0.63)
                           -----      -----      -----         -----      -----
Net Asset Value, End
 of Period............    $12.55     $12.36     $12.32        $12.16     $11.71
                          ======     ======     ======        ======     ======
Total Return /(b)/ ...      4.88%      3.68%      4.67%         8.70%      5.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,742    $13,254    $13,848       $12,122    $10,744
 Ratio of Expenses to
  Average Net Assets..      1.15%      1.44%      1.60%         1.33%      1.37%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.32%      3.07%      3.19%/(d)/    4.07%      4.60%
 Portfolio Turnover
  Rate................      70.3%      31.2%      60.0%         51.8%       7.6%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class A per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class B per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                                   REPORT OF

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Directors and
Shareholders


Principal Balanced Fund,      Principal Limited Term Bond Fund, Inc.
Inc.
Principal Bond Fund, Inc.     Principal MidCap Fund, Inc.
Principal Capital Value       Principal Partners Blue Chip Fund, Inc.
Fund, Inc.
Principal Cash Management     Principal Partners Equity Growth Fund, Inc.
Fund, Inc.
Principal Equity Income       Principal Partners LargeCap Blend Fund, Inc.
Fund, Inc.                    Principal Partners LargeCap Value Fund, Inc.
  (previously Principal
Utilities Fund, Inc.)
Principal Government          Principal Partners MidCap Growth Fund, Inc.
Securities Income Fund, Inc.
Principal Growth Fund, Inc.   Principal Partners SmallCap Growth Fund, Inc.
Principal International       Principal Real Estate Securities Fund, Inc.
Emerging Markets Fund, Inc.
Principal International         (previously Principal Real Estate Fund, Inc.)
Fund, Inc.
Principal International       Principal SmallCap Fund, Inc.
SmallCap Fund, Inc.
Principal LargeCap Stock      Principal Tax-Exempt Bond Fund, Inc.
Index Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc. (previously Principal Utilities Fund, Inc.), Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc. (previously Principal Real Estate Fund, Inc.), Principal SmallCap Fund, Inc., and Principal Tax-Exempt Bond Fund, Inc. as of October 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Domestic Growth Funds, Principal International Growth Funds, Principal Income Funds and Principal Money Market Fund at October 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



								/s/ Ernst & Young LLP



Des Moines, Iowa
November 24, 2004

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Each director also has the same position with Principal Variable Contracts Fund, Inc. and Principal Investors Fund, Inc. which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
----------------------------------  -----------------------  -------------     -------------


                                                                  102             None

 James D. Davis
 Director since 1974                  Attorney. Vice
 Member Audit and                     President, Deere and
 Nominating Committee                 Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                                  102             None
 Richard W. Gilbert
 Director since 1985
 Member Audit and                    President, Gilbert
 Nominating Committee                Communications, Inc.
 5040 Arbor Lane,                    since 1993.
 #302, Northfield,
 Illinois.
 05/08/40

                                                                 102             None

                                     Executive Vice
 Mark A. Grimmett                    President and CFO,
 Director since 2004                 Merle Norman
 Member Audit and                    Cosmetics, Inc.,
 Nominating Committee                since 2000. Prior
 6310 Deerfield Avenue               thereto, Vice
 San Gabriel,                        President and CFO.
 California
 04/03/60

                                                                 102
                                                                                 Casey's General
                                                                                 Stores, Inc.
 William C. Kimball
 Director since 1999                 Chairman and CEO,
 Member Audit and                    Medicap Pharmacies,
 Nominating Committee                Inc. Retired.
 4350 Westown Parkway,
 Suite 400
 West Des Moines, Iowa
 11/28/47

                                                                  102             None
 Barbara A. Lukavsky
 Director since 1987
 Member Audit and
 Nominating Committee               President and CEO,
 Member Executive                   Barbican Enterprises,
 Committee                          Inc. since 1997.
 100 Market Street,
 #314, Des Moines,
 Iowa
 09/10/40


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.


THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF AN AFFILIATION WITH THE MANAGER AND

PRINCIPAL LIFE. .

                                    Director, Principal
                                    Management
                                    Corporation and
                                    Princor Financial
                                    Services Corporation
                                    ("Princor") since                102          None
 John E. Aschenbrenner              1998. President,
 Director since 1998                Insurance and
 08/16/49                           Financial Services,
                                    Principal Life since
                                    2003. Executive Vice
                                    President, 2000-2003.
                                    Prior thereto, Senior
                                    Vice President.

                                    Director and
                                    President, Princor
 Ralph C. Eucher                    and Principal
 Director and                       Management
 President since 1999               Corporation, since              102           None
 Member Executive                   1999. Senior Vice
 Committee                          President, Principal
 06/14/52                           Life, since 2002.
                                    Prior thereto, Vice
                                    President.

                                    Chairman and
                                    Director, Princor and           102           None
 Larry D. Zimpleman                 Principal Management
 Director and Chairman              Corporation since
 of the Board since                 2002. President,
 December 2001                      Retirement and
 Member Executive                   Investor Services,
 Committee                          Principal Life since
 09/07/51                           2003. Executive Vice
                                    President, 2001-2003.
                                    Prior thereto, Senior
                                    Vice President.

The Audit and Nominating Committee selects the independent auditors for the Funds and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Funds for election to the Board.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

Additional  information  about  the Funds is  available  in the  Prospectus  and
Statement of Additional Information both dated March 1, 2004. These documents may be obtained free of charge by writing or telephoning Princor Financial
Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

PROXY VOTING POLICIES

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent period ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Funds file complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Funds' Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

                         FEDERAL INCOME TAX INFORMATION
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2004
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.

DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2004 that qualifies for the dividend received deduction is as follows:

                                                DEDUCTIBLE
                                                PERCENTAGE
                                               ------------
 Principal Balanced Fund, Inc.                      52%
 Principal Capital Value Fund, Inc.                100
 Principal Equity Income Fund, Inc.                 80
 Principal LargeCap Stock Index Fund, Inc.         100
 Principal MidCap Fund, Inc.                        99
 Principal Partners LargeCap Value Fund, Inc.      100

QUALIFIED DIVIDEND INCOME . For the fiscal year ended October 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2004, taxed at the maximum rate of 15% is as follows:

                                                           PERCENTAGE
                                                          ------------
 Principal Balanced Fund, Inc.                                 59%
 Principal Capital Value Fund, Inc.                           100
 Principal Equity Income Fund, Inc.                            80
 Principal International Fund, Inc.                           100
 Principal LargeCap Stock Index Fund, Inc.                    100
 Principal MidCap Fund, Inc.                                   88
 Principal Partners LargeCap Value Fund, Inc.                 100

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund's transfer agent.

TAX-EXEMPT DIVIDENDS . Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.

LONG TERM CAPITAL GAIN DIVIDENDS . For federal income tax purposes, the Funds designate long term capital gain dividends for all share classes for the year ended October 31, 2004 as follows:

                                                 PER SHARE
                                                 LONG TERM
                                                 CAPITAL GAIN
                                                 DISTRIBUTIONS
                                                 -------------
 Principal MidCap Fund, Inc.                    $   1.6192
 Principal Real Estate Securities Fund, Inc.         .2227
 Principal Tax Exempt Bond Fund, Inc.                .0299



ITEM 2 - CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Richard Gilbert, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
         October 31, 2003 - $7300
         October 31, 2004 - $8200

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant's dividend distributions that are included as deductions on the tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
         October 31, 2003  - $700
         October 31, 2004  - $770

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

                         Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. and Principal Mutual Funds (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. . For the purposes of this policy, Prohibited Services are:

|X| Services that are subject to audit procedure during a financial statement audit;
|X|  Services where the auditor would act on behalf of management;
|X| Services where the auditor is an advocate to the client's position in an adversarial proceeding;
|X| Bookkeeping or other services related to the accounting records or financial statements of the Company, its subsidiaries and affiliates;
|X|  Financial information systems design and implementation;
|X| Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
|X|  Actuarial services;
|X|  Internal audit functions or human resources;
|X| Broker or dealer, investment advisor, or investment banking services; |X| Legal services and expert services unrelated to the audit;
|X|  Any other service that the Public Company Accounting Oversight
     Board determines, by regulation, is impermissible.


2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

                  Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

                  In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

(end of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All work in connection with the audit of the registrant's financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.
         October 31, 2003 - $3400
         October 31, 2004 - $770

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 10 - CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11 - EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Cash Management Fund, Inc.
           ---------------------------------------------------------



By           /s/ Ralph C. Eucher
  -----------------------------------------------------------------

         Ralph C. Eucher, President

Date         12/16/2004
             ---------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Ralph C. Eucher
   ----------------------------------------------------------------
         Ralph C. Eucher, President

Date         12/16/2004
    ---------------------



By           /s/ Jill R. Brown
  -----------------------------------------------------------------
         Jill R. Brown, Vice President and Chief Financial Officer

Date         12/16/2004
    ---------------------